UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-07923

City National Rochdale Funds
(Exact name of registrant as specified in charter)

400 North Roxbury Drive
Beverly Hills, CA 90210
 (Address of principal executive offices) (Zip code)

Leigh Muniz, Esq.
400 North Roxbury Drive
Beverly Hills, CA 90210
 (Name and address of agent for service)

Registrant’s telephone number, including area code: 1-888-889-0799

Date of fiscal year end: September 30, 2017

Date of reporting period: September 30, 2017

Item 1.	Reports to Stockholders.

CITY NATIONAL ROCHDALE FUNDS

2017 ANNUAL REPORT

SEPTEMBER 30, 2017

This report and the financial statements contained herein are provided for the general information of the shareholders of City National Rochdale Funds. This report is not authorized for distribution to prospective investors in City National Rochdale Funds unless preceded or accompanied by an effective prospectus. Please remember that past performance is no guarantee of future results.

Shares of City National Rochdale Funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency and involve investment risks, including the possible loss of the principal amount invested.

TABLE OF CONTENTS

City National Rochdale Funds Annual Report

2	Letter to Our Shareholders
4	Fixed Income Funds Investment Adviser’s Report
7	Fixed Income Funds Overview
14	Equity Funds Investment Adviser’s Report
16	Equity Funds Overview
19	Schedule of Investments/Consolidated Schedule of Investments
119	Statements of Assets and Liabilities/Consolidated Statement of Assets and Liabilities
122	Statements of Operations/Consolidated Statement of Operations
126	Statements of Changes in Net Assets/Consolidated Statement of Changes in Net Assets
130	Consolidated Statement of Cash Flows
132	Financial Highlights/Consolidated Financial Highlights
135	Notes to Financial Statements/Consolidated Notes to Financial Statements
149	Report of Independent Registered Public Accounting Firm
150	Trustees and Officers
153	Notice to Shareholders
154	Disclosure of Fund Expenses
157	Board Approval of Advisory and Sub-Advisory Agreements

The Funds file their complete schedules of portfolio holdings with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q within 60 days after the end of the period. The Funds’ Form N-Q filings are available on the Commission’s website at http://www.sec.gov, and may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The most current Form N-Q filing is also available on the Funds’ website at www.citynationalrochdalefunds.com and without charge, upon request, by calling 1-888-889-0799.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to the Funds’ portfolio securities, and information on how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ending June 30 is available (1) without charge, upon request, by calling 1-888-889-0799, (2) on the Funds’ website at www.citynationalrochdalefunds.com, and (3) on the Commission’s website at www.sec.gov.

CITY NATIONAL ROCHDALE FUNDS | PAGE 1

letter to our shareholders (Unaudited)
September 30, 2017

Dear Shareholders,

This annual report covers the one-year period ended September 30, 2017. As the seasons begin to change and many of us prepare to face more frost than sunshine, we’re hard at work striving to ensure client portfolios are adequately prepared for changing market conditions around the globe. Perhaps the term “all-weather portfolio” resonates more with winter on the horizon.

Many of the economic indicators and associated growth trends we discussed this time last year remain intact, and, in some cases, are showing increased signs of life. Positive developments within the United States continue to signal modest economic growth ahead, with subsiding European headwinds and constructive emerging markets data supporting the case for synchronized global growth moving into 2018. As the domestic unemployment rate has declined to a post-2008 financial crisis low, the inflation conversation becomes increasingly more central to monetary policy decisions going forward. Though economists and market participants alike have been looking for signs of upward wage pressure as labor markets have tightened, sustained improvements in payroll data have proven rather elusive thus far. An organized unwind of the Federal Reserve's $4.5 trillion balance sheet alongside current expectations for three to four rate hikes over the next 12-18 months should inevitably influence investor behavior and risk asset performance in years to come. By maintaining an unwavering focus on capital preservation and portfolio defense, City National Rochdale's investment team seeks to pursue market and idiosyncratic opportunities only when risk-adjusted return targets meet or exceed our rigorous underwriting standards.

Within the equity markets, post-election volatility during Q4 2016 was quickly discarded for sharp and sustained positive performance over the course of the trailing one-year period. Though emerging market stocks suffered from geopolitical uncertainty tied to the incoming administration late last year, 2017 began with a bang as Q1 performance delivered double-digit returns on the back of investor confidence in a pro-growth policy agenda. Asian markets were among the strongest performers to start the year, led by constructive industrial production data and surging property markets. Developed international equities outpaced their domestic counterparts by a narrow margin for the year, as signs of improving economic conditions across continental Europe, supported by continued accommodative monetary policy, reinforced positive investor sentiment. Within the United States, growth equities extended their gains over value stocks, driven largely by sustained earnings strength within the Information Technology sector. Energy stocks weighed on domestic index performance, as volatile and downward trending oil prices during the first half of the year drove more sales than buys.

Fixed income investors benefitted handsomely from corporate credit exposure, as the enduring reach for yield drove spreads tighter, particularly within lower quality corners of the market. Though credit spreads have compressed significantly since the early 2016 flare up, they are still 100 basis points higher than they were in the summer of 2014, when they reached their lowest levels since the financial crisis. At this point in the credit cycle, underwriting standards have shifted squarely in favor of issuers, as covenant-lite deals and higher leverage levels are becoming increasingly more common. That said, our keen focus on expected default rates and other potential credit deterioration signals will continue to guide our positioning towards higher quality exposures.

As widely expected, the Federal Reserve (the “Fed”) maintained the targeted federal-funds rate in a range of 1.00% to 1.25% and announced that it will initiate its balance sheet normalization program in October. The balance sheet normalization program will scale back the Fed’s current re-investments to allow $10 billion of assets to roll-off per month and then increase the pace of reduction by an additional $10 billion per month every three months until it reaches a total monthly run-off rate of $50 billion (an annual run rate of $600 billion). Considering the total amount of assets currently held by the Fed ($4.5 trillion), this is a very modest pace of reduction. With that said, the Fed’s current tightening cycle is not intended to slow an overheating economy. Instead, rates are simply being lifted from emergency lows, and monetary policy remains extremely accommodative. Moreover, the Fed is painfully aware of the market impact from 2013’s taper tantrum in which interest rates rose sharply, following the announcement by the Fed chairman of the tapering of the amount of quantitative easing, and continues to favor a gradual, well-advertised approach toward policy normalization.

Stocks continued to climb during the third quarter of 2017. Stocks sustained their march higher over the summer as escalating tensions with North Korea, a series of devastating storms, and the Fed’s announcement that it would begin to normalize its balance sheet did not dent the market as investors focused on the prospects of lower corporate tax rates. Asset

CITY NATIONAL ROCHDALE FUNDS | PAGE 2

markets experienced a brief blip in volatility mid-quarter, but dwindled back as Hurricanes Harvey and Irma caused only short-term market dislocations. Additionally, among geopolitical tensions, investors have seemed to become inured to North Korean rocket launches (12 thus far this year). In terms of the fixed income markets, indices performed well during the third quarter of 2017 as the brief bout of volatility kept interest rates low, whereas ongoing healthy corporate fundamentals supported corporate credit spreads. Corporate credit markets have been lifted by a combination of generally improving credit metrics and the market’s expectation that possible revisions to tax and regulatory policies will reinvigorate economic growth and boost earnings. Additionally, credit markets benefited from a flattening yield curve, in which interest rates across the medium and longer end of the yield curve declined, thus boosting long-term focused fixed income indices.

Moderate economic expansion and fundamentals still support equities:

●	Full but fair valuations and rising corporate profit growth support a longer-term equity outlook.

●	Equity investors should not fear initial Fed rate hikes, as they have historically been positively correlated with stock prices when interest rates are starting at low levels.

Coming into 2017, we expected to face more choppy seas amid a slew of uncertainty that stemmed from various geopolitical events, the pace of Fed tightening, and results of the U.S. presidential election. A steady hand, our unwavering focus on risk management and downside protection continues to serve us well, as capital preservation will always be of paramount importance within all of the investment strategies that we manage. As always, we thank you for your trust and confidence in our abilities to continue to serve you well through your investment in the City National Rochdale Funds.

Sincerely,

Garrett R. D’Alessandro
President and Chief Executive Officer
City National Rochdale Funds

Past performance is no guarantee of future results. Certain shareholders may be subject to the Alternative Minimum Tax (AMT). Federal income tax rules apply to any capital gain distributions.

This information must be preceded or accompanied by a current prospectus. Please read the prospectus carefully before investing.

City National Rochdale Funds do not generally accept investments by non-U.S. persons and may not be available in all states.

Bloomberg Barclays U.S. 1-5 Year Government Bond Index is an index of all investment grade bonds with maturities of more than one year and less than five years. The index is a market value weighted performance benchmark.

Bloomberg Barclays 1-5 Year U.S. Corporate A3 or Higher, 2% Issuer Constrained Index includes U.S. dollar-denominated, investment-grade, fixed-rate, taxable securities issued by industrial, utility, and financial companies, with maturities between one and five years.

Bloomberg Barclays High Yield Municipal Index is an unmanaged index made up of bonds that are non-investment grade, unrated, or rated below Ba1 by Moody’s Investors Service with a remaining maturity of at least one year.

Citigroup High Yield Market Capped Index is a U.S. Dollar-denominated index which measures the performance of high-yield debt issued by corporations domiciled in the United States or Canada. Recognized as a broad measure of the North American high-yield market amongst all Citigroup's fixed income indices, it includes cash-pay and deferred-interest securities. All the bonds are publically placed, have a fixed coupon, and are non-convertible. Bonds issued under Rule 144A are included in their unregistered form.

Bloomberg Barclays Intermediate U.S. Government/Credit Index consists of publicly issued, dollar-denominated U.S. Government, agency, or investment grade corporate fixed income securities with maturities from one to ten years. The comparative market index is not directly investable and is not adjusted to reflect expenses that the SEC requires to be reflected in the fund’s performance.

Credit Suisse Leveraged Loan Index is designed to mirror the investible universe of the U.S.-denominated leverage loan market.

Bloomberg Barclays Intermediate-Short California Municipal Bond Index measures the performance of California municipal bonds.

CITY NATIONAL ROCHDALE FUNDS | PAGE 3

investment adviser’s report (Unaudited)
September 30, 2017
Fixed Income Funds

GOVERNMENT BOND FUND – CNBIX

The Servicing Class Shares of the Fund posted a return of 0.19% for Q3, which slightly underperformed the Bloomberg Barclays U.S. 1-5 Year Government Bond Index’s 0.29% return. Calendar year to date, as of September 30, 2017, the Fund is lagging the benchmark’s return of 1.09% by 33 basis points with a return of 0.76%. For the fiscal year ended September 30, 2017, the Servicing Class Shares of the Fund have returned -0.34% and the benchmark has delivered a return of
-0.06%.

As of the most recent quarter, the portfolio moved to neutral duration positioning relative to the benchmark with a barbell structure in anticipation of a flattening yield curve. This proved to be advantageous during the quarter, as longer duration assets outperformed shorter duration positions. Morningstar, Inc. rankings reflect the low risk approach of the Fund’s management, as the Fund tracks the benchmark very closely. Due to its capital preservation style, consistency since inception, and the high credit quality of its holdings, we believe the Fund is an attractive investment in a conservative space.

CORPORATE BOND FUND – CNCIX

The Servicing Class Shares of the Fund posted a return of 0.24% for Q3, underperforming the Bloomberg Barclays 1-5 Year A3 or Higher U.S. Corporate Index’s return of 0.66%. Calendar year to date, as of September 30, 2017, the Fund is underperforming its benchmark by 0.44% (1.84% for the Fund versus 2.28% for its benchmark). For the fiscal year ended September 30, 2017, the Servicing Class Shares of the Fund have underperformed its benchmark’s return by 0.51 (0.84% for the Fund versus 1.35% for its benchmark). As of the most recent quarter, the Fund continued to outpace its benchmark from a yield and total return perspective, driven by an emphasis on investing in lower quality bonds within the investment grade universe. Sector allocation detracted from relative performance as bonds within the Industrial sector lagged bonds within the Financial sector. The benchmark holds 40% exposure to banks while the Fund cannot hold exposure to any industry greater than 25% per SEC regulations. The driving force behind the underperformance was exposure to a third-party managed mutual fund that invests in the risk reinsurance market. During September 2017, the United States was hit by both Hurricanes Harvey and Irma. As a result, this allocation lost nearly 14.1% for the month or 37 basis points of performance from the Corporate Bond Fund.

CALIFORNIA TAX EXEMPT BOND FUND – CNTIX

The Servicing Class Shares of the Fund posted a return of 0.53% for Q3, slightly underperforming the Bloomberg Barclays Intermediate-Short California Municipal Bond Index’s return of 0.57% by 4 basis points. Calendar year to date, as of September 30, 2017, the Fund returned 2.77% versus the benchmark of 3.19% For the fiscal year ended September 30, 2017, the Servicing Class Shares of the Fund returned 0.31%, lagging the benchmark’s return of 0.83%. For the majority of the year, the Fund’s duration was slightly less than that of the benchmark. This proved beneficial immediately after the U.S. presidential election as rates rose sharply, but as rates started to decline after the first of the year, the Fund's short duration resulted in some underperformance. The Fund also held shares of The City National Rochdale Municipal High Income Fund, which added to some additional underperformance immediately after the election. The Fund's underweight position in pre-refunded bonds and California General Obligation bonds was additive to performance most of the year. The Fund maintained between 5% and 10% in cash equivalents that have seen yields rise steadily as the Fed has increased short-term rates. As of fiscal year end the Fund maintained a barbell strategy that helped performance during the last quarter as the yield curve has flattened.

MUNICIPAL HIGH INCOME FUND – CNRMX

The Servicing Class Shares of the Fund posted a return of 1.88% for Q3, outperforming the Bloomberg Barclays High Yield Muni Index’s return of 1.50% by 38 basis points. Calendar year to date, as of September 30, 2017, the Fund outperformed the benchmark’s return of 7.72% by 20 basis points with a return of 7.92%. For the fiscal year ended September 30, 2017, the Servicing Class Shares of the Fund returned 0.50%, lagging its benchmark’s return of 1.43% by 93 basis points. The primary reasons the Fund outperformed the benchmark both on a quarterly and annual basis were the Fund’s underweight position versus the benchmark in Puerto Rico bonds, and its overweight position in nonrated

CITY NATIONAL ROCHDALE FUNDS | PAGE 4

bonds. During the year, the Fund reduced its holdings of Puerto Rico bonds from less than 2% of its net assets to 0%, compared to the benchmark's holdings of approximately 24%. Worsening financial distress caused further defaults for nearly all of Puerto Rico’s debt. Ensuing bond price declines in Puerto Rico debt reduced the Index's returns. As in many sectors, credit spreads tightening caused nonrated and below investment grade bonds to outperform, contributing to the Fund outperforming its benchmark during the quarter and year to date.

The fiscal year underperformance was caused by the Fund’s duration being longer than the Index's duration during the fourth quarter of 2016, as rates rose substantially during the quarter. During 2017, the Fund's duration has been approximately the same as the Index's duration.

HIGH YIELD BOND FUND – CHYIX

The Servicing Class Shares of the Fund posted a return of 1.77% for Q3, lagging the Citigroup High Yield Market Capped Index’s return of 1.91% by 14 basis points. Calendar year to date, as of September 30, 2017, the Fund is behind the benchmark’s return of 6.36% by 96 basis points with a return of 5.40%. For the fiscal year ended September 30, 2017, the Servicing Class Shares of the Fund returned 8.42%, up 4 basis points over its benchmark's return of 8.38%. The Fund underperformed its benchmark in nearly all situations because of asset class exposure and risk weights. As of September 30, 2017, the Fund has 87% exposure to high yield bonds and 13% exposure to higher quality assets, such as bank loans (7%), investment grade bonds (3%), and cash (2%). The manager has maintained a similar average credit quality of the overall portfolio over the course of the last year relative to the benchmark. Similar credit risk, with lower interest rate risk from bank loan exposure is intended to help insulate against elevated volatility that has affected credit markets over the past few years. The Fund’s approximate 7% allocation to bank loans has also been a constructive hedge against downside risk, as senior secured paper has performed relatively well during periods of market stress. Loans have underperformed high yield bonds over the past year, so when comparing attribution of returns for only the high yield bonds, the underlying performance has been slightly stronger than the benchmark. Therefore, we are pleased with the absolute performance of the strategy, and with the risk adjusted performance relative to the benchmark over the past year.

INTERMEDIATE FIXED INCOME FUND – RIMCX

The Class N Shares of the Fund posted a return of 0.19% for Q3, underperforming the Bloomberg Barclays Intermediate U.S. Government/Credit Index’s return of 0.60%. Calendar year to date, as of September 30, 2017, the Fund is underperforming its benchmark’s return of 2.34% by 9 basis points with a return of 2.25%. For the fiscal year ended September 30, 2017, the Class N Shares of the Fund returned 0.48%, outperforming its benchmark’s return of 0.23% by 25 basis points. As of the most recent quarter, the Fund continued to outpace its benchmark from a yield and total return perspective, driven by an emphasis on investing in lower quality bonds within the investment grade universe. The significant overweight to credit has been the most meaningful driver of outperformance for the fiscal year. The slight underweight duration positioning relative to the benchmark was a performance tailwind. The driving force behind the underperformance was exposure to a third-party managed mutual fund that invests in the risk reinsurance market. During September 2017, the United States was hit by both Hurricanes Harvey and Irma. As a result, this allocation lost nearly 14.1% for the month and 46 basis points of performance from the Fund.

FIXED INCOME OPPORTUNITIES FUND – RIMOX

The Fund posted a return of 2.07% for Q3, outperforming all asset class specific benchmarks. Calendar year to date, as of September 30, 2017, the Fund is outperforming the Bloomberg Barclays Aggregate Index's return of 3.14% by 219 basis points with a return of 5.33%. For the fiscal year ended September 30, 2017, the Fund returned 7.99%, outperforming the Bloomberg Barclays Aggregate Index's return of 0.07% by 792 basis points. The Fund’s diversified asset class exposures have been instrumental in delivering an attractive yield profile, without assuming an inordinate amount of interest rate risk. With nearly 30% of the Fund allocated to a combination of domestic and European bank loans, the strategy has been well positioned to withstand the elevated volatility experienced in the credit markets. The

CITY NATIONAL ROCHDALE FUNDS | PAGE 5

investment adviser’s report (Unaudited)
September 30, 2017
Fixed Income Funds (continued)

Fund’s emerging markets high yield and U.S. high yield bond allocations have been two of the strongest performers during the year. Both of these areas outperformed the more conservative segment of bank loans.

This material represents the managers’ assessment of the portfolios and market environment at a specific point in time and should not be relied upon by the reader as research or investment advice.

Performance data quoted represents past performance and does not guarantee similar future results. The investment performance and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost, and current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, please call 1-888-889-0799.

Index performance returns do not reflect any management fees, transaction costs or expenses. Indexes are unmanaged and one cannot invest directly in an index.

The Government Bond Fund’s, Corporate Bond Fund’s, California Tax Exempt Bond Fund’s, Municipal High Income Fund’s, High Yield Bond Fund’s, Intermediate Fixed Income Fund’s and Fixed Income Opportunities Fund’s investment performance reflects voluntary fee waivers in effect. Absent these waivers, total return and yield would be lower. The Adviser intends to continue these arrangements at least through January 31, 2018, but there can be no assurance that City National Rochdale, LLC will continue to waive fees.

Mutual fund investing involves risk, including loss of principal. Bonds and bond funds are subject to interest rate risk and will decline in value as interest rates rise. The securities of mid-cap companies may have greater price volatility and less liquidity than the securities of larger capitalized companies. Emerging markets involve heightened risk related to the same factors as well as increased volatility and lower trading volume.

The California Tax Exempt Bond Fund invests primarily in California securities and may be more volatile and susceptible to a single adverse economic or regulatory occurrence affecting those obligations than a fund investing in obligations of a number of states.

The credit quality breakdown depicts the credit quality ratings of the Fund’s portfolio securities that are rated by one or both of two major nationally recognized statistical rating organizations (“NRSROs”). The two NRSROs currently utilized for this purpose are Standard & Poor’s (S&P) and Moody’s. When a bond is rated by S&P that rating is utilized. If it is not rated by S&P, the Moody’s rating is utilized. When a security is rated by neither, it is classified as “Not Rated”. For bonds, these credit quality ratings are shown without regard to gradations within a given rating category. For example, securities rated “AA-” or “AA+” have been included in the “AA” rated category. Long-term ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest).

Duration is a measure of a bond's sensitivity to interest rate changes. The higher the bond's duration, the greater its sensitivity to the change.

CITY NATIONAL ROCHDALE FUNDS | PAGE 6

fund overview (Unaudited)
September 30, 2017
City National Rochdale Government Bond Fund

The Fund seeks to provide current income by investing primarily in securities either issued or guaranteed by the U.S. Government or its agencies or instrumentalities.

Comparison of Change in the Value of a $10,000 Investment in the City National Rochdale Government Bond Fund, Servicing Class Shares, versus the Bloomberg Barclays U.S. 1-5 Year Government Bond Index(1)

(1)
The performance in the above graph does not reflect the deduction of taxes the shareholder will pay on Fund distributions or the redemptions of Fund shares. Investment performance reflects fee waivers in effect. In the absence of such waivers, total return would be reduced.

Past performance is no indication of future performance.
The Fund’s comparative benchmark does not include the annual operating expenses incurred by the Fund. Please note that one cannot invest directly in an unmanaged index.

AVERAGE ANNUAL TOTAL RETURNS
Shares	Ticker Symbol	1-Year Return	3-Year Return	5-Year Return	10-Year Return
Servicing Class*^	CNBIX	-0.34%	0.57%	0.19%	1.82%
Institutional Class(1)^^†	CNIGX	-0.18%	0.82%	0.43%	1.96%
Class N	CGBAX	-0.68%	0.28%	-0.09%	1.55%
Bloomberg Barclays U.S. 1-5 Year Government Bond Index	n/a	-0.06%	1.17%	0.83%	2.38%

*	The graph is based on only Servicing Class Shares; performance for Institutional Class and Class N Shares would be different due to differences in fee structures.
(1)	Commenced operations on February 1, 2012.
^	The Fund’s Servicing Class Shares are available only to fiduciary, advisory, agency, custodial and other similar accounts maintained at City National Bank and certain retirement plan platforms.
^^
The Fund’s Institutional Class Shares are available only to fiduciary, advisory, agency, custodial and other similar accounts maintained at City National Bank which meet the Fund’s minimum initial investment requirement, and certain tax-deferred retirement plans (including 401(k) plans, employer-sponsored 403(b) plans, 457 plans, profit sharing and money purchase pension plans, defined benefit plans and non-qualified deferred compensation plans) held in plan level or omnibus accounts.

†	Institutional Class Shares’ performance for the period of October 1, 2007, to February 1, 2012, is that of the Servicing Class Shares.

TOP TEN HOLDINGS
% OF PORTFOLIO
U.S. Treasury Note
1.375%, 12/15/19	6.5%
U.S. Treasury Note
2.125%, 12/31/21	6.0%
U.S. Treasury Note
1.500%, 01/31/22	5.5%
U.S. Treasury Note
2.000%, 11/30/20	5.1%
U.S. Treasury Note
1.375%, 02/15/20	5.0%
FFCB
1.426%, 09/20/19	5.0%
FHLMC, Ser K708, Cl A2
2.130%, 01/25/19	5.0%
FNMA
1.250%, 08/17/21	5.0%
U.S. Treasury Note
2.375%, 12/31/20	4.7%
FNMA
1.750%, 06/20/19	4.6%

CITY NATIONAL ROCHDALE FUNDS | PAGE 7

fund overview (Unaudited)
September 30, 2017
City National Rochdale Corporate Bond Fund

The Fund seeks to provide current income by investing in a diversified portfolio of fixed income securities, primarily investment grade corporate bonds issued by domestic and international companies denominated in U.S. dollars.

Comparison of Change in the Value of a $10,000 Investment in the City National Rochdale Corporate Bond Fund, Servicing Class Shares, versus the Bloomberg Barclays 1-5 Year U.S. Corporate A3 or Higher, 2% Issuer Constrained Index(1)

(1)
The performance in the above graph does not reflect the deduction of taxes the shareholder will pay on Fund distributions or the redemptions of Fund shares. Investment performance reflects fee waivers in effect. In the absence of such waivers, total return would be reduced.

Past performance is no indication of future performance.
The Fund’s comparative benchmark does not include the annual operating expenses incurred by the Fund. Please note that one cannot invest directly in an unmanaged index.

AVERAGE ANNUAL TOTAL RETURNS
Shares	Ticker Symbol	1-Year Return	3-Year Return	5-Year Return	10-Year Return
Servicing Class*^	CNCIX	0.84%	1.30%	1.31%	3.09%
Class N	CCBAX	0.68%	1.06%	1.06%	2.85%
Bloomberg Barclays 1-5 Year U.S. Corporate A3 or Higher, 2% Issuer Constrained Index	n/a	1.35%	2.13%	1.81%	3.50%

*	The graph is based on only Servicing Class Shares; performance for Class N Shares would be different due to differences in fee structures.
^	The Fund’s Servicing Class Shares are available only to fiduciary, advisory, agency, custodial and other similar accounts maintained at City National Bank and certain retirement plan platforms.

TOP TEN HOLDINGS
% OF PORTFOLIO
Total Capital International
2.875%, 02/17/22	3.0%
NextGear Floorplan Master Owner Trust, Ser 2015-2A, Cl A
2.380%, 10/15/20	2.9%
Apple
3.450%, 05/06/24	2.3%
Stone Ridge Reinsurance Risk Premium Interval Fund	2.2%
Costco Wholesale
2.150%, 05/18/21	2.2%
Hewlett Packard Enterprise 3.041%
10/05/17	2.2%
Standard Chartered, MTN
1.700%, 04/17/18	2.2%
Daimler Finance North America
2.250%, 07/31/19	2.1%
America Movil
5.000%, 03/30/20	2.0%
Prologis
4.250%, 08/15/23	2.0%

BOND CREDIT QUALITY

CREDIT RATINGS(1)	% OF NET ASSETS
AAA	5.3%
AA	10.5%
A	42.2%
BBB	34.4%
B	1.0%
NR	0.4%
Registered Investment Company	2.2%
Short-Term Investments and Other Net Assets	3.3%

(1)
Credit quality is based on ratings from Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (“S&P”). Where S&P ratings are not available, credit quality is based on ratings from Moody’s Investor Services, Inc. (“Moody’s”). S&P and Moody’s ratings have been selected fo several reasons, including the access to information and materials provided by S&P and Moody’s, as well as the Fund’s consideration of industry practice. The Not Rated category, if applicable, consists of securities that have not been rated by S&P or Moody’s.

CITY NATIONAL ROCHDALE FUNDS | PAGE 8

fund overview (Unaudited)
September 30, 2017
City National Rochdale California Tax Exempt Bond Fund

The Fund seeks to provide current income exempt from federal and California state income tax by investing primarily in California municipal bonds and notes.

Comparison of Change in the Value of a $10,000 Investment in the City National Rochdale California Tax Exempt Bond Fund, Servicing Class Shares, versus the Bloomberg Barclays Intermediate-Short California Municipal Bond Index(1)

(1)
The performance in the above graph does not reflect the deduction of taxes the shareholder will pay on Fund distributions or the redemptions of Fund shares. Investment performance reflects fee waivers in effect. In the absence of such waivers, total return would be reduced.

Past performance is no indication of future performance.
The Fund’s comparative benchmark does not include the annual operating expenses incurred by the Fund. Please note that one cannot invest directly in an unmanaged index.

AVERAGE ANNUAL TOTAL RETURNS
Shares	Ticker Symbol	1-Year Return	3-Year Return	5-Year Return	10-Year Return
Servicing Class*^	CNTIX	0.31%	1.44%	1.54%	2.91%
Class N	CCTEX	0.05%	1.18%	1.27%	2.64%
Bloomberg Barclays Intermediate-Short California Municipal Bond Index	n/a	0.83%	1.81%	2.01%	3.58%

*	The graph is based on only Servicing Class Shares; performance for Class N Shares would be different due to differences in fee structures.
^	The Fund’s Servicing Class Shares are available only to fiduciary, advisory, agency, custodial and other similar accounts maintained at City National Bank.

TOP TEN HOLDINGS
% OF PORTFOLIO
California Infrastructure & Economic Development Bank, Pacific Gas & Electric Project, Ser B, RB, Union Bank N.A. Callable 09/29/17 @ 100
0.890%, 11/01/26	2.8%
Long Beach, Unified School District, Election of 2008, Ser S, GO Pre-Refunded @ 100
5.250%, 08/01/19	2.4%
California State, Health Facilities Financing Authority, RB
0.930%, 10/10/17	2.2%
University of California, Ser AT, RB
1.400%, 05/15/46	2.2%
California State, Public Works Board, RB
5.000%, 09/01/25	2.0%
California State, GO
1.692%, 12/01/29	1.7%
New York City, Water & Sewer System, RB Callable 09/29/17 @ 100
0.980%, 06/15/48	1.5%
California Statewide, Communities Development Authority, Kaiser Permanente, Ser A, RB
5.000%, 04/01/19	1.5%
Long Beach, Unified School District, GO
5.000%, 08/01/26	1.4%
San Mateo County, Joint Powers Financing Authority, Maple Street Correctional Center, RB Callable 06/15/24 @ 100
5.000%, 06/15/26	1.4%

CITY NATIONAL ROCHDALE FUNDS | PAGE 9

fund overview (Unaudited)
September 30, 2017
City National Rochdale Municipal High Income Fund

The Fund seeks to provide a high level of current income that is not subject to federal income tax.

Comparison of Change in the Value of a $10,000 Investment in the City National Rochdale Municipal High Income Fund, Servicing Class Shares, versus the Bloomberg Barclays High Yield Municipal Index(1)

(1)
The performance in the above graph does not reflect the deduction of taxes the shareholder will pay on Fund distributions or the redemptions of Fund shares. Investment performance reflects fee waivers in effect. In the absence of such waivers, total return would be reduced. Effective January 31, 2016, the Adviser discontinued the voluntary fee waivers for the Fund.

Past performance is no indication of future performance.
The Fund’s comparative benchmark does not include the annual operating expenses incurred by the Fund. Please note that one cannot invest directly in an unmanaged index.

AVERAGE ANNUAL TOTAL RETURNS
Shares	Ticker Symbol	1-Year Return	3-Year Return	Inception to Date
Servicing Class*(1)^	CNRMX	0.50%	4.22%	6.19%
Class N(1)	CNRNX	0.16%	3.96%	5.91%
Bloomberg Barclays High Yield Municipal Index	n/a	1.43%	4.56%	6.93%

*	The graph is based on only Servicing Class Shares; performance for Class N Shares would be different due to differences in fee structures.
(1)	Commenced operations on December 30, 2013.
^	The Fund’s Servicing Class Shares are available only to fiduciary, advisory, agency, custodial and other similar accounts maintained at City National Bank and certain retirement plan platforms.

TOP TEN HOLDINGS*
% OF PORTFOLIO
Tobacco Settlement Financing, Ser 1A, RB Callable 10/16/17 @ 100
5.000%, 06/01/41	1.0%
Illinois State, Finance Authority, Ser A University of Chicago, RB Callable 10/01/25 @ 100
5.000%, 10/01/40	1.0%
Fayette County, Hospital Authority, Piedmont Healthcare Project, RB Callable 07/01/26 @ 100
5.000%, 07/01/46	0.9%
New York State, Liberty Development, World Trade Center RB Callable 11/15/24 @ 100
5.000%, 11/15/44	0.9%
Tarrant County, Cultural Education Facilities Finance, C.C. Young Memorial Home Project, RB Callable 02/15/27 @ 100
6.375%, 02/15/48	0.9%
Jefferson County, Sewer Revenue, Ser D, RB Callable 10/01/23 @ 105
6.000%, 10/01/42	0.9%
New York City, Transitional Finance Authority, Building Aid Revenue, Ser S-1 Callable 01/15/26 @ 100
4.000%, 07/15/45	0.9%
Chicago, Ser A, GO Callable 01/01/27 @ 100
6.000%, 01/01/38	0.9%
Nassau County, Tobacco Settlement, RB Callable 10/30/17 @ 100
5.125%, 06/01/46	0.8%
Salt Verde Financial, Gas Revenue, RB
5.000%, 12/01/37	0.8%

*	Excludes Cash Equivalents

CITY NATIONAL ROCHDALE FUNDS | PAGE 10

fund overview (Unaudited)
September 30, 2017
City National Rochdale High Yield Bond Fund

The Fund seeks to maximize total return by investing primarily in fixed income securities rated below investment grade including corporate bonds and debentures, convertible and preferred securities, zero coupon obligations and debt securities that are issued by U.S. and foreign governments.

Comparison of Change in the Value of a $10,000 Investment in the City National Rochdale High Yield Bond Fund, Servicing Class Shares, versus the Citigroup High Yield Market Capped Index(1)

(1)
The performance in the above graph does not reflect the deduction of taxes the shareholder will pay on Fund distributions or the redemptions of Fund shares. Investment performance reflects fee waivers in effect. In the absence of such waivers, total return would be reduced. Effective January 31, 2016, the Adviser discontinued the voluntary fee waivers for the Fund.

Past performance is no indication of future performance.
The Fund’s comparative benchmark does not include the annual operating expenses incurred by the Fund. Please note that one cannot invest directly in an unmanaged index.

AVERAGE ANNUAL TOTAL RETURNS
Shares	Ticker Symbol	1-Year Return	3-Year Return	5-Year Return	10-Year Return
Servicing Class*^	CHYIX	8.42%	4.60%	5.66%	6.99%
Institutional Class(1)^^†	CNIHX	8.82%	4.89%	5.92%	7.16%
Class N	CHBAX	8.28%	4.41%	5.42%	6.72%
Citigroup High Yield Market Capped Index	n/a	8.38%	5.23%	5.85%	7.32%

*	The graph is based on only Servicing Class Shares; performance for Institutional and Class N Shares would be different due to differences in fee structures.
(1)	Commenced operations on February 2, 2012.
^	The Fund’s Servicing Class Shares are available only to fiduciary, advisory, agency, custodial and other similar accounts maintained at City National Bank and certain retirement plan platforms.
^^
The Fund’s Institutional Class Shares are available only to fiduciary, advisory, agency, custodial and other similar accounts maintained at City National Bank which meet the Fund’s minimum initial investment requirement, and certain tax-deferred retirement plans (including 401(k) plans, employer-sponsored 403(b) plans, 457 plans, profit sharing and money purchase pension plans, defined benefit plans and non-qualified deferred compensation plans) held in plan level or omnibus accounts.

†	Institutional Class Shares’ performance for the period from October 1, 2007, to February 2, 2012, is that of the Servicing Class Shares.

TOP TEN HOLDINGS*
% OF PORTFOLIO
Epicor Software
9.250%, 05/21/23	2.1%
Vector Group
6.125%, 02/01/25	1.9%
MDC Partners
6.500%, 05/01/24	1.5%
Terraform Global Operating
9.750%, 08/15/22	1.5%
SFR Group
7.375%, 05/01/26	1.4%
CCO Holdings
5.125%, 05/01/27	1.4%
LBC Tank Terminals Holding Netherlands
6.875%, 05/15/23	1.3%
Grinding Media
7.375%, 12/15/23	1.3%
Eldorado
6.125%, 12/15/20	1.3%
EIG Investors
10.875%, 02/01/24	1.3%

*	Excludes Cash Equivalents

CITY NATIONAL ROCHDALE FUNDS | PAGE 11

fund overview (Unaudited)
September 30, 2017
City National Rochdale Intermediate Fixed Income Fund

The Fund seeks current income and, to the extent consistent with this goal, capital appreciation, by investing primarily in fixed income securities.

Comparison of Change in the Value of a $10,000 Investment in the City National Rochdale Intermediate Fixed Income Fund, Class N Shares, versus the Bloomberg Barclays Intermediate U.S. Government/Credit Index(1)

(1)
The performance in the above graph does not reflect the deduction of taxes the shareholder will pay on Fund distributions or the redemptions of Fund shares. Investment performance reflects fee waivers in effect. In the absence of such waivers, total return would be reduced.

Past performance is no indication of future performance.
The Fund’s comparative benchmark does not include the annual operating expenses incurred by the Fund. Please note that one cannot invest directly in an unmanaged index.

AVERAGE ANNUAL TOTAL RETURNS
Shares	Ticker Symbol	1-Year Return	3-Year Return	5-Year Return	10-Year Return
Class N*(1)	RIMCX	0.48%	1.84%	1.82%	3.12%
Institutional Class(2)^	CNRIX	1.02%	2.35%	2.20%	3.31%
Bloomberg Barclays Intermediate U.S. Government/Credit Index	n/a	0.23%	2.13%	1.61%	3.64%

*	The graph is based on only Class N Shares; the performance for Institutional Class Shares would be different due to differences in fee structures.
(1)
The predecessor to the City National Rochdale Intermediate Fixed Income Fund (the “Predecessor Fund”) commenced operations on December 31, 1999. On March 29, 2013, the Predecessor Fund was reorganized into the Fund. The performance results for the Class N Shares of the Fund for the period October 1, 2007, to March 29, 2013, reflect the performance of the Predecessor Fund’s Shares.

(2)
Commenced operations on December 20, 2013. The performance results for Institutional Class Shares of the Fund for the period of October 1, 2007, to March 28, 2013, reflect the performance of the Predecessor Fund’s shares. The performance results for the Institutional Class Shares of the Fund for the period March 29, 2013, to December 19, 2013, reflect the performance of the Class N Shares.

^
The Fund’s Institutional Class shares are available only to fiduciary, advisory, agency, custodial and other similar accounts maintained at City National Bank which meet the minimum initial investment requirement of $1,000,000 and certain tax deferred retirement plans (including 401(k) plans, employer sponsored 403(b) plans, 457 plans, profit sharing and money purchase pension plans, defined benefit plans and non-qualified deferred compensation plans) held in plan level or omnibus accounts.

TOP TEN HOLDINGS
% OF PORTFOLIO
NextGear Floorplan Master Owner Trust, Ser 2015-2A, Cl A
2.380%, 10/15/20	3.0%
Stone Ridge Reinsurance Risk Premium Interval Fund	2.8%
Svenska Handelsbanken, MTN
5.125%, 03/30/20	2.5%
Rio Tinto Finance USA
3.750%, 06/15/25	2.5%
FNMA, Pool AL5866
2.730%, 08/01/22	2.3%
U.S. Treasury Inflation Indexed Bonds
0.625% 01/15/26	2.3%
Apple
2.450%, 08/04/26	2.2%
Bank of Nova Scotia
2.450% 03/22/21	2.2%
Morgan Stanley, MTN
3.750%, 02/25/23	2.1%
HSBC Holdings
3.400%, 03/08/21	2.1%

CITY NATIONAL ROCHDALE FUNDS | PAGE 12

fund overview (Unaudited)
September 30, 2017
City National Rochdale Fixed Income Opportunities Fund

The Fund seeks a high level of current income by investing primarily in fixed income securities.

Comparison of Change in the Value of a $10,000 Investment in the City National Rochdale Fixed Income Opportunities Fund, Class N Shares, versus the Credit Suisse Leveraged Loan Index, the Bloomberg Barclays U.S. Aggregate Bond Index and the Bloomberg Barclays U.S. Corporate High Yield Bond Index(1)

(1)
The performance in the above graph does not reflect the deduction of taxes the shareholder will pay on Fund distributions or the redemptions of Fund shares. Investment performance reflects fee waivers in effect. In the absence of such waivers, total return would be reduced.

Past performance is no indication of future performance.
The Fund’s comparative benchmarks do not include the annual operating expenses incurred by the Fund. Please note that one cannot invest directly in an unmanaged index.

AVERAGE ANNUAL TOTAL RETURNS
Shares	Ticker Symbol	1-Year Return	3-Year Return	5-Year Return	Inception to Date
Class N(1)	RIMOX	7.99%	4.96%	5.37%	6.85%
Credit Suisse Leveraged Loan Index	n/a	5.36%	3.95%	4.40%	6.68%
Bloomberg Barclays U.S. Aggregate Bond Index	n/a	0.07%	2.71%	2.06%	3.93%
Bloomberg Barclays U.S. Corporate High Yield Bond Index	n/a	8.88%	5.83%	6.36%	10.21%

(1)
The predecessor to the City National Rochdale Fixed Income Opportunities Fund (the “Predecessor Fund”) commenced operations on July 1, 2009. On March 29, 2013, the Predecessor Fund was reorganized into the Fund. The performance results for the Class N Shares of the Fund for the period July 1, 2009, to March 29, 2013, reflect the performance of the Predecessor Fund’s Shares.

TOP TEN HOLDINGS*
% OF PORTFOLIO
DTEK Finance
10.750%, 12/31/24	1.2%
EP PetroEcuador via Noble Sovereign Funding I
6.961%, 09/24/19	1.0%
Petroleos de Venezuela
8.500%, 10/27/20	1.0%
Kazkommertsbank JSC
5.500%, 12/21/22	1.0%
Digicel
6.000%, 04/15/21	0.9%
Petrobras Global Finance
6.875%, 01/20/40	0.9%
Altice Financing
7.500%, 05/15/26	0.8%
Digicel Group
8.250%, 09/30/20	0.8%
Energy Resources
2.838%, 09/30/22	0.8%
Goldman Sachs Group, MTN
2.415%,11/15/18	0.7%

*	Excludes Cash Equivalents

CITY NATIONAL ROCHDALE FUNDS | PAGE 13

investment adviser’s report (Unaudited)
September 30, 2017
Equity Funds

DIVIDEND & INCOME FUND – RIMHX

The Fund posted a return of 0.15% for Q3, underperforming the blended benchmark’s (Dow Jones U.S. Selected Dividend Index: 60%; BofA ML Core Fixed Rate Preferred Securities Index: 25%; MSCI U.S. REIT Index: 15%) return of 1.70%. Calendar year to date, as of September 30, 2017, the Fund delivered a return of 4.25%, lagging the blended benchmark’s 8.26% return. For the fiscal year ended September 30, 2017, the Class N Shares of the Fund generated a 4.66% return, underperforming the benchmark’s return of 9.03%.

Coming off a very strong 2016 (and a very strong 2014 in the recent past), we found the post-Trump market to be difficult for our type valued-oriented names in terms of outperformance, as the certain cyclical and growth-oriented sectors of the market (including within our benchmark) rapidly moved upward. Specifically, roughly 2% of the Fund's underperformance (about half overall) was due to an underweight in low dividend, highly cyclical equities in the Industrial and Materials space. Another roughly 185 basis points was due to the Fund being underweight in Utilities relative to the benchmark. Finally, the Fund's overweight position in Consumer Staples hurt the Fund by roughly 50 basis points, as the sector was weak during the year. Going forward, we have confidence in the stability of the dividends paid by our companies and according to our research, we believe the growth of those dividends paid by our companies may be in the 3-8% range. Thus we feel that the Fund's strategy can accrue value relative to the benchmark, especially as the rapid upward move in cyclical, higher beta stocks slows down.

U.S. Core Equity Fund – CNRUX

For the fiscal year ended September 30, 2017, the Institutional Class Shares of the Fund returned 19.40%, versus 18.61% for the S&P 500 Index, an outperformance of 79 basis points. Stock selection was the primary reason for the outperformance representing 64% of the excess returns. At the sector level, Consumer Discretionary outperformed by 178 basis points, Health Care by 63 basis points, and Information Technology by 50 basis points. The Financial and Industrial sectors detracted performance by 58 basis points and 59 basis points, respectively.

On a year to date basis, as of September 30, 2017, the Institutional Share Class posted a return of 17.18%, 294 basis points above the S&P 500 Index’s return of 14.24%. Stock selection was strong for the period, representing 72% of the excess returns. Year to date, the best performing industries were Software and Services, contributing 207 basis points and Consumer Durables and Apparel contributing 70 basis points. The industries that detracted the most year to date were Technology Hardware (-50 basis points) and Insurance (-44 basis points), due to negative contributions from stock selection.

While we have lowered the risk profile of the portfolio as valuations in equity markets continue to rise we are maintaining our focus on high quality, visible earnings companies.

EMERGING MARKETS FUND – RIMIX

The Class N Shares of the Fund posted returns of 9.41% for Q3, outperforming the MSCI Emerging Markets Index and the MSCI Emerging Markets Asia Index by 152 basis points and 239 basis points, respectively. Calendar year to date, as of September 30, 2017, the Class N Shares of the Fund returned 35.91%, outperforming the MSCI Emerging Markets Index and the MSCI Emerging Markets Asia Index by 813 basis points and 409 basis points, respectively. For the fiscal year ended September 30, 2017, the Class N Shares of the Fund had a total return of 26.66%, outperforming the MSCI Emerging Markets Index by 420 basis points and the MSCI Emerging Markets Asia Index by 284 basis points. In September, the Fund's outperformance relative to the MSCI Emerging Markets Index is attributable to stock selection and currency effects. The stock selection outperformance came from continued gains in the Fund's top two Chinese Consumer Technology positions, which reported better than expected earnings in the quarter. Year to date, these top two positions in which the Fund is overweight, remain the top performers within the Fund. While currency outperformed in the month of September due to weakness in the South African Rand and South Korean Won, two currencies which the Fund has little to no exposure to, year to date currency has been the biggest detractor of relative performance. By country, China/Hong Kong, where the Fund remains overweight, was the best performing market both for the

CITY NATIONAL ROCHDALE FUNDS | PAGE 14

month of September and year to date. During September, the Fund also saw contribution versus the benchmark from weakness in South Africa, a market the Fund has no exposure to.

This material represents the managers’ assessment of the portfolios and market environment at a specific point in time and should not be relied upon by the reader as research or investment advice.

Performance data quoted represents past performance and does not guarantee similar future results. The investment performance and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost, and current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, please call 1-888-889-0799.

Index performance returns do not reflect any management fees, transaction costs or expenses. Indexes are unmanaged and one cannot invest directly in an index.

The Dividend & Income Fund’s, U.S. Core Equity Fund’s and Emerging Markets Fund’s investment performance reflects voluntary fee waivers in effect. Absent these waivers, total return and yield would be lower. The Adviser intends to continue these arrangements at least through January 31, 2018 but there can be no assurance that City National Rochdale, LLC will continue to waive fees.

Mutual fund investing involves risk including loss of principal. Bonds and bond funds are subject to interest rate risk and will decline in value as interest rates rise. The securities of mid-cap companies may have greater price volatility and less liquidity than the securities of larger capitalized companies. Emerging markets involve heightened risk related to the same factors as well as increased volatility and lower trading volume.

Beta is a measure of the volatility, or systematic risk, of a security or a portfolio in comparison to the market as a whole. A Company may reduce or eliminate its dividend, causing losses to the fund.

CITY NATIONAL ROCHDALE FUNDS | PAGE 15

fund overview (Unaudited)
September 30, 2017
City National Rochdale Dividend & Income Fund

The Fund seeks to provide significant income and, as a secondary focus, long-term capital appreciation, by investing primarily in income-generating securities, principally comprised of dividend-paying equity securities.

Comparison of Change in the Value of a $10,000 Investment in the City National Rochdale Dividend & Income Fund, Class N Shares, versus the S&P 500 Index and the 60/25/15 Hybrid of the following 3 Indexes: Dow Jones U.S. Select Dividend Index, BofA ML Core Fixed Rate Preferred Securities Index and MSCI U.S. REIT Index(1)

(1)
The performance in the above graph does not reflect the deduction of taxes the shareholder will pay on Fund distributions or the redemptions of Fund shares. Investment performance reflects fee waivers in effect. In the absence of such waivers, total return would be reduced. Effective January 31, 2016, the Adviser discontinued the voluntary fee waivers for the Fund.

Past performance is no indication of future performance.
The Fund’s comparative benchmarks do not include the annual operating expenses incurred by the Fund. Please note that one cannot invest directly in an unmanaged index.

AVERAGE ANNUAL TOTAL RETURNS
Shares	Ticker Symbol	1-Year Return	3-Year Return	5-Year Return	10-Year Return
Class N(1)	RIMHX	4.66%	7.94%	9.68%	6.63%
S&P 500 Index	n/a	18.61%	10.81%	14.22%	7.44%
60/25/15 Hybrid of the following 3 Indexes:	n/a	9.03%	10.78%	11.66%	6.87%
Dow Jones U.S. Select Dividend Index	n/a	12.84%	12.14%	14.21%	7.46%
BofA ML Core Fixed Rate Preferred Securities Index	n/a	4.94%	7.70%	6.40%	4.12%
MSCI U.S. REIT Index	n/a	0.54%	9.67%	9.58%	5.79%

(1)
The predecessor to the City National Rochdale Dividend & Income Fund (the “Predecessor Fund”) commenced operations on June 1, 1999. On March 29, 2013, the Predecessor Fund was reorganized into the Fund. The performance results for the Class N Shares of the Fund for the period October 1, 2007, to March 29, 2013, reflect the performance of the Predecessor Fund’s Shares.

TOP TEN HOLDINGS
% OF PORTFOLIO
Lockheed Martin	3.7%
Altria Group	2.9%
Philip Morris International	2.7%
McDonald's	2.4%
Verizon Communications	2.3%
Lamar Advertising	2.3%
Johnson & Johnson	2.3%
Hasbro	2.3%
General Mills	2.3%
Duke Energy	2.3%

CITY NATIONAL ROCHDALE FUNDS | PAGE 16

fund overview (Unaudited)
September 30, 2017
City National Rochdale U.S. Core Equity Fund

The Fund seeks to provide long-term capital appreciation by investing primarily in common stock of large and middle capitalization corporations domiciled in the United States.

Comparison of Change in the Value of a $10,000 Investment in the City National Rochdale U.S. Core Equity Fund, Servicing Class Shares, versus the S&P 500 Index(1)

(1)
The performance in the above graph does not reflect the deduction of taxes the shareholder will pay on Fund distributions or the redemptions of Fund shares. Investment performance reflects fee waivers in effect. In the absence of such waivers, total return would be reduced. Effective January 31, 2016, the Adviser discontinued the voluntary fee waivers for the Fund.

Past performance is no indication of future performance.
The Fund’s comparative benchmark does not include the annual operating expenses incurred by the Fund. Please note that one cannot invest directly in an unmanaged index.

AVERAGE ANNUAL TOTAL RETURNS
Shares	Ticker Symbol	1-Year Return	3-Year Return	Inception to Date
Servicing Class*(1)^	CNRVX	19.14%	9.63%	14.34%
Institutional Class(1)^^	CNRUX	19.40%	9.91%	14.79%
Class N(1)	CNRWX	18.81%	9.35%	14.04%
S&P 500 Index	n/a	18.61%	10.81%	15.19%

*	The graph is based on only Servicing Class Shares; performance for Institutional and Class N Shares would be different due to differences in fee structures.
(1)	Commenced operations on December 3, 2012.
^	The Fund’s Servicing Class shares are available only to fiduciary, advisory, agency, custodial and other similar accounts maintained at City National Bank and certain retirement plan platforms.
^^
The Fund’s Institutional Class shares are available only to fiduciary, advisory, agency, custodial and other similar accounts maintained at City National Bank which meet the minimum initial investment requirements, and certain tax-deferred retirement plans (including 401(k) plans, employer-sponsored 403(b) plans, 457 plans, profit sharing and money purchase pension plans, defined benefit plans and non-qualified deferred compensation plans) held in plan level or omnibus accounts.

TOP TEN HOLDINGS
% OF PORTFOLIO
Visa	3.6%
Mastercard	3.4%
Alphabet	3.3%
UnitedHealth Group	2.9%
JPMorgan Chase	2.9%
Home Depot	2.8%
PG&E	2.7%
Facebook	2.7%
Microsoft	2.6%
Apple	2.4%

CITY NATIONAL ROCHDALE FUNDS | PAGE 17

fund overview (Unaudited)
September 30, 2017
City National Rochdale Emerging Markets Fund

The Fund seeks to provide long-term capital appreciation by investing primarily in the equity securities of companies that are operating principally in emerging market countries.

Comparison of Change in the Value of a $10,000 Investment in the City National Rochdale Emerging Markets Fund, Class N shares versus the MSCI Emerging Markets Index and the MSCI Emerging Markets Asia Index(1)

(1)
The performance in the above graph does not reflect the deduction of taxes the shareholder will pay on Fund distributions or the redemptions of Fund shares. Investment performance reflects fee waivers in effect. In the absence of such waivers, total return would be reduced. Effective January 31, 2016, the Adviser discontinued the voluntary fee waivers for the Fund.

Past performance is no indication of future performance.
The Fund’s comparative benchmarks do not include the annual operating expenses incurred by the Fund. Please note that one cannot invest directly in an unmanaged index.

AVERAGE ANNUAL TOTAL RETURNS
Shares	Ticker Symbol	1-Year Return	3-Year Return	5-Year Return	Inception to Date
Class N*(1)	RIMIX	26.66%	10.84%	12.11%	13.90%
Class Y(2)†	CNRYX	26.95%	10.96%	12.18%	13.97%
MSCI Emerging Markets Index	n/a	22.46%	4.90%	3.99%	5.72%
MSCI Emerging Markets Asia Index	n/a	23.82%	7.97%	7.42%	8.91%

*	The graph is based on only Class N Shares; performance for Class Y Shares would be different due to differences in fee structures.
(1)
Shares of the predecessor to the City National Rochdale Emerging Markets Fund (the “Predecessor Fund”) commenced operations on December 14, 2011. On March 29, 2013, the Predecessor Fund was reorganized into the Fund. The performance results for the Class N Shares of the Fund for the period December 14, 2011, to March 29, 2013, reflect the performance of the Predecessor Fund’s Shares.

(2)	Commenced operations on June 1, 2016.
†	Class Y Shares’ performance for the period from December 14, 2011 to June 1, 2016 is that of the Class N Shares.

TOP TEN HOLDINGS*
% OF PORTFOLIO
Tencent Holdings	5.5%
Sunny Optical Technology Group	5.3%
Alibaba Group Holding	3.8%
AAC Technologies Holdings	3.8%
Galaxy Entertainment Group	2.7%
Great Wall Motor	2.4%
Ping An Insurance Group of China	2.3%
New Oriental Education & Technology Group	2.2%
Hangzhou Hikvision Digital	1.6%
Kotak Mahindra Bank	1.6%

*	Excludes Cash Equivalents

CITY NATIONAL ROCHDALE FUNDS | PAGE 18

schedule of investments
September 30, 2017
City National Rochdale Government Money Market Fund

Description	Face Amount (000)	Value (000)
U.S. Government Agency Obligations [74.8%]
FFCB
1.135%, VAR US Federal Funds Effective Rate+-0.025%, 10/01/17	$50,000	$49,996
1.155%, VAR ICE LIBOR USD 1 Month+-0.080%, 10/09/17	50,000	49,997
1.325%, VAR ICE LIBOR USD 1 Month+0.090%, 10/29/17	50,000	49,999
1.287%, VAR ICE LIBOR USD 1 Month+0.055%, 06/08/18	50,000	49,997
FHLB
1.275%, VAR ICE LIBOR USD 1 Month+0.040%, 10/01/17	50,000	50,000
1.245%, VAR ICE LIBOR USD 1 Month+0.010%, 10/01/17	75,000	74,999
1.337%, VAR ICE LIBOR USD 1 Month+0.100%, 10/19/17	50,000	50,000
1.042%, VAR ICE LIBOR USD 3 Month+-0.265%, 10/20/17	50,000	50,000
1.198%, VAR ICE LIBOR USD 1 Month+-0.040%, 10/26/17	50,000	50,000
1.102%, VAR ICE LIBOR USD 1 Month+-0.135%, 10/27/17	50,000	50,000
1.122%, VAR ICE LIBOR USD 3 Month+-0.190%, 11/08/17	50,000	50,000
1.051%, VAR ICE LIBOR USD 3 Month+-0.260%, 11/09/17	50,000	50,000
0.750%, 11/16/17	40,220	40,216
1.147%, VAR ICE LIBOR USD 3 Month+-0.170%, 11/18/17	25,000	25,002
1.116%, VAR ICE LIBOR USD 3 Month+-0.200%, 11/21/17	50,000	50,000
1.099%, VAR ICE LIBOR USD 3 Month+-0.230%, 12/26/17	50,000	50,000
FHLB DN
1.027%, 10/03/17(A)	50,000	49,997
1.022%, 10/04/17(A)	50,000	49,996
1.036%, 10/11/17(A)	335,700	335,604
1.000%, 10/12/17(A)	32,400	32,390
1.051%, 10/18/17(A)	84,000	83,958
1.021%, 10/25/17(A)	50,000	49,966
1.028%, 10/27/17(A)	50,000	49,963
1.077%, 11/01/17(A)	100,000	99,908
1.032%, 11/03/17(A)	47,000	46,956
1.056%, 11/08/17(A)	100,000	99,889
1.053%, 11/10/17(A)	24,000	23,972
1.052%, 11/15/17(A)	130,563	130,392
1.040%, 11/17/17(A)	82,700	82,588
1.040%, 11/22/17(A)	100,000	99,850
1.037%, 11/24/17(A)	79,000	78,877
1.035%, 11/29/17(A)	50,000	49,915
1.044%, 12/01/17(A)	100,000	99,824
1.048%, 12/08/17(A)	100,000	99,803
1.048%, 12/13/17(A)	18,000	17,962
1.052%, 12/20/17(A)	50,000	49,883
1.048%, 12/22/17(A)	50,000	49,881
1.053%, 12/27/17(A)	50,000	49,873
1.147%, 01/31/18(A)	64,000	63,753
1.140%, 02/02/18(A)	120,100	119,631
1.155%, 02/07/18(A)	50,000	49,794
1.147%, 02/09/18(A)	50,000	49,793
1.137%, 02/14/18(A)	50,000	49,787
1.132%, 02/21/18(A)	100,000	99,553
1.128%, 02/23/18(A)	50,000	49,774
1.142%, 03/09/18(A)	64,000	63,679
1.147%, 03/14/18(A)	8,000	7,958
1.185%, 03/23/18(A)	50,000	49,717
1.182%, 03/28/18(A)	50,000	49,709

Total U.S. Government Agency Obligations
(Cost $3,174,801)		3,174,801

Municipal Bonds [4.2%]
California [1.0%]
California Statewide, Communities Development Authority, Fairway Family Apartments Project, Ser PP, RB, FNMA, AMT
0.990%, 10/05/17(B)(C)(D)	8,000	8,000

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 19

schedule of investments
September 30, 2017
City National Rochdale Government Money Market Fund (continued)

Description	Face Amount (000)	Value (000)
Los Angeles, Community Redevelopment Agency, Hollywood and Vine Apartments Project, Ser A, RB, FNMA, AMT
0.940%, 10/05/17(B)(C)(D)	$23,910	$23,910
Sacramento County, Housing Authority, Ashford Heights Apartments Project, Ser H, RB, FNMA, AMT
0.990%, 10/05/17(B)(C)(D)	9,000	9,000

Total California		40,910

New York [2.2%]
New York State, Housing Development Authority, 26th Street Development Project, Ser A, RB, FHLMC
0.990%, 10/05/17(B)(C)	13,500	13,500
New York State, Housing Development Authority, 26th Street Development Project, Ser A, RB, FHLMC, AMT
1.050%, 10/05/17(B)(C)	9,350	9,350
New York State, Housing Finance Agency, 360 West 43rd Street Project, Ser A, RB, FNMA, AMT
0.950%, 10/04/17(B)(C)(D)	13,800	13,800
New York State, Housing Finance Agency, 360 West 43rd Street Project, Ser A, RB, FNMA, AMT
0.950%, 10/04/17(B)(C)(D)	23,800	23,800
New York State, Housing Finance Agency, East 84th Street Project, Ser A, RB, FNMA, AMT
0.990%, 10/04/17(B)(C)(D)	15,000	15,000
New York State, Housing Finance Agency, West 38th Street Project, Ser A, RB, FNMA, AMT
0.960%, 10/04/17(B)(C)(D)	20,000	20,000

Total New York		95,450

Texas [0.6%]
Houston, Housing Finance, Regency Park Apartments Project, RB, FNMA, AMT
0.980%, 10/04/17(B)(C)(D)	13,095	13,095
Texas State, Department of Housing & Community Affairs, Idlewilde Apartments Project, RB, FNMA, AMT
0.990%, 10/15/17(B)(C)(D)	12,990	12,990

Total Texas		26,085

Washington [0.4%]
Washington State, Housing Finance Commission, Vintage Spokane Project, Ser A, RB, FNMA, AMT
0.990%, 10/05/17(B)(C)(D)	16,295	16,295

Total Municipal Bonds
(Cost $178,740)		178,740

Repurchase Agreements [20.0%]
Barclays (E)
1.050%, dated 09/29/17, repurchased on 10/02/17, repurchase price $22,001,925 (collateralized by various U.S. Government obligations, par values ranging from $9,800 to $12,057,400, 1.125% - 3.125%, 03/31/18 to 06/30/23; with a total market value of $22,440,087)	22,000	22,000
Goldman Sachs (E)
1.020%, dated 09/29/17, repurchased on 10/02/17, repurchase price $125,010,625 (collateralized by various U.S. Government obligations, par values ranging from $1,430,000 - $75,220,000, 0.875% - 3.240%, 08/31/18 to 04/26/41; with a total market value of $127,500,021)	125,000	125,000
Wells Fargo (E)
1.040%, dated 09/29/17, repurchased on 10/02/17, repurchase price $700,060,667 (collateralized by various U.S. Government obligations, par values ranging from $170,562 to $557,858,508, 3.500% - 4.500%, 09/01/32 to 09/01/47; with a total market value of $714,000,000)	700,000	700,000

Total Repurchase Agreements
(Cost $847,000)		847,000

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 20

schedule of investments
September 30, 2017
City National Rochdale Government Money Market Fund (concluded)

Description	Shares	Value (000)
Short-Term Investment [1.1%]
Morgan Stanley Institutional Liquidity Funds - Government Portfolio, 0.850%**	44,069,110	$44,069

Total Short-Term Investment
(Cost $44,069)		44,069

Total Investments [100.1%]
(Cost $4,244,610)		$4,244,610

Percentages are based on Net Assets of $4,242,213 (000).

**	The rate reported is the 7-day effective yield as of September 30, 2017.
(A)	Zero coupon security. The rate reported is the effective yield at time of purchase.
(B)	Put and Demand Feature — The date reported is the next reset or put date.
(C)	Variable or floating rate security, the interest rate of which adjusts periodically based on prevailing interest rates.
(D)	Securities are held in conjunction with a letter of credit from a major bank or financial institution.
(E)	Tri-Party Repurchase Agreement.

AMT — Alternative Minimum Tax (subject to)
DN — Discount Note
FFCB — Federal Farm Credit Bank
FHLB — Federal Home Loan Bank
FHLMC — Federal Home Loan Mortgage Corporation
FNMA — Federal National Mortgage Association
ICE — Intercontinental Exchange
LIBOR — London Interbank Offered Rates
RB — Revenue Bond
Ser — Series
USD — United States Dollar
VAR — Variable

The following is a list of the inputs used as of September 30, 2017, in valuing the Fund’s investments carried at value (000):

Investments in Securities	Level 1	Level 2	Level 3	Total
U.S. Government Agency Obligations	$—	$3,174,801	$—	$3,174,801
Municipal Bonds	—	178,740	—	178,740
Repurchase Agreements	—	847,000	—	847,000
Short-Term Investment	44,069	—	—	44,069
Total Investments in Securities	$44,069	$4,200,541	$—	$4,244,610

For the year ended September 30, 2017, there have been no transfers between any of the fair value hierarchy levels. Transfers between Levels are recognized at period end.

Amounts designated as “—” are either $0 or have been rounded to $0.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in the Notes to Financial Statements.

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 21

schedule of investments
September 30, 2017
City National Rochdale Government Bond Fund

Description	Face Amount (000)	Value (000)
U.S. Treasury Obligations [61.8%]
U.S. Treasury Inflation Indexed Bonds
0.125%, 04/15/20	$3,021	$3,036
U.S. Treasury Notes
2.375%, 12/31/20	4,500	4,598
2.125%, 01/31/21	4,340	4,400
2.125%, 12/31/21	5,825	5,891
2.000%, 11/30/20	5,000	5,051
1.875%, 05/31/22	2,500	2,498
1.875%, 08/31/24	2,805	2,755
1.625%, 06/30/20	2,800	2,802
1.500%, 01/31/22	5,500	5,418
1.375%, 12/15/19	6,440	6,420
1.375%, 02/15/20	5,000	4,980
1.375%, 04/30/20	750	746
1.375%, 10/31/20	4,000	3,967
1.375%, 09/30/23	1,290	1,240
1.250%, 12/15/18	3,500	3,494
1.123%, VAR US Treasury 3 Month Bill Money Market Yield+0.070%, 04/30/19	3,700	3,702

Total U.S. Treasury Obligations
(Cost $61,049)		60,998

U.S. Government Agency Obligations [21.3%]
FFCB
1.426%, VAR ICE LIBOR USD 1 Month+0.190%, 09/20/19	4,900	4,923
FHLB
1.375%, 09/13/19	2,795	2,787
FNMA
1.875%, 02/19/19	3,825	3,846
1.750%, 06/20/19	4,525	4,545
1.250%, 08/17/21	5,000	4,893

Total U.S. Government Agency Obligations
(Cost $21,098)		20,994

Description	Face Amount (000) /Shares	Value (000)
U.S. Government Mortgage-Backed Obligations [15.4%]
FHLMC, Ser K708, Cl A2
2.130%, 01/25/19	$4,884	$4,904
FHLMC REMIC, Ser 2011-3874, Cl JA
3.000%, 04/15/25	841	847
FHLMC REMIC, Ser 2011-3877, Cl ND
3.000%, 02/15/25	141	142
FNMA, Pool AL5866
2.730%, 08/01/22	2,344	2,393
FNMA, Pool AS4877
3.000%, 04/01/30	2,105	2,167
FNMA, Pool FN0004
3.619%, 12/01/20	4,296	4,490
FNMA ARM, Pool 766620
3.351%, VAR ICE LIBOR USD 12 Month+1.648%, 03/01/34	104	109
GNMA, Pool 329656
8.000%, 08/15/22	3	3
GNMA, Pool 376533
7.500%, 06/15/24	1	1
GNMA, Pool 398660
7.500%, 05/15/26	1	1
GNMA, Pool 497411
6.000%, 01/15/29	3	4
GNMA, Pool 584992
7.500%, 04/15/32	9	9
GNMA ARM, Pool G2 81318
2.625%, VAR US Treas Yield Curve Rate T Note Constant Mat 1 Yr+1.500%, 04/20/35	141	147
GNMA ARM, Pool G2 81447
2.125%, VAR US Treas Yield Curve Rate T Note Constant Mat 1 Yr+1.500%, 08/20/35	34	35

Total U.S. Government Mortgage-Backed Obligations
(Cost $15,296)		15,252

Short-Term Investment [1.1%]
SEI Daily Income Trust Government Fund, Cl F, 0.840%**	1,047,015	1,047

Total Short-Term Investment
(Cost $1,047)		1,047

Total Investments [99.6%]
(Cost $98,490)		$98,291

Percentages are based on Net Assets of $98,642 (000).

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 22

schedule of investments
September 30, 2017
City National Rochdale Government Bond Fund (concluded)

**	The rate reported is the 7-day effective yield as of September 30, 2017.

ARM — Adjustable Rate Mortgage
Cl — Class
FFCB — Federal Farm Credit Bank
FHLB — Federal Home Loan Bank
FHLMC — Federal Home Loan Mortgage Corporation
FNMA — Federal National Mortgage Association
GNMA — Government National Mortgage Association
ICE — Intercontinental Exchange
LIBOR — London Interbank Offered Rates
REMIC — Real Estate Mortgage Investment Conduit
Ser — Series
USD — United States Dollar
VAR — Variable

The following is a list of the inputs used as of September 30, 2017, in valuing the Fund’s investments carried at value (000):

Investments in Securities	Level 1	Level 2	Level 3	Total
U.S. Treasury Obligations	$—	$60,998	$—	$60,998
U.S. Government Agency Obligations	—	20,994	—	20,994
U.S. Government Mortgage-Backed Obligations	—	15,252	—	15,252
Short-Term Investment	1,047	—	—	1,047
Total Investments in Securities	$1,047	$97,244	$—	$98,291

For the year ended September 30, 2017, there have been no transfers between any of the fair value hierarchy levels. Transfers between Levels are recognized at period end.

The following is a summary of the transactions with affiliates for the year ended September 30, 2017 (000):

City National Rochdale Government Money Market Fund, Institutional Class
Beginning balance as of 9/30/16	$855
Purchases at Cost	18,405
Proceeds from Sales	(19,260)
Unrealized Gain (Loss)	—
Realized Gain (Loss)	—
Ending balance as of 9/30/17	$—
Dividend Income	$—

Amounts designated as “—” are either $0 or have been rounded to $0.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in the Notes to Financial Statements.

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 23

schedule of investments
September 30, 2017
City National Rochdale Corporate Bond Fund

Description	Face Amount (000)	Value (000)
Corporate Bonds [87.5%]
Auto-Med and Heavy Duty Trks [1.9%]
PACCAR Financial, MTN
1.750%, 08/14/18	$2,600	$2,606

Automotive [9.7%]
American Honda Finance, MTN
1.700%, 09/09/21	2,500	2,452
Daimler Finance North America
2.250%, 07/31/19(A)	2,900	2,913
Ford Motor Credit
2.551%, 10/05/18	2,000	2,013
2.375%, 01/16/18	1,000	1,002
General Motors Financial
5.250%, 03/01/26	1,250	1,357
Hyundai Capital America, MTN
2.325%, VAR ICE LIBOR USD 3 Month+1.000%, 09/18/20(A)	1,000	1,000
Toyota Motor Credit, MTN
1.200%, 04/06/18	2,500	2,497

Total Automotive		13,234

Banks [12.9%]
Bank of Montreal, MTN
1.947%, VAR ICE LIBOR USD 3 Month+0.630%, 09/11/22	1,200	1,201
Bank of Nova Scotia
2.450%, 03/22/21	2,500	2,515
Capital One
2.350%, 08/17/18	500	502
1.850%, 09/13/19	1,500	1,490
National Australia Bank
4.375%, 12/10/20(A)	751	798
Nordea Bank, MTN
2.375%, 04/04/19(A)	1,000	1,007
PNC Bank
2.700%, 11/01/22	2,500	2,519
Standard Chartered, MTN
1.700%, 04/17/18(A)	3,000	2,996
Sumitomo Mitsui Financial Group
2.846%, 01/11/22	2,500	2,523
Svenska Handelsbanken
1.677%, VAR ICE LIBOR USD 3 Month+0.360%, 09/08/20	2,000	2,004
Westpac Banking
4.875%, 11/19/19	65	69

Total Banks		17,624

Broadcasting & Cable [2.8%]
CBS
4.300%, 02/15/21	1,400	1,481
Comcast Cable Communications Holdings
9.455%, 11/15/22	1,800	2,393

Total Broadcasting & Cable		3,874

Computer System Design & Services [4.5%]
Apple
3.450%, 05/06/24	3,000	3,146
Hewlett Packard Enterprise
3.041%, VAR ICE LIBOR USD 3 Month+1.740%, 10/05/17	3,000	3,000

Total Computer System Design & Services		6,146

Computers-Memory Devices [0.7%]
NetApp
2.000%, 12/15/17	1,000	1,000

Diagnostic Equipment [0.5%]
Danaher
1.650%, 09/15/18	700	701

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 24

schedule of investments
September 30, 2017
City National Rochdale Corporate Bond Fund (continued)

Description	Face Amount (000)	Value (000)
Drugs [0.7%]
AbbVie
2.500%, 05/14/20	$1,000	$1,012

Electric Utilities [2.7%]
American Electric Power
1.650%, 12/15/17	1,000	1,000
Exelon Generation
6.200%, 10/01/17	1,200	1,200
3.400%, 03/15/22	1,500	1,536

Total Electric Utilities		3,736

Electric-Distribution [0.8%]
Commonwealth Edison
6.950%, 07/15/18	1,000	1,041

Food, Beverage & Tobacco [3.1%]
Anheuser-Busch InBev Finance
2.571%, VAR ICE LIBOR USD 3 Month+1.260%, 02/01/21	2,000	2,067
Kraft Heinz Foods
2.000%, 07/02/18	1,000	1,002
Molson Coors Brewing
1.450%, 07/15/19	1,250	1,237

Total Food, Beverage & Tobacco		4,306

Food-Confectionery [0.2%]
JM Smucker
2.500%, 03/15/20	250	252

Insurance [1.5%]
Berkshire Hathaway
2.100%, 08/14/19	2,000	2,019

Investment Bank/Broker-Dealer [13.1%]
Citigroup
2.746%, VAR ICE LIBOR USD 3 Month+1.430%, 09/01/23	1,000	1,026
Credit Suisse Group Funding Guernsey
3.450%, 04/16/21	1,250	1,283
Deutsche Bank, MTN
2.850%, 05/10/19	1,450	1,464
Goldman Sachs Group
2.625%, 01/31/19	500	504
2.485%, VAR ICE LIBOR USD 3 Month+1.170%, 11/15/21	2,500	2,534
HSBC Holdings
3.400%, 03/08/21	2,500	2,578
Jefferies Group
5.125%, 01/20/23	1,300	1,420
JPMorgan Chase
6.300%, 04/23/19	2,000	2,134
6.000%, 01/15/18	405	410
Macquarie Group
6.000%, 01/14/20(A)	2,000	2,161
Morgan Stanley, MTN
5.950%, 12/28/17	465	470
3.750%, 02/25/23	2,000	2,088

Total Investment Bank/Broker-Dealer		18,072

Medical Labs and Testing Srv [1.1%]
Laboratory Corp of America Holdings
2.625%, 02/01/20	1,500	1,516

Medical Products & Services [1.9%]
Gilead Sciences
3.700%, 04/01/24	2,500	2,640

Medical-HMO [1.1%]
UnitedHealth Group
1.625%, 03/15/19	1,500	1,497

Motorcycle/Motor Scooter [1.9%]
Harley-Davidson Funding
6.800%, 06/15/18(A)	2,500	2,589

Multi-line Insurance [2.9%]
Genworth Holdings
7.700%, 06/15/20	1,400	1,405
MetLife
4.750%, 02/08/21	2,400	2,597

Total Multi-line Insurance		4,002

Petroleum & Fuel Products [7.1%]
Korea National Oil, MTN
2.750%, 01/23/19(A)	1,500	1,506
Shell International Finance BV
4.300%, 09/22/19	125	131
3.400%, 08/12/23	2,500	2,621
Sunoco Logistics Partners Operations
4.650%, 02/15/22	1,300	1,382

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 25

schedule of investments
September 30, 2017
City National Rochdale Corporate Bond Fund (continued)

Description	Face Amount (000)	Value (000)
Total Capital International
2.875%, 02/17/22	$4,000	$4,085

Total Petroleum & Fuel Products		9,725

Real Estate [2.0%]
Prologis
4.250%, 08/15/23	2,500	2,716

Real Estate Investment Trusts [4.0%]
HCP
3.150%, 08/01/22	1,000	1,012
Kimco Realty
6.875%, 10/01/19	1,080	1,176
Simon Property Group
2.500%, 09/01/20	2,000	2,024
Welltower
3.750%, 03/15/23	1,250	1,301

Total Real Estate Investment Trusts		5,513

Regional Authority [1.5%]
Province of Ontario Canada
4.400%, 04/14/20	2,000	2,122

Retail [3.3%]
AutoZone
4.000%, 11/15/20	1,400	1,467
Costco Wholesale
2.150%, 05/18/21	3,000	3,009

Total Retail		4,476

Telephones & Telecommunications [4.7%]
America Movil
5.000%, 03/30/20	2,600	2,781
AT&T
3.600%, 02/17/23	2,000	2,058
Verizon Communications
3.125%, 03/16/22	1,500	1,537

Total Telephones & Telecommunications		6,376

Trucking & Leasing [0.9%]
Penske Truck Leasing
4.875%, 07/11/22(A)	1,100	1,198

Total Corporate Bonds
(Cost $118,711)		119,993

Description	Face Amount (000) /Shares	Value (000)
Asset-Backed Securities [4.4%]
Ford Credit Floorplan Master Owner Trust A, Ser 2016-3, Cl A1
1.550%, 07/15/21	$2,000	$1,990
NextGear Floorplan Master Owner Trust, Ser 2015-2A, Cl A
2.380%, 10/15/20(A)	4,000	4,014

Total Asset-Backed Securities
(Cost $6,020)		6,004

Closed-End Fund [2.2%]
Stone Ridge Reinsurance Risk Premium Interval Fund(B)	338,592	3,054

Total Closed-End Fund
(Cost $3,449)		3,054

Municipal Bonds [1.9%]
California [1.0%]
State of California, GO
6.200%, 03/01/19	1,300	1,381

New York [0.9%]
New York State, Urban Development, RB
2.790%, 03/15/21	1,205	1,233

Total Municipal Bonds
(Cost $2,609)		2,614

Repurchase Agreement [2.2%]
Barclays (C)
1.050%, dated 09/29/17, repurchased on 10/02/17, repurchase price $3,000,263 (collateralized by various U.S. Government obligations, par values ranging from $1,261,200 - $1,446,400, 0.875% - 4.500%, 09/15/19 to 02/15/36; with a total market value of $3,060,002)	3,000	3,000

Total Repurchase Agreement
(Cost $3,000)		3,000

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 26

schedule of investments
September 30, 2017
City National Rochdale Corporate Bond Fund (concluded)

Description	Shares	Value (000)
Short-Term Investment [1.1%]
SEI Daily Income Trust Government Fund, Cl F, 0.840%**	1,432,053	$1,432

Total Short-Term Investment
(Cost $1,432)		1,432

Total Investments [99.3%]
(Cost $135,221)		$136,097

Percentages are based on Net Assets of $137,103 (000).

**	The rate reported is the 7-day effective yield as of September 30, 2017.
(A)
Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration normally to qualified institutions. On September 30, 2017, the value of these securities amounted to $20,182 (000), representing 14.7% of the net assets of the Fund.

(B)	Security is considered illiquid. The total market value of such security as of September 30, 2017, was $3,054 (000) and represented 2.2% of the net assets of the Fund.
(C)	Tri-Party Repurchase Agreement.

Cl — Class
GO — General Obligation
ICE — Intercontinental Exchange
LIBOR — London Interbank Offered Rates
MTN — Medium Term Note
RB — Revenue Bond
Ser — Series
USD — United States Dollar
VAR — Variable

The following is a list of the inputs used as of September 30, 2017, in valuing the Fund’s investments carried at value (000):

Investments in Securities	Level 1	Level 2	Level 3	Total
Corporate Bonds	$—	$119,993	$—	$119,993
Asset-Backed Securities	—	6,004	—	6,004
Closed-End Fund	3,054	—	—	3,054
Municipal Bonds	—	2,614	—	2,614
Repurchase Agreement	—	3,000	—	3,000
Short-Term Investment	1,432	—	—	1,432
Total Investments in Securities	$4,486	$131,611	$—	$136,097

For the year ended September 30, 2017, there have been no transfers between any of the fair value hierarchy levels. Transfers between Levels are recognized at period end.

The following is a summary of the transactions with affiliates for the year ended September 30, 2017 (000):

City National Rochdale Government Money Market Fund, Institutional Class
Beginning balance as of 9/30/16	$808
Purchases at Cost	16,349
Proceeds from Sales	(17,157)
Ending balance as of 9/30/17	$—
Dividend Income	$1

Amounts designated as “—“ are $0 or have been rounded to $0.

For information on valuation inputs, see Note 2 — Significant Accounting Policies in the Notes to Financial Statements.

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 27

schedule of investments
September 30, 2017
City National Rochdale California Tax Exempt Bond Fund

Description	Face Amount (000)	Value (000)
Municipal Bonds [99.8%]
California [96.9%]
Bay Area, Water Supply & Conservation Agency, Ser A, RB
Callable 04/01/23 @ 100
5.000%, 10/01/23	$600	$709
Brea, Redevelopment Agency Successor, Redevelopment Project AB, TA
5.000%, 08/01/20	500	553
Brea, Redevelopment Agency Successor, Redevelopment Project AB, TA
Callable 08/01/23 @ 100
5.000%, 08/01/25	500	584
California Infrastructure & Economic Development Bank, Pacific Gas & Electric Project, Ser B, RB, Union Bank N.A.
Callable 09/29/17 @ 100
0.850%, 11/01/26(A) (B)	2,500	2,500
California State University, Ser A, RB
5.000%, 11/01/24	900	1,104
California State University, Ser A, RB
Callable 05/01/26 @ 100
5.000%, 11/01/27	240	296
California State, Department of Water Resources, Ser F-3, RB
Pre-Refunded @ 100
4.375%, 05/01/18(C)	200	204
California State, Educational Facilities Authority, Chapman University, RB
Callable 04/01/25 @ 100
5.000%, 04/01/26	100	119
California State, Educational Facilities Authority, Chapman University, RB
Callable 04/01/25 @ 100
5.000%, 04/01/27	100	119
California State, GO
5.250%, 09/01/22	1,000	1,182
California State, GO
5.000%, 11/01/19	1,000	1,082
California State, GO
5.000%, 09/01/20	1,000	1,112
California State, GO
5.000%, 12/01/21	1,000	1,151
California State, GO
Callable 11/01/20 @ 100
5.000%, 11/01/22	1,025	1,143
California State, GO
5.000%, 11/01/24	1,000	1,216
California State, GO
5.000%, 08/01/26	1,000	1,238
California State, GO
Callable 12/01/23 @ 100
5.000%, 12/01/26	1,000	1,191
California State, GO
Callable 11/01/23 @ 100
5.000%, 11/01/27	500	593
California State, GO
4.000%, 02/01/19	1,000	1,040
California State, GO
Callable 06/01/19 @ 100
3.000%, 12/01/32(A)	1,000	1,034
California State, GO
Callable 06/01/18 @ 100
1.692%, 12/01/29(A)	1,500	1,505
California State, Health Facilities Financing Authority, City of Hope, Ser A, RB
5.000%, 11/15/17	375	377
California State, Health Facilities Financing Authority, RB
0.930%, 10/10/17	2,000	2,000
California State, Health Facilities Financing Authority, St. Joseph Health System, Ser B, RB
5.000%, 07/01/43(A)	875	876

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 28

schedule of investments
September 30, 2017
City National Rochdale California Tax Exempt Bond Fund (continued)

Description	Face Amount (000)	Value (000)
California State, Health Facilities Financing Authority, St. Joseph Health System, Ser D, RB
5.000%, 07/01/43(A)	$975	$1,080
California State, Health Facilities Financing Authority, Sutter Health, Ser A, RB
5.500%, 08/15/18	125	130
California State, Public Works Board, Department of Corrections and Rehab Project, Ser A, RB
5.000%, 09/01/22	1,000	1,167
California State, Public Works Board, Department of Corrections-State Prisons, Ser A, RB, AMBAC
5.000%, 12/01/19	555	581
California State, Public Works Board, Judicial Council, Ser B, RB
5.000%, 10/01/23	475	566
California State, Public Works Board, RB
5.000%, 09/01/25	1,500	1,829
California State, Public Works Board, Ser B, RB
5.000%, 10/01/25	225	275
California State, Public Works Board, Ser C, RB
Callable 03/01/27 @ 100
5.000%, 03/01/28	500	609
California State, Public Works Board, Various Capital Projects, Ser G-1, RB
Pre-Refunded @ 100
5.250%, 10/01/19(C)	250	271
California Statewide, Communities Development Authority, Cottage Health System, RB
Callable 11/01/24 @ 100
5.000%, 11/01/25	350	413
California Statewide, Communities Development Authority, Kaiser Permanente, Ser A, RB
5.000%, 04/01/19	1,235	1,309
California Statewide, Communities Development Authority, Sutter Health, Ser A, RB
5.000%, 08/15/18	220	228
Central Basin Municipal Water District, Ser A, RB, AGM
Callable 08/01/26 @ 100
5.000%, 08/01/28	885	1,069
Chula Vista, Elementary School District, School Building Project, Ser A, COP, AGM
5.000%, 09/01/22	1,000	1,170
Chula Vista, Police Facility Project, COP
5.000%, 10/01/21	360	411
Contra Costa, Transportation Authority, Ser A, RB
5.000%, 03/01/27	420	528
East Bay, Municipal Utility District, Water System Revenue, Ser A, RB
Callable 06/01/25 @ 100
5.000%, 06/01/29	850	1,032
El Dorado, Irrigation District, Ser A, RB, AGM
4.500%, 03/01/19	500	525
Gilroy, Public Facilities Financing Authority, RB
5.000%, 11/01/21	940	1,078
Golden State Tobacco Securitization, Ser A, RB
5.000%, 06/01/19	1,000	1,067
Hemet, Unified School District, GO, AGM
4.000%, 08/01/24	500	569
Inglewood, Redevelopment Agency Successor Agency, Sub-Ser, TA, BAM
5.000%, 05/01/23	500	592
JPM Chase Putters, Ser 2015-ZF0159, GO
1.090%, 08/01/22(A) (D) (E)	1,000	1,000
JPM Chase Putters, Ser 2015-ZF0183, RB
1.090%, 12/01/22(A) (D) (E)	1,000	1,000
JPM Chase Putters, Ser 2015-ZF0184, RB
1.040%, 12/01/22(A) (D) (E)	1,000	1,000
JPM Chase Putters, Ser 2015-ZF0184, RB
0.950%, 02/01/23(A) (D) (E)	1,000	1,000
Jurupa, Unified School District, GO, AGM
5.000%, 08/01/22	1,000	1,166
Long Beach, Harbor Revenue, Ser A, RB, AMT
5.000%, 05/15/27	500	614

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 29

schedule of investments
September 30, 2017
City National Rochdale California Tax Exempt Bond Fund (continued)

Description	Face Amount (000)	Value (000)
Long Beach, Harbor Revenue, Ser C, RB
4.000%, 11/15/18	$500	$517
Long Beach, Unified School District, Election of 2008, Ser S, GO
Pre-Refunded @ 100
5.250%, 08/01/19(C)	2,010	2,167
Long Beach, Unified School District, GO
5.000%, 08/01/26	1,000	1,253
Los Angeles California Wastewater System Revenue, Sub-Ser C, RB
1.350%, 06/01/18	615	614
Los Angeles County, Disney Parking Hall Project, COP
5.000%, 09/01/22	500	585
Los Angeles County, Metropolitan Transportation Authority, Ser A, RB
Callable 07/01/25 @ 100
5.000%, 07/01/26	500	612
Los Angeles, Department of Water, Ser A, RB
Callable 01/01/27 @ 100
5.000%, 07/01/30	1,000	1,221
Los Angeles, Department of Airports, Ser C, RB
5.000%, 05/15/25	550	673
Los Angeles, Department of Water & Power, Power System Project, Ser A, RB
5.000%, 07/01/19	500	535
Los Angeles, Department of Water & Power, Power System Project, Ser C, RB
5.000%, 07/01/23	500	598
Los Angeles, Municipal Improvement Authority, Capital Equipment, Ser A, RB
4.000%, 11/01/19	575	610
Los Angeles, Sanitation Districts Financing Authority, Ser A, RB
Callable 10/01/25 @ 100
5.000%, 10/01/28	500	607
Los Angeles, Ser A, GO, ETM
5.000%, 09/01/21	270	310
Los Angeles, Unified School District, Headquarters Building Project, Ser A, COP
5.000%, 10/01/20	1,000	1,115
Los Angeles, Unified School District, Ser A, GO
5.000%, 07/01/18	350	361
Merced, Irrigation District, Ser A, RB, AGM
5.000%, 10/01/20	500	555
North City, West School Facilities Financing Authority, Sub-Ser A, SPL Tax, AGM
5.000%, 09/01/20	1,000	1,112
Northern California, Power Agency, Hydroelectric Project Number 1, Ser C, RB, AGC
Callable 07/01/18 @ 100
5.000%, 07/01/20	500	514
Orange County, Redevelopment Agency Successor Agency, TA, AGM
5.000%, 09/01/23	320	380
Petaluma, Joint Unified High School District, Election of 2014, Ser A, GO
4.000%, 08/01/18	595	610
Port of Oakland, Ser B, RB, NATL
Callable 11/01/17 @ 100
5.000%, 11/01/23	500	502
Redding, Electric System Revenue, RB
5.000%, 06/01/24	600	722
Redding, Electric System Revenue, RB
5.000%, 06/01/25	250	305
Riverside County, RB
2.000%, 06/29/18	1,000	1,009
Riverside County, Transportation Commission, Ser A, RB
Callable 06/01/23 @ 100
5.250%, 06/01/28	500	597
Riverside, Public Financing Authority, Ser A, RB
5.000%, 11/01/21	1,000	1,144
Roseville, Finance Authority, RB
4.000%, 02/01/18	500	505
Sacramento County, Sanitation District Financing Authority, Sewer Revenue, Ser A, RB
5.000%, 12/01/20	500	560
Sacramento, Area Flood Control Agency, Ser A, SAB, NATL
Pre-Refunded @ 100
5.000%, 10/01/17(C)	400	400

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 30

schedule of investments
September 30, 2017
City National Rochdale California Tax Exempt Bond Fund (continued)

Description	Face Amount (000)	Value (000)
Sacramento, Financing Authority, EPA Building Project, Ser A, RB
4.000%, 05/01/18	$850	$865
San Diego, Public Facilities Financing Authority, Sewer Revenue, RB
5.000%, 05/15/25	1,000	1,237
San Francisco City & County, Open Space Fund, Various Park Projects, RB, NATL
Callable 10/30/17 @ 100
3.750%, 07/01/18	500	501
San Francisco City & County, Public Utilities Commission, Wastewater Revenue, Ser A, RB
Callable 10/01/25 @ 100
5.000%, 10/01/27	1,000	1,215
San Francisco City & County, Public Utilities Commission, Water Revenue, Ser A, RB
5.000%, 11/01/20	250	280
San Francisco City & County, Public Utilities Commission, Water Revenue, Sub-Ser, RB
Callable 11/01/26 @ 100
5.000%, 11/01/29	680	838
San Francisco City & County, Redevelopment Agency, Redevelopment Projects, Ser B, TA, NATL
Callable 10/30/17 @ 100
5.250%, 08/01/18	345	345
San Francisco, State Building Authority, RB
4.000%, 12/01/20	1,000	1,091
San Jose, International Airport, Ser A, RB, AMT
5.000%, 03/01/24	500	589
San Leandro, Unified School District, GO, BAM
5.000%, 08/01/24	325	393
San Mateo County, Joint Powers Financing Authority, Maple Street Correctional Center, RB
Callable 06/15/24 @ 100
5.000%, 06/15/26	1,035	1,244
San Mateo County, Transportation Authority, Ser A, RB, NATL, ETM
5.250%, 06/01/19	755	808
San Pablo County, Redevelopment Agency, Ser A, TA, AGM
5.000%, 06/15/21	480	542
Santa Clara County, Financing Authority, Lease Revenue Capital Project, Ser A, RB
5.000%, 02/01/20	500	546
Santa Cruz County, Redevelopment Agency, TA, BAM
5.000%, 09/01/19	640	689
Tahoe-Truckee, Unified School District, Ser B, GO
Callable 08/01/26 @ 100
5.000%, 08/01/27	200	247
Tahoe-Truckee, Unified School District, Ser B, GO
Callable 08/01/26 @ 100
5.000%, 08/01/28	200	245
Turlock, Irrigation District, Ser 2014, RB
5.000%, 01/01/19	200	210
Tustin, Unified School District, SPL Tax, BAM
5.000%, 09/01/24	500	595
University of California, Regents Medical Center Pooled Revenue, Ser J, RB
Callable 05/15/23 @ 100
5.000%, 05/15/26	605	701
University of California, Ser AT, RB
Callable 11/15/20 @ 100
1.400%, 05/15/46(A)	2,000	1,999
University of California, Limited Project Revenue, Ser E, RB
Callable 05/15/20 @ 100
5.000%, 05/15/22	500	552
University of California, Limited Project Revenue, Ser G, RB
Callable 05/15/22 @ 100
5.000%, 05/15/26	500	579
University of California, Ser M, RB
Callable 05/15/27 @ 100
5.000%, 05/15/29	1,000	1,237
Ventura County, Community College District, GO
Callable 08/01/21 @ 100
5.000%, 08/01/24	385	438

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 31

schedule of investments
September 30, 2017
City National Rochdale California Tax Exempt Bond Fund (continued)

Description	Face Amount (000)/Shares	Value (000)
Ventura County, Public Financing Authority, Ser A, RB
5.000%, 11/01/19	$500	$541
Ventura County, Public Financing Authority, Ser A, RB
4.000%, 11/01/18	500	517
Ventura County, Public Financing Authority, Ser B, RB
5.000%, 11/01/18	500	522
Walnut, Energy Center Authority, RB
5.000%, 01/01/19	300	315
Westlands, Water District, Ser A, RB, AGM
Callable 09/01/26 @ 100
5.000%, 09/01/27	1,000	1,225

Total California		87,006

New York [1.5%]
New York City, Water & Sewer System, RB
Callable 09/29/17 @ 100
0.980%, 06/15/48(A)	1,365	1,365

Virginia [1.4%]
Virginia State, Public Building Authority, Ser A, RB
5.000%, 08/01/24	1,000	1,211

Total Municipal Bonds
(Cost $88,002)		89,582

Affiliated Registered Investment Company [0.6%]
City National Rochdale Municipal High Income Fund, Cl N‡	49,297	531

Total Affiliated Registered Investment Company
(Cost $524)		531

Description	Shares	Value (000)
Short-Term Investment [0.6%]
SEI Daily Income Trust Government Fund, Cl F, 0.840%**	547,963	$548

Total Short-Term Investment
(Cost $548)		548

Total Investments [101.0%]
(Cost $89,074)		$90,661

Percentages are based on Net Assets of $89,779 (000).

**	The rate reported is the 7-day effective yield as of September 30, 2017.
‡	Investment in Affiliate.
(A)	Variable or floating rate security, the interest rate of which adjusts periodically based on prevailing interest rates.
(B)	Securities are held in conjunction with a letter of credit from a major bank or financial institution.
(C)	Pre-Refunded Security — The maturity date shown is the pre-refunded date.
(D)
Represents an investment in a tender option bond residual interest certificate purchased in a secondary market transaction. The interest rate shown bears an inverse relationship to the interest rate on a tender option bond floating rate certificate. The interest rate disclosed reflects the rate in effect on September 30, 2017.

(E)
Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration normally to qualified institutions. On September 30, 2017, the value of these securities amounted to $4,000 (000), representing 4.5% of the net assets of the Fund.

AGC — American Guarantee Corporation
AGM — Assured Guarantee Municipal
AMBAC — American Municipal Bond Assurance Company
AMT — Alternative Minimum Tax (subject to)
BAM — Build America Mutual
Cl — Class
COP — Certificate of Participation
EPA — Environmental Protection Agency
ETM — Escrowed to Maturity
GO — General Obligation
NATL — National Public Finance Guarantee Corporation
RB — Revenue Bond
SAB — Special Assessment Board
Ser — Series
SPL Tax — Special Tax
TA — Tax Allocation

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 32

schedule of investments
September 30, 2017
City National Rochdale California Tax Exempt Bond Fund (concluded)

The following is a list of the inputs used as of September 30, 2017, in valuing the Fund’s investments carried at value (000):

Investments in Securities	Level 1	Level 2	Level 3	Total
Municipal Bonds	$—	$89,582	$—	$89,582
Affiliated Registered Investment Company	531	—	—	531
Short-Term Investment	548	—	—	548
Total Investments in Securities	$1,079	$89,582	$—	$90,661

For the year ended September 30, 2017, there have been no transfers between any of the fair value hierarchy levels. Transfers between Levels are recognized at period end.

The following is a summary of the transactions with affiliates for the year ended September 30, 2017 (000):

	City National Rochdale Municipal High Income Fund, Class N	City National Rochdale Government Money Market Fund, Class I
Beginning balance as of 9/30/16	$2,312	$1,331
Purchases at Cost	1,250	50,202
Proceeds from Sales	(2,928)	(51,533)
Unrealized Gain (Loss)	(55)	—
Realized Gain (Loss)	(48)	—
Ending balance as of 9/30/17	$531	$—
Dividend Income	$33	$1

Amounts designated as “—“ are either $0 or have been rounded to $0.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in the Notes to Financial Statements.

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 33

schedule of investments
September 30, 2017
City National Rochdale Municipal High Income Fund

Description	Face Amount (000)	Value (000)
Municipal Bonds [91.3%]
Alabama [1.5%]
Cullman County, Health Care Authority, Cullman Regional Medical Center Project, Ser A, RB
Callable 02/01/19 @ 100
7.000%, 02/01/36	$4,315	$4,496
Jefferson County, Sewer Revenue, Ser D, RB
Callable 10/01/23 @ 105
6.000%, 10/01/42	9,000	10,556
Jefferson County, Sewer Revenue, Sub-Ser, RB
Callable 10/01/23 @ 105
0.815%, 10/01/46(A)	2,500	2,070

Total Alabama		17,122

Alaska [0.5%]
Northern Tobacco Securitization, Ser A, RB
Callable 10/16/17 @ 100
5.000%, 06/01/46	6,000	5,831

Arizona [1.9%]
Glendale, Industrial Development Authority, Glencroft Retirement Community RB
Callable 11/15/26 @ 100
5.250%, 11/15/46	1,000	991
Glendale, Industrial Development Authority, Glencroft Retirement Community RB
Callable 11/15/26 @ 100
5.250%, 11/15/51	1,500	1,474
Glendale, Industrial Development Authority, Glencroft Retirement Community RB
Callable 11/15/26 @ 100
5.000%, 11/15/36	600	592
Glendale, Industrial Development Authority, Glencroft Retirement Community RB
4.250%, 11/15/26	485	482
Phoenix, Industrial Development Authority, Legacy Traditional School Projects, RB
Callable 07/01/25 @ 100
5.000%, 07/01/45(B)	3,300	3,300
Phoenix, Industrial Development Authority, Legacy Traditional School Projects RB
5.750%, 07/01/24(B)	1,400	1,531
Pima County, Industrial Development Authority, Noah Webster School Project, RB
Callable 12/15/23 @ 100
7.000%, 12/15/43	1,500	1,662
Salt Verde Financial, Gas Revenue, RB
5.000%, 12/01/37	8,000	9,738
Yavapai County, Industrial Development Authority, Ser A, RB
Callable 03/01/25 @ 100
5.000%, 09/01/34(B)	2,015	2,060

Total Arizona		21,830

California [8.2%]
Adelanto, Public Utility Authority, Utility System Project, Ser A, RB
Callable 07/01/19 @ 100
6.750%, 07/01/39	6,500	6,983

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 34

schedule of investments
September 30, 2017
City National Rochdale Municipal High Income Fund (continued)

Description	Face Amount (000)	Value (000)
California State, KIPP LA Project School Finance Authority, Ser A
Callable 07/01/27 @ 100
5.000%, 07/01/47(B)	$500	$563
California State, GO
Callable 12/01/23 @ 100
5.000%, 12/01/31	1,500	1,753
California State, Municipal Finance Authority, Windsor Mobile Country Club RB
Callable 11/15/27 @ 100
4.000%, 11/15/37	200	210
California State, Municipal Finance Authority, Windsor Mobile Country Club RB
Callable 11/15/27 @ 100
3.250%, 11/15/32	625	613
California State, Municipal Finance Authority, Baptist University, Ser A, RB
Callable 11/01/25 @ 100
5.500%, 11/01/45(B)	4,000	4,419
California State, Pollution Control Financing Authority, Calplant I Project RB, AMT
Callable 07/01/27 @ 100
8.000%, 07/01/39(B)	5,000	5,519
California State, Pollution Control Financing Authority, San Diego Water Project, RB
Callable 10/30/17 @ 100
5.000%, 11/21/45(B)	2,000	2,010
California State, Public Works Board, Department of Corrections and Rehab Project, Ser A, RB
Callable 09/01/24 @ 100
5.000%, 09/01/31	5,000	5,851
California State, Public Works Board, Various Capital Projects, Ser A, RB
Callable 04/01/22 @ 100
5.000%, 04/01/37	1,000	1,125
California State, School Finance Authority, View Park Elementary & Middle School Project, Ser A, RB
Callable 10/01/24 @ 100
6.000%, 10/01/49	1,120	1,209
California State, School Finance Authority, View Park Elementary & Middle School Project, Ser A, RB
Callable 10/01/24 @ 100
5.875%, 10/01/44	1,000	1,091
California State, School Finance Authority, View Park Elementary & Middle School Project, Ser A, RB
Callable 10/01/24 @ 100
5.625%, 10/01/34	575	625
California Statewide, Communities Development Authority, RB
Callable 06/01/25 @ 100
7.000%, 06/01/45	3,155	2,642
California Statewide, Financing Authority, Ser C, RB
Callable 10/16/17 @ 8
12.268%, 06/01/55(C)	50,000	2,272
Folsom Ranch Financing Authority, SPL Tax
Callable 09/01/27 @ 100
5.000%, 09/01/37	1,435	1,545
Folsom Ranch Financing Authority, SPL Tax
Callable 09/01/27 @ 100
5.000%, 09/01/47	2,000	2,142
Fontana City, Community Facilities District No. 80, SPL Tax
Callable 09/01/27 @ 100
5.000%, 09/01/46	755	830
Golden State Tobacco Securitization, Golden State Tobacco Settlement, Ser A-1, RB
Callable 10/16/17 @ 100
5.125%, 06/01/47	7,280	7,165
Golden State Tobacco Securitization, RB
Callable 10/16/17 @ 100
5.750%, 06/01/47	9,230	9,250
Inland Empire Tobacco Securitization Authority, RB
Callable 10/16/17 @ 30
6.876%, 06/01/36(C)	25,000	7,243
Lake Elsinore, Public Financing Authority, SAB
Callable 09/01/25 @ 100
5.000%, 09/01/35	2,650	2,957

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 35

schedule of investments
September 30, 2017
City National Rochdale Municipal High Income Fund (continued)

Description	Face Amount (000)	Value (000)
M-S-R Energy Authority, Ser C, RB
7.000%, 11/01/34	$2,500	$3,589
Northern California, Gas Authority No. 1, Ser B, RB
1.590%, 07/01/27(D)	5,000	4,860
Northern California, Tobacco Securitization Authority, Ser A-1
Callable 10/16/17 @ 100
5.375%, 06/01/38	4,650	4,650
Palomar Pomerado, Health Care District, COP
Callable 11/01/20 @ 100
6.000%, 11/01/30	3,920	4,281
San Buenaventura, Community Memorial Health System Project, RB
Callable 12/01/21 @ 100
7.500%, 12/01/41	1,000	1,165
San Buenaventura, Community Memorial Health System Project, RB
Callable 12/01/21 @ 100
7.000%, 12/01/26	1,000	1,161
San Mateo, Community Facilities District, SAB
Callable 09/01/22 @ 100
5.500%, 09/01/44	1,000	1,090
Southern California, Public Power Authority, Ser A, RB
2.348%, 11/01/38(D)	2,500	2,176
Southern California, Tobacco Securitization Authority, Ser A-1, RB
Callable 10/16/17 @ 100
5.000%, 06/01/37	3,000	3,008
West Hills, Community College District, Ser B, GO, AGM
Callable 08/01/31 @ 100
0.679%, 08/01/38(A)	2,250	2,041

Total California		96,038

Colorado [6.3%]
Arkansas State, River Power Authority, Colorado Improvement Project, RB
Callable 10/01/20 @ 100
6.125%, 10/01/40	2,500	2,685
Arkansas State, River Power Authority, Colorado Improvement Project, RB
Callable 10/01/18 @ 100
6.000%, 10/01/40	2,895	2,946
Base Village Metropolitan District No. 2, Ser A, GO
Callable 12/01/21 @ 103
5.750%, 12/01/46	1,500	1,571
Belleview Station Metropolitan District No. 2, GO
Callable 12/01/21 @ 103
5.125%, 12/01/46	3,375	3,453
Belleview Station Metropolitan District No. 2, GO
Callable 12/01/21 @ 103
5.000%, 12/01/36	1,500	1,537
Big Dry Creek Metropolitan District, Ser A, GO
Callable 12/01/22 @ 103
5.750%, 12/01/47	2,910	2,944
Canyons Metropolitan District No. 5, Ser A, GO
Callable 12/01/22 @ 103
6.125%, 12/01/47	1,000	1,014
Canyons Metropolitan District No. 5, Ser A, GO
Callable 12/01/22 @ 103
6.000%, 12/01/37	2,000	2,028
Castle Oaks Metropolitan District No. 3, GO
Callable 12/01/20 @ 103
6.250%, 12/01/44	2,860	3,047
Castle Oaks Metropolitan District No. 3, GO
Callable 12/01/20 @ 103
5.500%, 12/01/45	2,345	2,372
Clear Creek Station Metropolitan District No. 2, Ser A
Callable 12/01/22 @ 103
5.000%, 12/01/47	1,000	1,019
Colorado State, Educational & Cultural Facilities Authority, Aspen Ridge School Project, RB
Callable 07/01/25 @ 100
5.250%, 07/01/46(B)	1,930	1,968

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 36

schedule of investments
September 30, 2017
City National Rochdale Municipal High Income Fund (continued)

Description	Face Amount (000)	Value (000)
Colorado State, Educational & Cultural Facilities Authority, Aspen Ridge School Project, RB
Callable 07/01/25 @ 100
5.000%, 07/01/36(B)	$915	$933
Colorado State, Educational & Cultural Facilities Authority, Charter School Preparatory School Project, RB
Callable 04/01/25 @ 100
5.250%, 04/01/45(B)	2,655	2,662
Colorado State, Educational & Cultural Facilities Authority, Charter School Preparatory School Project, RB
Callable 04/01/25 @ 100
5.125%, 04/01/35(B)	1,515	1,519
Colorado State, Health Facilities Authority, Sunny Vista Living Center, Ser A, RB
Callable 12/01/25 @ 100
6.125%, 12/01/45(B)	1,000	1,055
Colorado State, High Performance Transportation Enterprise, U.S. 36 & I-25 Managed Lanes Project, RB, AMT
Callable 01/01/23 @ 100
5.750%, 01/01/44	2,000	2,248
Colorado State, Public Energy Authority, RB
6.500%, 11/15/38	6,000	8,469
Denver City & County, United Airlines Project, Ser A, RB, AMT
5.250%, 10/01/32	1,000	1,003
Denver County, Health & Hospital Authority, Ser A
Callable 12/01/27 @ 100
4.000%, 12/01/35(B)	1,835	1,798
Denver County, Health & Hospital Authority, Ser A
Callable 12/01/27 @ 100
4.000%, 12/01/36(B)	2,305	2,236
Erie Highlands Metropolitan District No. 1, GO
Callable 12/01/20 @ 103
5.750%, 12/01/45	2,000	2,041
Flatiron Meadows Metropolitan District, GO
Callable 12/01/21 @ 103
5.125%, 12/01/46	2,000	1,977
Great Western Park Metropolitan District No. 2, Ser A, GO
Callable 12/01/21 @ 100
5.000%, 12/01/46	1,825	1,811
Green Gables Metropolitan District No. 1, Ser A, GO
Callable 12/01/21 @ 103
5.300%, 12/01/46	1,250	1,264
Lewis Pointe Metropolitan District, Ser A, GO
Callable 12/01/20 @ 100
6.000%, 12/01/44	2,590	2,613
Leyden Rock Metropolitan District No. 10, Ser A, GO
Callable 12/01/21 @ 103
5.000%, 12/01/45	1,250	1,271
Leyden Rock Metropolitan District No. 10, Ser A, GO
Callable 12/01/21 @ 103
4.375%, 12/01/33	1,500	1,489
Overlook Metropolitan District, GO
Callable 12/01/21 @ 103
5.500%, 12/01/46	1,230	1,199
Regional Transportation District, Denver Transportation Partners Project, RB
Callable 07/15/20 @ 100
6.000%, 01/15/41	1,000	1,100
Sierra Ridge Metropolitan District No. 2, Ser A, GO
Callable 12/01/21 @ 103
5.500%, 12/01/46	1,500	1,544
Solaris Metropolitan District No. 3, Ser A, GO
5.000%, 12/01/36	700	732
Solaris Metropolitan District No. 3, Ser A, GO
Callable 12/01/21 @ 103
5.000%, 12/01/46	2,530	2,622
Southglenn Metropolitan District, GO
Callable 12/01/21 @ 103
5.000%, 12/01/46	3,675	3,712
Southglenn Metropolitan District, GO
Callable 12/01/21 @ 103
3.500%, 12/01/26	1,000	963

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 37

schedule of investments
September 30, 2017
City National Rochdale Municipal High Income Fund (continued)

Description	Face Amount (000)	Value (000)
Water Valley Metropolitan District No. 01, GO
Callable 12/01/26 @ 100
5.250%, 12/01/40	$300	$319
Water Valley Metropolitan District No. 01, GO
Callable 12/01/26 @ 100
5.000%, 12/01/35	100	104
Water Valley Metropolitan District No. 01, GO
Callable 12/01/26 @ 100
4.000%, 12/01/33	375	364
Water Valley Metropolitan District No. 02, GO
Callable 12/01/26 @ 100
5.250%, 12/01/40	575	619
Water Valley Metropolitan District No. 02, GO
Callable 12/01/26 @ 100
4.000%, 12/01/33	250	240

Total Colorado		74,491

Connecticut [0.4%]
JPMorgan Chase, Ser 2016-XM0449, RB
Callable 06/01/26 @ 100
11.980%, 12/01/45(B)(D) (F)	3,335	4,600

Delaware [0.2%]
Delaware State, Economic Development Authority, Indian River Power Project, RB
Callable 10/01/20 @ 100
5.375%, 10/01/45	2,000	2,084

District of Columbia [0.2%]
Metropolitan Washington, Airports Authority, Dulles Toll Road Revenue, Ser B, RB
Callable 10/01/28 @ 100
6.500%, 10/01/44(A)	2,000	2,387

Florida [5.2%]
Alachua County, Health Facilities Authority, East Ridge Retirement Village Project, RB
Callable 11/15/24 @ 100
6.250%, 11/15/44	1,000	1,092
Alachua County, Health Facilities Authority, East Ridge Retirement Village Project, RB
Callable 11/15/24 @ 100
6.000%, 11/15/34	2,500	2,720
Brevard County, Industrial Development Authority, TUFF Florida Tech Project, RB
Callable 11/01/19 @ 100
6.750%, 11/01/39	960	1,007
Capital Trust Agency, Silver Creek St. Augustine, RB
Callable 10/30/17 @ 100
9.750%, 01/01/35(A)(D) (G)	815	762
Capital Trust Agency, Silver Creek St. Augustine, RB
Callable 10/30/17 @ 100
5.750%, 01/01/50(G)	945	849
Capital Trust Agency, Silver Creek St. Augustine, Ser A, RB
Callable 01/01/21 @ 103
8.250%, 01/01/44(G)	3,390	2,778
Capital Trust Agency, Silver Creek St. Augustine, Ser A, RB
Callable 01/01/21 @ 103
8.250%, 01/01/49(G)	1,000	819
Florida State, Development Finance, Renaissance Charter School Project, RB
Callable 06/15/25 @ 100
6.125%, 06/15/46(B)	4,930	5,190
Florida State, Development Finance, Renaissance Charter School Project, Ser A, RB
Callable 06/15/22 @ 100
6.125%, 06/15/43	1,000	1,056
Florida State, Development Finance, Renaissance Charter School Project, Ser A, RB
Callable 06/15/24 @ 100
6.125%, 06/15/44	3,000	3,162
Florida State, Development Finance, Renaissance Charter School Project, Ser A, RB
Callable 06/15/24 @ 100
6.000%, 06/15/34	2,110	2,253

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 38

schedule of investments
September 30, 2017
City National Rochdale Municipal High Income Fund (continued)

Description	Face Amount (000)	Value (000)
Florida State, Development Finance, Tuscan Isle Senior Living Community Project, Ser A, RB
Callable 06/01/22 @ 103
7.000%, 06/01/35(B)	$1,350	$1,096
Florida State, Development Finance, Tuscan Isle Senior Living Community Project, Ser A, RB
Callable 06/01/22 @ 103
7.000%, 06/01/45(B)	3,000	2,436
Florida State, Village Community Development District No. 10, SAB
Callable 05/01/23 @ 100
6.000%, 05/01/44	970	1,142
Lakewood Ranch Stewardship District, SAB
Callable 05/01/27 @ 100
5.250%, 05/01/37	1,815	1,933
Miami-Dade County, Industrial Development Authority, Pinecrest Academy Project, RB
Callable 09/15/24 @ 100
5.250%, 09/15/44	4,300	4,607
Miami-Dade County, Industrial Development Authority, Youth CO-OP Charter Schools Project, Ser A, RB
Callable 09/15/25 @ 100
5.750%, 09/15/35(B)	1,605	1,638
Mid-Bay Bridge Authority, Ser A, RB
Pre-Refunded @ 100
7.250%, 10/01/21(E)	5,200	6,375
Mid-Bay Bridge Authority, Ser A, RB
Callable 10/01/25 @ 100
5.000%, 10/01/35	5,000	5,623
Osceola County, Poinciana Parkway Project, Ser A, RB
Callable 10/01/24 @ 100
5.375%, 10/01/47	5,000	5,419
Palm Beach County, Health Facilities Authority, Sinai Residences Project, Ser A, RB
Callable 06/01/22 @ 102
7.500%, 06/01/49	2,000	2,438
Palm Beach County, Health Facilities Authority, Sinai Residences Project, Ser A, RB
Callable 06/01/22 @ 102
7.250%, 06/01/34	500	609
Saint Johns County, Industrial Development Authority, Presbyterian Retirement Project, Ser A, RB
Pre-Refunded @ 100
6.000%, 08/01/20(E)	3,000	3,397
Village Community Development District No. 12, SAB
Callable 05/01/26 @ 100
3.875%, 05/01/47	3,000	2,890

Total Florida		61,291

Georgia [1.7%]
Atlanta, Department of Aviation, Ser A, RB
Callable 01/01/24 @ 100
5.000%, 01/01/31	2,500	2,933
DeKalb County, Hospital Authority, Dekalb Medical Center Project, RB
Callable 09/01/20 @ 100
6.125%, 09/01/40	1,000	1,089
Fayette County, Hospital Authority, Piedmont Healthcare Project, RB
Callable 07/01/26 @ 100
5.000%, 07/01/46	10,000	11,145
Greene County, Development Authority, GLEN-I Project, Ser A, RB
Callable 01/01/25 @ 100
7.250%, 01/01/46(B)	3,400	3,432
Savannah, Economic Development Authority, Marshes Skidaway Island Project, RB
Callable 01/01/24 @ 100
7.250%, 01/01/49	810	928

Total Georgia		19,527

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 39

schedule of investments
September 30, 2017
City National Rochdale Municipal High Income Fund (continued)

Description	Face Amount (000)	Value (000)
Hawaii [0.7%]
Hawaii State, Department of Budget & Finance, 15 Craigside Project, Ser A, RB
Pre-Refunded @ 100
8.750%, 11/15/19(E)	$2,255	$2,565
Hawaii State, Department of Budget & Finance, Hawaiian Election Project AMT
Callable 03/01/27 @ 100
4.000%, 03/01/37	5,115	5,294

Total Hawaii		7,859

Illinois [8.3%]
Bridgeview Village, Cook County, Ser A, GO
Callable 12/01/25 @ 100
5.750%, 12/01/35	2,000	1,874
Bridgeview Village, Ser A, GO
Callable 06/01/24 @ 100
5.500%, 12/01/43	4,880	4,428
Chicago Board of Education, Ser B
Callable 12/01/27 @ 100
7.000%, 12/01/42(B)	5,000	6,015
Chicago Board of Education, Ser C
Callable 12/01/18 @ 100
5.000%, 12/01/21	1,000	1,005
Chicago, Midway International Airport, Ser B, RB
Callable 01/01/23 @ 100
5.000%, 01/01/35	2,000	2,250
Chicago, Midway International Airport, Ser B, RB
Callable 01/01/24 @ 100
5.000%, 01/01/35	3,000	3,372
Chicago, Ser A, GO
Callable 01/01/27 @ 100
6.000%, 01/01/38	9,000	10,424
Chicago, Waterworks Revenue, Ser A-1, RB
Callable 11/01/26 @ 100
5.000%, 11/01/28	1,000	1,162
Chicago, Waterworks Revenue, Ser A-1, RB
Callable 11/01/26 @ 100
5.000%, 11/01/30	1,025	1,178
Cook County, Ser A, GO
Callable 11/15/26 @ 100
5.000%, 11/15/30	2,050	2,361
Illinois State, Finance Authority, Admiral at Lake Project, Ser A, RB
Callable 05/15/20 @ 100
8.000%, 05/15/40	4,000	4,428
Illinois State, Finance Authority, Admiral at Lake Project, Ser A, RB
Callable 05/15/20 @ 100
8.000%, 05/15/46	1,825	2,016
Illinois State, Finance Authority, Lutheran Home and Services Project, RB
Callable 05/15/22 @ 100
5.625%, 05/15/42	5,000	5,223
Illinois State, Finance Authority, RB
Callable 09/01/26 @ 100
4.000%, 09/01/41	6,640	6,480
Illinois State, Finance Authority, Roosevelt University Project, RB
Callable 10/01/19 @ 100
6.500%, 04/01/39	3,445	3,683
Illinois State, Finance Authority, Roosevelt University Project, RB
Callable 10/01/19 @ 100
6.250%, 04/01/29	1,000	1,074
Illinois State, Finance Authority, Ser A University of Chicago, RB
Callable 10/01/25 @ 100
5.000%, 10/01/40	10,000	11,194
Illinois State, Finance Authority, Presence Health Network, Ser C, RB
Callable 02/15/27 @ 100
5.000%, 02/15/41	1,000	1,105
Illinois State, Finance Authority, Presence Health Network, Ser C, RB
Callable 02/15/27 @ 100
5.000%, 02/15/36	4,535	5,028
Illinois State, Finance Authority Columbia College Chicago, Ser S, RB
Callable 12/01/25 @ 100
4.125%, 12/01/30	1,505	1,527
Illinois State, GO
Callable 05/01/24 @ 100
5.000%, 05/01/27	1,500	1,611

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 40

schedule of investments
September 30, 2017
City National Rochdale Municipal High Income Fund (continued)

Description	Face Amount (000)	Value (000)
Illinois State, Housing Development Authority, Stonebridge Gurnee Project, Ser A, RB
Callable 01/01/26 @ 100
5.600%, 01/01/56(B)	$2,500	$2,333
Illinois State, Housing Development Authority, Stonebridge Gurnee Project, Ser A, RB
Callable 01/01/26 @ 100
5.450%, 01/01/46(B)	2,500	2,330
Illinois State, Ser A, GO
Callable 01/01/22 @ 100
4.000%, 01/01/23	3,000	3,116
Metropolitan Pier & Exposition Authority, Ser A, RB, NATL
4.675%, 12/15/32(C)	5,000	2,763
Southern Illinois University, Ser B, RB
Callable 10/01/22 @ 100
5.000%, 04/01/26	2,105	2,234
Southwestern Illinois, Development Authority, Collinsville Project, RB
Callable 10/30/17 @ 100
5.350%, 03/01/31	75	56
University of Illinois, Ser B, COP
Callable 10/01/26 @ 100
5.000%, 10/01/27	1,500	1,707
Village of Hodgkins, Redevelopement Project Area No. 4
Callable 01/01/27 @ 100
5.625%, 01/01/37	5,200	5,231

Total Illinois		97,208

Indiana [2.0%]
Allen County, Storypoint Fort Wayne Project, RB
Callable 01/15/24 @ 104
6.875%, 01/15/52(B)	1,265	1,333
Carmel City, Barrington Carmel Project, Ser A, RB
Callable 11/15/22 @ 100
7.125%, 11/15/47	3,000	3,251
Carmel City, Barrington Carmel Project, Ser A, RB
Callable 11/15/22 @ 100
7.000%, 11/15/32	1,650	1,806
Chesterton Town, Storypoint Chesterton Project Ser A-1, RB
Callable 01/15/24 @ 104
6.375%, 01/15/51(B)	2,100	2,127
Indiana Finance Authority, Republic Service Project AMT
1.150%, 05/01/34(D)	3,000	2,999
Indiana Finance Authority, Republic Service Project AMT
1.150%, 12/01/37(D)	2,500	2,499
Indianapolis, Ritter Affordable Assisted Living Project, RB
Callable 12/01/22 @ 102
6.900%, 12/01/33	4,000	3,920
Lafayette City, Glasswater Creek Project, RB
Callable 07/01/26 @ 101
5.800%, 01/01/37	3,310	3,359
Terre Haute, Westminster Village Project, RB
Callable 08/01/22 @ 100
6.000%, 08/01/39	2,355	2,365

Total Indiana		23,659

Iowa [0.8%]
Iowa State, Finance Authority, Ser B, RB
Callable 06/01/25 @ 100
5.000%, 06/01/36	2,000	2,112
Iowa State, Tobacco Settlement Authority, Ser C, RB
Callable 10/30/17 @ 100
5.375%, 06/01/38	4,500	4,500
Iowa State, Tobacco Settlement Authority, Ser C
Callable 10/30/17 @ 100
5.625%, 06/01/46	1,665	1,672
Iowa State, Tobacco Settlement Authority, Ser C
Callable 10/30/17 @ 100
5.500%, 06/01/42	1,180	1,185

Total Iowa		9,469

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 41

schedule of investments
September 30, 2017
City National Rochdale Municipal High Income Fund (continued)

Description	Face Amount (000)	Value (000)
Kansas [0.7%]
Arkansas City, Public Building Commission, South Central Regional Medical Center, RB
Callable 09/01/19 @ 100
7.000%, 09/01/29	$2,550	$2,690
Wichita, Ser II-A, RB
Callable 12/01/26 @ 100
5.375%, 12/01/46	2,500	2,663
Wichita, Ser II-A, RB
Callable 12/01/26 @ 100
5.250%, 12/01/36	500	534
Wyandotte County-Kansas City Unified Government, RB
Callable 09/01/25 @ 100
5.750%, 09/01/32	2,000	2,019

Total Kansas		7,906

Kentucky [2.0%]
Kentucky State, Economic Development Finance Authority, Owensboro Medical Health System Project, Ser A, RB
Pre-Refunded @ 100
6.500%, 06/01/20(E)	2,960	3,373
Kentucky State, Economic Development Finance Authority, Owensboro Medical Health System Project, Ser A, RB
Pre-Refunded @ 100
6.375%, 06/01/20(E)	1,000	1,136
Kentucky State, Economic Development Finance Authority, Masonic Home Independent Living, RB
Callable 05/15/26 @ 100
5.000%, 05/15/36	1,250	1,304
Kentucky State, Economic Development Finance Authority, Masonic Home Independent Living, RB
Callable 05/15/26 @ 100
5.000%, 05/15/46	4,500	4,630
Kentucky State, Economic Development Finance Authority, Masonic Home Independent Living, RB
Callable 05/15/26 @ 100
5.000%, 05/15/51	4,000	4,101
Kentucky State, Public Transportation Infrastructure Authority, Downtown Crossing Project, Ser A, RB
Callable 07/01/23 @ 100
5.750%, 07/01/49	5,650	6,322
Louisville & Jefferson County, Louisville Gas and Electric Company Project, RB
1.500%, 10/01/33(D)	3,000	3,010

Total Kentucky		23,876

Louisiana [1.1%]
Juban Crossing, Economic Development District, General Infrastructure Project, Ser C, RB
Callable 03/15/25 @ 100
7.000%, 09/15/44(B)	5,665	5,922
Louisiana State, Local Government Environmental Facilities & Community Development Authority, Ser S, RB
Callable 06/01/25 @ 100
5.625%, 06/01/45	2,000	2,053
Louisiana State, Public Facilities Authority, Loyola University Project, RB
Callable 10/01/21 @ 100
5.000%, 10/01/41	5,000	5,239
Louisiana State, Public Facilities Authority, Pellets Project, RB, AMT
Callable 07/01/23 @ 100
10.500%, 07/01/39(G)	1,435	14
Louisiana State, Public Facilities Authority, Pellets Project, RB, AMT
7.000%, 07/01/24(B) (G)	1,319	13
Louisiana State, Public Facilities Authority, Pellets Project, Ser A, RB, AMT
Callable 07/01/24 @ 100
8.375%, 07/01/39(G)	3,474	35

Total Louisiana		13,276

Maryland [1.3%]
Baltimore, Harbor Point Project, RB
Callable 06/01/26 @ 100
5.000%, 06/01/36	1,000	1,033

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 42

schedule of investments
September 30, 2017
City National Rochdale Municipal High Income Fund (continued)

Description	Face Amount (000)	Value (000)
Howard County, Annapolis Junction Town Center Project, TA
Callable 02/15/24 @ 100
6.100%, 02/15/44	$1,425	$1,470
Howard County, Annapolis Junction Town Center Project, TA
Callable 02/15/24 @ 100
5.800%, 02/15/34	725	746
Maryland State, Economic Development, RB
Callable 09/01/20 @ 100
5.750%, 09/01/25	3,000	3,090
Rockville City, Ingleside at King Farm Project, RB
Callable 11/01/24 @ 103
5.000%, 11/01/42	1,205	1,311
Rockville City, Ingleside at King Farm Project, RB
Callable 11/01/24 @ 103
5.000%, 11/01/47	1,500	1,623
Westminster, Luther Village Millers Grant Project, RB
Callable 07/01/24 @ 100
6.250%, 07/01/44	3,780	4,086
Westminster, Luther Village Millers Grant Project, RB
Callable 07/01/24 @ 100
6.125%, 07/01/39	750	802
Westminster, Luther Village Millers Grant Project, RB
Callable 07/01/24 @ 100
6.000%, 07/01/34	1,205	1,289

Total Maryland		15,450

Massachusetts [0.7%]
Massachusetts State, Development Finance Agency, Ser A, RB
Callable 10/01/26 @ 100
5.000%, 10/01/36	2,305	2,614
Massachusetts State, Development Finance Agency, Ser A, RB
Callable 10/01/26 @ 100
4.000%, 10/01/46	6,120	6,203

Total Massachusetts		8,817

Michigan [1.9%]
Calhoun County, Hospital Finance Authority, Oaklawn Hospital, RB
Callable 02/15/27 @ 100
5.000%, 02/15/47	3,000	3,158
Michigan State, Finance Authority, Old Redford School Project, Ser A, RB
Callable 12/01/20 @ 100
6.500%, 12/01/40	3,745	3,803
Michigan State, Finance Authority, RB
Callable 02/01/20 @ 101
5.750%, 02/01/33	4,000	4,082
Michigan State, Finance Authority, RB
Callable 11/15/25 @ 100
5.250%, 11/15/35	2,340	2,453
Michigan State, Public Educational Facilities Authority, Old Redford Project, Ser A, RB
Callable 10/30/17 @ 100
5.875%, 12/01/30	2,000	2,000
Michigan State, Tobacco Settlement Finance Authority, Ser A, RB
Callable 10/16/17 @ 100
5.125%, 06/01/22	2,860	2,855
Michigan State, Tobacco Settlement Finance Authority, Turbo Project, Ser A, RB
Callable 06/01/18 @ 100
6.875%, 06/01/42	2,000	2,053
Michigan State, Tobacco Settlement Finance Authority, Ser A
Callable 10/16/17 @ 100
6.000%, 06/01/34	2,000	1,998

Total Michigan		22,402

Minnesota [0.5%]
Anoka, Housing Revenue Authority, Homestead Project, RB
Callable 11/01/24 @ 103
4.750%, 11/01/35	4,000	4,080
Dakota County, Community Development Agency, RB
Callable 08/01/22 @ 100
5.000%, 08/01/51(B)	1,250	1,258

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 43

schedule of investments
September 30, 2017
City National Rochdale Municipal High Income Fund (continued)

Description	Face Amount (000)	Value (000)
Saint Paul Park, Presbyterian Homes Bloomington Project, RB
Callable 09/01/24 @ 100
5.000%, 09/01/42	$1,000	$1,047

Total Minnesota		6,385

Missouri [3.6%]
Blue Springs, Improvement Adams Farm Project, Ser A, SPL Tax
Callable 06/01/24 @ 100
5.250%, 06/01/39	3,400	3,447
Branson, Industrial Development Authority, Branson Shoppes Redevelopment, RB
Callable 11/01/25 @ 100
3.900%, 11/01/29	1,150	1,156
Hanley, Eager Road Transportation Development District, Ser A, SAB
Callable 03/01/21 @ 100
4.000%, 03/01/42	1,000	956
Hanley, Eager Road Transportation Development District, Ser A, SAB
Callable 03/01/21 @ 100
3.625%, 03/01/33	500	474
Hanley, Eager Road Transportation Development District, Ser A, SAB
Callable 03/01/21 @ 100
3.000%, 03/01/26	500	481
Kansas City, Industrial Development Authority, Ser A, RB
Callable 04/01/26 @ 100
5.000%, 04/01/36(B)	1,000	973
Kansas City, Industrial Development Authority, Ser A, RB
Callable 04/01/26 @ 100
5.000%, 04/01/46(B)	1,150	1,085
Kirkwood, Industrial Development Authority, Aberdeen Heights Project, Ser A, RB
Pre-Refunded @ 100
8.250%, 05/15/20(E)	3,000	3,543
Kirkwood, Industrial Development Authority, Aberdeen Heights Project, Ser A, RB
Callable 05/15/27 @ 100
5.250%, 05/15/37	1,000	1,059
Kirkwood, Industrial Development Authority, Aberdeen Heights Project, Ser A, RB
Callable 05/15/27 @ 100
5.250%, 05/15/42	1,000	1,054
Kirkwood, Industrial Development Authority, Aberdeen Heights Project, Ser A, RB
Callable 05/15/27 @ 100
5.250%, 05/15/50	3,000	3,143
Lees Summit, Industrial Development Authority, John Knox Village, Ser A, RB
Callable 08/15/24 @ 102
5.000%, 08/15/46	4,500	4,710
Lees Summit, Industrial Development Authority, John Knox Village, Ser A, RB
Callable 08/15/24 @ 102
5.000%, 08/15/51	5,000	5,214
Poplar Bluff, Ser A, SPL Tax
Callable 11/01/23 @ 100
5.125%, 11/01/35(B)	5,000	4,950
St. Joseph, Industrial Development Authority, Living Community Saint Joseph Project, RB
Callable 10/30/17 @ 100
7.000%, 08/15/32	975	975
St. Louis County, Industrial Development Authority, RB
Callable 09/01/24 @ 100
5.250%, 09/01/45(B)	3,000	3,009
St. Louis County, Industrial Development Authority, RB
Callable 09/01/24 @ 100
5.000%, 09/01/38(B)	2,000	2,012
St. Louis County, Industrial Development Authority, RB
Callable 11/15/25 @ 100
5.000%, 11/15/41	1,250	1,257
St. Louis County, Industrial Development Authority, RB
Callable 11/15/25 @ 100
5.000%, 11/15/46	1,500	1,501

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 44

schedule of investments
September 30, 2017
City National Rochdale Municipal High Income Fund (continued)

Description	Face Amount (000)	Value (000)
St. Louis County, Industrial Development Authority, RB
Callable 11/15/25 @ 100
4.000%, 11/15/36	$1,250	$1,140

Total Missouri		42,139

Nebraska [0.6%]
Central Plains Energy Project, Project No. 3, RB
Callable 09/01/22 @ 100
5.250%, 09/01/37	1,000	1,108
Central Plains Energy Project, Project No. 3, RB
Callable 09/01/22 @ 100
5.000%, 09/01/42	5,500	6,001

Total Nebraska		7,109

Nevada [0.8%]
Clark County, Department of Aviation, Sub-Ser A-2, RB
Callable 07/01/24 @ 100
5.000%, 07/01/35	3,000	3,407
Las Vegas, RB
Callable 06/15/21 @ 100
4.375%, 06/15/35(B)	3,500	3,249
Las Vegas, Special Improvement District No. 812, SAB
Callable 12/01/25 @ 100
5.000%, 12/01/35	1,000	1,027
Nevada State, Department of Business & Industry, Ser A, RB
Callable 12/15/25 @ 100
5.000%, 12/15/35(B)	1,595	1,650

Total Nevada		9,333

New Jersey [1.5%]
New Jersey State, Economic Development Authority, Continental Airlines Project, RB, AMT
Callable 08/20/22 @ 101
5.250%, 09/15/29	2,850	3,115
South Jersey Port, Ser S, RB
Callable 01/01/26 @ 100
5.000%, 01/01/39	750	754
Tobacco Settlement Financing, Ser 1A
Callable 10/16/17 @ 100
5.000%, 06/01/29	2,000	2,003
Tobacco Settlement Financing, Ser 1A, RB
Callable 10/16/17 @ 100
5.000%, 06/01/41	12,000	11,627

Total New Jersey		17,499

New Mexico [0.3%]
New Mexico State, Hospital Equipment Loan Council, RB
Callable 07/01/22 @ 100
5.500%, 07/01/42	3,110	3,367

New York [7.2%]
Brooklyn Arena, Barclays Center Local Development, Ser A, RB
Callable 01/15/27 @ 100
5.000%, 07/15/30	1,500	1,745
Brooklyn Arena, Barclays Center Local Development, Ser A, RB
Callable 01/15/27 @ 100
5.000%, 07/15/42	5,000	5,636
Metropolitan Transportation Authority, Ser A-1, RB
Callable 05/15/25 @ 100
5.000%, 11/15/45	5,000	5,687
Nassau County, Industrial Development Agency, Ser A, RB
Callable 01/01/25 @ 101
6.700%, 01/01/49	4,789	4,839
Nassau County, Industrial Development Agency, Ser C, RB
Callable 01/01/18 @ 100
2.000%, 01/01/49	1,728	294
Nassau County, Tobacco Settlement, RB
Callable 10/30/17 @ 100
5.125%, 06/01/46	10,120	9,985
New York City, Transitional Finance Authority, Building Aid Revenue, Ser S-1
Callable 01/15/26 @ 100
4.000%, 07/15/45	10,000	10,511

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 45

schedule of investments
September 30, 2017
City National Rochdale Municipal High Income Fund (continued)

Description	Face Amount (000)	Value (000)
New York Counties, Tobacco Trust IV, Ser A, RB
Callable 10/16/17 @ 100
5.000%, 06/01/45	$5,800	$5,524
New York State, Liberty Development, Goldman Sachs Headquarters, RB
5.250%, 10/01/35	3,000	3,836
New York State, Liberty Development, World Trade Center, RB
Callable 11/15/24 @ 100
5.375%, 11/15/40(B)	2,500	2,785
New York State, Liberty Development, World Trade Center, RB
Callable 11/15/24 @ 100
5.000%, 11/15/44(B)	10,000	10,878
New York State, Transportation Development, RB, AMT
Callable 08/01/21 @ 100
5.000%, 08/01/26	5,500	5,905
New York State, Transportation Development, RB, AMT
Callable 07/01/24 @ 100
5.000%, 07/01/34	1,000	1,111
New York State, Transportation Development, RB, AMT
Callable 07/01/24 @ 100
5.000%, 07/01/41	1,500	1,650
Niagara, Tobacco Asset Securitization, RB
Callable 05/15/24 @ 100
5.250%, 05/15/34	1,000	1,131
Niagara, Tobacco Asset Securitization, RB
Callable 05/15/24 @ 100
5.250%, 05/15/40	1,000	1,125
TSASC, Ser B, RB
Callable 06/01/27 @ 100
5.000%, 06/01/48	5,000	5,069
Westchester, Tobacco Asset Securitization, Sub-Ser C, RB
Callable 06/01/27 @ 100
5.125%, 06/01/51	7,000	6,972

Total New York		84,683

North Carolina [0.2%]
North Carolina State, Department of Transportation, I-77 Hot Lanes Project, RB, AMT
Callable 06/30/25 @ 100
5.000%, 12/31/37	1,405	1,525
North Carolina State, Medical Care Commission, United Church Homes and Services, RB
Callable 09/01/24 @ 100
5.000%, 09/01/37	1,155	1,199

Total North Carolina		2,724

North Dakota [0.4%]
Burleigh County, Education Facilities, University of Mary Project, RB
Callable 04/15/26 @ 100
5.200%, 04/15/46	2,000	2,022
Mandan, Park Facilities, Ser A, RB
Callable 09/01/24 @ 100
3.250%, 09/01/41	2,450	2,205

Total North Dakota		4,227

Ohio [4.2%]
Buckeye, Tobacco Settlement Financing Authority, Ser A-2, RB
Callable 10/16/17 @ 100
6.500%, 06/01/47	3,000	3,003
Buckeye, Tobacco Settlement Financing Authority, Ser A-2, RB
Callable 10/16/17 @ 100
5.875%, 06/01/30	5,000	4,850
Buckeye, Tobacco Settlement Financing Authority, Ser A-2, RB
Callable 10/16/17 @ 100
5.875%, 06/01/47	7,000	6,683
Buckeye, Tobacco Settlement Financing Authority, Ser A-2, RB
Callable 10/16/17 @ 100
5.750%, 06/01/34	3,090	2,979

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 46

schedule of investments
September 30, 2017
City National Rochdale Municipal High Income Fund (continued)

Description	Face Amount (000)	Value (000)
Buckeye, Tobacco Settlement Financing Authority, Ser A-2, RB
Callable 10/16/17 @ 100
5.125%, 06/01/24	$3,000	$2,842
Butler County Port Authority, Storypoint Fairfield Project, RB
Callable 01/15/24 @ 104
6.375%, 01/15/43(B)	500	517
Cuyahoga County, Hospital Revenue, Metrohealth System, RB
Callable 02/15/27 @ 100
5.250%, 02/15/47	3,800	4,109
Muskingum County, Hospital Facilities Authority, Genesis Healthcare Systems Project, RB
Callable 02/15/23 @ 100
5.000%, 02/15/33	2,240	2,376
Muskingum County, Hospital Facilities Authority, Genesis Healthcare Systems Project, RB
Callable 02/15/23 @ 100
5.000%, 02/15/44	1,000	1,041
Muskingum County, Hospital Facilities Authority, Genesis Healthcare Systems Project, RB
Callable 02/15/23 @ 100
5.000%, 02/15/48	3,390	3,524
Ohio State, Air Quality Development Authority, Ohio Valley Electric Project, Ser E, RB
5.625%, 10/01/19	3,350	3,471
Ohio State, Water Development Authority, FirstEnergy Nuclear Generation Project, Ser B, RB
4.375%, 06/01/33(D)	3,500	3,447
Southeastern Ohio, Port Authority, Memorial Health System Project, RB
Callable 12/01/22 @ 100
6.000%, 12/01/42	7,000	7,694
Toledo-Lucas County, Port Authority, Storypoint Waterville Project, RB
Callable 01/15/24 @ 104
6.375%, 01/15/51(B)	2,500	2,532

Total Ohio		49,068
Oklahoma [1.3%]
Oklahoma County, Finance Authority, Ser A, RB
Callable 04/01/22 @ 100
5.125%, 04/01/42	4,000	3,784
Oklahoma State, Development Finance Authority, RB
Callable 01/01/22 @ 100
6.000%, 01/01/32	3,030	3,162
Payne County, Economic Development Authority, RB
Callable 11/01/26 @ 100
6.875%, 11/01/46	5,775	5,574
Payne County, Economic Development Authority, RB
Callable 11/01/26 @ 100
6.625%, 11/01/36	2,500	2,420

Total Oklahoma		14,940

Pennsylvania [2.7%]
Beaver County, Industrial Development Authority, Ser B, RB
4.250%, 10/01/47(D)	1,320	1,305
Delaware County, Industrial Development Authority, Covanta Project, Ser A, RB
Callable 07/01/20 @ 100
5.000%, 07/01/43	2,500	2,520
Montgomery County Higher Education & Health Authority, Philadelphia Presbyterian Hospital, RB
Callable 12/01/24 @ 103
4.000%, 12/01/48	2,500	2,443
Pennsylvania State, Economic Development Financing Authority, Ser A-RE, RB
Callable 09/01/25 @ 100
6.400%, 12/01/38	3,000	3,069
Pennsylvania State, Turnpike Commission, Ser A, RB
Callable 12/01/24 @ 100
5.000%, 12/01/33	1,500	1,723
Pennsylvania State, Turnpike Commission, Sub-Ser A, RB
Callable 12/01/26 @ 100
5.500%, 12/01/42	5,000	5,894
Pennsylvania State, Turnpike Commission, Sub-Ser E, RB
Callable 12/01/27 @ 100
6.375%, 12/01/17(A)	2,000	2,483

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 47

schedule of investments
September 30, 2017
City National Rochdale Municipal High Income Fund (continued)

Description	Face Amount (000)	Value (000)
Philadelphia, Authority for Industrial Development, Mariana Bracetti Academy, RB
Callable 12/15/21 @ 100
7.150%, 12/15/36	$2,280	$2,480
Philadelphia, Authority for Industrial Development, RB
Callable 12/15/21 @ 100
7.625%, 12/15/41	1,000	1,105
Philadelphia, Hospitals & Higher Education Facilities Authority, Temple University Health Systems Project, Ser A, RB
Callable 07/01/22 @ 100
5.625%, 07/01/42	3,000	3,285
Pottsville, Hospital Authority, RB
Pre-Refunded @ 100
5.250%, 07/01/18(B) (E)	2,020	2,143
Pottsville, Hospital Authority, Schuykill Health System Project, RB
Pre-Refunded @ 100
6.500%, 07/01/24(E)	3,000	3,929

Total Pennsylvania		32,379

Rhode Island [0.2%]
Tobacco Settlement Financing, Ser B, RB
Callable 10/16/17 @ 12
8.663%, 06/01/52(C)	26,270	2,317

South Carolina [1.3%]
South Carolina State, Jobs-Economic Development Authority, Episcopal of Still Hopes, RB
Callable 04/01/25 @ 102
5.000%, 04/01/47	2,000	2,089
South Carolina State, Jobs-Economic Development Authority, Episcopal of Still Hopes, RB
Callable 04/01/25 @ 102
5.000%, 04/01/52	2,550	2,650
South Carolina State, Jobs-Economic Development Authority, The Woodlands at Furman, RB
Callable 11/15/24 @ 103
5.250%, 11/15/47	5,000	5,273
South Carolina State, Jobs-Economic Development Authority, The Woodlands at Furman, RB
Callable 11/15/24 @ 103
5.250%, 11/15/52	5,405	5,677

Total South Carolina		15,689

Tennessee [0.7%]
Chattanooga, Health Educational & Housing Facility Board, RB
Callable 10/01/25 @ 100
5.000%, 10/01/35	1,000	1,105
Johnson City, Health & Educational Facilities Board, Mountain States Health Alliance Project, RB
Callable 07/01/20 @ 100
6.000%, 07/01/38	2,000	2,156
Shelby County, Health Educational & Housing Facilities Board, Ser A, RB
Callable 09/01/23 @ 100
5.500%, 09/01/47	1,000	1,034
Shelby County, Health Educational & Housing Facilities Board, Ser A, RB
Callable 09/01/26 @ 100
5.000%, 09/01/31	2,750	2,974
Shelby County, Health Educational & Housing Facilities Board, Ser A, RB
Callable 09/01/26 @ 100
5.000%, 09/01/37	1,145	1,166

Total Tennessee		8,435

Texas [10.3%]
Arlington, Higher Education Finance, Universal Academy Project, Ser A, RB
Callable 03/01/24 @ 100
7.125%, 03/01/44	2,300	2,399
Arlington, Higher Education Finance, Universal Academy Project, Ser A, RB
Callable 03/01/24 @ 100
7.000%, 03/01/34	400	419

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 48

schedule of investments
September 30, 2017
City National Rochdale Municipal High Income Fund (continued)

Description	Face Amount (000)	Value (000)
Bexar County, Health Facilities Development, Army Retirement Residence Project, RB
Pre-Refunded @ 100
6.200%, 07/01/20(E)	$3,250	$3,690
Celina, Lakes at Mustang Ranch Public Improvement District Phase 1 Project, SAB
Callable 09/01/20 @ 103
5.875%, 09/01/40	600	591
Celina, Lakes at Mustang Ranch Public Improvement District Phase 1 Project, SAB
Callable 09/01/20 @ 103
5.500%, 09/01/32	250	247
Celina, Lakes at Mustang Ranch Public Improvement District Phase 1 Project, SAB
Callable 09/01/20 @ 103
5.375%, 09/01/28	400	396
Celina, Sutton Fields II Public Improvement Project, SAB
Callable 03/01/23 @ 103
7.250%, 09/01/45	500	499
Central Texas, Regional Mobility Authority, Sub-Ser, RB
Callable 01/01/23 @ 100
5.000%, 01/01/33	1,000	1,109
Central Texas, Regional Mobility Authority, Sub-Ser, RB
Callable 01/01/23 @ 100
5.000%, 01/01/42	1,000	1,102
Grand Parkway Transportation, Toll Revenue, Sub-Ser B, RB
Callable 10/01/23 @ 100
5.000%, 04/01/53	2,000	2,270
Hackberry City, Public Improvement District No. 3, SAB
Pre-Refunded @ 100
7.000%, 09/01/19(E)	475	542
Hackberry City, Public Improvement District No. 3, SAB
Pre-Refunded @ 100
6.750%, 09/01/19(E)	500	568
Hackberry City, Public Improvement District No. 3, SAB
Pre-Refunded @ 100
6.750%, 09/01/19(E)	525	596
Hackberry City, Public Improvement District No. 3, SAB
Pre-Refunded @ 100
6.625%, 09/01/19(E)	450	510
Houston, Airport System Revenue, United Airlines Project, RB, AMT
Callable 07/01/24 @ 100
5.000%, 07/01/29	3,000	3,278
Houston, Higher Education Finance, Ser A, RB
Pre-Refunded @ 100
6.875%, 05/15/21(E)	5,300	6,338
Leander, Oak Creek Public Improvement District, SAB
Callable 09/01/19 @ 103
5.875%, 09/01/44	500	495
Leander, Oak Creek Public Improvement District, SAB
Callable 09/01/19 @ 103
5.750%, 09/01/38	500	495
McLendon-Chisholm, Sonoma Public Improvement District Project, SAB
Callable 09/15/20 @ 103
5.500%, 09/15/40	375	368
McLendon-Chisholm, Sonoma Public Improvement District Project, SAB
Callable 09/15/20 @ 103
5.125%, 09/15/28	500	502
McLendon-Chishom, Sonoma Public Improvement District Project, SAB
Callable 09/15/20 @ 103
5.375%, 09/15/35	400	398
Mission, Economic Development, RB, AMT
Callable 10/01/18 @ 103
5.750%, 10/01/31(B)	2,000	2,098
New Hope, Cultural Education Facilities Finance, RB
Callable 08/15/21 @ 100
5.500%, 08/15/46	1,000	1,011
New Hope, Cultural Education Facilities Finance, RB
Callable 11/15/26 @ 100
5.500%, 11/15/46	1,000	1,007
New Hope, Cultural Education Facilities Finance, RB
Callable 08/15/21 @ 100
5.500%, 08/15/51	2,500	2,524

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 49

schedule of investments
September 30, 2017
City National Rochdale Municipal High Income Fund (continued)

Description	Face Amount (000)	Value (000)
New Hope, Cultural Education Facilities Finance, RB
Callable 11/15/26 @ 100
5.500%, 11/15/52	$1,150	$1,153
New Hope, Cultural Education Facilities Finance, RB
Callable 11/15/26 @ 100
5.375%, 11/15/36	500	504
New Hope, Cultural Education Facilities Finance, RB
5.000%, 11/15/26	400	408
New Hope, Cultural Education Facilities Finance, RB
Callable 07/01/24 @ 102
5.000%, 07/01/36	1,250	1,286
New Hope, Cultural Education Facilities Finance, RB
Callable 07/01/24 @ 102
5.000%, 07/01/46	6,445	6,527
New Hope, Cultural Education Facilities Finance, RB
5.000%, 08/15/46	3,000	2,982
New Hope, Cultural Education Facilities Finance, Ser A, RB
Callable 08/15/21 @ 100
5.000%, 08/15/36(B)	4,000	4,051
New Hope, Cultural Education Facilities Finance, Ser S, RB
Callable 08/15/21 @ 100
5.125%, 08/15/47(B)	1,500	1,509
Newark, Higher Education Finance, Ser A, RB
Callable 08/15/25 @ 100
5.750%, 08/15/45(B)	1,700	1,717
Newark, Higher Education Finance, Ser A, RB
Callable 08/15/25 @ 100
5.500%, 08/15/35(B)	900	919
North Texas, Tollway Authority, Convertible Capital Appreciation Project, Ser C, RB
Callable 09/01/31 @ 100
0.549%, 09/01/43(A)	5,000	5,332
North Texas, Tollway Authority, Ser A, RB
Callable 01/01/26 @ 100
5.000%, 01/01/39	1,500	1,716
Sanger, Industrial Development Authority, Texas Pellets Project, Ser B, RB, AMT
Callable 07/01/22 @ 100
8.000%, 07/01/38(G)	4,950	1,139
Tarrant County, Cultural Education Facilities Finance, Buckner Retirement Services, RB
Callable 11/15/27 @ 100
5.000%, 11/15/37	1,000	1,139
Tarrant County, Cultural Education Facilities Finance, Buckner Retirement Services, RB
Callable 11/15/27 @ 100
5.000%, 11/15/46	1,000	1,124
Tarrant County, Cultural Education Facilities Finance, Buckingham Senior Living Community Project, RB
Callable 11/15/25 @ 100
5.500%, 11/15/45	5,315	5,581
Tarrant County, Cultural Education Facilities Finance, Buckingham Senior Living Community Project, RB
Callable 10/30/17 @ 100
4.500%, 11/15/21	5,000	5,000
Tarrant County, Cultural Education Facilities Finance, Buckingham Senior Living Community Project, Ser Senior LIVING, RB
Callable 11/15/17 @ 100
5.750%, 11/15/37	6,000	6,007
Tarrant County, Cultural Education Facilities Finance, Buckner Senior Living Yentana Project, Ser Senior LIVING, RB
Callable 05/15/27 @ 100
6.750%, 11/15/47	2,000	2,175
Tarrant County, Cultural Education Facilities Finance, Buckner Senior Living Yentana Project, Ser Senior LIVING, RB
Callable 05/15/27 @ 100
6.750%, 11/15/52	2,100	2,276
Tarrant County, Cultural Education Facilities Finance, Buckner Senior Living Yentana Project, Ser Senior LIVING, RB
Callable 05/15/27 @ 100
6.625%, 11/15/37	2,500	2,729

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 50

schedule of investments
September 30, 2017
City National Rochdale Municipal High Income Fund (continued)

Description	Face Amount (000)	Value (000)
Tarrant County, Cultural Education Facilities Finance, C.C. Young Memorial Home Project, RB
Callable 02/15/27 @ 100
6.375%, 02/15/48	$10,000	$10,693
Tarrant County, Cultural Education Facilities Finance, Northwest Senior Housing Edgemere Project, RB
Callable 05/15/27 @ 100
5.250%, 11/15/47	6,500	6,892
Tarrant County, Cultural Education Facilities Finance, Trinity Basin Preparatory Project, Ser A, RB
Pre-Refunded @ 100
7.300%, 06/01/19(E)	565	617
Texas State, Private Activity Bond Surface Transportation, LBJ Infrastructure Project, RB
Callable 06/30/20 @ 100
7.000%, 06/30/40	5,165	5,837
Texas State, Private Activity Bond Surface Transportation, NTE Mobility Project, RB
Callable 12/31/19 @ 100
6.875%, 12/31/39	5,350	5,944
Texas State, Private Activity Bond Surface Transportation, SH 288 Toll Lanes Project, RB, AMT
Callable 12/31/25 @ 100
5.000%, 12/31/40	1,745	1,932
Texas State, Private Activity Bond Surface Transportation, SH 288 Toll Lanes Project, RB, AMT
Callable 12/31/25 @ 100
5.000%, 12/31/45	1,000	1,101

Total Texas		121,742

Virgin Islands [0.3%]
Virgin Islands, Public Finance Authority, RB
Callable 10/01/20 @ 100
5.000%, 10/01/25	3,155	2,280
Virgin Islands, Public Finance Authority, Sub-Ser, RB
Callable 10/01/19 @ 100
5.000%, 10/01/22	2,000	1,375

Total Virgin Islands		3,655
Virginia [1.4%]
Cherry Hill, Community Development Authority, SAB
Callable 03/01/25 @ 100
5.400%, 03/01/45(B)	2,000	2,029
Cherry Hill, Community Development Authority, SAB
Callable 03/01/25 @ 100
5.150%, 03/01/35(B)	1,000	1,015
James City County, Economic Development Authority, United Methodist Home Project, Ser A, RB
Callable 06/01/23 @ 100
6.000%, 06/01/43	4,675	4,609
Lower Magnolia Green, Community Development Authority, SAB
Callable 03/01/25 @ 100
5.000%, 03/01/45(B)	4,030	4,092
Tobacco Settlement Financing, Ser B1, RB
Callable 10/16/17 @ 100
5.000%, 06/01/47	4,310	4,161
Virginia State, Small Business Financing Authority, Elizabeth River Project, RB, AMT
Callable 07/01/22 @ 100
6.000%, 01/01/37	820	930

Total Virginia		16,836

Washington [0.6%]
Washington State, Housing Finance Commission, Presbyterian Retirement Communities Northwest Projects, RB
Callable 01/01/25 @ 102
5.000%, 01/01/46(B)	4,215	4,438
Washington State, Housing Finance Commission, Rockwood Retirement Community Project, RB
Callable 01/01/24 @ 100
7.500%, 01/01/49(B)	2,000	2,351

Total Washington		6,789

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 51

schedule of investments
September 30, 2017
City National Rochdale Municipal High Income Fund (continued)

Description	Face Amount (000)	Value (000)
West Virginia [0.1%]
West Virginia State, Economic Development Authority, RB, AMT
2.875%, 12/15/26	$1,825	$1,789

Wisconsin [5.6%]
Public Finance Authority, Airport Facilities, Senior Trips Obligation Group Project, Ser B, RB, AMT
Callable 07/01/22 @ 100
5.000%, 07/01/42	1,000	1,070
Public Finance Authority, Coral Academy Project, RB
Callable 07/01/24 @ 100
5.625%, 07/01/44	3,500	3,780
Public Finance Authority, Coral Academy Project, RB
Callable 07/01/24 @ 100
5.375%, 07/01/34	2,000	2,197
Public Finance Authority, Las Ventanas Retirement Community Project, RB
Callable 10/01/20 @ 102
7.000%, 10/01/42	5,400	5,429
Public Finance Authority, RB
Callable 11/01/26 @ 100
6.850%, 11/01/46(B)	3,000	3,079
Public Finance Authority, RB
Callable 04/01/25 @ 100
5.875%, 04/01/45	6,000	6,572
Public Finance Authority, RB
Callable 03/01/25 @ 100
5.500%, 03/01/45(B)	3,460	3,601
Public Finance Authority, RB
Callable 03/01/25 @ 100
5.250%, 03/01/35(B)	1,250	1,302
Public Finance Authority, RB
Callable 06/01/26 @ 100
5.125%, 06/01/48(B)	2,000	2,019
Public Finance Authority, RB
Callable 02/01/26 @ 100
5.000%, 02/01/36(B)	3,000	2,885
Public Finance Authority, RB
Callable 06/01/26 @ 100
5.000%, 06/01/36(B)	1,500	1,513
Public Finance Authority, RB
Callable 09/01/24 @ 100
5.000%, 09/01/38(B)	1,580	1,616
Public Finance Authority, RB
Callable 06/01/26 @ 100
4.625%, 06/01/36(B)	4,100	3,976
Public Finance Authority, RB, AMT
Callable 08/01/26 @ 100
4.000%, 08/01/35	3,000	2,921
Public Finance Authority, Ser A, RB
Callable 06/15/25 @ 100
5.500%, 06/15/35(B)	3,000	3,033
Public Finance Authority, Ser A, RB
Callable 06/15/25 @ 100
5.500%, 06/15/45(B)	4,280	4,290
Public Finance Authority, Ser C, RB, AMT
5.000%, 07/01/22	1,415	1,537
Public Finance Authority, Ser E, RB, AMT
Callable 07/01/22 @ 100
5.000%, 07/01/23	4,655	5,098
Wisconsin State, Health & Educational Facilities Authority, RB
Callable 10/01/22 @ 102
5.500%, 10/01/49	2,500	2,667
Wisconsin State, Health & Educational Facilities Authority, RB
Callable 12/01/22 @ 102
5.250%, 12/01/49	5,000	5,309
Wisconsin State, Health & Educational Facilities Authority, Ser B, RB
Callable 09/15/22 @ 100
5.000%, 09/15/37	650	692
Wisconsin State, Health & Educational Facilities Authority, Ser B, RB
Callable 09/15/22 @ 100
5.000%, 09/15/45	1,000	1,058

Total Wisconsin		65,644

American Samoa [0.3%]
American Samoa, Economic Development Authority, Ser A, RB
Callable 09/01/25 @ 100
6.625%, 09/01/35	3,000	2,996

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 52

schedule of investments
September 30, 2017
City National Rochdale Municipal High Income Fund (continued)

Description	Face Amount (000)	Value (000)
Guam [1.0%]
Territory of Guam, Government Waterworks Authority, RB
Callable 07/01/20 @ 100
5.625%, 07/01/40	$2,000	$2,123
Territory of Guam, Ser A, GO
Pre-Refunded @ 100
7.000%, 11/15/19(E)	6,000	6,735
Territory of Guam, Ser A, RB
Callable 12/01/26 @ 100
5.000%, 12/01/34	2,500	2,778

Total Guam		11,636

Puerto Rico [0.6%]
Children’s Trust Fund
Callable 10/30/17 @ 100
5.625%, 05/15/43	2,000	2,002
Children’s Trust Fund, RB
Callable 10/30/17 @ 100
5.375%, 05/15/33	2,060	2,062
Children’s Trust Fund, Ser A, RB
Callable 10/30/17 @ 13
8.663%, 05/15/50(C)	25,000	2,814

Total Puerto Rico		6,878

Total Municipal Bonds
(Cost $1,045,053)		1,073,382

Description	Shares	Value (000)
Short-Term Investment [7.9%]
SEI Daily Income Trust Government Fund, Cl F, 0.840%**	93,036,740	$93,037

Total Short-Term Investment
(Cost $93,037)		93,037

Total Investments [99.2%]
(Cost $1,138,090)		$1,166,419

Percentages are based on Net Assets of $1,176,017 (000).

**	The rate reported is the 7-day effective yield as of September 30, 2017.
(A)	Step Bond — The rate reported is the rate in effect on September 30, 2017. The coupon on a step bond changes on a specific date.
(B)
Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration normally to qualified institutions. On September 30, 2017, the value of these securities amounted to $158,612 (000), representing 13.5% of the net assets of the Fund.

(C)	Zero coupon security. The rate reported is the effective yield at time of purchase.
(D)	Variable or floating rate security, the interest rate of which adjusts periodically based on prevailing interest rates.
(E)	Pre-Refunded Security — The maturity date shown is the pre-refunded date.
(F)
Represents an investment in a tender option bond residual interest certificate purchased in a secondary market transaction. The interest rate shown bears an inverse relationship to the interest rate on a tender option bond floating rate certificate. The interest rate disclosed reflects the rate in effect on September 30, 2017.

(G)	In default on interest payments. Rate shown represents the last coupon rate prior to default.

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 53

schedule of investments
September 30, 2017
City National Rochdale Municipal High Income Fund (concluded)

AGM — Assured Guarantee Municipal
AMT — Alternative Minimum Tax (subject to)
Cl — Class
COP — Certificate of Participation
GO — General Obligation
NATL — National Public Finance Guarantee Corporation
RB — Revenue Bond
SAB — Special Assessment Board
Ser — Series
SPL Tax — Special Tax
TA — Tax Allocation

The following is a list of the inputs used as of September 30, 2017, is valuing the Fund’s investments and other financial instruments carried at value (000):

Investments in Securities	Level 1	Level 2	Level 3	Total
Municipal Bonds	$—	$1,073,382	$—	$1,073,382
Short-Term Investment	93,037	—	—	93,037
Total Investments in Securities	$93,037	$1,073,382	$—	$1,166,419

For the year ended September 30, 2017, there have been no transfers between any of the fair value hierarchy levels. Transfers between Levels are recognized at period end.

The following is a summary of the transactions with affiliates for the year ended September 30, 2017 (000):

City National Rochdale Government Money Market Fund, Institutional Class
Beginning balance as of 9/30/16	$18,397
Purchases at Cost	168,252
Proceeds from Sales	(186,649)
Unrealized Gain (Loss)	—
Realized Gain (Loss)	—
Ending balance as of 9/30/17	$—
Dividend Income	$15

Amounts designated as “—“ are either $0 or have been rounded to $0.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in the Notes to Financial Statements.

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 54

schedule of investments
September 30, 2017
City National Rochdale High Yield Bond Fund

Description	Face Amount (000)	Value (000)
Corporate Bonds [89.4%]
Advertising Agencies [1.5%]
MDC Partners
6.500%, 05/01/24(A)	$1,125	$1,133

Aerospace & Defense [0.6%]
StandardAero Aviation Holdings
10.000%, 07/15/23(A)	420	465

Auto/Trk Prts and Equip-Repl [0.1%]
Allison Transmission
4.750%, 10/01/27(A)	75	76

Automotive [1.2%]
Midas Intermediate Holdco II
7.875%, 10/01/22(A)	650	658
Tesla
5.300%, 08/15/25(A)	250	244

Total Automotive		902

Autoparts [0.5%]
Delphi Jersey Holdings
5.000%, 10/01/25(A)	350	356

Banks [1.0%]
Capital One Financial
3.750%, 07/28/26	250	248
Compass Bank
3.875%, 04/10/25	300	299
PNC Financial Services Group
5.000%, VAR ICE LIBOR USD 3 Month+3.300%, 12/29/49	200	210

Total Banks		757

Batteries/Battery Sys [0.1%]
EnerSys
5.000%, 04/30/23(A)	100	104

Broadcasting & Cable [9.4%]
AMC Networks
4.750%, 08/01/25	125	126
Anixter
5.500%, 03/01/23	450	489
CCO Holdings
5.125%, 05/01/27(A)	1,000	1,014
5.000%, 02/01/28(A)	400	399
Charter Communications Operating
4.200%, 03/15/28(A)	200	202
Comcast
3.200%, 07/15/36	250	235
CSC Holdings
6.750%, 11/15/21	200	221
5.500%, 04/15/27(A)	175	182
5.250%, 06/01/24	150	152
DISH DBS
7.750%, 07/01/26	500	574
5.875%, 07/15/22	450	478
5.875%, 11/15/24	300	314
Midcontinent Communications
6.875%, 08/15/23(A)	300	323
SFR Group
7.375%, 05/01/26(A)	950	1,026
6.250%, 05/15/24(A)	200	211
UPCB Finance IV
5.375%, 01/15/25(A)	200	208
Videotron
5.125%, 04/15/27(A)	150	156
Virgin Media Secured Finance
5.000%, 04/15/27(A)	350	482
Ziggo Secured Finance
5.500%, 01/15/27(A)	150	154

Total Broadcasting & Cable		6,946

Building & Construction [3.3%]
CalAtlantic Group
5.000%, 06/15/27	125	126

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 55

schedule of investments
September 30, 2017
City National Rochdale High Yield Bond Fund (continued)

Description	Face Amount (000)	Value (000)
Grinding Media
7.375%, 12/15/23(A)	$900	$976
Novelis
6.250%, 08/15/24(A)	375	391
5.875%, 09/30/26(A)	450	457
Standard Industries
5.000%, 02/15/27(A)	100	104
Summit Materials
8.500%, 04/15/22	350	394

Total Building & Construction		2,448

Building-Heavy Construct [0.5%]
Tutor Perini
6.875%, 05/01/25(A)	325	353

Chemicals [1.1%]
GCP Applied Technologies
9.500%, 02/01/23(A)	350	395
PQ
6.750%, 11/15/22(A)	200	217
Valvoline
4.375%, 08/15/25(A)	175	178

Total Chemicals		790

Coal Mining [0.6%]
CONSOL Energy
8.000%, 04/01/23	400	425

Commercial Serv-Finance [0.9%]
CDK Global
4.875%, 06/01/27(A)	100	103
WEX
4.750%, 02/01/23(A)	550	564

Total Commercial Serv-Finance		667

Commercial Services [0.8%]
Nielsen Luxembourg SARL
5.000%, 02/01/25(A)	225	234
ServiceMaster
5.125%, 11/15/24(A)	325	334

Total Commercial Services		568

Communication & Media [0.2%]
EW Scripps
5.125%, 05/15/25(A)	125	127

Computer Graphics [2.1%]
Epicor Software
9.250%, 05/21/23(A) (B)	1,600	1,563

Computer System Design & Services [0.6%]
NCR
6.375%, 12/15/23	400	427

Consumer Products & Services [0.7%]
Central Garden & Pet
6.125%, 11/15/23	300	319
WMG Acquisition
5.000%, 08/01/23(A)	200	207

Total Consumer Products & Services		526

Containers & Packaging [0.5%]
BWAY Holding
5.500%, 04/15/24(A)	200	209
Multi-Color
4.875%, 11/01/25(A)	60	61
Reynolds Group Issuer
6.875%, 02/15/21	130	133

Total Containers & Packaging		403

Data Processing/Mgmt [0.7%]
First Data
7.000%, 12/01/23(A)	200	213
5.750%, 01/15/24(A)	300	314

Total Data Processing/Mgmt		527

Distribution/Wholesale [0.2%]
Avantor
6.000%, 10/01/24(A)	150	154

Diversified Operations [0.7%]
Actuant
5.625%, 06/15/22	75	77
Amsted Industries
5.375%, 09/15/24(A)	450	473

Total Diversified Operations		550

Drugs [1.7%]
Endo Dac
5.875%, 10/15/24(A)	200	209

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 56

schedule of investments
September 30, 2017
City National Rochdale High Yield Bond Fund (continued)

Description	Face Amount (000)	Value (000)
Valeant Pharmaceuticals International
7.000%, 03/15/24(A)	$800	$854
6.500%, 03/15/22(A)	200	212

Total Drugs		1,275

Educational Software [1.2%]
Ascend Learning
6.875%, 08/01/25(A)	75	79
Cengage Learning
9.500%, 06/15/24(A)	925	805

Total Educational Software		884

Electric Utilities [2.6%]
AES
6.000%, 05/15/26	650	700
5.125%, 09/01/27	100	102
Terraform Global Operating
9.750%, 08/15/22(A)	1,000	1,110

Total Electric Utilities		1,912

Energy & Power [1.2%]
Pattern Energy Group
5.875%, 02/01/24(A)	250	264
TerraForm Power Operating
6.375%, 02/01/23(A) (C)	450	468
6.125%, 06/15/25(A) (C)	125	133

Total Energy & Power		865

Enterprise Software/Serv [1.2%]
Infor US
6.500%, 05/15/22	650	674
Oracle
3.850%, 07/15/36	200	207

Total Enterprise Software/Serv		881

Entertainment & Gaming [1.8%]
AMC Entertainment Holdings
6.125%, 05/15/27	375	370
5.875%, 11/15/26	75	74
Buffalo Thunder Development Authority
11.000%, 12/09/22(A) (B)	35	13
9.375%, 11/15/29(A) (B) (D)	16	—
Seminole Hard Rock Entertainment
5.875%, 05/15/21(A)	450	455
Wynn Las Vegas
5.500%, 03/01/25(A)	375	391

Total Entertainment & Gaming		1,303

Financial Services [5.2%]
FBM Finance
8.250%, 08/15/21(A)	800	856
Icahn Enterprises
5.875%, 02/01/22	650	669
Jefferies Finance
7.500%, 04/15/21(A)	350	362
7.375%, 04/01/20(A)	495	510
7.250%, 08/15/24(A)	300	301
6.875%, 04/15/22(A)	200	201
Jefferies LoanCore
6.875%, 06/01/20(A)	450	465
NewStar Financial
7.250%, 05/01/20(A)	450	464

Total Financial Services		3,828

Food, Beverage & Tobacco [2.4%]
Beverages & More
11.500%, 06/15/22(A)	200	187
FAGE International
5.625%, 08/15/26(A)	200	208
Vector Group
6.125%, 02/01/25(A)	1,350	1,397

Total Food, Beverage & Tobacco		1,792

Food-Flour and Grain [0.6%]
Post Holdings
5.500%, 03/01/25(A)	450	467

Food-Wholesale/Distrib [0.5%]
KeHE Distributors
7.625%, 08/15/21(A)	370	372

Gas-Distribution [1.9%]
AmeriGas Partners
5.750%, 05/20/27	275	281
5.500%, 05/20/25	100	103
LBC Tank Terminals Holding Netherlands
6.875%, 05/15/23(A)	950	997

Total Gas-Distribution		1,381

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 57

schedule of investments
September 30, 2017
City National Rochdale High Yield Bond Fund (continued)

Description	Face Amount (000)	Value (000)
Gold Mining [1.7%]
Eldorado
6.125%, 12/15/20(A)	$950	$965
Yamana
4.950%, 07/15/24	300	308

Total Gold Mining		1,273

Hotels and Motels [0.6%]
Interval Acquisition
5.625%, 04/15/23	150	155
TVL Finance
8.500%, 05/15/23(A)	180	266

Total Hotels and Motels		421

Human Resources [0.3%]
AMN Healthcare
5.125%, 10/01/24(A)	200	207

Insurance [1.0%]
American Equity Investment Life Holding
5.000%, 06/15/27	275	285
Fidelity & Guaranty Life Holdings
6.375%, 04/01/21(A)	150	154
USIS Merger Sub
6.875%, 05/01/25(A)	300	306

Total Insurance		745

Internet Connectiv Svcs [0.8%]
Zayo Group
6.375%, 05/15/25	300	323
5.750%, 01/15/27(A)	250	265

Total Internet Connectiv Svcs		588

Investment Bank/Broker-Dealer [0.2%]
NFP
6.875%, 07/15/25(A)	125	127

Machinery-General Indust [0.1%]
Tennant
5.625%, 05/01/25(A)	100	104

Marine Services [1.1%]
Great Lakes Dredge & Dock
8.000%, 05/15/22	750	778

Medical Products & Services [2.9%]
Acadia Healthcare
6.500%, 03/01/24	200	215
5.625%, 02/15/23	250	262
Halyard Health
6.250%, 10/15/22	400	417
HCA
5.500%, 06/15/47	200	207
Hill-Rom Holdings
5.000%, 02/15/25(A)	160	166
Tenet Healthcare
7.500%, 01/01/22(A)	335	355
5.125%, 05/01/25(A)	200	197
4.625%, 07/15/24(A)	350	347

Total Medical Products & Services		2,166

Metals & Mining [2.1%]
Alcoa Nederland Holding
7.000%, 09/30/26(A)	200	226
6.750%, 09/30/24(A)	800	886
Constellium
7.875%, 04/01/21(A)	300	318
Kaiser Aluminum
5.875%, 05/15/24(A)	100	107
New Day Aluminum
10.000%, 10/25/20(B)	6	6

Total Metals & Mining		1,543

Oil-Field Services [0.8%]
Exterran Energy Solutions
8.125%, 05/01/25(A)	475	492
Trinidad Drilling
6.625%, 02/15/25(A)	125	117

Total Oil-Field Services		609

Paper & Related Products [0.3%]
Clearwater Paper
5.375%, 02/01/25(A)	225	224

Petroleum & Fuel Products [9.9%]
Alta Mesa Holdings
7.875%, 12/15/24(A)	400	432
American Midstream Partners
8.500%, 12/15/21(A)	825	852
Antero Resources
5.625%, 06/01/23	350	365
5.125%, 12/01/22	350	358

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 58

schedule of investments
September 30, 2017
City National Rochdale High Yield Bond Fund (continued)

Description	Face Amount (000)	Value (000)
Callon Petroleum
6.125%, 10/01/24	$150	$155
Cheniere Corpus Christi Holdings
7.000%, 06/30/24	100	114
5.125%, 06/30/27(A)	150	154
Comstock Resources
10.000% cash/12.250% PIK, 03/15/20	400	398
Covey Park Energy
7.500%, 05/15/25(A)	345	357
Crestwood Midstream Partners
6.250%, 04/01/23	150	155
5.750%, 04/01/25	150	153
EP Energy
8.000%, 02/15/25(A)	250	195
6.375%, 06/15/23	400	246
Gibson Energy
5.250%, 07/15/24(A)	450	360
Legacy Reserves
8.000%, 12/01/20	760	524
6.625%, 12/01/21	600	379
Murphy Oil
5.750%, 08/15/25	75	77
NGPL PipeCo
4.875%, 08/15/27(A)	200	210
PDC Energy
7.750%, 10/15/22	75	78
QEP Resources
6.875%, 03/01/21	50	53
5.375%, 10/01/22	200	196
5.250%, 05/01/23	400	389
Summit Midstream Holdings
5.750%, 04/15/25	300	305
Unit
6.625%, 05/15/21	850	852

Total Petroleum & Fuel Products		7,357

Publishing-Books [1.1%]
McGraw-Hill Global Education Holdings
7.875%, 05/15/24(A)	850	838

Radio [1.1%]
Sirius XM Radio
5.375%, 07/15/26(A)	400	421
5.000%, 08/01/27(A)	200	204
3.875%, 08/01/22(A)	200	205

Total Radio		830

Real Estate [1.3%]
Kennedy-Wilson
5.875%, 04/01/24	905	932

Real Estate Investment Trusts [2.2%]
CyrusOne
5.000%, 03/15/24(A)	200	211
GEO Group
6.000%, 04/15/26	400	421
5.875%, 10/15/24	200	209
Hospitality Properties Trust
4.500%, 03/15/25(A)	550	565
iStar
5.250%, 09/15/22	60	61
4.625%, 09/15/20	65	66
SBA Communications
4.000%, 10/01/22(A)	75	75

Total Real Estate Investment Trusts		1,608

Real Estate Oper/Develop [0.6%]
Greystar Real Estate Partners
8.250%, 12/01/22(A)	400	427

Regional Authority [0.0%]
Mashantucket Western Pequot Tribe
6.500% cash/6.500% PIK, 07/01/36(B)	93	—

Retail [5.1%]
Albertsons
6.625%, 06/15/24	25	23
5.750%, 03/15/25	300	264
Carrols Restaurant
8.000%, 05/01/22	200	213
Carrols Restaurant Group
8.000%, 05/01/22(A)	150	159
Cumberland Farms
6.750%, 05/01/25(A)	300	319
Ferrellgas
6.750%, 01/15/22	500	485
6.750%, 06/15/23	700	676
6.500%, 05/01/21	100	97
L Brands
6.750%, 07/01/36	300	290
Lithia Motors
5.250%, 08/01/25(A)	200	208
Nathan’s Famous
10.000%, 03/15/20(A)	425	444
PetSmart
5.875%, 06/01/25(A)	200	175

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 59

schedule of investments
September 30, 2017
City National Rochdale High Yield Bond Fund (continued)

Description	Face Amount (000)	Value (000)
Reliance Intermediate Holdings
6.500%, 04/01/23(A)	$400	$425

Total Retail		3,778

Security Brokers & Dealers [0.6%]
Citigroup
6.300%, VAR ICE LIBOR USD 3 Month+3.423%, 12/29/49	400	434

Semi-Conductors [1.4%]
Micron Technology
7.500%, 09/15/23	385	428
5.250%, 08/01/23(A)	550	574

Total Semi-Conductors		1,002

Steel & Steel Works [0.5%]
Big River Steel
7.250%, 09/01/25(A)	200	212
Commercial Metals
5.375%, 07/15/27	125	131

Total Steel & Steel Works		343

Telephones & Telecommunications [2.3%]
Altice US Finance I
5.375%, 07/15/23(A)	350	370
CSC Holdings
6.625%, 10/15/25(A)	200	219
Inmarsat Finance
4.875%, 05/15/22(A)	550	561
Nokia
4.375%, 06/12/27	200	206
Virgin Media Finance
6.375%, 04/15/23(A)	350	366

Total Telephones & Telecommunications		1,722

Transportation & Logistics [0.1%]
Wabash National
5.500%, 10/01/25(A)	90	92

Transportation Services [1.1%]
HRG Group
7.875%, 07/15/19	504	514
Sabre GLBL
5.250%, 11/15/23(A)	300	308

Total Transportation Services		822

Utility [1.1%]
Suburban Propane Partners
5.875%, 03/01/27	250	248
5.750%, 03/01/25	250	247
5.500%, 06/01/24	350	352

Total Utility		847

Waste Disposal [0.1%]
Wrangler Buyer
6.000%, 10/01/25(A)	60	61

Web Hosting/Design [1.4%]
EIG Investors
10.875%, 02/01/24	850	935
VeriSign
4.750%, 07/15/27	100	103

Total Web Hosting/Design		1,038

Total Corporate Bonds
(Cost $65,037)		66,143

Loan Participations [6.6%]
Automotive [0.7%]
Mavis Tire Supply, Term Loan
6.485%, 11/02/20(B)	538	533

Communications [0.7%]
TIBCO Software, Term Loan B, 1st Lien
4.740%, 12/04/20	536	538

Computers & Electronics [0.5%]
Advanced Computer, Term Loan, 1st Lien
10.815%, 01/31/23	400	370

Energy [0.5%]
Invenergy Thermal, Term Loan, 1st Lien
6.833%, 10/19/22(B)	413	392

Financial [0.3%]
Acrisure, Term Loan, 1st Lien
6.272%, 11/22/23(F) (G)	193	195

Healthcare [0.1%]
Surgery Center Holdings, Term Loan B
4.490%, 06/20/24(F) (G)	100	99

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 60

schedule of investments
September 30, 2017
City National Rochdale High Yield Bond Fund (continued)

Description	Face Amount (000)	Value (000)
Information Technology [0.9%]
CCC Information, Term Loan, 1st Lien
4.240%, 04/29/24(F) (G)	$349	$348
Project Alpha Intermediate Holding, Term Loan B
4.810%, 04/19/24(G)	295	287

Total Information Technology		635

Oil & Gas [0.8%]
Cactus Wellhead, Term Loan, 1st Lien
7.317%, 07/31/20	339	329
Moss Creek, Term Loan, 1st Lien
9.500%, 03/29/22(B)	272	269

Total Oil & Gas		598

Retail [1.4%]
Authentic Brands, Term Loan, 1st Lien
4.833%, 09/26/24	125	125
Belk, Term Loan, 1st Lien
6.054%, 12/12/22	228	191
Blue Nile, Term Loan, 1st Lien
7.833%, 01/20/23(B) (F)	173	172
Hardware Holdings, Term Loan B
7.833%, 03/30/20(B)	333	323
Sears Roebuck Acceptance, Term Loan B
5.735%, 06/30/18	224	221

Total Retail		1,032

Specialty Apparel Stores [0.7%]
Boot Barn, Term Loan, 1st Lien
5.833%, 06/24/21(B)	513	492

Total Loan Participations
(Cost $4,899)		4,884

Description	Shares/ Face Amount (000)	Value (000)
Common Stock [0.6%]
Electronic Equipment & Instruments [0.0%]
CUI * (B) (H) (I)	—	$8

Metals & Mining [0.0%]
Mirabela Nickel * (B) (H) (I)	2,465,571	—

Miscellaneous Manufacturing [0.0%]
CEVA Group * (B) (I)	22	9

Oil, Gas & Consumable Fuels [0.6%]
Approach Resources *	5,520	14
SandRidge Energy *	16,758	337
Titan Energy * (B)	11,458	51

Total Oil, Gas & Consumable Fuels		402

Petroleum & Fuel Products [0.0%]
MWO *	130	13

Total Common Stock
(Cost $1,149)		432

Convertible Bond [0.1%]
Metals & Mining [0.1%]
Mirabela Nickel
9.500% cash/9.500% PIK, 06/24/19(A) (B) (D) (I)	$653	59

Total Convertible Bond
(Cost $653)		59

Preferred Stock [0.0%]
Miscellaneous Manufacturing [0.0%]
CEVA Group, Ser A2 * (B)	49	19

Total Preferred Stock
(Cost $44)		19

Special Stock [0.0%]
Broadcasting & Cable [0.0%]
Adelphia Recovery Trust (H) (I)	8,500	—

Total Special Stock
(Cost $9)		—

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 61

schedule of investments
September 30, 2017
City National Rochdale High Yield Bond Fund (continued)

Description	Shares	Value (000)
Short-Term Investment [2.1%]
SEI Daily Income Trust Government Fund, Cl F, 0.840%**	1,557,324	$1,557

Total Short-Term Investment
(Cost $1,557)		1,557

Total Investments [98.8%]
(Cost $73,348)		$73,094

Percentages are based on Net Assets of $73,947 (000).

*	Non-income producing security.
**	The rate reported is the 7-day effective yield as of September 30, 2017.
(A)
Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration normally to qualified institutions. On September 30, 2017, the value of these securities amounted to $42,687 (000), representing 57.7% of the net assets of the Fund.

(B)	Security is considered illiquid. The total market value of such security as of September 30, 2017, was $3,909 (000) and represented 5.3% of the net assets of the Fund.
(C)	Step Bond — The rate reported is the rate in effect on September 30, 2017. The coupon on a step bond changes on a specific date.
(D)	In default on interest payments. Rate shown represents the last coupon rate prior to default.
(E)	Unfunded bank loan. Interest rate not available.
(F)	Unsettled bank loan.
(G)	Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets.
(H)
Security fair valued using methods determined in good faith by the Fair Value Committee designated by the Board of Trustees. The total market value of such security as of September 30, 2017, was $8 (000) and represented 0.0% of the net assets of the Fund.

(I)	Level 3 security in accordance with fair value hierarchy.

CAD — Canadian Dollar
Cl — Class
GBP — British Pound Sterling
ICE — Intercontinental Exchange
LIBOR — London Interbank Offered Rates
PIK — Payment in-kind
Ser — Series
USD — United States Dollar
VAR — Variable

A list of the open forward foreign currency contracts held by the Fund at September 30, 2017, is as follows:

Counterparty	Settlement Date	Currency to Deliver (000)		Currency to Receive (000)		Unrealized Appreciation (Depreciation) (000)
JPMorgan Chase Bank	10/12/17	CAD	453	USD	373	$10
Robert W. Baird	10/12/17	GBP	583	USD	769	(13)
						$(3)

The following is a list of the inputs used as of September 30, 2017, in valuing the Fund’s investments carried at value (000):

Investments in Securities	Level 1	Level 2	Level 3(1)	Total
Corporate Bonds	$—	$66,143	$—	$66,143
Loan Participations	—	4,884	—	4,884
Common Stock	415	—	17	432
Convertible Bond	—	—	59	59
Preferred Stock	—	19	—	19
Special Stock	—	—	—	—
Short-Term Investment	1,557	—	—	1,557
Total Investments in Securities	$1,972	$71,046	$76	$73,094

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Forwards Contracts*
Unrealized Appreciation	$—	$10	$—	$10
Unrealized Depreciation	—	(13)	—	(13)
Total Securities Sold Short	$—	$(3)	$—	$(3)

*	Forwards contracts are valued at the unrealized appreciation (depreciation) on the instrument.
(1)
Of the $76 (000) of Level 3 securities as of September 30, 2017, $8 (000) in common stock are valued via third party pricing vendors and broker quotes. If significant, the disclosure of the unobservable inputs is required for those Level 3 securities that are not valued by third party pricing vendors or broker quotes.

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 62

schedule of investments
September 30, 2017
City National Rochdale High Yield Bond Fund (concluded)

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value as of September 30, 2017:

	Investments in Corporate Bonds (000)	Investments in Common Stock (000)	Investments in Convertible Bond (000)
Beginning balance as of 10/1/16	$332	$16	$183
Accrued discounts/ premiums	3	—	—
Realized gain/(loss)	—	—	—
Change in unrealized appreciation/(depreciation)	108	1	(124)
Purchases	492	—	—
Sales/paydowns	—	—	—
Transfers into Level 3	—	—	—
Transfers out of Level 3	(935)	—	—
Ending balance as of 9/30/17	—	17	59
Changes in unrealized gains/(losses) included in earnings related to securities still held at reporting date	$—	$1	$(124)

Total (000)
Beginning balance as of 10/1/16	$531
Accrued discounts/ premiums	3
Realized gain/(loss)	—
Change in unrealized appreciation/(depreciation)	(15)
Purchases	492
Sales/paydowns	—
Transfers into Level 3	—
Transfers out of Level 3	(935)
Ending balance as of 9/30/17	$76
Changes in unrealized gains/(losses) included in earnings related to securities still held at reporting date	$(123)

For the year ended September 30, 2017, there were transfers between Level 2 and Level 3 assets and liabilities.

The transfers between fair value hierarchy levels were due to changes in the availability of observable inputs to determine fair value. Transfers between Levels are recognized at period end.

The following is a summary of the transactions with affiliates for the year ended September 30, 2017:

City National Rochdale Government Money Market Fund, Class I (000)
Beginning balance as of 10/1/16	$1,133
Purchases at Cost	11,881
Proceeds from Sales	(13,014)
Unrealized Gain (Loss)	—
Realized Gain (Loss)	—
Ending balance as of 9/30/17	$—
Dividend Income	$—

Amounts designated as “—“ are either $0 or have been rounded to $0.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in the Notes to Financial Statements.

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 63

schedule of investments
September 30, 2017
City National Rochdale Intermediate Fixed Income Fund

Description	Face Amount (000)	Value (000)
Corporate Bonds [71.4%]
Consumer Discretionary [3.1%]
AutoZone
3.700%, 04/15/22	$250	$260
2.500%, 04/15/21	1,000	1,000
Gap
5.950%, 04/12/21	495	537
General Motors Financial
4.350%, 01/17/27	2,500	2,569
Harley-Davidson Financial Services, MTN
1.550%, 11/17/17(A)	725	725
Home Depot
2.625%, 06/01/22	1,000	1,016
Hyundai Capital America
2.600%, 03/19/20(A)	1,000	1,000
Tupperware Brands
4.750%, 06/01/21	500	528

Total Consumer Discretionary		7,635

Consumer Staples [1.3%]
Bunge Finance
8.500%, 06/15/19	105	116
Campbell Soup
8.875%, 05/01/21	350	423
CVS Health
3.500%, 07/20/22	2,000	2,081
Kraft Heinz Foods
3.500%, 07/15/22	500	517

Total Consumer Staples		3,137

Energy [1.0%]
DCP Midstream Operating
9.750%, 03/15/19(A)	114	125
Ecopetrol
7.625%, 07/23/19	250	274
Energy Transfer
9.700%, 03/15/19	330	365
9.000%, 04/15/19	189	208
3.600%, 02/01/23	200	203
Enterprise Products Operating
6.500%, 01/31/19	140	148
Kinder Morgan Energy Partners
5.300%, 09/15/20	125	135
Panhandle Eastern Pipe Line
7.000%, 06/15/18	396	409
Puget Energy
6.000%, 09/01/21	500	560

Total Energy		2,427

Financials [31.8%]
Alleghany
5.625%, 09/15/20	270	293
American Express
1.905%, VAR ICE LIBOR USD 3 Month+0.590%, 05/22/18	3,000	3,008
Axis Specialty Finance
5.875%, 06/01/20	250	271
Bank of America, MTN
2.205%, VAR ICE LIBOR USD 3 Month+0.870%, 04/01/19	5,000	5,045
Bank of Montreal, MTN
1.947%, VAR ICE LIBOR USD 3 Month+0.630%, 09/11/22	4,070	4,073
1.450%, 04/09/18	340	340
Bank of Nova Scotia
2.450%, 03/22/21	5,330	5,363
Barclays
4.375%, 01/12/26	1,500	1,566
Bear Stearns
7.250%, 02/01/18	275	280

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 64

schedule of investments
September 30, 2017
City National Rochdale Intermediate Fixed Income Fund (continued)

Description	Face Amount (000)	Value (000)
Capital One Financial
4.200%, 10/29/25	$1,000	$1,028
1.500%, 03/22/18	475	475
Chubb INA Holdings
5.800%, 03/15/18	300	306
Citigroup
4.500%, 01/14/22	2,000	2,151
CNA Financial
6.950%, 01/15/18	1,076	1,091
Commonwealth Bank of Australia, MTN
5.000%, 10/15/19(A)	150	159
Commonwealth Bank of Australia NY, MTN
2.550%, 03/15/21	5,000	5,033
Credit Suisse Group Funding Guernsey
4.550%, 04/17/26	2,500	2,680
Credit Suisse NY, MTN
5.300%, 08/13/19	150	159
Deutsche Bank, MTN
2.850%, 05/10/19	2,985	3,015
ERAC USA Finance
3.300%, 10/15/22(A)	250	256
Goldman Sachs Group
6.150%, 04/01/18	150	153
Goldman Sachs Group, MTN
6.000%, 06/15/20	500	549
HSBC Holdings
3.400%, 03/08/21	5,000	5,156
Jefferies Group
5.125%, 01/20/23	2,700	2,949
JPMorgan Chase
4.950%, 03/25/20	100	107
4.250%, 10/15/20	150	159
3.125%, 01/23/25	4,700	4,734
Lehman Brothers Holdings, MTN
7.000%, 09/28/37(B)	400	25
Macquarie Bank, MTN
2.600%, 06/24/19(A)	4,200	4,233
Marsh & McLennan, MTN
2.550%, 10/15/18	100	101
Metropolitan Life Global Funding I
3.875%, 04/11/22(A)	125	133
Morgan Stanley, MTN
3.750%, 02/25/23	5,000	5,221
MUFG Americas Holdings
2.250%, 02/10/20	2,000	2,004
NASDAQ OMX Group
5.550%, 01/15/20	1,249	1,342
National Rural Utilities Cooperative Finance
10.375%, 11/01/18	125	136
6.550%, 11/01/18	300	315
Principal Financial Group
3.300%, 09/15/22	200	205
Protective Life
6.400%, 01/15/18	250	253
Prudential Financial, MTN
5.375%, 06/21/20	145	158
Sumitomo Mitsui Financial Group
2.846%, 01/11/22	3,910	3,946
Svenska Handelsbanken, MTN
5.125%, 03/30/20(A)	5,800	6,227
TD Ameritrade Holding
5.600%, 12/01/19	290	312
Toronto-Dominion Bank, MTN
1.872%, VAR ICE LIBOR USD 3 Month+0.560%, 11/05/19	3,100	3,120
Wilmington Trust
8.500%, 04/02/18	315	325

Total Financials		78,455

Health Care [5.4%]
Abbott Laboratories
3.400%, 11/30/23	3,075	3,171
AbbVie
2.850%, 05/14/23	2,500	2,519
Gilead Sciences
2.950%, 03/01/27	5,000	4,957
Laboratory Corp of America Holdings
3.200%, 02/01/22	2,530	2,589

Total Health Care		13,236

Industrials [4.0%]
Carlisle
3.750%, 11/15/22	250	255
Eaton
8.875%, 06/15/19	125	138
GATX
6.000%, 02/15/18	170	172
IDEX
4.200%, 12/15/21	250	260
John Deere Capital, MTN
2.800%, 09/08/27	5,000	4,916
PACCAR Financial, MTN
1.750%, 08/14/18	3,000	3,007

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 65

schedule of investments
September 30, 2017
City National Rochdale Intermediate Fixed Income Fund (continued)

Description	Face Amount (000)	Value (000)
Penske Truck Leasing
4.875%, 07/11/22(A)	$200	$218
4.250%, 01/17/23(A)	300	320
Republic Services
3.550%, 06/01/22	250	261
Roper Technologies
3.125%, 11/15/22	200	202
1.850%, 11/15/17	250	250

Total Industrials		9,999

Information Technology [7.2%]
Apple
2.450%, 08/04/26	5,700	5,500
Fiserv
3.500%, 10/01/22	250	259
2.700%, 06/01/20	2,000	2,023
KLA-Tencor
4.650%, 11/01/24	2,500	2,708
Oracle
2.500%, 05/15/22	5,000	5,073
Western Union
5.253%, 04/01/20	2,000	2,134

Total Information Technology		17,697

Materials [3.6%]
Airgas
2.900%, 11/15/22	250	254
Avery Dennison
5.375%, 04/15/20	405	431
Glencore Funding
2.664%, VAR ICE LIBOR USD 3 Month+1.360%, 07/15/17(A)	2,000	2,020
Rio Tinto Finance USA
3.750%, 06/15/25	5,780	6,094

Total Materials		8,799

REITs [5.0%]
American Tower
4.000%, 06/01/25	1,800	1,861
Boston Properties
5.875%, 10/15/19	140	150
Common Wealth
5.875%, 09/15/20	105	112
DDR
4.625%, 07/15/22	250	265
HCP
4.000%, 06/01/25	2,770	2,857
Highwoods Realty
3.625%, 01/15/23	200	203
National Retail Properties
6.875%, 10/15/17	300	300
3.800%, 10/15/22	350	364
Prologis
3.350%, 02/01/21	2,200	2,278
Realty Income
3.250%, 10/15/22	200	205
Regency Centers
3.750%, 11/15/22	250	258
Senior Housing Properties Trust
6.750%, 12/15/21	500	559
Washington
3.950%, 10/15/22	250	258
Welltower
4.950%, 01/15/21	155	166
3.750%, 03/15/23	2,500	2,602

Total REITs		12,438

Telecommunication Services [5.9%]
America Movil
3.125%, 07/16/22	4,000	4,100
AT&T
5.600%, 05/15/18	310	317
3.600%, 02/17/23	5,000	5,144
Deutsche Telekom International Finance
6.000%, 07/08/19	50	54
Verizon Communications
4.600%, 04/01/21	4,100	4,427
2.321%, VAR ICE LIBOR USD 3 Month+1.000%, 03/16/22	500	507

Total Telecommunication Services		14,549

Utilities [3.1%]
British Transco Finance
6.625%, 06/01/18	128	132
Entergy Mississippi
6.640%, 07/01/19	540	580
Entergy Texas
7.125%, 02/01/19	190	202
Exelon Generation
6.200%, 10/01/17	2,125	2,125
3.400%, 03/15/22	2,500	2,561
Korea Electric Power
6.750%, 08/01/27	75	96

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 66

schedule of investments
September 30, 2017
City National Rochdale Intermediate Fixed Income Fund (continued)

Description	Face Amount (000)	Value (000)
National Fuel Gas
4.900%, 12/01/21	$500	$530
Puget Energy
5.625%, 07/15/22	250	279
Southwestern Electric Power
5.875%, 03/01/18	581	591
3.550%, 02/15/22	500	518

Total Utilities		7,614

Total Corporate Bonds
(Cost $172,479)		175,986

U.S. Treasury Obligations [6.2%]
U.S. Treasury Inflation Indexed Bonds
0.625%, 01/15/26	5,476	5,550
U.S. Treasury Notes
2.625%, 11/15/20	425	437
2.250%, 11/15/24	3,000	3,015
1.625%, 10/31/23	4,000	3,900
1.250%, 04/30/19	1,675	1,670
0.875%, 07/31/19	815	806

Total U.S. Treasury Obligations
(Cost $15,533)		15,378

U.S. Government Agency Obligations [5.3%]
FHLMC
1.750%, 05/30/19	3,000	3,013
FNMA
1.875%, 12/28/20	5,000	5,026
1.625%, 11/27/18	5,000	5,006

Total U.S. Government Agency Obligations
(Cost $13,018)		13,045

Asset-Backed Securities [4.8%]
Bayview Financial Acquisition Trust, Ser 2007-A, Cl 1A2
6.205%, 05/28/37(C)	51	53
BT SPE (Acquired 07/06/11, Acquisition Cost $1,102,589)
9.250%, 12/31/49(D) (E) (F) (G)	454	34
Carmax Auto Owner Trust, Ser 2014-2, Cl A3
0.980%, 01/15/19	145	145
Cityscape Home Equity Loan Trust, Ser 1997-C, Cl A4
7.000%, 07/25/28(B) (C) (F)	5	4
Ford Credit Floorplan Master Owner Trust A, Ser 2016-3, Cl A1
1.550%, 07/15/21	4,000	3,979
GMACM Mortgage Loan Trust, Ser 2004-GH1, Cl A6
4.810%, 07/25/35(C)	2	2
NextGear Floorplan Master Owner Trust, Ser 2015-2A, Cl A
2.380%, 10/15/20(A)	7,490	7,517

Total Asset-Backed Securities
(Cost $12,183)		11,734

U.S. Government Mortgage-Backed Obligations [4.5%]
FHLMC, Pool 1B2677
3.505%, VAR ICE LIBOR USD 12 Month+1.900%, 01/01/35	4	4
FHLMC, Pool 1B2683
3.466%, VAR ICE LIBOR USD 12 Month+1.894%, 01/01/35	2	3
FHLMC, Pool 1B2692
3.268%, VAR ICE LIBOR USD 12 Month+1.763%, 12/01/34	7	7
FHLMC, Pool A93505
4.500%, 08/01/40	23	25
FHLMC, Pool A93996
4.500%, 09/01/40	35	38
FHLMC, Pool C03490
4.500%, 08/01/40	181	195
FHLMC, Pool C09015
3.000%, 10/01/42	170	171
FHLMC, Pool E01280
5.000%, 12/01/17	—	—
FHLMC, Pool G02940
5.500%, 05/01/37	5	5
FHLMC, Pool G04222
5.500%, 04/01/38	9	11
FHLMC, Pool G04913
5.000%, 03/01/38	37	41
FHLMC, Pool G08003
6.000%, 07/01/34	11	13
FHLMC, Pool G11880
5.000%, 12/01/20	5	5
FHLMC, Pool G18124
6.000%, 06/01/21	4	5

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 67

schedule of investments
September 30, 2017
City National Rochdale Intermediate Fixed Income Fund (continued)

Description	Face Amount (000)	Value (000)
FHLMC, Pool J19197
3.000%, 05/01/27	$98	$101
FHLMC, Pool Q08998
3.500%, 06/01/42	126	130
FHLMC, Pool Q10378
3.000%, 08/01/42	159	160
FHLMC, Ser 2004-2804, Cl VC
5.000%, 07/15/21	22	22
FHLMC, Ser 2011-3958, Cl VA
4.000%, 06/15/26	1,566	1,592
FHLMC, Ser K708, Cl A2
2.130%, 01/25/19	293	294
FHLMC Multifamily Structured Pass-Through Certificates, Ser K003, Cl A4
5.053%, 01/25/19	150	155
FHLMC Multifamily Structured Pass-Through Certificates, Ser K704, Cl A2
2.412%, 08/25/18	388	389
FHLMC Multifamily Structured Pass-Through Certificates, Ser K705, Cl A2
2.303%, 09/25/18	200	201
FNMA, Pool 252570
6.500%, 07/01/29	3	4
FNMA, Pool 253183
7.500%, 04/01/30	1	1
FNMA, Pool 253398
8.000%, 08/01/30	1	1
FNMA, Pool 254685
5.000%, 04/01/18	1	1
FNMA, Pool 254949
5.000%, 11/01/33	8	9
FNMA, Pool 255814
5.500%, 08/01/35	13	14
FNMA, Pool 303168
9.500%, 02/01/25	1	1
FNMA, Pool 725424
5.500%, 04/01/34	12	14
FNMA, Pool 735060
6.000%, 11/01/34	8	9
FNMA, Pool 735228
5.500%, 02/01/35	6	7
FNMA, Pool 735230
5.500%, 02/01/35	16	18
FNMA, Pool 745275
5.000%, 02/01/36	62	68

Description	Face Amount (000) /Shares	Value (000)
FNMA, Pool 745418
5.500%, 04/01/36	$70	$78
FNMA, Pool 827223
3.215%, VAR ICE LIBOR USD 12 Month+1.465%, 04/01/35	25	26
FNMA, Pool 844809
5.000%, 11/01/35	26	28
FNMA, Pool AD0454
5.000%, 11/01/21	7	7
FNMA, Pool AD8522
4.000%, 08/01/40	26	28
FNMA, Pool AE0828
3.500%, 02/01/41	230	239
FNMA, Pool AH0621
3.500%, 01/01/41	51	53
FNMA, Pool AJ1407
4.000%, 09/01/41	42	44
FNMA, Pool AJ7689
4.000%, 12/01/41	142	150
FNMA, Pool AK0971
3.000%, 02/01/27	90	93
FNMA, Pool AL5866
2.730%, 08/01/22	5,615	5,732
FNMA, Pool AO2970
3.000%, 05/01/42	151	152
FNMA, Pool AO4137
3.500%, 06/01/42	129	134
FNMA, Pool MA1277
2.500%, 12/01/27	90	91
GNMA, Pool G2 4696
4.500%, 05/20/40	79	84
GNMA, Pool G2 4747
5.000%, 07/20/40	30	33
GNMA, Pool G2 4923
4.500%, 01/20/41	47	51
GNMA, Pool G2 MA0155
4.000%, 06/20/42	114	122
GNMA, Pool G2 MA0392
3.500%, 09/20/42	142	148

Total U.S. Government Mortgage-Backed Obligations
(Cost $10,929)		11,007

Closed-End Fund [2.8%]
Stone Ridge Reinsurance Risk Premium Interval Fund(F)	761,754	6,871

Total Closed-End Fund
(Cost $7,749)		6,871

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 68

schedule of investments
September 30, 2017
City National Rochdale Intermediate Fixed Income Fund (continued)

Description	Shares/ Face Amount (000)	Value (000)
Preferred Stock [2.6%]
Financials [1.1%]
BB&T, 5.625%	10,000	$253
Citigroup, 5.800%	10,000	258
Goldman Sachs Group, 5.950%	25,000	638
HSBC Holdings, 8.000%	30,000	809
JPMorgan Chase, 5.500%	20,000	507
Prudential Financial, 5.750%	10,000	256

Total Financials		2,721

Industrials [0.3%]
Pitney Bowes, 6.700%	10,000	255
Stanley Black & Decker, 5.750%	20,000	509

Total Industrials		764

REITs [0.9%]
Kimco Realty, 5.500%	10,000	253
Senior Housing Properties Trust, 5.625%	52,500	1,333
Vornado Realty Trust, 5.700%	20,000	504

Total REITs		2,090

Telecommunication Services [0.3%]
Telephone & Data Systems, 5.875%	30,000	750

Total Preferred Stock
(Cost $6,160)		6,325

Foreign Government Bonds [1.3%]
Hashemite Kingdom of Jordan Government AID Bond
2.578%, 06/30/22	$3,000	3,073
Mexico Government International Bond, MTN
5.125%, 01/15/20	100	107
Province of Quebec Canada, MTN
7.380%, 04/09/26(C)	100	130

Total Foreign Government Bonds
(Cost $3,221)		3,310

Commercial Mortgage-Backed Obligations [0.3%]
Commercial Mortgage Trust, Ser 2012-CR2, Cl A4
3.147%, 08/15/45	125	129

Description	Face Amount (000) /Shares	Value (000)
GS Mortgage Securities II, Ser GCJ9, Cl A3
2.773%, 11/10/45	$275	$278
JPMorgan Chase Commercial Mortgage Securities Trust, Ser 2013-LC11, Cl A5
2.960%, 04/15/46	150	152
Morgan Stanley Bank of America Merrill Lynch Trust, Ser C6, Cl A4
2.858%, 11/15/45	275	280

Total Commercial Mortgage-Backed Obligations
(Cost $836)		839

Residential Mortgage-Backed Securities [0.0%]
RAAC, Ser 2004-SP1, Cl AI4
5.285%, 08/25/27(H)	—	—
Residential Accredit Loans, Ser 2004-QS6, Cl A1
5.000%, 05/25/19	3	3
Residential Asset Mortgage Products, Ser 2002-RS3, Cl AI5
5.572%, 06/25/32(H)	19	19
WaMu Mortgage Pass-Through Certificates Trust, Ser 2004-CB2, Cl 5A
5.000%, 07/25/19	10	10

Total Residential Mortgage-Backed Securities
(Cost $32)		32

Short-Term Investment [0.1%]
SEI Daily Income Trust Government Fund, Cl F, 0.840%**	205,075	205

Total Short-Term Investment
(Cost $205)		205

Total Investments [99.3%]
(Cost $242,345)		$244,732

Percentages are based on Net Assets of $246,480 (000).

**	The rate reported is the 7-day effective yield as of September 30, 2017.
(A)
Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration normally to qualified institutions. On September 30, 2017, the value of these securities amounted to $22,933 (000), representing 9.3% of the net assets of the Fund.

(B)	In default on interest payments. Rate shown represents the last coupon rate prior to default.

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 69

schedule of investments
September 30, 2017
City National Rochdale Intermediate Fixed Income Fund (continued)

(C)	Step Bond — The rate reported is the rate in effect on September 30, 2017. The coupon on a step bond changes on a specific date.
(D)
Security fair valued using methods determined in good faith by the Fair Value Committee designated by the Board of Trustees. The total market value of such security as of September 30, 2017, was $34 (000) and represented 0.0% of the net assets of the Fund.

(E)	Level 3 security in accordance with fair value hierarchy.
(F)	Security is considered illiquid. The total market value of such security as of September 30, 2017, was $6,909 (000) and represented 2.8% of the net assets of the Fund.
(G)	Security is considered restricted. The total market value of such security as of September 30, 2017, was $34 (000) and represented 0.0% of the net assets of the Fund.
(H)	Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets.

AID — Agency for International Development
Cl — Class
FHLMC — Federal Home Loan Mortgage Corporation
FNMA — Federal National Mortgage Association
GNMA — Government National Mortgage Association
ICE — Intercontinental Exchange
LIBOR — London Interbank Offered Rates
MTN — Medium Term Note
NY — New York
REIT — Real Estate Investment Trust
Ser — Series
SPE — Special Purpose Entity
VAR — Variable
USD — U.S. Dollar

The following is a list of the inputs used as of September 30, 2017, in valuing the Fund’s investments carried at value (000):

Investments in Securities	Level 1	Level 2	Level 3	Total
Corporate Bonds	$—	$175,986	$—	$175,986
U.S. Treasury Obligations	—	15,378	—	15,378
U.S. Government Agency Obligations	—	13,045	—	13,045
Asset-Backed Securities	—	11,700	34	11,734
U.S. Government Mortgage-Backed Obligations	—	11,007	—	11,007
Closed-End Fund	6,871	—	—	6,871
Preferred Stock	6,325	—	—	6,325
Foreign Government Bonds	—	3,310	—	3,310
Commercial Mortgage-Backed Obligations	—	839	—	839
Residential Mortgage-Backed Securities	—	32	—	32
Short-Term Investment	205	—	—	205
Total Investments in Securities	$13,401	$231,297	$34	$244,732

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value as of September 30, 2017:

Investments in Asset-Backed Securities (000)
Beginning balance as of 10/1/16	$135
Accrued discounts/premiums	—
Realized gain/(loss)	—
Change in unrealized appreciation/(depreciation)	(42)
Purchases	—
Sales/paydowns	(59)
Transfers into Level 3	—
Transfers out of Level 3	—
Ending balance as of 9/30/17	$34
Changes in unrealized gains/(losses) included in earnings related to securities still held at reporting date	$(42)

The following table summarizes the quantitative inputs and assumptions used for items categorized as material Level 3 investments as of September 30, 2017. The disclosures below also include qualitative information on the sensitivity of the fair value measurements to changes in the significant unobservable inputs.

	Fair Value at September 30, 2017 (000)	Valuation Techniques
BT SPE	$34	Discounted Cash Flow Model based on actual collection level and experienced defaults

Observable Inputs
Cumulated Collections
Cumulated Defaults
Annualized Default
Cumulated Default
Pace of Collection
Interest Rates

		Unobservable Inputs	Range
		Projected Default Rates	5%-12%
		Projected Collection Rates	90%-100%
		Expected Discount Rates	7%-9.25%

The unobservable inputs used to determine fair value of recurring Level 3 assets may have similar or diverging impacts on valuation. Significant increases and decreases in these inputs in isolation and the interrelationships between them could result in significantly higher or lower fair value measurements.

For the year ended September 30, 2017, there have been no transfers between any of the fair value hierarchy levels. Transfers between Levels are recognized at period end.

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 70

schedule of investments
September 30, 2017
City National Rochdale Intermediate Fixed Income Fund (concluded)

The following is a summary of the transactions with affiliates for the year ended September 30, 2017:

City National Rochdale Government Money Market Fund, Class I (000)
Beginning balance as of 10/1/16	$1,106
Purchases at Cost	18,018
Proceeds from Sales	(19,124)
Unrealized Gain (Loss)	—
Realized Gain (Loss)	—
Ending balance as of 9/30/17	$—
Dividend Income	$1

Amounts designated as “—“ are either $0 or have been rounded to $0.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in the Notes to Financial Statements.

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 71

consolidated schedule of investments
September 30, 2017
City National Rochdale Fixed Income Opportunities Fund

Description	Face Amount (000)(1)	Value (000)
Corporate Bonds [52.4%]
Advertising Sales [0.0%]
Clear Channel International
8.750%, 12/15/20(A)	$200	$210
Outfront Media Capital
5.875%, 03/15/25	675	707
5.625%, 02/15/24	350	365

Total Advertising Sales		1,282

Aerospace & Defense [0.2%]
TransDigm
6.500%, 07/15/24	1,000	1,032
6.500%, 05/15/25	1,825	1,880
6.375%, 06/15/26	425	435
6.000%, 07/15/22	950	986
5.500%, 10/15/20	350	355

Total Aerospace & Defense		4,688

Airlines [0.7%]
EA Partners I
6.875%, 09/28/20	4,150	3,600
EA Partners II
6.750%, 06/01/21	1,000	851
Gol LuxCo
8.875%, 01/24/22	9,090	9,092
SriLankan Airlines
5.300%, 06/27/19	4,850	4,915

Total Airlines		18,458

Description	Face Amount (000)(1)		Value (000)
Apparel/Textiles [0.1%]
Hanesbrands
4.875%, 05/15/26(A)		$1,050	$1,091
SMCP Group SAS
5.875%, 05/01/23	EUR	270	347

Total Apparel/Textiles			1,438

Applications Software [0.1%]
Nuance Communications
6.000%, 07/01/24		775	839
5.625%, 12/15/26(A)		1,275	1,351
5.375%, 08/15/20(A)		383	390

Total Applications Software			2,580

Auction House/Art Dealer [0.0%]
KAR Auction Services
5.125%, 06/01/25(A)		925	962
Ritchie Bros Auctioneers
5.375%, 01/15/25(A)		350	370

Total Auction House/Art Dealer			1,332

Auto Rent & Lease [0.3%]
Avis Budget Car Rental
6.375%, 04/01/24(A)		1,425	1,485
5.250%, 03/15/25(A)		275	275
Hertz
7.625%, 06/01/22(A)		725	748
6.250%, 10/15/22		800	760
5.500%, 10/15/24(A)		750	675
United Rentals North America
5.875%, 09/15/26		575	624
5.750%, 11/15/24		175	186
5.500%, 07/15/25		150	161
5.500%, 05/15/27		900	960
4.875%, 01/15/28		600	603
4.625%, 07/15/23		325	339

Total Auto Rent & Lease			6,816

Auto/Trk Prts and Equip-Repl [0.0%]
Allison Transmission
5.000%, 10/01/24(A)		550	571
JB Poindexter
9.000%, 04/01/22(A)		675	705

Total Auto/Trk Prts and Equip-Repl			1,276

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 72

consolidated schedule of investments
September 30, 2017
City National Rochdale Fixed Income Opportunities Fund (continued)

Description	Face Amount (000)(1)	Value (000)
Automotive [0.4%]
General Motors Financial
2.643%, VAR ICE LIBOR USD 3 Month+1.310% 06/30/22	$10,000	$10,081

Autoparts [0.3%]
Adient Global Holdings
4.875%, 08/15/26(A)	1,300	1,329
American Axle & Manufacturing
6.625%, 10/15/22	375	387
6.500%, 04/01/27(A)	1,275	1,286
IHO Verwaltungs GmbH
4.750%, 09/15/26(A)	1,875	1,910
4.500%, cash/0% PIK 09/15/23(A)	275	280
Schaeffler Finance
4.750%, 05/15/23(A)	125	129
Tenneco
5.375%, 12/15/24	175	184
5.000%, 07/15/26	200	205
TI Group Automotive Systems
8.750%, 07/15/23(A)	1,175	1,246
Tupy Overseas
6.625%, 07/17/24	65	68
ZF North America Capital
4.750%, 04/29/25(A)	375	396

Total Autoparts		7,420

Banks [4.5%]
Access Bank, MTN
10.500%, 10/19/21	3,733	4,123
African Bank, MTN
8.125%, 10/19/20	5,433	5,691
Akbank Turk, MTN
5.125%, 03/31/25	6,365	6,293
Alternatifbank
8.750%, VAR USD Swap Semi 30/360 5 Year Curr+7.833% 04/16/26	171	179
Australia & New Zealand Banking Group, MTN
2.306%, VAR ICE LIBOR USD 3 Month+0.990% 06/01/21(A)	10,000	10,154
Banco de Bogota
6.250%, 05/12/26	1,860	2,036
Banco do Brasil
8.500%, VAR US Treas Yield Curve Rate T Note Const Mat 10 Yr+7.782% 10/29/49	4,170	4,566
Bank Nadra via NDR Finance
8.250%, 07/31/18(B) (D)	721	22
Credit Bank of Moscow Via CBOM Finance
7.500%, VAR USD Swap Semi 30/360 5 Year Curr+5.416% 10/05/27	1,850	1,591
5.875%, 11/07/21	3,290	3,329
FBN Finance
8.250%, 08/07/20	9,693	9,441
First Bank of Nigeria Via FBN Finance
8.000%, VAR USSW2+6.488% 07/23/21	8,688	8,156
ForteBank JSC
11.750%, 12/15/24	2,775	3,056
Kazkommertsbank JSC
5.500%, 12/21/22	26,860	26,462
National Savings Bank
8.875%, 09/18/18	20	21
Renaissance Credit Via Renaissance Consumer Funding
13.500%, 06/21/18	2,624	2,690
13.500%, 05/22/19	2,475	2,475
State Savings Bank of Ukraine Via SSB
9.375, 03/10/23 (C)	10,200	10,827
Tinkoff Credit Systems Via TCS Finance
9.250%, VAR US Treas Yield Curve Rate T Note Const Mat 5 Yr+7.592% 12/31/49	4,855	5,015
Turkiye Is Bankasi
6.000%, 10/24/22	9,840	9,953
3.875%, 11/07/17	1,290	1,291
United Bank for Africa
7.750%, 06/08/22	6,000	5,970

Total Banks		123,341

Beauty Products [0.1%]
First Quality Finance
5.000%, 07/01/25(A)	300	309
4.625%, 05/15/21(A)	2,100	2,122

Total Beauty Products		2,431

Broadcasting & Cable [3.0%]
Altice Financing
7.500%, 05/15/26	20,535	22,640

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 73

consolidated schedule of investments
September 30, 2017
City National Rochdale Fixed Income Opportunities Fund (continued)

Description	Face Amount (000)(1)	Value (000)
Altice Finco, MTN
7.625%, 02/15/25	$4,775	$5,056
Altice US Finance I
5.500%, 05/15/26(A)	775	817
AMC Networks
5.000%, 04/01/24	1,400	1,445
4.750%, 12/15/22	325	334
4.750%, 08/01/25	175	177
Anixter
5.625%, 05/01/19	275	288
5.500%, 03/01/23	900	979
Belden
5.250%, 07/15/24(A)	1,125	1,173
Cablevision Systems
5.875%, 09/15/22	925	957
CCO Holdings
5.875%, 04/01/24(A)	325	345
5.875%, 05/01/27(A)	600	628
5.750%, 09/01/23	525	545
5.750%, 01/15/24	425	441
5.750%, 02/15/26(A)	300	315
5.500%, 05/01/26(A)	875	907
5.375%, 05/01/25(A)	250	259
5.250%, 09/30/22	925	953
5.125%, 02/15/23	1,275	1,316
5.125%, 05/01/27(A)	1,100	1,115
5.000%, 02/01/28(A)	1,300	1,296
Cequel Communications Holdings I
5.125%, 12/15/21(A)	1,250	1,272
Clear Channel Worldwide Holdings
6.500%, 11/15/22	1,550	1,597
CSC Holdings
5.500%, 04/15/27(A)	1,550	1,612
5.250%, 06/01/24	575	581
DISH DBS
7.750%, 07/01/26	200	230
5.875%, 07/15/22	2,425	2,577
5.875%, 11/15/24	600	629
5.000%, 03/15/23	675	690
Gray Television
5.875%, 07/15/26(A)	1,275	1,313
5.125%, 10/15/24(A)	450	452
iHeartCommunications
9.000%, 03/01/21	1,150	816
LIN Television
5.875%, 11/15/22	650	678
Myriad International Holdings
4.850%, 07/06/27	5,955	6,172
Nexstar Broadcasting
6.125%, 02/15/22(A)	875	912
5.625%, 08/01/24(A)	1,600	1,656
SFR Group
7.375%, 05/01/26(A)	2,325	2,511
6.250%, 05/15/24(A)	575	607
6.000%, 05/15/22(A)	450	470
Sinclair Television Group
5.875%, 03/15/26(A)	1,050	1,071
5.625%, 08/01/24(A)	1,275	1,308
5.125%, 02/15/27(A)	500	486
Tribune Media
5.875%, 07/15/22	1,950	2,028
Unitymedia Hessen GmbH & KG
5.500%, 01/15/23(A)	473	488
Unitymedia KabelBW GmbH
6.125%, 01/15/25(A)	1,850	1,973
Virgin Media Finance
6.375%, 04/15/23(A)	675	705
6.000%, 10/15/24(A)	200	210
5.750%, 01/15/25(A)	500	518
Virgin Media Secured Finance
5.500%, 08/15/26(A)	400	422
5.250%, 01/15/26(A)	2,250	2,343
VTR Finance
6.875%, 01/15/24	1,335	1,417
Ziggo Bond Finance
6.000%, 01/15/27(A)	925	957
5.875%, 01/15/25(A)	275	287
Ziggo Secured Finance
5.500%, 01/15/27(A)	1,325	1,358

Total Broadcasting & Cable		82,332

Building & Construction [0.5%]
Allegion US Holding
5.750%, 10/01/21	550	566
China Shanshui Cement Group
7.500%, 03/10/20(D)	4,323	3,372
Masonite International
5.625%, 03/15/23(A)	875	916
NCI Building Systems
8.250%, 01/15/23(A)	700	751
Ply Gem Industries
6.500%, 02/01/22	650	677
Standard Industries
6.000%, 10/15/25(A)	950	1,036
5.000%, 02/15/27(A)	1,775	1,850

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 74

consolidated schedule of investments
September 30, 2017
City National Rochdale Fixed Income Opportunities Fund (continued)

Description	Face Amount (000)(1)		Value (000)
USG
5.500%, 03/01/25(A)		$400	$428
4.875%, 06/01/27(A)		850	887
Yuksel Insaat
9.500%, 11/10/15(B) (D)		11,809	2,067

Total Building & Construction			12,550

Building & Construction Supplies [0.1%]
Signode Industrial Group Lux
6.375%, 05/01/22(A)		2,675	2,775

Building-Heavy Construct [0.3%]
Andrade Gutierrez International
4.000%, 04/30/18		6,825	6,468
Odebrecht Offshore Drilling Finance
6.750%, 10/01/22(B)		7,856	2,808

Total Building-Heavy Construct			9,276

Business Services [0.3%]
Acwa Power Management And Investments One
5.950%, 12/15/39		6,145	6,346
Gartner
5.125%, 04/01/25(A)		525	554

Total Business Services			6,900

Cable & Satellite [0.1%]
United Group
4.375%, 07/01/22	EUR	1,700	2,059

Casinos & Gaming [0.1%]
CRC Escrow Issuer LLC
5.250%, 10/15/25		2,175	2,175

Chemicals [0.7%]
Alpha 3
6.250%, 02/01/25(A)		1,475	1,501
Eco Services Operations
8.500%, 11/01/22(A)		800	834
Hexion
6.625%, 04/15/20		1,900	1,701
Huntsman International
5.125%, 11/15/22		250	269
4.875%, 11/15/20		375	397
Mexichem SAB de CV
6.750%, 09/19/42		1,160	1,314
OCP
6.875%, 04/25/44		3,050	3,431
Perstorp Holding
7.625%, VAR Euribor 3 Month+7.625% 06/30/21	EUR	500	601
Platform Specialty Products
10.375%, 05/01/21(A)		325	354
6.500%, 02/01/22(A)		3,250	3,368
PQ
6.750%, 11/15/22(A)		875	947
Rock International Investment
6.625%, 03/27/20		2,500	2,400
Valvoline
5.500%, 07/15/24(A)		200	213
Versum Materials
5.500%, 09/30/24(A)		425	450

Total Chemicals			17,780

Circuit Boards [0.0%]
TTM Technologies
5.625%, 10/01/25(A)		750	759

Coal Mining [2.3%]
Alliance Resource Operating Partners
7.500%, 05/01/25(A)		1,075	1,115
DTEK Finance
10.750%, 12/31/24		34,186	34,021
Energy Resources
2.838%, cash+PIK on avg mthly TSIPPCAE Index 09/30/22		21,934	21,989
2.838%, cash+PIK on avg mthly TSIPPCAE Index 12/31/49		10,267	4,928
New World Resources
8.000%, 04/07/20(B) (D)	EUR	1,101	20
Peabody Energy
6.375%, 03/31/25(A)		950	976
6.000%, 03/31/22(A)		175	181

Total Coal Mining			63,230

Commercial Services [0.2%]
Acosta
7.750%, 10/01/22(A)		1,775	1,278
Live Nation Entertainment
4.875%, 11/01/24(A)		350	362
Nielsen Luxembourg SARL
5.000%, 02/01/25(A)		1,575	1,640

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 75

consolidated schedule of investments
September 30, 2017
City National Rochdale Fixed Income Opportunities Fund (continued)

Description	Face Amount (000)(1)		Value (000)
ServiceMaster
5.125%, 11/15/24(A)		$1,000	$1,028

Total Commercial Services			4,308

Communication & Media [0.0%]
EW Scripps
5.125%, 05/15/25(A)		250	255

Computer Graphics [0.1%]
Southern Graphics
8.375%, 10/15/20(A)		1,375	1,394

Computer Software [0.1%]
Informatica
7.125%, 07/15/23(A)		1,850	1,859
SS&C Technologies Holdings
5.875%, 07/15/23		900	950

Total Computer Software			2,809

Computer System Design & Services [0.2%]
Dell International
7.125%, 06/15/24(A)		2,050	2,265
5.875%, 06/15/21(A)		250	261
NCR
6.375%, 12/15/23		625	667
5.875%, 12/15/21		400	413
5.000%, 07/15/22		975	997
4.625%, 02/15/21		300	305
Riverbed Technology
8.875%, 03/01/23(A)		1,725	1,643

Total Computer System Design & Services			6,551

Consumer Products & Services [0.3%]
EMI Music Publishing Group North America Holdings
7.625%, 06/15/24(A)		1,375	1,530
Prestige Brands
6.375%, 03/01/24(A)		1,450	1,559
5.375%, 12/15/21(A)		1,675	1,725
Scotts Miracle-Gro
5.250%, 12/15/26		75	79
ServiceMaster
7.450%, 08/15/27		225	246
7.100%, 03/01/18		475	482
Spectrum Brands
6.125%, 12/15/24		575	616
5.750%, 07/15/25		800	852
WMG Acquisition
5.000%, 08/01/23(A)		150	155
4.875%, 11/01/24(A)		250	257

Total Consumer Products & Services			7,501

Containers & Packaging [1.0%]
ARD Finance
7.125%, cash/0% PIK 09/15/23		1,600	1,712
Ardagh Packaging Finance
7.250%, 05/15/24(A)		2,550	2,797
6.000%, 06/30/21(A)		800	822
6.000%, 02/15/25(A)		675	715
4.625%, 05/15/23(A)		350	360
Berry Global
6.000%, 10/15/22		400	425
5.500%, 05/15/22		2,075	2,166
5.125%, 07/15/23		725	758
BWAY Holding
7.250%, 04/15/25(A)		3,050	3,142
5.500%, 04/15/24(A)		1,350	1,411
Crown Americas
4.250%, 09/30/26		225	227
Flex Acquisition
6.875%, 01/15/25(A)		2,825	2,933
Guala Closures
4.750%, VAR Euribor 3 Month+4.750% 11/15/21	EUR	160	190
Multi-Color
4.875%, 11/01/25(A)		375	379
Owens-Brockway Glass Container
6.375%, 08/15/25(A)		550	622
5.375%, 01/15/25(A)		950	1,020
5.000%, 01/15/22(A)		125	132
Pactiv
7.950%, 12/15/25		200	225
Reynolds Group Issuer
7.000%, 07/15/24(A)		2,050	2,183
5.750%, 10/15/20		1,650	1,679
Sealed Air
5.500%, 09/15/25(A)		700	770
5.125%, 12/01/24(A)		850	915
4.875%, 12/01/22(A)		475	505

Total Containers & Packaging			26,088

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 76

consolidated schedule of investments
September 30, 2017
City National Rochdale Fixed Income Opportunities Fund (continued)

Description	Face Amount (000)(1)		Value (000)
Data Processing/Mgmt [0.2%]
First Data
7.000%, 12/01/23(A)		$1,425	$1,521
5.750%, 01/15/24(A)		3,050	3,191
5.375%, 08/15/23(A)		1,300	1,360

Total Data Processing/Mgmt			6,072

Decision Support Software [0.0%]
MSCI
5.750%, 08/15/25(A)		525	573
5.250%, 11/15/24(A)		275	293
4.750%, 08/01/26(A)		150	158

Total Decision Support Software			1,024

Dental Supplies and Equip [0.1%]
IDH Finance
6.280%, VAR ICE LIBOR GBP 3 Month+6.000% 08/15/22	GBP	1,500	1,884

Diagnostic Equipment [0.2%]
Ortho-Clinical Diagnostics
6.625%, 05/15/22(A)		4,400	4,312

Dialysis Centers [0.0%]
DaVita
5.750%, 08/15/22		400	410

Diamonds/Precious Stones [0.1%]
Petra Diamonds US Treasury
7.250%, 05/01/22		3,000	3,060

Disposable Medical Prod [0.1%]
Sterigenics-Nordion Holdings
6.500%, 05/15/23(A)		2,300	2,392

Distribution/Wholesale [0.1%]
American Builders & Contractors Supply
5.750%, 12/15/23(A)		200	213
5.625%, 04/15/21(A)		358	366
Avantor
9.000%, 10/01/25(A)		1,200	1,228
6.000%, 10/01/24(A)		525	538
Beacon Roofing Supply
6.375%, 10/01/23		425	453
HD Supply
5.750%, 04/15/24(A)		900	963
Performance Food Group
5.500%, 06/01/24(A)		200	206

Total Distribution/Wholesale			3,967

Diversified Minerals [0.2%]
Teck Resources
8.500%, 06/01/24(A)		725	832
6.250%, 07/15/41		100	113
6.125%, 10/01/35		1,100	1,232
6.000%, 08/15/40		350	380
VM Holding
5.375%, 05/04/27		3,305	3,478

Total Diversified Minerals			6,035

Diversified Operations [0.1%]
Colfax
3.250%, 05/15/25	EUR	280	342
Koppers
6.000%, 02/15/25(A)		975	1,048

Total Diversified Operations			1,390

Drugs [0.4%]
Endo Dac
6.000%, 07/15/23(A)		700	578
6.000%, 02/01/25(A)		2,325	1,883
Valeant Pharmaceuticals International
7.500%, 07/15/21(A)		900	898
7.250%, 07/15/22(A)		600	585
7.000%, 03/15/24(A)		525	560
6.500%, 03/15/22(A)		175	185
6.125%, 04/15/25(A)		3,075	2,694
5.875%, 05/15/23(A)		2,025	1,790
5.625%, 12/01/21(A)		700	655
5.500%, 03/01/23(A)		750	658

Total Drugs			10,486

E-Commerce/Services [0.1%]
Match Group
6.750%, 12/15/22		1,475	1,523
6.375%, 06/01/24		450	490

Total E-Commerce/Services			2,013

Electric Utilities [1.2%]
Calpine
5.875%, 01/15/24(A)		550	568
5.750%, 01/15/25		2,225	2,100

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 77

consolidated schedule of investments
September 30, 2017
City National Rochdale Fixed Income Opportunities Fund (continued)

Description	Face Amount (000)(1)	Value (000)
Capex
6.875%, 05/15/24	$3,000	$3,085
Eskom Holdings SOC
7.125%, 02/11/25	9,295	9,628
Genneia
8.750%, 01/20/22	4,174	4,562
NRG Energy
7.250%, 05/15/26	650	697
6.625%, 03/15/23	1,175	1,215
6.625%, 01/15/27	625	655
6.250%, 05/01/24	1,575	1,638
Orazul Energy Egenor S en C por A
5.625%, 04/28/27	3,100	3,035
Pampa Energia
7.500%, 01/24/27	100	109
Stoneway Capital
10.000%, 03/01/27	5,000	5,370

Total Electric Utilities		32,662

Electrical Products [0.1%]
WESCO Distribution
5.375%, 12/15/21	1,650	1,704
5.375%, 06/15/24	500	527

Total Electrical Products		2,231

Energy & Power [0.2%]
Enviva Partners
8.500%, 11/01/21	1,650	1,757
TerraForm Power Operating
6.375%, 02/01/23(A) (C)	1,775	1,846
6.125%, 06/15/25(A) (C)	700	746

Total Energy & Power		4,349

Engineering/R and D Services [0.0%]
Engility
8.875%, 09/01/24	1,075	1,180

Enterprise Software/Serv [0.4%]
BCP Singapore VI Cayman Financing
8.000%, 04/15/21	105	103
BMC Software Finance
8.125%, 07/15/21(A)	2,225	2,278
Infor Software Parent
7.125%, cash/0% PIK 05/01/21(A)	2,450	2,493
Infor US
6.500%, 05/15/22	2,925	3,033
RP Crown Parent
7.375%, 10/15/24(A)	1,850	1,894
Sophia
9.000%, 09/30/23(A)	1,600	1,658

Total Enterprise Software/Serv		11,459

Entertainment & Gaming [0.7%]
AMC Entertainment Holdings
6.125%, 05/15/27	650	642
5.875%, 11/15/26	325	320
Boyd Gaming
6.875%, 05/15/23	1,225	1,310
6.375%, 04/01/26	500	546
Chester Downs & Marina
9.250%, 02/01/20(A)	1,300	1,316
Eldorado Resorts
6.000%, 04/01/25	1,175	1,234
MGM Resorts International
7.750%, 03/15/22	1,275	1,489
6.750%, 10/01/20	250	276
6.000%, 03/15/23	600	661
4.625%, 09/01/26	250	253
Mohegan Gaming & Entertainment
7.875%, 10/15/24(A)	1,425	1,514
Penn National Gaming
5.625%, 01/15/27(A)	800	830
Pinnacle Entertainment
5.625%, 05/01/24	1,450	1,483
Regal Entertainment Group
5.750%, 02/01/25	650	658
Rivers Pittsburgh Borrower
6.125%, 08/15/21(A)	1,325	1,339
Seminole Hard Rock Entertainment
5.875%, 05/15/21(A)	2,000	2,020
Seminole Indian Tribe of Florida
7.804%, 10/01/20(A)	370	374
Station Casinos
7.500%, 03/01/21	725	752
5.000%, 10/01/25(A)	925	927
Sugarhouse HSP Gaming Prop Mezz
5.875%, 05/15/25(A)	850	835
Wynn Las Vegas
5.250%, 05/15/27(A)	525	535

Total Entertainment & Gaming		19,314

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 78

consolidated schedule of investments
September 30, 2017
City National Rochdale Fixed Income Opportunities Fund (continued)

Description	Face Amount (000)(1)		Value (000)
Export/Import Bank [0.3%]
Ukreximbank Via Biz Finance
9.750%, 01/22/25		$2,000	$2,149
9.625%, 04/27/22		6,435	6,890

Total Export/Import Bank			9,039

Financial Services [1.0%]
Ally Financial
5.750%, 11/20/25		1,975	2,141
5.125%, 09/30/24		450	487
4.750%, 09/10/18		475	486
4.625%, 03/30/25		1,025	1,075
4.125%, 03/30/20		425	438
Amigo Luxembourg
7.625%, 01/15/24	GBP	450	628
Astana-Finance JSC
0.000%, 12/22/24(E)		147	—
Cabot Financial Luxembourg II
5.875%, VAR Euribor 3 Month+5.875% 11/15/21	EUR	1,000	1,233
Dana Financing Luxembourg Sarl
6.500%, 06/01/26(A)		1,250	1,350
5.750%, 04/15/25(A)		300	316
Louvre Bidco SAS
4.250%, 09/30/24	EUR	200	238
Navient
7.250%, 09/25/23		525	570
6.750%, 06/25/25		225	234
5.875%, 10/25/24		1,800	1,827
Navient, MTN
6.125%, 03/25/24		975	1,005
5.500%, 01/25/23		175	177
Promontoria MCS SAS
5.750%, VAR Euribor 3 Month+5.750% 09/30/21	EUR	100	126
Quicken Loans
5.750%, 05/01/25(A)		2,825	2,966
Russian Standard
13.000%, cash/0% PIK 10/27/22		18,005	6,266
Tempo Acquisition
6.750%, 06/01/25(A)		1,400	1,414
Unifin Financiera SOFOM ENR
7.250%, 09/27/23		3,500	3,649

Total Financial Services			26,626

Firearms and Ammunition [0.0%]
FGI Operating
7.875%, 05/01/20(D)		1,250	813

Food, Beverage & Tobacco [2.1%]
ARAMARK
5.125%, 01/15/24		1,075	1,141
CEDC Finance International
10.000%, 12/31/22(A)		5,000	4,831
ESAL GmbH
6.250%, 02/05/23		3,250	3,150
Galapagos
4.421%, VAR Euribor 3 Month+4.750% 06/15/21	EUR	1,888	2,174
Hearthside Group Holdings
6.500%, 05/01/22(A)		1,250	1,278
JBS Investments GmbH
7.750%, 10/28/20		143	146
7.250%, 04/03/24		6,500	6,492
Lamb Weston Holdings
4.875%, 11/01/26(A)		700	735
MARB BondCo
7.000%, 03/15/24		4,795	4,723
Marfrig Holdings Europe
8.000%, 06/08/23		14,620	15,126
MHP
8.250%, 04/02/20		3,765	4,062
7.750%, 05/10/24		1,110	1,195
Minerva Luxembourg
6.500%, 09/20/26		2,800	2,829
Nova Austral
8.250%, 05/26/21(A)		8,500	8,711
Pinnacle Foods Finance
5.875%, 01/15/24		450	477

Total Food, Beverage & Tobacco			57,070

Food-Catering [0.0%]
Aramark Services
5.000%, 04/01/25(A)		750	798

Food-Flour and Grain [0.1%]
Post Holdings
6.000%, 12/15/22(A)		150	157
5.750%, 03/01/27(A)		1,000	1,030
5.500%, 03/01/25(A)		500	519
5.000%, 08/15/26(A)		2,125	2,119

Total Food-Flour and Grain			3,825

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 79

consolidated schedule of investments
September 30, 2017
City National Rochdale Fixed Income Opportunities Fund (continued)

Description	Face Amount (000)(1)		Value (000)
Food-Wholesale/Distrib [0.1%]
US Foods
5.875%, 06/15/24(A)		$1,700	$1,781

Gas-Distribution [0.1%]
AmeriGas Partners
5.875%, 08/20/26		1,075	1,118
5.750%, 05/20/27		925	946
5.625%, 05/20/24		400	421
5.500%, 05/20/25		675	694

Total Gas-Distribution			3,179

Hazardous Waste Disposal [0.0%]
Tervita Escrow
7.625%, 12/01/21(A)		1,150	1,164

Health Care [0.1%]
Envision Healthcare
5.125%, 07/01/22(A)		1,400	1,452

Home Decoration Products [0.1%]
RSI Home Products
6.500%, 03/15/23(A)		1,875	1,969

Hotels and Motels [0.0%]
Grupo Posadas
7.875%, 06/30/22		163	174
Hilton Domestic Operating
4.250%, 09/01/24		550	561
Hilton Worldwide Finance
4.625%, 04/01/25		475	489

Total Hotels and Motels			1,224

Human Resources [0.1%]
Team Health Holdings
6.375%, 02/01/25(A)		3,050	2,890

Industrial [0.3%]
Reward International Investment
7.250%, 01/25/20		7,470	7,058
Saderea, MTN
12.500%, 11/30/26		392	426

Total Industrial			7,484

Insurance [0.3%]
Ardonagh Midco 3
8.625%, 07/15/23(A)		1,375	1,447
AssuredPartners
7.000%, 08/15/25(A)		1,400	1,434
Hub Holdings
8.125%, cash/0% PIK 07/15/19(A)		1,525	1,529
HUB International
7.875%, 10/01/21(A)		2,600	2,707
USIS Merger Sub
6.875%, 05/01/25(A)		1,800	1,834

Total Insurance			8,951

Internet Connectiv Svcs [0.1%]
United Group
4.875%, 07/01/24	EUR	1,900	2,301

Internet Security [0.0%]
Symantec
5.000%, 04/15/25(A)		725	758

Investment Bank/Broker-Dealer [0.1%]
BCD Acquisition
9.625%, 09/15/23(A)		1,100	1,210
NFP
6.875%, 07/15/25(A)		1,525	1,548

Total Investment Bank/Broker-Dealer			2,758

Machinery-General Indust [0.0%]
JPW Industries Holding
9.000%, 10/01/24(A)		700	718
Zebra Technologies
7.250%, 10/15/22		552	584

Total Machinery-General Indust			1,302

Media - Non-Cable [0.0%]
Intelsat Jackson Holdings
7.250%, 10/15/20		500	481

Medical Information Sys [0.0%]
Quintiles IMS
5.000%, 10/15/26(A)		975	1,034

Medical Labs and Testing Srv [0.1%]
Eagle Holding II
7.625%, cash/0% PIK 05/15/22(A)		775	804
West Street Merger Sub
6.375%, 09/01/25(A)		1,025	1,020

Total Medical Labs and Testing Srv			1,824

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 80

consolidated schedule of investments
September 30, 2017
City National Rochdale Fixed Income Opportunities Fund (continued)

Description	Face Amount (000)(1)		Value (000)
Medical Products & Services [1.3%]
Acadia Healthcare
6.500%, 03/01/24		$2,325	$2,496
CHS
6.875%, 02/01/22		1,875	1,472
6.250%, 03/31/23		1,025	1,007
5.125%, 08/01/21		500	494
Envision Healthcare
6.250%, 12/01/24(A)		1,000	1,073
HCA
7.500%, 02/15/22		1,225	1,405
6.500%, 02/15/20		300	327
5.875%, 05/01/23		825	897
5.875%, 02/15/26		1,000	1,074
5.375%, 02/01/25		2,250	2,371
5.250%, 04/15/25		2,025	2,190
5.000%, 03/15/24		1,875	1,997
4.500%, 02/15/27		250	256
HCA Healthcare
6.250%, 02/15/21		550	595
IASIS Healthcare
8.375%, 05/15/19		1,350	1,355
LifePoint Health
5.875%, 12/01/23		325	343
LifePoint Hospitals
5.500%, 12/01/21		875	904
Mallinckrodt International Finance
5.625%, 10/15/23(A)		725	677
5.500%, 04/15/25(A)		2,500	2,256
4.750%, 04/15/23		975	831
Nidda Healthcare Holding
3.500%, 09/30/24	EUR	600	717
SP Finco
6.750%, 07/01/25(A)		1,700	1,598
Sterigenics-Nordion Topco
8.125%, cash/0% PIK 11/01/21(A)		1,750	1,785
Teleflex
5.250%, 06/15/24		450	476
4.875%, 06/01/26		675	700
Tenet Healthcare
8.125%, 04/01/22		300	305
7.500%, 01/01/22(A)		325	344
7.000%, 08/01/25(A)		350	329
6.750%, 06/15/23		2,150	2,064
5.125%, 05/01/25(A)		1,225	1,208
4.625%, 07/15/24(A)		575	570
4.500%, 04/01/21		700	714
4.375%, 10/01/21		300	304

Total Medical Products & Services			35,134

Medical-HMO [0.1%]
MPH Acquisition Holdings
7.125%, 06/01/24(A)		3,575	3,843

Medical-Outptnt/Home Med [0.0%]
Envision Healthcare
5.625%, 07/15/22		950	990

Medical-Whsle Drug Dist [0.1%]
Vizient
10.375%, 03/01/24(A)		1,600	1,838

Metal-Copper [0.4%]
First Quantum Minerals
7.500%, 04/01/25		1,000	1,023
7.250%, 04/01/23(A)		1,000	1,030
7.250%, 04/01/23		1,000	1,030
Freeport-McMoRan
5.400%, 11/14/34		2,300	2,196
3.875%, 03/15/23		1,825	1,798
Southern Copper
7.500%, 07/27/35		2,675	3,489

Total Metal-Copper			10,566

Metal-Iron [1.4%]
Koks OAO Via Koks Finance DAC
7.500%, 05/04/22		5,100	5,480
Samarco Mineracao
5.750%, 10/24/23(B)		12,900	7,805
4.125%, 11/01/22(B)		8,200	5,002
Vale Overseas
6.875%, 11/21/36		6,481	7,453
6.875%, 11/10/39		10,745	12,316

Total Metal-Iron			38,056

Metals & Mining [0.5%]
Hudbay Minerals
7.625%, 01/15/25(A)		750	812
7.250%, 01/15/23(A)		325	346
TiZir
9.500%, 07/19/22(A)		9,100	9,393

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 81

consolidated schedule of investments
September 30, 2017
City National Rochdale Fixed Income Opportunities Fund (continued)

Description	Face Amount (000)(1)	Value (000)
Vedanta Resources
8.250%, 06/07/21	$3,500	$3,920

Total Metals & Mining		14,471

Miscellaneous Business Services [0.0%]
GW Honos Security
8.750%, 05/15/25(A)	650	693

Miscellaneous Manufacturing [0.2%]
Grupo KUO De
6.250%, 12/04/22	32	33
Magnesita Finance
8.625%, 04/29/49	4,043	4,027
Sistema via Sistema International Funding
6.950%, 05/17/19	1,000	985

Total Miscellaneous Manufacturing		5,045

Office Automation and Equip [0.1%]
CDW
5.500%, 12/01/24	1,125	1,253
5.000%, 09/01/25	350	367

Total Office Automation and Equip		1,620

Oil-Field Services [0.3%]
Borets Finance
7.625%, 09/26/18	2,220	2,304
Oro Negro Drilling Pte
7.500%, 01/24/19(A)	2,677	1,526
SESI
7.750%, 09/15/24(A)	1,000	1,035
Weatherford International
9.875%, 02/15/24(A)	200	220
8.250%, 06/15/23	1,075	1,107
7.000%, 03/15/38	775	690
6.800%, 06/15/37	225	195
Western Refining Logistics
7.500%, 02/15/23	1,125	1,204

Total Oil-Field Services		8,281

Oil-US Royalty Trusts [0.1%]
Rio Oil Finance Trust, Ser 2014-3
9.750%, 01/06/27	2,724	2,847

Paper & Related Products [0.1%]
Clearwater Paper
5.375%, 02/01/25(A)	2,300	2,289

Petrochemicals [0.1%]
Braskem America Finance
7.125%, 07/22/41	2,590	2,953

Petroleum & Fuel Products [9.6%]
Andeavor
5.375%, 10/01/22	375	386
Andeavor Logistics
6.375%, 05/01/24	200	217
6.250%, 10/15/22	975	1,037
6.125%, 10/15/21	475	490
5.875%, 10/01/20	875	890
5.500%, 10/15/19	50	53
5.250%, 01/15/25	700	750
Antero Midstream Partners
5.375%, 09/15/24	1,300	1,345
Antero Resources
5.625%, 06/01/23	325	339
5.375%, 11/01/21	475	488
5.125%, 12/01/22	350	358
5.000%, 03/01/25	1,075	1,091
Ascent Resources Utica Holdings
10.000%, 04/01/22(A)	1,000	1,073
Callon Petroleum
6.125%, 10/01/24	1,155	1,195
Carrizo Oil & Gas
8.250%, 07/15/25	325	353
7.500%, 09/15/20	675	689
6.250%, 04/15/23	675	685
Cheniere Corpus Christi Holdings
7.000%, 06/30/24	750	855
5.875%, 03/31/25	1,050	1,130
5.125%, 06/30/27(A)	475	489
Cheniere Energy Partners
5.250%, 10/01/25(A)	1,850	1,892
Chesapeake Energy
8.000%, 12/15/22(A)	715	770
8.000%, 01/15/25(A)	350	354
8.000%, 06/15/27(A)	1,025	1,015
5.750%, 03/15/23	500	461
5.375%, 06/15/21	375	357
4.875%, 04/15/22	100	93
Continental Resources
4.500%, 04/15/23	900	902

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 82

consolidated schedule of investments
September 30, 2017
City National Rochdale Fixed Income Opportunities Fund (continued)

Description	Face Amount (000)(1)	Value (000)
CrownRock
7.750%, 02/15/23(A)	$225	$240
7.125%, 04/15/21(A)	350	361
CVR Refining
6.500%, 11/01/22	2,000	2,040
Dana Gas Sukuk
9.000%, 10/31/17(A)	2,120	1,672
Diamondback Energy
4.750%, 11/01/24	350	357
DNO
8.750%, 06/18/20(A)	1,400	1,400
Energy Transfer
5.500%, 04/15/23	200	206
Energy Transfer Equity
5.875%, 01/15/24	1,975	2,121
5.500%, 06/01/27	175	184
EP Energy
8.000%, 11/29/24(A)	800	808
6.375%, 06/15/23	200	123
EP PetroEcuador via Noble Sovereign Funding I
6.961%, VAR ICE LIBOR USD 3 Month+5.630% 09/24/19	28,523	28,665
Gazprom OAO Via Gaz Capital, MTN
8.625%, 04/28/34	9,150	12,438
Genel Energy Finance
7.500%, 05/14/19(A)	1,400	1,344
General Exploration Partners
11.500%, cash/0% PIK 11/13/18(A)	10,796	10,256
Georgian Oil and Gas JSC
6.750%, 04/26/21	600	637
Gulfport Energy
6.625%, 05/01/23	550	557
6.375%, 05/15/25	675	683
6.000%, 10/15/24	300	302
Holly Energy Partners
6.000%, 08/01/24(A)	1,625	1,704
Laredo Petroleum
7.375%, 05/01/22	775	802
6.250%, 03/15/23	200	206
5.625%, 01/15/22	375	378
Latina Offshore
8.875%, 07/03/18(A)	3,000	2,310
NGPL PipeCo
4.875%, 08/15/27(A)	100	105
4.375%, 08/15/22(A)	50	52
Nostrum Oil & Gas Finance
8.000%, 07/25/22	5,050	5,274
NuStar Logistics
5.625%, 04/28/27	1,200	1,266
Oasis Petroleum
6.875%, 03/15/22	650	661
6.875%, 01/15/23	175	178
6.500%, 11/01/21	450	459
Odebrecht Drilling Norbe VIII
6.350%, 06/30/21(B)	10,879	7,044
Offshore Drilling Holding
8.375%, 09/20/20	10,550	4,326
Oilflow SPV 1 DAC
12.000%, 01/13/22	2,950	3,095
12.000%, 01/13/22(A)	9,245	9,700
Parsley Energy
6.250%, 06/01/24(A)	150	158
5.375%, 01/15/25(A)	275	281
5.250%, 08/15/25(A)	275	279
PDC Energy
7.750%, 10/15/22	175	182
6.125%, 09/15/24	450	470
Petroamazonas EP
4.625%, 02/16/20	7,000	6,703
Petrobras Global Finance
8.750%, 05/23/26	4,740	5,696
8.375%, 12/10/18	3,000	3,197
7.875%, 03/15/19	140	150
6.875%, 01/20/40	23,055	23,343
6.850%, 06/05/15(L)	5,783	5,537
6.125%, 01/17/22	3,500	3,763
Petroleos de Venezuela
9.750%, 05/17/35	11,459	3,925
8.500%, 11/02/17	435	409
8.500%, 10/27/20	32,710	27,231
Precision Drilling
7.750%, 12/15/23	625	638
6.500%, 12/15/21	225	228
Puma International Financing
6.750%, 02/01/21	7,050	7,262
QEP Resources
6.875%, 03/01/21	400	421
5.250%, 05/01/23	550	535
QGOG Atlantic
5.250%, 07/30/18	1,615	1,591
QGOG Constellation
9.500%, 11/09/24	20,670	15,916
Range Resources
5.000%, 03/15/23(A)	475	471
4.875%, 05/15/25	772	760
Rice Energy
6.250%, 05/01/22	900	941

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 83

consolidated schedule of investments
September 30, 2017
City National Rochdale Fixed Income Opportunities Fund (continued)

Description	Face Amount (000)(1)	Value (000)
RSP Permian
6.625%, 10/01/22	$625	$656
5.250%, 01/15/25(A)	425	431
Seven Energy Finance
10.250%, cash/0% PIK 10/11/21(B) (D)	11,685	3,973
SM Energy
6.750%, 09/15/26	300	300
6.500%, 01/01/23	400	403
5.625%, 06/01/25	250	238
5.000%, 01/15/24	175	165
Southwestern Energy
7.750%, 10/01/27	1,025	1,063
7.500%, 04/01/26	175	182
4.100%, 03/15/22	850	817
Summit Midstream Holdings
5.750%, 04/15/25	1,275	1,294
5.500%, 08/15/22	1,600	1,608
Targa Resources Partners
5.375%, 02/01/27	1,075	1,119
5.250%, 05/01/23	500	510
5.125%, 02/01/25	475	489
Tupras Turkiye Petrol Rafinerileri
4.125%, 05/02/18	3,000	3,018
Ultra Resources
7.125%, 04/15/25(A)	750	758
6.875%, 04/15/22(A)	225	230
Whiting Petroleum
6.250%, 04/01/23	1,025	1,008
Williams
4.550%, 06/24/24	900	932
Williams Partners
4.875%, 03/15/24	450	471
WPX Energy
8.250%, 08/01/23	275	308
7.500%, 08/01/20	51	55
6.000%, 01/15/22	300	310
5.250%, 09/15/24	625	627
YPF
8.500%, 07/28/25	3,950	4,552
6.950%, 07/21/27	4,000	4,250
Zhaikmunai LLP
7.125%, 11/13/19	1,390	1,413
6.375%, 02/14/19	1,550	1,558

Total Petroleum & Fuel Products		264,536

Phys Practice Mgmnt [0.0%]
MEDNAX
5.250%, 12/01/23(A)	200	210

Platinum [0.2%]
Stillwater Mining
7.125%, 06/27/25	4,000	4,120
6.125%, 06/27/22	1,500	1,523

Total Platinum		5,643

Precious Metals [0.0%]
Coeur Mining
5.875%, 06/01/24	925	925

Printing & Publishing [0.1%]
Multi-Color
6.125%, 12/01/22(A)	1,550	1,626
Nielsen Finance
5.000%, 04/15/22(A)	1,700	1,761

Total Printing & Publishing		3,387

Publishing-Newspapers [0.1%]
TEGNA
6.375%, 10/15/23	1,125	1,196
5.500%, 09/15/24(A)	300	316

Total Publishing-Newspapers		1,512

Quarrying [0.0%]
Compass Minerals International
4.875%, 07/15/24(A)	1,200	1,179

Radio [0.3%]
CBS Radio
7.250%, 11/01/24(A)	650	694
Sirius XM Radio
6.000%, 07/15/24(A)	975	1,049
5.375%, 04/15/25(A)	1,400	1,477
5.375%, 07/15/26(A)	575	605
5.000%, 08/01/27(A)	75	77
4.625%, 05/15/23(A)	1,250	1,284
Urban One
9.250%, 02/15/20(A)	900	853
7.375%, 04/15/22(A)	1,150	1,150

Total Radio		7,189

Real Estate Investment Trusts [0.1%]
GLP Capital
5.375%, 04/15/26	400	436
Iron Mountain
5.750%, 08/15/24	475	490

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 84

consolidated schedule of investments
September 30, 2017
City National Rochdale Fixed Income Opportunities Fund (continued)

Description	Face Amount (000)(1)		Value (000)
Lamar Media
5.875%, 02/01/22		$525	$541
5.750%, 02/01/26		100	108
5.375%, 01/15/24		450	474
MGM Growth Properties Operating Partnership
5.625%, 05/01/24		425	461
RHP Hotel Properties
5.000%, 04/15/23		150	155

Total Real Estate Investment Trusts			2,665

Real Estate Oper/Develop [1.0%]
APL Realty Holdings Pte
5.950%, 06/02/24		3,000	2,993
BR Properties
9.000%, 10/29/49		1,000	1,015
Central China Real Estate
8.750%, 01/23/21		1,280	1,375
China Evergrande Group
7.500%, 06/28/23		5,115	5,080
China SCE Property Holdings
10.000%, 07/02/20		1,000	1,088
Ezdan Sukuk
4.375%, 05/18/21		2,850	2,703
Global Prime Capital Pte
5.500%, 10/18/23		5,000	5,041
Kaisa Group Holdings
8.500%, 06/30/22		3,445	3,458
Sunac China Holdings
7.950%, 08/08/22		5,800	5,791

Total Real Estate Oper/Develop			28,544

Regional Authority [0.0%]
Rio Oil Finance Trust, Ser 2014-1
9.250%, 07/06/24		181	188

Research and Development [0.1%]
Jaguar Holding II
6.375%, 08/01/23(A)		3,575	3,740

Resorts/Theme Parks [0.1%]
Cedar Fair
5.375%, 04/15/27(A)		400	420
Six Flags Entertainment
5.500%, 04/15/27(A)		2,450	2,511
4.875%, 07/31/24(A)		550	560

Total Resorts/Theme Parks			3,491

Retail [0.9%]
1011778 BC ULC
6.000%, 04/01/22(A)		1,114	1,149
5.000%, 10/15/25(A)		2,100	2,126
4.250%, 05/15/24(A)		525	527
Albertsons
6.625%, 06/15/24		900	840
5.750%, 03/15/25		1,600	1,408
Ferrellgas
6.750%, 01/15/22		1,175	1,140
6.750%, 06/15/23		1,100	1,061
6.500%, 05/01/21		675	655
Hillman Group
6.375%, 07/15/22(A)		1,950	1,940
Iceland Bondco
4.545%, VAR ICE LIBOR GBP 3 Month+4.250% 07/15/20	GBP	247	330
KFC Holding
5.250%, 06/01/26(A)		625	662
5.000%, 06/01/24(A)		325	342
4.750%, 06/01/27(A)		625	644
Michaels Stores
5.875%, 12/15/20(A)		1,500	1,534
New Look Secured Issuer
4.500%, VAR Euribor 3 Month+4.500% 07/01/22	EUR	2,000	1,525
Party City Holdings
6.125%, 08/15/23(A)		1,650	1,716
PetSmart
8.875%, 06/01/25(A)		675	537
7.125%, 03/15/23(A)		2,550	1,988
Rite Aid
6.125%, 04/01/23(A)		1,050	1,020
Sally Holdings
5.625%, 12/01/25		1,050	1,076
Suburban Propane Partners
5.875%, 03/01/27		450	445

Total Retail			22,665

Rubber & Plastic [0.1%]
Goodyear Tire & Rubber
5.125%, 11/15/23		250	261
5.000%, 05/31/26		675	704
4.875%, 03/15/27		575	592

Total Rubber & Plastic			1,557

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 85

consolidated schedule of investments
September 30, 2017
City National Rochdale Fixed Income Opportunities Fund (continued)

Description	Face Amount (000)(1)		Value (000)
Rubber/Plastic Products [0.1%]
Gates Global
6.000%, 07/15/22(A)		$2,625	$2,697

Security Brokers & Dealers [2.2%]
Bank of America
2.313%, VAR ICE LIBOR USD 3 Month+1.000% 04/24/23		10,000	10,086
Goldman Sachs Group, MTN
2.415%, VAR ICE LIBOR USD 3 Month+1.100% 11/15/18		20,000	20,185
JPMorgan Chase
2.214%, VAR ICE LIBOR USD 3 Month+0.900% 04/25/23		10,000	10,071
Morgan Stanley
2.109%, VAR ICE LIBOR USD 3 Month+0.800% 02/14/20		10,000	10,051
UBS Group Funding Switzerland
2.841%, VAR ICE LIBOR USD 3 Month+1.530% 02/01/22(A)		10,000	10,306

Total Security Brokers & Dealers			60,699

Semi-Conductors [0.2%]
Entegris
6.000%, 04/01/22(A)		1,300	1,359
Micron Technology
5.250%, 08/01/23(A)		275	287
5.250%, 01/15/24(A)		175	184
Sensata Technologies
5.000%, 10/01/25(A)		300	316
Sensata Technologies UK Financing
6.250%, 02/15/26(A)		225	246
Tunghsu Venus Holdings
7.000%, 06/12/20		3,635	3,453

Total Semi-Conductors			5,845

Software & Services [0.1%]
Rackspace Hosting
8.625%, 11/15/24(A)		2,250	2,401

Steel & Steel Works [0.5%]
ArcelorMittal
6.125%, 06/01/25		250	287
CSN Resources
6.500%, 07/21/20		2,000	1,760
Ferrexpo Finance
10.375%, 04/07/19		2,588	2,749
Metinvest
9.373%, cash/0% PIK 12/31/21		7,265	7,353
Steel Dynamics
5.500%, 10/01/24		900	963
5.250%, 04/15/23		125	130
5.125%, 10/01/21		225	232
5.000%, 12/15/26		225	240

Total Steel & Steel Works			13,714

Telecommunication Equip [0.5%]
CommScope
5.500%, 06/15/24(A)		300	314
CommScope Technologies
6.000%, 06/15/25(A)		950	1,016
5.000%, 03/15/27(A)		125	125
HTA Group
9.125%, 03/08/22		10,925	11,487

Total Telecommunication Equip			12,942

Telephones & Telecommunications [4.8%]
Altice
7.750%, 05/15/22(A)		850	902
7.625%, 02/15/25(A)		1,500	1,618
Altice US Finance I
5.375%, 07/15/23(A)		575	608
AT&T
2.254%, VAR ICE LIBOR USD 3 Month+0.950% 07/15/21		10,000	10,126
Banglalink Digital Communications
8.625%, 05/06/19		1,200	1,252
Bulgarian Telecommunications EAD, MTN
6.625%, 11/15/18	EUR	1,358	1,615
Cequel Communications Holdings I
7.750%, 07/15/25(A)		1,000	1,105
Comcel Trust
6.875%, 02/06/24		2,975	3,170
CSC Holdings
10.875%, 10/15/25(A)		375	464
10.125%, 01/15/23(A)		825	952
6.625%, 10/15/25(A)		625	684

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 86

consolidated schedule of investments
September 30, 2017
City National Rochdale Fixed Income Opportunities Fund (continued)

Description	Face Amount (000)(1)		Value (000)
Digicel
6.000%, 04/15/21		$24,415	23,833
Digicel Group
8.250%, 09/30/20		22,880	22,437
8.250%, 09/30/20(A)		1,075	1,050
7.125%, 04/01/22		14,055	12,732
GTH Finance
7.250%, 04/26/23		9,655	10,953
Intelsat Jackson Holdings
9.750%, 07/15/25(A)		525	530
8.000%, 02/15/24(A)		875	941
7.500%, 04/01/21		1,475	1,398
5.500%, 08/01/23		1,625	1,377
Liquid Telecommunications Financing
8.500%, 07/13/22		7,000	7,373
Matterhorn Telecom, MTN
3.250%, VAR Euribor 3 Month+3.250% 02/01/23	EUR	905	1,070
Mauritius Investment
5.373%, 02/13/22		14	15
Sable International Finance
6.875%, 08/01/22		10,525	11,367
Sixsigma Networks Mexico
8.250%, 11/07/21		63	65
Sprint
7.875%, 09/15/23		3,300	3,828
7.625%, 02/15/25		600	688
7.125%, 06/15/24		500	562
Sprint Capital
6.875%, 11/15/28		1,800	2,016
Sprint Communications
6.000%, 11/15/22		1,700	1,820
T-Mobile USA
6.836%, 04/28/23		1,500	1,584
6.625%, 04/01/23		1,450	1,526
6.500%, 01/15/24		700	746
6.500%, 01/15/26		400	442
6.375%, 03/01/25		575	619
6.125%, 01/15/22		275	286
6.000%, 04/15/24		550	584

Total Telephones & Telecommunications			132,338

Textile-Home Furnishings [0.0%]
Springs Industries
6.250%, 06/01/21		627	647

Textile-Products [0.3%]
Golden Legacy Pte. Ltd.
8.250%, 06/07/21		4,655	5,084
6.875%, 03/27/24		2,000	2,033
Grupo Kaltex
8.875%, 04/11/22		140	131

Total Textile-Products			7,248

Transactional Software [0.1%]
Solera
10.500%, 03/01/24(A)		2,250	2,562

Transportation & Logistics [0.1%]
DP World, MTN
6.850%, 07/02/37		2,860	3,530

Transportation Services [0.9%]
Air Medical Group Holdings
6.375%, 05/15/23(A)		1,800	1,732
Alfa
6.875%, 03/25/44		3,055	3,460
Brunswick Rail Finance
6.500%, 11/01/17		2,450	2,074
Far East Capital
8.750%, 05/02/20(B)		5,200	4,108
8.000%, 05/02/18(B)		5,500	4,346
Global Liman Isletmeleri
8.125%, 11/14/21		5,250	5,436
Nielsen Luxembourg SaRL
5.500%, 10/01/21(A)		250	257
Sabre GLBL
5.375%, 04/15/23(A)		900	933
Ukraine Railways via Shortline
9.875%, 09/15/21		3,000	3,171

Total Transportation Services			25,517

Transport-Equip and Leasng [0.1%]
Park Aerospace Holdings
5.500%, 02/15/24(A)		2,925	3,071
5.250%, 08/15/22(A)		250	260
4.500%, 03/15/23(A)		250	250

Total Transport-Equip and Leasng			3,581

Utility [0.1%]
Suburban Propane Partners
5.750%, 03/01/25		850	841
5.500%, 06/01/24		1,550	1,558

Total Utility			2,399

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 87

consolidated schedule of investments
September 30, 2017
City National Rochdale Fixed Income Opportunities Fund (continued)

Description	Face Amount (000)(1)		Value (000)
Waste Disposal [0.0%]
Wrangler Buyer
6.000%, 10/01/25(A)		$125	$127

Water Treatment Systems [0.0%]
CD&R Waterworks Merger Sub
6.125%, 08/15/25(A)		550	564

Web Hosting/Design [0.0%]
VeriSign
5.250%, 04/01/25		525	567
4.750%, 07/15/27		250	257

Total Web Hosting/Design			824

Total Corporate Bonds
(Cost $1,396,232)			1,436,540

Loan Participations [29.2%]
Aerospace [0.6%]
Aerojet Rocketdyne Holdings, Term Loan
3.235%, 06/17/21		750	743
Air Canada, Term Loan B (2017)
3.568%, 10/06/23		1,260	1,265
American Airlines, Class B Term Loan
3.734%, 12/14/23		305	305
American Airlines, Term Loan B
3.735%, 04/28/23(F)		635	637
American Airlines, Term Loan B (2017)
4.813%, 10/10/21		495	495
Dae Aviation Holdings, Term Loan
0.000%, 07/07/22(F) (G)		1,175	1,183
Dae Aviation Holdings, Term Loan B
4.985%, 07/07/22		1,236	1,245
Engility, Term Loan B-1
3.985%, 08/12/20		1,206	1,213
Engility, Term Loan B-2
6.500%, 08/14/23(G)		1,395	1,410
Sequa, Term Loan B
6.814%, 10/26/21(G)		783	788
Sequa, Term Loan, 2nd Lien
10.314%, 04/26/22(G)		185	189
TransDigm, Term Loan D
4.333%, 06/04/21(G)		1,962	1,966
TransDigm, Term Loan F
4.235%, 06/09/23(G)		2,275	2,281
TransDigm, Term Loan G
4.235%, 08/16/24		753	754
WP CPP Holdings, Term Loan B-3
4.811%, 12/28/19		834	812

Total Aerospace			15,286

Automotive [0.6%]
Apcoa, Term Loan, 1st Lien
4.250%, 03/08/24		2,000	2,387
Car Trawler, Term Loan
3.750%, 04/30/21	EUR	2,723	3,187
Cooper, Term Loan
3.500%, 01/30/23	EUR	1,000	1,190
Oasis Holdings, Term Loan
2.500%, 11/19/20(F)		10,386	8,828

Total Automotive			15,592

Broadcasting [0.4%]
CBS Radio, Term Loan B
4.737%, 10/17/23		588	592
CBS Radio, Term Loan B (2017)
2.750%, 03/02/24(F)		750	751
Cumulus Media, Term Loan B
4.490%, 12/23/20(G)		466	388
Entercom Radio LLC, Term Loan B
4.737%, 11/01/23		458	459
IHeart Communications, Term Loan E
8.833%, 07/30/19		2,143	1,651
Mission / Nexstar Broadcasting, Term Loan B2 - Mission
3.732%, 01/17/24(G)		53	53
Mission / Nexstar Broadcasting, Term Loan B2 - Nexstar
3.737%, 01/17/24(G)		417	418
Quincy Newspapers, Term Loan B
4.490%, 11/02/22		416	417
TFM Group, Term Loan
3.500%, 10/16/23	EUR	1,000	1,189
Tribune Media, Term Loan B
4.235%, 12/27/20		100	100
Tribune Media, Term Loan C
4.235%, 01/27/24(G)		1,249	1,250

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 88

consolidated schedule of investments
September 30, 2017
City National Rochdale Fixed Income Opportunities Fund (continued)

Description	Face Amount (000)(1)		Value (000)
Univision Comm (fka Umbrella), 2017 Replacement Term Loan
3.985%, 03/15/24(G)		$4,424	$4,382

Total Broadcasting			11,650

Broadcasting & Cable [0.1%]
Virgin Media, Term Loan J, 1st Lien
3.752%, 01/30/26	GBP	1,500	2,016

Cable/Wireless Video [1.8%]
Altice Financing, New Refi Term Loan
3.485%, 07/28/25		2,677	2,663
Altice Financing, Term Loan B (2017)
4.054%, 06/22/25		1,167	1,168
Atlantic Broadband, Term Loan
2.375%, 08/11/24		1,300	1,291
Cable & Wireless Communications PLC (Sable), Term Loan B-3
4.735%, 01/31/25(G)		3,415	3,377
Cable One, Term Loan B
3.570%, 04/12/24		224	226
Charter Comm Operating, LLC, Term Loan E-1
3.240%, 07/01/20		1,733	1,739
Charter Comm Operating, LLC, Term Loan H-1
3.240%, 01/15/22(G)		1,873	1,877
Charter Comm Operating, LLC, Term Loan I-1
3.490%, 01/15/24(G)		2,121	2,129
CSC Holdings, Term Loan B (2017)
3.484%, 07/15/25(G)		1,471	1,462
Intelsat Jackson Holdings, Term Loan B2
4.071%, 06/30/19(G)		3,220	3,208
Liberty Cablevision of Puerto Rico, Term Loan, 1st Lien
4.804%, 01/07/22		2,610	2,427
Liberty Cablevision of Puerto Rico, Term Loan, 2nd Lien - 2014
8.054%, 07/07/23		112	110
M7 Group, Term Loan
4.250%, 06/17/21		899	1,069
MCC Iowa (Broadband), Term Loan H
3.700%, 01/29/21		1,250	1,258
Mediacom LLC, Term Loan K
3.450%, 02/19/24		1,134	1,135
Quebecor Media, Term Loan B
3.565%, 08/17/20		2,089	2,094
Radiate Hold, Term Loan B
4.235%, 02/01/24(G)		1,129	1,113
Tele Columbus, Term Loan
3.250%, 10/15/24	EUR	2,000	2,376
Telenet Financing, Term Loan AI
3.984%, 06/30/25(G)		470	471
Unitymedia, Term Loan B (2017)
3.487%, 09/08/25(F)		1,765	1,759
UPC Financing, Term Loan AP
3.984%, 04/15/25(G)		2,210	2,216
WideOpenWest Finance LLC, Term Loan B (2017)
4.484%, 08/18/23(G)		2,590	2,584
Ziggo, Term Loan E
3.734%, 04/15/25(G)		7,800	7,793
3.000%, 04/15/25	EUR	3,000	3,565

Total Cable/Wireless Video			49,110

Chemicals [1.7%]
Albaugh, LLC, Initial Term Loan
6.235%, 05/31/21		401	404
Allnex, Term Loan B-1
3.250%, 06/02/23	EUR	1,485	1,759
Alpha 3, Term Loan B-1
4.333%, 01/31/24(G)		379	380
Ashland, Term Loan B
3.319%, 05/25/24		145	145
ASP Chromaflo Intermediate Holdings, Term Loan B-1
5.235%, 11/20/23(G)		731	734
ASP Chromaflo Intermediate Holdings, Term Loan B-2
5.239%, 11/20/23(G)		951	955
Axalta Coating Systems US Holdings, Term Loan B (2017)
3.333%, 06/30/24		658	661
Colouroz Investment 2, LLC, Initial Term B-2 Loan, 1st Lien
4.057%, 09/07/21		2,497	2,428

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 89

consolidated schedule of investments
September 30, 2017
City National Rochdale Fixed Income Opportunities Fund (continued)

Description	Face Amount (000)(1)		Value (000)
Constantia Flexibles, 1st Lien
4.296%, 04/30/22(G)		$629	$626
Constantia Flexibles, Initial Term Loan
4.296%, 04/30/22(G)		123	122
Emerald Performance Materials, LLC, Initial Term Loan, 1st Lien
4.735%, 07/30/21(G)		118	119
Emerald Performance Materials, LLC, Term Loan, 2nd Lien
8.985%, 08/01/22		1,945	1,940
Ferro, Term Loan B
3.735%, 02/13/24(G)		786	789
Flint Group SA, Term Loan C
4.057%, 09/03/21		413	401
Gemini HDPE LLC, Term Loan B
4.172%, 08/06/21		1,640	1,648
Ineos Group Holdings PLC, Term Loan B (2024)
3.985%, 02/10/24(G)		1,896	1,908
Ineos Group Holdings PLC, Term Loan B 2022
3.985%, 03/31/22(G)		5,473	5,509
Ineos Group, Term Loan
3.250%, 03/31/22		1,950	2,316
Ineos Styrolution Group GmbH, Term Loan B (2017)
4.083%, 03/30/24		1,236	1,247
Kraton Polymers, Term Loan B (2017)
4.235%, 01/06/22(G)		163	165
MacDermid (Platform), Term Loan B-5
4.735%, 06/07/20		450	452
MacDermid (Platform), Term Loan B-6
4.239%, 06/07/23		573	576
MacDermid (Platform), Term Loan B-7
2.500%, 06/07/20		460	461
MacDermid, Term Loan C, 1st Lien
0.000%, 06/07/20	EUR	2,241	2,661
Minerals Technologies, Fixed Term Loan B-2
4.750%, 05/07/21		3,495	3,539
Minerals Technologies, Term Loan B (2017)
3.490%, 02/14/24		2,245	2,256
NEP, Term Loan, 1st Lien
3.750%, 01/04/24		1,489	1,773
New Arclin US Holdings, Term Loan B
5.583%, 02/10/24		219	221
Oxea, Term Loan B
0.000%, 10/12/24	EUR	540	541
Oxea, Term Loan, 1st Lien
0.000%, 09/27/24	EUR	1,500	1,773
Parex Group, Term Loan B, 1st Lien
3.500%, 03/07/24	EUR	1,500	1,780
Perstorp, Term Loan
0.297%, 12/27/21	EUR	1,098	1,337
Platform Specialty Products, 1st Lien
4.250%, 06/07/20		230	272
Royal Adhesives and Sealants LLC, Term Loan B
4.583%, 06/20/22(G)		622	623
Royal Adhesives and Sealants LLC, Term Loan, 2nd Lien
8.833%, 06/19/23(G)		552	550
Sapec, Term Loan B, 1st Lien
4.750%, 12/15/23(D)	EUR	2,500	2,940
Trinseo Materials Operating S.C.A (fka Styron), Term Loan B (2017)
3.735%, 08/17/24(F) (G)		785	789
Tronox, Blocked Dollar Term Loan
3.000%, 09/22/24(G)		153	153
Tronox, Initial Dollar Term Loan
3.000%, 09/22/24(G)		352	354
Univar, Term Loan B2
3.985%, 07/01/22(G)		238	239
Venator, Term Loan B
4.312%, 06/29/24(F)		510	512

Total Chemicals			48,058

Consumer Durables [0.1%]
American Bath Group, Replacement Term Loan
6.583%, 09/30/23		1,200	1,202
WKI Holdings, Term Loan B (2017)
5.311%, 05/01/24		444	444

Total Consumer Durables			1,646

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 90

consolidated schedule of investments
September 30, 2017
City National Rochdale Fixed Income Opportunities Fund (continued)

Description	Face Amount (000)(1)		Value (000)
Consumer Non-Durables [0.3%]
Coty, Term Loan B (Galleria)
4.250%, 09/29/23(G)		$525	$523
Eastman Kodak, Exit Term Loan
7.507%, 09/03/19(G)		820	807
NBTY (Nature’s Bounty), Term Loan
4.738%, 09/11/24		395	390
Parfums Holdings, Term Loan B
6.083%, 06/29/24(F)		324	327
PHS Group Limited, Term Loan
6.250%, 11/15/21	GBP	1,697	2,293
Prestige Brands, Term Loan B-4
3.985%, 01/20/24(G)		850	853
Varsity Brands (Hercules Achievement), Term Loan B
4.732%, 12/10/21(G)		1,961	1,974

Total Consumer Non-Durables			7,167

Containers & Packaging [0.1%]
Faerch, Term Loan B, 1st Lien
0.000%, 07/24/24		2,500	2,955

Diversified Media [1.1%]
ALM Media, LLC, Term Loan B
5.833%, 07/31/20(D)		204	184
Audiotonix Term Loan, 1st Lien
5.924%, 03/22/24		1,223	1,217
Creative Artist Agency LLC, Term Loan B (2024)
4.734%, 02/13/24		1,060	1,063
Deluxe Entertainment Services Group, Term Loan
6.811%, 02/28/20		1,942	1,949
DHX Media, Term Loan B
4.985%, 12/29/23(F)		509	507
Donnelley Financial Solutions, Term Loan B
4.480%, 09/29/23		254	255
Formula One (Alpha Topco), Term Loan B
4.235%, 02/24/24(G)		840	845
Harland Clarke Holdings, Term Loan B-5
7.333%, 12/31/21		2,550	2,563
Harland Clarke Holdings, Term Loan B-6
6.833%, 02/09/22(G)		9,955	9,999
Learfield Communications, Term Loan
4.490%, 12/01/23(G)		248	249
Lions Gate Entertainment, Term Loan B
4.235%, 12/08/23		1,450	1,461
McGraw-Hill Global Education Holdings LLC, Term Loan - 2022
5.235%, 05/04/22(G)		522	512
MediArena Acquisition (Endemol), Term Loan, 1st Lien
7.049%, 08/13/21		1,446	1,392
Merrill Communications LLC, Term Loan - 2022
6.561%, 06/01/22		1,139	1,144
Micro Holdings (Internet Brands), Term Loan (2017)
4.820%, 08/16/24		1,148	1,141
Micro Holdings (Internet Brands), Term Loan, 2nd Lien
8.820%, 08/16/25		145	144
Nielsen Finance LLC, Term Loan B-4
6.976%, 10/04/23		594	594
Rovi Solutions, Term Loan B
3.740%, 07/02/21		559	560
WME IMG Holdings LLC, Initial Term Loan
4.490%, 05/06/21(G)		2,707	2,721
WME IMG Holdings LLC, Term Loan, 2nd Lien
8.490%, 05/06/22		2,427	2,451

Total Diversified Media			30,951

Energy [1.4%]
Alon USA, MLP Term Loan
9.250%, 11/26/18		537	539
Azure Midstream Holdings LLC, Term Loan B
7.735%, 11/15/18		1,377	1,265
BCP Renaissance Parent LLC, Term Loan B
0.000%, 10/30/24(G)		430	434
Biogroup, Term Loan
3.500%, 06/14/24	EUR	767	907
Biogroup, Term Loan B, 1st Lien
3.500%, 06/14/24	EUR	233	277
California Resources, Term Loan
11.609%, 12/31/21(G)		790	841

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 91

consolidated schedule of investments
September 30, 2017
City National Rochdale Fixed Income Opportunities Fund (continued)

Description	Face Amount (000)(1)		Value (000)
Chesapeake Energy, Term Loan
8.814%, 08/23/21(G)		$2,930	$3,154
Chief Exploration & Development LLC, Term Loan, 2nd Lien
7.959%, 05/16/21(G)		1,315	1,284
CITGO Petroleum, Term Loan B 2015
9.647%, 05/12/18		3,724	3,752
Crestwood, Term Loan B-1
9.234%, 06/19/19(F)		1,242	1,235
Eagleclaw, Term Loan B
5.447%, 06/22/24(G)		1,127	1,135
EMG Utica, Term Loan
5.197%, 03/27/20		1,847	1,858
Energy Transfer Equity LP, Term Loan B (2017)
4.726%, 01/31/24(G)		6,605	6,634
Euro Garages, Term Loan
6.311%, 01/31/23	GBP	2,000	2,696
Frac Tech International, Term Loan B - 2014
5.985%, 04/16/21(G)		2,351	2,194
Gavilan Resources, Term Loan, 2nd Lien
7.726%, 02/24/24(G)		1,370	1,322
Hi-Crush Partners, Term Loan B
5.083%, 04/28/21		840	822
KCA Deutag, Term Loan
7.065%, 05/15/20(G)		1,268	1,221
Motor Fuel Group, Term Loan
4.871%, 07/18/22	GBP	2,000	2,714
New World Resources, Term Loan
0.000%, 10/07/17(D)		233	—
Paradigm, Term Loan C
4.840%, 07/30/19		136	101
Philadelphia Energy Solutions, Term Loan
6.333%, 04/04/18(G)		285	230
Sheridan Production Partners, Term Loan II-A
4.820%, 12/16/20(D)		76	64
Sheridan Production Partners, Term Loan II-M
4.820%, 12/16/20(D)		28	24
Sheridan Production Partners, Term Loan II-SIP
4.820%, 12/16/20(D)		544	459
Techem, Tem Loan B, 1st Lien
0.000%, 07/26/24(F)	EUR	1,500	1,781
Traverse Midstream, Term Loan B
0.000%, 09/21/24(F) (G)		755	764
Ultra Resources, Term Loan B
4.309%, 04/12/24		720	718

Total Energy			38,425

Financial [2.7%]
Accelya, International Term Loan, 1st Lien
5.687%, 03/29/24		2,000	1,990
Altisource, Term Loan B
4.739%, 12/09/20(G)		707	655
Aretec Group, Exit Term Loan
8.000%, 11/23/20		814	814
Aretec Group, Term Loan, 2nd Lien
2.000%, 05/23/21		1,677	1,669
Aruba Investments, Term Loan, 1st Lien
4.250%, 02/02/22	EUR	978	1,158
Asurion, LLC (fka Asurion), Replacement B-4 Term Loan (2017)
3.985%, 08/04/22(G)		2,561	2,567
Asurion, LLC (fka Asurion), Replacement B-5 Term Loan
4.235%, 11/03/23(G)		3,985	4,002
Asurion, LLC (fka Asurion), Term Loan, 2nd Lien (2017)
7.235%, 08/04/25(G)		5,185	5,299
Avolon, Term Loan B-1
3.486%, 09/16/20		234	235
Avolon, Term Loan B-2
3.986%, 03/20/22(G)		1,576	1,579
Dubai World, Term Loan
3.000%, 09/30/18		14,490	13,209
4.750%, 09/30/18		17,616	16,075
EVO Payments International, Term Loan B
6.240%, 12/08/23		652	659
Fortress Investment, Term Loan B
2.750%, 06/09/22(G)		1,140	1,151
Freedom Mortgage, Term Loan B
6.956%, 02/17/22(F)		995	1,011
Infinitas, Term Loan
3.750%, 05/03/24	EUR	2,000	2,346
iStar Financial, Term Loan B
4.237%, 10/01/21(G)		2,725	2,735

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 92

consolidated schedule of investments
September 30, 2017
City National Rochdale Fixed Income Opportunities Fund (continued)

Description	Face Amount (000)(1)		Value (000)
Jane Street Group, LLC, Term Loan B
5.735%, 08/25/22		$360	$363
Jefferies Finance LLC, Term Loan B
4.313%, 08/03/24(G)		275	275
LPL Holdings, Term Loan B (2017)
3.576%, 03/11/24		250	249
Mortgage Contracting Services, Term Loan AP
6.056%, 05/12/24		589	594
Ocwen Financial, Term Loan
6.231%, 12/07/20		1,308	1,304
Optimal Payments Ltd., Term Loan
3.750%, 01/22/21	EUR	2,000	2,364
Russell Investments, Term Loan B
5.485%, 06/01/23		848	859
Tackle, Term Loan B, 1st Lien
3.500%, 08/08/22	EUR	2,000	2,349
Tempo Acquisition LLC, Term Loan B
4.235%, 05/12/24(G)		1,776	1,776
USI Holdings, Term Loan B
4.314%, 05/16/24(G)		505	503
Victory Capital Management, Term Loan B (2017)
6.583%, 10/29/21		699	711
Virtu Financial LLC (aka VFH), Term Loan
5.061%, 12/30/21		921	930
Vistra Group, Ltd., Term Loan
4.000%, 07/21/22		980	1,165
Walter Investment Management, Term Loan B
4.985%, 12/18/20(G)		2,495	2,284

Total Financial			72,880

Food and Drug [0.4%]
Albertsons, LLC, 2017-1 Term Loan B-4
3.985%, 08/25/21(G)		652	628
Albertsons, LLC, 2017-1 Term Loan B-6
4.317%, 06/22/23(G)		2,274	2,183
Refresco, Term Loan B, 1st Lien
0.000%, 09/27/24	GBP	1,000	1,352
0.000%, 09/26/24	EUR	1,500	1,789
Rite Aid, Term Loan, 2nd Lien - Tranche 1
5.990%, 08/21/20		1,085	1,092
Rite Aid, Term Loan, 2nd Lien - Tranche 2
5.115%, 06/21/21		440	442
Solina Group, Term Loan
4.750%, 12/16/22	EUR	2,000	2,380
Supervalu, Delay Draw Term Loan
4.735%, 06/08/24		209	200
Supervalu, Term Loan B
4.735%, 06/08/24		349	333

Total Food and Drug			10,399

Food/Tobacco [0.6%]
Amplify Snack Brands, Term Loan B
6.740%, 09/02/23(G)		1,075	1,062
Burger King (1011778 B.C. / New Red), Term Loan B-3
3.485%, 02/17/24(G)		4,498	4,491
Campbell Soup Europe, Term Loan B, 1st Lien
3.750%, 12/08/23		2,000	2,373
Deoleo, S.A. (Deoleo USA), Initial Term Loan
4.500%, 06/02/21	EUR	3,000	2,504
Golden Nugget (fka Landry’s), Term Loan B
4.488%, 10/04/23(G)		464	466
Jacobs Douwe Egberts, Term Loan
2.750%, 07/01/22		265	316
JBS USA LLC, Term Loan B (2017)
3.804%, 10/30/22(G)		2,060	2,034
Milk Specialties, Term Loan
5.333%, 08/16/23		1,015	1,021
NPC International, Term Loan B
4.738%, 04/03/24		319	322
NPC International, Term Loan, 2nd Lien
8.738%, 04/03/25		115	117
Post Holdings, Term Loan B
3.490%, 05/17/24(G)		1,541	1,544
US Foods, Term Loan B
3.985%, 06/27/23(G)		1,402	1,410

Total Food/Tobacco			17,660

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 93

consolidated schedule of investments
September 30, 2017
City National Rochdale Fixed Income Opportunities Fund (continued)

Description	Face Amount (000)(1)		Value (000)
Forest Prod/Containers [0.7%]
Albea, Cov-Lite, 1st Lien
4.000%, 04/10/24	EUR	1,500	$1,786
Anchor Glass Container, Term Loan
4.067%, 12/07/23		$464	465
Anchor Glass Container, Term Loan, 2nd Lien
3.700%, 12/07/24		230	232
Berry Plastics, Term Loan K
3.485%, 02/08/20(G)		688	690
BWAY Holding, Term Loan B
4.481%, 04/03/24(G)		1,631	1,635
Caraustar Industries, Term Loan B (2017)
6.833%, 03/09/22		1,453	1,452
Dummen Orange, Cov-Lite, Term Loan B, 1st Lien
3.500%, 05/18/24		3,000	3,520
Flex Acquisition (Novolex), Initial Term Loan
5.000%, 12/29/23(G)		239	240
IVC, Term Loan B, 1st Lien
3.750%, 01/26/24		1,500	1,786
ProAmpac, Term Loan B
5.179%, 11/18/23		905	913
Reynolds Group Holdings, Incremental US Term Loan
4.235%, 02/05/23(G)		1,912	1,919
Signode Industrial Group US, Term Loan B
4.083%, 05/01/21(G)		1,634	1,638
Verallia, Term Loan
3.000%, 10/22/22		2,000	2,365

Total Forest Prod/Containers			18,641

Gaming/Leisure [2.2%]
Amaya, Initial Term Loan B-3
4.833%, 08/01/21		1,493	1,496
Apple Leisure Group (Casablanca), Term Loan
6.061%, 03/31/24		572	571
Aristocrat (Video Gaming Tech), Term Loan B
0.000%, 10/31/24		290	290
Belmond Interfin Ltd., Term Loan B
3.985%, 07/03/24(F) (G)		763	764
Boyd Gaming, Term Loan B (2017)
3.694%, 09/15/23(G)		551	553
Caesars Entertainment, Term Loan
4.735%, 10/11/20		3,581	3,586
Caesars Entertainment, Term Loan B
0.000%, 04/04/24(F)		520	520
Caesars Entertainment, Term Loan B-5
1.500%, 10/31/17(F)		2,550	3,003
Caesars Entertainment, Term Loan B-6 Extended
1.500%, 03/01/18(F) (G)		6,176	7,492
Caesars Entertainment, Term Loan B7
1.500%, 03/01/18(F)		2,180	2,794
CityCenter Holdings, Term Loan B
3.735%, 04/14/24(G)		299	300
ClubCorp Club Operations, Term Loan B
4.588%, 09/15/24(G)		250	248
Diamond Resorts, Term Loan B
7.235%, 09/02/23		2,718	2,726
Eldorado Resorts, Term Loan B
3.563%, 03/16/24		1,012	1,011
ESH Hospitality, Term Loan B
3.735%, 08/20/23(G)		1,485	1,490
Four Seasons Holdings, Term Loan (12/13)
3.735%, 11/30/23		1,231	1,239
Gateway Casinos & Entertainment, Term Loan B-1
5.083%, 02/22/23(G)		234	236
Global Cash Access, Term Loan B (2017)
5.735%, 05/08/24		1,810	1,826
GLP Capital LP (Gaming & Leisure), Term Loan, Incremental Tranche A-1
4.550%, 04/29/21		4,955	4,887
Golden Entertainment, Term Loan B
0.000%, 08/15/24		465	462
Greektown Holdings, Term Loan B
4.235%, 04/25/24		998	997
Hilton Worldwide Finance, LLC, Term Loan B-2
3.237%, 10/25/23		8,676	8,710
La Quinta Intermediate Holdings, Term Loan B
4.054%, 04/14/21		340	341

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 94

consolidated schedule of investments
September 30, 2017
City National Rochdale Fixed Income Opportunities Fund (continued)

Description	Face Amount (000)(1)		Value (000)
Las Vegas Sands, Term Loan B (2017)
3.235%, 03/29/24(G)		$1,849	$1,856
MGM Growth Properties, Term Loan B
3.485%, 04/25/23(G)		1,074	1,077
MGM Resorts, Term Loan A
3.485%, 04/23/21		698	698
Mohegan Tribal Gaming, Term Loan B (2016)
5.235%, 10/13/23(G)		1,102	1,112
Penn National Gaming, Term Loan B
3.735%, 01/12/24(G)		234	235
Playa Resorts Holding, Term Loan B (2017)
4.320%, 04/24/24(G)		519	515
Playcore, Delay Draw Term Loan
0.000%, 09/19/24		26	26
Playcore, Term Loan B
0.000%, 09/18/24		189	190
Premier Lotteries, Term Loan B, 1st Lien
0.000%, 06/26/24		2,500	2,966
Richmond Bidco, Term Loan
4.500%, 03/04/24	EUR	1,500	2,010
Scientific Games, Term Loan B-4
4.522%, 08/14/24(G)		1,335	1,336
Sky Bet, Term Loan B, 1st Lien
4.585%, 07/26/24		2,000	2,694
Station Casinos, Term Loan B
3.740%, 06/08/23(G)		598	598
UFC Holdings (Buyer), Term Loan B - 2023
4.490%, 08/18/23(G)		505	507

Total Gaming/Leisure			61,362

Healthcare [3.0%]
Apollo 5 GmbH, Facility B (Dragenopharm), 1st Lien
5.000%, 09/29/20		2,000	2,126
Ardent Legacy Holdings, Term Loan B
6.833%, 08/04/21		1,174	1,176
CDRH (Healogics), Term Loan B
5.570%, 07/01/21		320	259
Cerba Healthcare, Term Loan, 1st Lien
3.000%, 03/21/24		1,000	1,177
Change Healthcare Holdings, Term Loan B
3.985%, 03/01/24(G)		5,312	5,323
Coherent Holding, Term Loan
4.250%, 08/01/23	EUR	1,532	1,828
Cole-Parmer, Term Loan B
5.340%, 03/17/24		388	391
Community Health Systems, Term Loan G
4.067%, 12/25/19		1,103	1,096
Community Health Systems, Term Loan H
4.317%, 01/15/21(F)		4,157	4,127
Concordia Healthcare, Initial Dollar Term Loan
5.484%, 10/21/21		1,947	1,503
ConvaTec Healthcare, Term Loan B
3.583%, 10/25/23		584	585
Diaverum, Term Loan
8.000%, 05/24/24	EUR	1,500	1,744
3.250%, 05/24/24	EUR	1,500	1,766
Envision Healthcare (EMS), Term Loan B
4.240%, 12/01/23(G)		85	85
Etypharm, Term Loan, 1st Lien
5.057%, 07/21/23	GBP	1,000	1,349
Explorer Holdings, Term Loan B
5.061%, 05/02/23		465	467
Gesundheits, Term Loan
4.000%, 07/25/21	EUR	1,000	1,158
Greatbatch, Ltd., Term Loan A
4.480%, 10/27/21		384	384
Greatbatch, Ltd., Term Loan B (2017)
4.740%, 10/27/22		1,533	1,541
Grifols, Term Loan B (2017)
3.447%, 01/24/25(G)		3,279	3,284
Halyard Health, Term Loan
3.985%, 11/01/21		765	771
HCA, Term Loan B-8
3.485%, 02/15/24		2,769	2,782
HCA, Term Loan B-9
3.235%, 03/18/23(G)		1,866	1,872
HRA, Term Loan, 1st Lien
0.000%, 07/31/24		2,000	2,363
INC Research, Term Loan A
2.985%, 08/01/22		1,080	1,083
INC Research, Term Loan B (2017)
3.485%, 06/28/24(F)		800	802

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 95

consolidated schedule of investments
September 30, 2017
City National Rochdale Fixed Income Opportunities Fund (continued)

Description	Face Amount (000)(1)		Value (000)
Indivior Finance S.Ã r.l., Term Loan B
7.320%, 12/19/19(G)		$1,611	$1,615
Innoviva, Term Loan B
5.817%, 08/14/22		525	529
Kindred Healthcare, Term Loan B
4.813%, 04/09/21		558	559
Lannett, Term Loan A
5.985%, 11/25/20		1,982	1,957
MultiPlan, Term Loan B
4.333%, 06/07/23(G)		3,776	3,803
Novacap, Term Loan
3.500%, 04/28/23		2,499	2,973
Parexel International, Term Loan B
3.000%, 09/27/24(F) (G)		470	473
Pharmaceutical Product Development, Term Loan B (2017)
4.083%, 08/18/22(G)		256	257
PharMerica, Term Loan B
0.000%, 09/26/24(G)		180	181
PharMerica, Term Loan, 2nd Lien
0.000%, 09/26/25(G)		145	145
Quintiles IMS, Term Loan B-1
3.333%, 03/03/24		390	392
Quintiles IMS, Term Loan B-2
3.321%, 01/15/25(G)		435	437
Royalty Pharma (aka RPI), Term Loan A-3
3.083%, 10/14/21		217	217
Royalty Pharma (aka RPI), Term Loan B-6
3.333%, 03/23/23(G)		3,765	3,774
Siemens Audiology, Term Loan
3.500%, 01/17/22		975	1,164
Stada/Nidda, Term Loan, 1st Lien
0.000%, 09/20/24	EUR	3,500	4,147
0.000%, 09/20/24	GBP	1,000	1,346
Sunrise Medical, Cov-lite, Term Loan
4.500%, 07/05/22	EUR	303	358
Sunrise Medical, Term Loan B, 1st Lien
5.000%, 07/05/22	EUR	2,197	2,598
Surgery Center Holdings, Term Loan B
4.490%, 06/20/24(G)		730	724
Team Health, Term Loan
3.985%, 01/12/24(G)		617	605
Unilabs, Term Loan
3.000%, 04/19/24		2,500	2,932
Unither, Term Loan B, 1st Lien
4.000%, 02/01/24	EUR	1,500	1,788
Valeant Pharmaceuticals International, Series F-1 Tranche B Term Loan
5.990%, 04/01/22(G)		4,545	4,625
Vedici Group, Term Loan
3.750%, 10/31/22	EUR	2,000	2,383

Total Healthcare			81,024

Housing [0.5%]
ABC Supply, Term Loan B-1
3.735%, 10/31/23(G)		1,254	1,258
Canam Construction, Term Loan B
6.799%, 06/29/24(F)		524	524
Capital Automotive LP, Term Loan B (2017)
4.240%, 03/21/24		2,323	2,334
Capital Automotive LP, Term Loan, 2nd Lien (2017)
7.240%, 03/21/25(G)		4,263	4,311
DTZ US Borrower LLC, 2015-1 Additional Term Loan, 1st Lien
4.567%, 11/04/21(G)		2,655	2,660
PulteGroup, Term Loan
3.750%, 04/11/23		1,500	1,786
Quikrete Holdings, Term Loan B
3.985%, 11/15/23		362	362

Total Housing			13,235

Industrials [0.2%]
Delachaux, Term Loan
5.250%, 09/25/21	GBP	360	483
IVC, Term Loan B, 1st Lien
4.500%, 01/25/24		1,000	1,340
Socotec, Term Loan, 1st Lien
3.750%, 07/20/24		1,000	1,186
4.500%, 07/20/24		1,000	1,341
Xella, Term Loan B, 1st Lien
4.000%, 02/02/24		1,000	1,184

Total Industrials			5,534

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 96

consolidated schedule of investments
September 30, 2017
City National Rochdale Fixed Income Opportunities Fund (continued)

Description	Face Amount (000)(1)		Value (000)
Information Technology [2.6%]
Almonde, Term Loan B
4.817%, 04/28/24(G)		$890	$894
Almonde, Term Loan, 2nd Lien
8.567%, 04/28/25(G)		375	381
Applied Systems, Term Loan
4.574%, 09/14/24(G)		145	146
Aricent Technologies, Term Loan
5.737%, 04/14/21(G)		567	567
Arris Group, Term Loan A
2.985%, 06/18/20		273	272
Arris Group, Term Loan B (2017)
3.735%, 04/26/24		1,049	1,053
Avaya, Term Loan B-6
6.814%, 03/31/18		873	734
Avaya, Term Loan B-7
6.564%, 04/30/20		2,031	1,716
Blackboard, Term Loan B-4
6.304%, 06/30/21		901	865
Cavium, Term Loan B (2017)
3.487%, 08/16/22		637	639
CCC Information, Term Loan B
4.240%, 04/24/24(F) (G)		594	592
Cologix, Term Loan B
4.456%, 03/20/24		388	388
Cologix, Term Loan, 2nd Lien
8.237%, 03/20/25		100	101
CompuCom Systems, Term Loan B
4.485%, 05/09/20		79	69
Computer Sciences Government Services, Term Loan B
3.333%, 11/30/23		516	517
Compuware, Term Loan B-3
5.490%, 12/15/21		404	408
Cortes NP Acquisition (Vertiv), Term Loan B (2017)
5.239%, 11/30/23(G)		1,176	1,184
Dell, Term Loan A2
3.490%, 09/07/21(G)		3,258	3,260
Dell, Term Loan A3
3.200%, 12/31/18(G)		2,355	2,354
Dell, Term Loan B (2017)
3.740%, 09/07/23(G)		4,775	4,790
Digicert, Term Loan B-2
0.000%, 09/20/24		290	293
Digicert, Term Loan, 2nd Lien
0.000%, 09/20/25		365	368
EAB Avatar Purchaser, Term Loan B
0.000%, 12/15/24		580	577
ECI Software Solutions, Term Loan B
0.000%, 09/29/24		290	290
EIG Investors, Term Loan B (2017)
5.236%, 02/09/23(G)		574	579
Equinix, Term Loan
5.276%, 01/05/24		2,488	2,949
Gartner, Term Loan A
3.235%, 03/16/22		712	714
Gartner, Term Loan B
3.235%, 03/16/24		677	682
Globallogic Holdings, Term Loan B
5.833%, 06/20/22		443	444
Help/Systems, Term Loan B
5.833%, 10/08/21		343	344
IFS, Term Loan
0.000%, 07/25/24	EUR	2,000	2,374
Infor US, Term Loan, 1st Lien
3.750%, 02/01/22		1,990	2,361
Inovalon Holdings, Term Loan
2.485%, 09/19/19		2,593	2,554
Internap, Term Loan B
8.240%, 04/03/22(G)		299	302
ION Trading Technologies S.A.R.L., Tranche B-1 Euro Term Loan
4.000%, 06/10/21		1,613	1,922
IPC, Term Loan B-1
5.820%, 08/06/21		1,023	972
JDA Software Group, (RP Crown), Term Loan B
4.735%, 10/12/23		283	284
LANDesk Software, Term Loan B
5.490%, 01/20/24(G)		473	460
Leidos (Abacus Innovations), Term Loan B
3.250%, 08/16/23		566	569
LGC Science Holdings, Term Loan
3.750%, 03/08/23	EUR	1,285	1,531
Lionbridge Technologies, Term Loan B
6.735%, 02/06/24		313	312
MaxLinear, Term Loan B
3.737%, 04/13/24		371	372

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 97

consolidated schedule of investments
September 30, 2017
City National Rochdale Fixed Income Opportunities Fund (continued)

Description	Face Amount (000)(1)		Value (000)
McAfee, Term Loan B
0.000%, 09/29/24		$1,295	$1,301
Micro Focus, MA Finance, Term Loan
3.987%, 04/21/24(G)		202	202
Micro Focus, Seattle Spin, Term Loan
3.987%, 04/21/24(G)		1,363	1,365
Oberthur, Cov-Lite, Term Loan B-1, 1st Lien
4.000%, 12/14/23	EUR	765	887
Oberthur, Cov-Lite, Term Loan B-2, 1st Lien
3.750%, 12/14/23	EUR	1,235	1,432
On Semiconductor, Term Loan
3.049%, 01/02/18		231	231
Peak 10, Term Loan
4.811%, 08/01/24		1,000	1,000
Peak 10, Term Loan, 2nd Lien
8.561%, 08/01/25		180	181
Presidio, Term Loan B
4.549%, 02/02/22		887	893
Project Leopard Holdings (Kofax), Term Loan B
6.833%, 06/21/23(F)		245	248
Quest Software (Seahawk), Term Loan B
7.235%, 10/31/22		243	246
Rackspace Hosting, Term Loan B (2017)
4.311%, 11/03/23		786	783
RAET, Term Loan
4.250%, 07/01/21		1,500	1,784
Redtop, Term Loan, 1st Lien
4.000%, 12/03/20	EUR	1,000	1,182
Salient CRGT, Term Loan B
6.985%, 02/27/22		749	752
Sirius Computer Solutions (SCS), Term Loan B
5.485%, 10/30/22		454	457
SolarWinds, Term Loan
4.735%, 02/05/23(G)		425	426
Solera, LLC (Solera Finance), Euro Term Loan, 1st Lien
3.750%, 03/03/23		1,970	2,350
Solera, Term Loan B
4.485%, 03/03/23(G)		2,038	2,043
Southern Graphics, Term Loan - 2013
4.485%, 10/17/19		200	201
SS&C Technologies, Term Loan B-1 (new)
3.485%, 07/08/22(G)		1,563	1,569
SS&C Technologies, Term Loan B-2 (new)
3.485%, 07/08/22(G)		83	83
Symantec, Term Loan A-1
3.474%, 05/10/19(F)		260	259
Symantec, Term Loan A-2
2.760%, 08/01/19(F)		330	329
Symantec, Term Loan A-3
8.546%, 08/01/19(F)		670	666
Symantec, Term Loan A-5
4.546%, 08/01/21		1,600	1,594
Syncsort (Starfish Hold, LLC), Term Loan B
6.314%, 08/14/24		290	284
TierPoint, Term Loan B
4.985%, 04/28/24		294	296
TTM Technologies, Term Loan B (2017)
0.000%, 09/15/24		290	291
Vertafore (VF Holding), Term Loan (2016)
4.485%, 06/30/23(G)		1,143	1,147
Webhelp, Term Loan
4.250%, 03/16/23		1,000	1,190
Webhelp, Term Loan B, 1st Lien
4.250%, 12/31/49		1,500	2,013
Western Digital, Term Loan A
2.985%, 04/29/21		988	991
Western Digital, Term Loan B-2
3.985%, 04/29/23(G)		861	866

Total Information Technology			71,725

Manufacturing [0.6%]
Big River Steel LLC, Term Loan B
6.333%, 08/23/23(G)		720	727
Brand Energy & Infrastructure, Term Loan B
5.564%, 06/16/24(F) (G)		653	656
Bright Bidco, Term Loan B
5.833%, 07/01/24(F)		1,421	1,433
Columbus Mckinnon, Term Loan B
4.296%, 01/20/24(G)		346	347
DRB-HICOM Berhad, Term Loan, 1st Lien
3.563%, 01/22/21(D)		4,900	4,435

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 98

consolidated schedule of investments
September 30, 2017
City National Rochdale Fixed Income Opportunities Fund (continued)

Description	Face Amount (000)(1)		Value (000)
Dynacast International LLC, Term Loan B-1
4.583%, 01/28/22(G)		$808	$812
Gates Global LLC, Term Loan B (2017)
4.583%, 03/30/24		1,410	1,415
Keurig Green Mountain, Term Loan A
2.750%, 03/03/21		2,212	2,205
Manitowoc (Welbilt), Term Loan B
3.985%, 03/03/23		819	824
Milacron, Term Loan B (2017)
4.235%, 09/28/23		313	314
Ravago Holdings America, Term Loan B (2016)
4.490%, 07/13/23(G)		444	446
Sebia, Term Loan, 1st Lien
0.000%, 09/22/25		1,000	1,191
TecoStar Holdings, Term Loan B
5.061%, 04/24/24(G)		444	446
Unifrax I LLC, Term Loan B
5.083%, 04/04/24		559	561

Total Manufacturing			15,812

Metals/Minerals [0.6%]
Atkore International, Term Loan (2016)
4.340%, 12/15/23		1,697	1,706
Atlas Iron Limited, Term Loan
8.580%, 05/06/21(G)		54	51
Blackhawk Mining, Term Loan B
10.780%, 02/14/22		1,560	1,428
Contura Energy, Term Loan B
6.280%, 03/13/24(G)		1,358	1,336
Coronado Coal LLC, Term Loan B
8.333%, 06/06/23		414	416
Fairmount Minerals, Ltd., Extended Term Loan
3.500%, 09/05/19		678	667
Fairmount Minerals, Ltd., New Term Loan B-2
4.735%, 09/05/19(G)		629	622
Foresight Energy LLC, Term Loan B
7.083%, 03/16/22(G)		1,164	1,086
Global Brass and Copper, Term Loan B
4.500%, 07/18/23		337	340
Metinvest, Term Loan, 1st Lien
5.388%, 06/30/21(D)		5,886	4,782
Peabody Energy, Exit Term Loan
4.735%, 02/08/22(G)		685	688
SLV, Term Loan B, 1st Lien
4.250%, 12/13/23		1,000	1,130
TMS International, Term Loan B (2017)
4.309%, 08/09/24		500	500
US Silica, Add-On Term Loan
4.875%, 07/23/20		840	842
US Silica, Term Loan B
4.375%, 07/23/20		717	718
Zekelman Industries (fka JMC Steel), Term Loan B
4.823%, 06/14/21(G)		657	660

Total Metals/Minerals			16,972

Publishing [0.1%]
Springer Science and Business Media, Term Loan
3.750%, 08/14/20		1,980	2,348

Real Estate [0.1%]
Flamingo LUX II, Senior Facility Term Loan B, 1st Lien
4.250%, 07/28/23		1,482	1,760

Retail [1.0%]
Abercrombie & Fitch Management, Term Loan B
4.990%, 08/07/21		1,068	1,052
Action Netherland, Term Loan B, 1st Lien
4.250%, 02/25/22		1,000	1,193
AS Adventure, Term Loan
5.617%, 04/12/22		1,000	1,313
AS Adventure, Term Loan B
5.000%, 04/01/22	EUR	2,000	2,327
Ascena Retail Group, Tranche B Term Loan
5.750%, 08/21/22(G)		910	739
Bass Pro Group, Term Loan B
6.296%, 12/16/23		1,585	1,491
Belk, Term Loan
6.054%, 12/12/22		790	661
CWGS Group, LLC, Term Loan B - 2023
4.981%, 11/08/23		1,345	1,350

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 99

consolidated schedule of investments
September 30, 2017
City National Rochdale Fixed Income Opportunities Fund (continued)

Description	Face Amount (000)(1)		Value (000)
Dollar Tree, Fixed Term Loan B-2
4.309%, 07/06/22		$4,210	$4,263
Hudson’s Bay, Term Loan B - 2022
4.522%, 09/30/22		2,355	2,284
J Crew Group, Term Loan B - Consenting Lenders
4.516%, 03/05/21(G)		833	502
JC Penney, Term Loan B
5.568%, 06/23/23(G)		1,455	1,413
Men’s Wearhouse, Term Loan B
4.813%, 06/18/21		405	395
Men’s Wearhouse, Term Loan B1 (Fixed)
5.000%, 06/18/21		915	877
MRH, Term Loan
3.000%, 12/14/23		1,000	1,184
Petsmart (fka Argos Merger), Term Loan B
4.240%, 03/10/22(G)		439	370
Sears Roebuck Acceptance, Term Loan
8.732%, 07/20/20		742	747
Sears Roebuck Acceptance, Term Loan B
5.735%, 06/30/18		271	267
Toys R Us Property, Initial Term Loan
6.235%, 08/21/19		3,267	3,069
Toys R Us-Delaware, Term Loan B-2
5.250%, 05/25/18		1,536	656
Toys R Us-Delaware, Term Loan B-3
5.250%, 05/25/18		89	38
Toys R Us-Delaware, Term Loan B4
10.067%, 04/24/20		1,035	614

Total Retail			26,805

Service [2.2%]
AHT Cooling, Term Loan
4.271%, 11/19/20	EUR	976	1,160
AI Avocado, Term Loan
4.250%, 09/17/21	EUR	1,000	1,184
4.250%, 10/08/21	EUR	1,000	1,184
American Teleconferencing Services, Term Loan B
3.049%, 12/08/21		273	262
Ascend Learning LLC, Term Loan B
4.485%, 06/29/24(G)		365	366
Busy Bees Nurseries Ltd., Term Loan
5.000%, 04/29/22	GBP	1,000	1,344
Callcredit Information Group, Term Loan, 1st Lien
4.500%, 02/12/21	GBP	2,644	3,540
Diebold, Term Loan B (2017)
4.480%, 11/06/23(G)		378	378
DigitalGlobe, Term Loan
3.985%, 01/15/24(G)		402	402
Dorna Sports, Term Loan
3.250%, 04/12/24		1,883	2,229
Engineered Machinery Holdings, Delayed Draw Term Loan
4.583%, 07/25/24		32	32
Engineered Machinery Holdings, Term Loan B
4.556%, 07/25/24		243	243
Environmental Resources, Term Loan
8.296%, 05/09/22		1,000	924
5.296%, 05/14/21(G)		3,471	3,430
Evertec Group, LLC, Term Loan A
3.509%, 04/17/18		31	31
Exela, Term Loan B
8.804%, 06/30/23(F)		635	628
First Data, 2022D New Dollar Term Loan
3.487%, 07/10/22		6,874	6,884
First Data, Term Loan B (2017)
3.737%, 04/21/24(G)		3,864	3,875
FleetCor Technologies, Term Loan B (2017)
3.235%, 08/02/24		720	722
Genesys, Term Loan
3.750%, 12/01/23		1,985	2,365
GFL Environmental, Term Loan B
4.083%, 09/29/23		401	402
Global Payments, Existing Term Loan
2.985%, 05/02/22		1,170	1,172
Hotelbeds Group, Term Loan
6.250%, 05/31/23		1,985	2,369
Inmar, Term Loan B
4.772%, 04/25/24		594	593
Inmar, Term Loan, 2nd Lien
9.272%, 04/25/25		150	150

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 100

consolidated schedule of investments
September 30, 2017
City National Rochdale Fixed Income Opportunities Fund (continued)

Description	Face Amount (000)(1)		Value (000)
iQor US, Term Loan B
6.299%, 04/01/21		$1,657	$1,639
KinderCare (KUEHG), Term Loan, 2nd Lien
9.522%, 08/16/25		145	144
Laureate Education, Term Loan B (2017)
5.735%, 04/26/24		627	629
LS Deco LLC (Leighton), Term Loan B
4.833%, 05/21/22		269	271
North American Bancard (NAB), Term Loan B
4.833%, 06/15/24(G)		145	145
PrePaid Legal Services, Term Loan, 2nd Lien
10.250%, 07/01/20(F)		125	125
Prime Security Services, Term Loan B-1
3.985%, 05/02/22		871	878
Prosol, Cov-Lite Term Loan, 1st Lien
4.000%, 04/21/24		2,000	2,374
QA Group, Term Loan
5.276%, 07/26/24		3,000	3,970
Redbox Automated Retail, Term Loan
8.735%, 09/27/21		414	416
Sedgwick, 2016 Replacement Term Loan
4.583%, 03/01/21(G)		119	119
Sedgwick, Term Loan, 1st Lien
3.985%, 03/01/21		1,456	1,458
Sedgwick, Term Loan, 2nd Lien
6.985%, 02/28/22		825	831
Sedgwick, Term Loan, 2nd Lien - Add-On
7.067%, 02/28/22		925	932
Spin Hold (Coinmach), Term Loan B-1
5.014%, 11/14/22		469	471
St. George’s University Scholastic Services, Term Loan B
5.566%, 07/06/22		239	240
Sutherland Global Services, Initial Cayman Term Loan
6.708%, 04/23/21		402	385
Sutherland Global Services, Initial US Term Loan
6.671%, 04/23/21		1,728	1,653
TKC Holdings, Term Loan B
5.522%, 02/01/23		468	472
TKC Holdings, Term Loan, 2nd Lien
9.272%, 02/01/24		115	116
TransUnion LLC, Term Loan B-3
3.235%, 04/09/23(G)		553	552
Travelport, Term Loan D
4.061%, 09/02/21		2,432	2,428
TriMark USA, Delay Draw Term Loan
0.000%, 09/15/24(F)		6	6
TriMark USA, Term Loan
0.000%, 09/15/24		139	140
USIC Holdings, Term Loan B (2017)
5.004%, 12/08/23		283	285
Vantiv, Incremental Term Loan
0.000%, 08/07/24(F)		605	605
Vantiv, Term Loan B-1
0.000%, 01/15/25(F)		190	190
Vivid Seats LLC, Term Loan B (2017)
5.235%, 06/27/24(G)		324	323
Waste Industries, Term Loan B
0.000%, 09/25/24(G)		250	251
Weight Watchers International, Term Loan B-2
4.550%, 04/02/20(G)		1,741	1,717
Xerox Business Services (Conduent), Term Loan B
5.235%, 12/07/23(G)		824	827

Total Service			60,461

Sovereign [0.2%]
Arab Republic of Egypt, Term Loan
1.884%, 01/04/21(D) (H)	CHF	1,879	1,795
Republic of Angola, Term Loan
7.683%, 12/06/20(D)		5,688	5,090

Total Sovereign			6,885

Telecommunications [1.1%]
Alorica, Term Loan B (2017)
4.985%, 06/30/22		121	121
CenturyLink, Term Loan B
2.750%, 01/15/25(G)		5,065	4,905
Colorado Buyer, Term Loan B
4.310%, 03/15/24(G)		389	390

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 101

consolidated schedule of investments
September 30, 2017
City National Rochdale Fixed Income Opportunities Fund (continued)

Description	Face Amount (000)(1)		Value (000)
Colorado Buyer, Term Loan, 2nd Lien
8.560%, 03/15/25(G)		$295	$299
ConvergeOne Holdings, Term Loan B
6.090%, 06/15/24		439	439
Eircom, Term Loan, 1st Lien
3.250%, 03/08/24		2,500	2,965
Hargray Communications Group, Term Loan B
4.235%, 05/16/24		384	385
Interoute, Tem Loan B, 1st Lien
0.000%, 09/29/23		2,000	2,364
Level 3 Communications, Term Loan B (2017)
3.486%, 02/22/24(G)		7,105	7,099
Neustar, Term Loan B-2
3.750%, 08/08/24(F)		740	745
Neustar, Term Loan, 2nd Lien
9.312%, 08/08/25(F)		295	298
Numericable U.S. LLC (SFR), Term Loan B-10
4.561%, 01/14/25(G)		2,529	2,536
Numericable U.S. LLC (SFR), Term Loan B-11
3.000%, 06/22/25		2,494	2,956
4.061%, 07/31/25(G)		2,753	2,739
PlusServer, Term Loan, 1st Lien
0.000%, 09/13/24		1,000	1,182
WestCorp, Term Loan B12
3.735%, 06/17/23(G)		153	153
WestCorp, Term Loan B14
3.735%, 06/17/21		559	559
Zayo Group LLC , Term Loan B-2 (Refi)
3.487%, 01/19/24(G)		1,300	1,301

Total Telecommunications			31,436

Textile & Apparel Mfg. [0.0%]
Vivarte, Term Loan, 1st Lien
4.000%, 10/29/19	EUR	1,148	1,180

Transportation [0.9%]
American Axle & Manufacturing, Term Loan
3.490%, 03/10/24		1,725	1,720
Caliber Collision (CH Hold), Term Loan B
4.235%, 02/01/24(G)		668	673
Ceva, Term Loan
3.000%, 06/30/21	EUR	1,000	1,183
Commercial Barge Line, Term Loan B 2022
9.985%, 11/12/20(D)		513	405
Daseke, Term Loan B
6.735%, 02/03/24		343	347
DryDocks World, Term Loan A, 1st Lien
5.216%, 10/18/17(D)		6,915	6,578
0.100%, 10/18/27(D)		11,050	2,486
Federal-Mogul, Term Loan C
9.250%, 04/15/21(F)		2,804	2,819
Harvey Gulf Int’l Marine, Term Loan A
7.500%, 06/18/18(D)		1,384	577
Harvey Gulf Int’l Marine, Term Loan B
7.750%, 06/18/20(D)		800	273
International Seaways, Term Loan B
6.740%, 06/22/22(G)		475	465
K&N Parent, Initial Term Loan
5.985%, 10/20/23		243	242
K&N Parent, Term Loan, 2nd Lien
9.989%, 10/19/24		165	162
Navios Maritime Midstream Partners LP, Term Loan
5.830%, 06/18/20		464	460
Navios Maritime Partners LP, Term Loan B (2017)
6.320%, 09/03/20(G)		1,205	1,198
Navistar, Term Loan B (2017)
5.240%, 08/07/20		826	830
OSG Bulk Ships, Initial Term Loan
5.570%, 08/05/19		829	787
Sage Automotive Holdings (Clearlake), Term Loan - 2022
6.235%, 11/08/22		764	770
Superior Industries, Term Loan B
5.736%, 03/22/24		813	801
Tower Auto Holdings, Term Loan B (2024)
4.000%, 03/07/24		1,074	1,076
Wabash National, Term Loan B-3
3.990%, 03/18/22		899	900

Total Transportation			24,752

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 102

consolidated schedule of investments
September 30, 2017
City National Rochdale Fixed Income Opportunities Fund (continued)

Description	Face Amount (000)(1)	Value (000)
Utility [1.1%]
AES, Term Loan B (2017)
3.317%, 05/24/22	$731	$732
Aria Energy Operating LLC, Term Loan B
5.735%, 05/27/22	347	348
Atlantic Power, Term Loan
5.485%, 04/13/23	383	386
Bronco Midstream Funding, LLC, Term Loan B
5.316%, 08/17/20	2,110	2,126
Calpine, Bridge Facility Term Loan
2.990%, 11/30/17(F)	108	108
Calpine, Construction Term Loan B1 (2020)
3.490%, 05/03/20	79	79
Calpine, Term Loan B-5
4.090%, 01/15/24(G)	791	789
Calpine, Term Loan B-6
3.900%, 01/15/23	375	374
Calpine, Term Loan B-7
4.090%, 05/17/23	474	473
Calpine, Term Loan B-8
2.990%, 12/26/19	189	189
Dynegy, Tranche C-1 Term Loan
4.485%, 02/07/24(G)	2,469	2,479
Eastern Power, LLC (TPF II), Term Loan
4.985%, 10/02/23	1,292	1,298
Empire Generating, LLC, Term Loan B
5.570%, 03/14/21(G)	1,747	1,616
Empire Generating, LLC, Term Loan C
5.570%, 03/14/21(G)	173	160
HD Supply Waterworks, Initial Term Loan
4.455%, 07/21/24(G)	225	225
Helix Gen Funding, LLC, Term Loan B
5.083%, 06/02/24	295	298
Longview Power, Term Loan B
7.240%, 04/13/21	1,569	961
Morrison Utility, Term Loan B, 1st Lien
5.000%, 09/13/23	3,000	4,020
MRP Generation Holdings, LLC (TPF), Term Loan B (2016)
8.333%, 10/18/22	1,604	1,500

Description	Face Amount (000)(1)/ Acquisition Cost (000)	Value (000)
NRG Energy, Term Loan B
3.583%, 06/30/23	$4,720	$4,722
Power Buyer, LLC, Term Loan
4.583%, 05/06/20	1,009	1,006
Power Buyer, LLC, Term Loan, 2nd Lien
8.583%, 11/06/20	190	189
Summit Midstream Partners, Term Loan B
7.235%, 05/16/22(G)	2,045	2,070
Talen Energy Supply, Term Loan B-1
5.235%, 07/06/23	398	387
Talen Energy Supply, Term Loan B-2
5.239%, 04/13/24	989	963
Vistra Operations LLC, 2016 Incremental Term Loan
3.984%, 12/14/23(G)	610	612
Vistra Operations LLC, Term Loan
3.985%, 08/04/23(G)	2,372	2,375
Vistra Operations LLC, Term Loan C
3.982%, 08/04/23(G)	545	546
Viva Alamo LLC, Term Loan B
5.567%, 02/22/21	269	256

Total Utility		31,287

Wireless Communications [0.2%]
Sprint Communications, Term Loan B
3.750%, 01/31/24(G)	6,492	6,496

Total Loan Participations
(Cost $797,856)		801,510

Life Settlement Contracts (D) (H) (I) (J) [5.4%]
American General Life #460L
Acquired 05/30/2014*	303	574
American General Life #508L
Acquired 05/30/2014*	2,595	2,694
American General Life #542L
Acquired 07/30/2015*	83	300
American General Life #634L
Acquired 05/30/2014*	530	2,486
American General Life #906L
Acquired 07/30/2015*	479	2,602
American General Life #964L
Acquired 07/30/2015*	1,459	1,847

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 103

consolidated schedule of investments
September 30, 2017
City National Rochdale Fixed Income Opportunities Fund (continued)

Description	Acquisition Cost (000)	Value (000)
AXA Equitable Life #0474
Acquired 11/04/2013*	$7,290	$10,221
AXA Equitable Life #1616
Acquired 05/30/2014*	3,254	3,815
AXA Equitable Life #1898
Acquired 11/04/2013*	441	548
AXA Equitable Life #7233
Acquired 11/04/2013*	395	1,755
AXA Equitable Life #7578
Acquired 11/04/2013*	2,104	3,820
AXA Equitable Life #7857
Acquired 11/04/2013*	2,297	2,328
AXA Equitable Life #8538
Acquired 11/04/2013*	1,333	1,599
AXA Equitable Life #9345
Acquired 11/04/2013*	143	—
Genworth Life and Annuity #6473
Acquired 10/19/2016*	740	1,220
Guardian Insurance #0346
Acquired 11/04/2013*	646	3,048
Hartford Life #4700
Acquired 11/24/2015*	81	99
Hartford Life #7522
Acquired 11/24/2015*	805	2,217
ING Reliastar #1234
Acquired 12/05/2013*	1,067	4,236
ING Reliastar #1649
Acquired 12/05/2013*	61	1,813
ING Reliastar #3394
Acquired 05/30/2014*	3,687	4,275
ING Reliastar #4842
Acquired 11/20/2013*	921	3,920
ING Reliastar #776H
Acquired 05/30/2014*	1,518	1,952
John Hancock #0430
Acquired 05/30/2014*	2,418	3,455
John Hancock #0801
Acquired 05/30/2014*	1,564	2,075
John Hancock #1929
Acquired 05/30/2014*	3,812	3,941
John Hancock #5072
Acquired 05/30/2014*	1,409	3,204
John Hancock #5080
Acquired 11/19/2013*	313	3,177
John Hancock #5885
Acquired 05/30/2014*	894	1,514
John Hancock #6686
Acquired 05/30/2014*	3,035	3,180
John Hancock #6912
Acquired 05/30/2014*	1,065	1,701
Lincoln National #0019
Acquired 09/18/2015*	2,460	5,433
Lincoln National #4654
Acquired 05/30/2014*	721	725
Lincoln National #4754
Acquired 09/18/2015*	610	3,282
Lincoln National #4754
Acquired 09/18/2015*	1,029	4,104
Lincoln National #5658
Acquired 09/18/2015*	329	1,224
Lincoln National #7099
Acquired 09/18/2015*	1,254	2,896
Lincoln National #8558
Acquired 09/18/2015*	1,659	3,925
Mass Mutual #1849
Acquired 11/05/2013*	2,926	4,899
Mass Mutual #5167
Acquired 05/30/2014*	63	1,357
Mass Mutual #5681
Acquired 11/05/2013*	288	2,320
Mass Mutual #5864
Acquired 05/30/2014*	4,668	803
Mass Mutual #6620
Acquired 11/05/2013*	222	831
Met Life #8MLU
Acquired 05/30/2014*	1,413	2,183
Pacific Life #7850
Acquired 05/30/2014*	550	915
Penn Life #8183
Acquired 10/18/2016*	46	101
Penn Mutual #3106
Acquired 05/30/2014*	1,294	1,510
Phoenix Life #5555
Acquired 05/30/2014*	3,946	5,322
Phoenix Life #5715
Acquired 10/18/2016*	570	1,833
Phoenix Life #6157
Acquired 10/18/2016*	569	1,873
Phoenix Life #6161
Acquired 05/30/2014*	3,472	8,098
Phoenix Life #8499
Acquired 05/30/2014*	756	1,058
Phoenix Life #8509
Acquired 05/30/2014*	761	1,058
Principal Financial #6653
Acquired 10/30/2013*	306	1,584
Prudential #5978
Acquired 10/02/2015*	372	1,442
Security Mutual Life #5380
Acquired 10/30/2013*	410	570

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 104

consolidated schedule of investments
September 30, 2017
City National Rochdale Fixed Income Opportunities Fund (continued)

Description	Acquisition Cost (000)/ Face Amount (000)(1)		Value (000)
Transamerica #1708
Acquired 10/28/2013*		$957	$2,971
Transamerica #3426
Acquired 11/12/2013*		274	568
Transamerica #8205
Acquired 10/28/2013*		714	1,828
Union Central Life #4500
Acquired 10/30/2013*		790	3,799

Total Life Settlement Contracts
(Cost $80,172)			148,128

Sovereign Debt [2.0%]
1MDB Global Investments
4.400%, 03/09/23		1,000	951
AES
7.750%, 02/02/24		3,000	3,215
Argentina Paris Club
3.000%, 05/30/21(D)		5,984	5,623
Argentine Republic Government International Bond
10.250%, 02/06/03(B) (D)	EUR	12	16
10.000%, 12/07/04(B) (D)	EUR	1,244	1,618
10.000%, 01/07/05(B) (D)	EUR	132	139
10.000%, 02/22/07(B) (D)	EUR	25	26
9.500%, 03/04/04(B) (D)	EUR	27	35
9.000%, 11/19/08(B) (D)	EUR	15	20
8.750%, 02/04/03(B) (D)	EUR	30	32
8.500%, 02/23/05(B) (D)	EUR	630	735
8.500%, 07/30/10(B) (D)	EUR	34	35
8.125%, 10/04/04(B) (D)	EUR	119	146
8.125%, 04/21/08(B) (D)	EUR	85	89
8.000%, 02/25/02(B) (D)	EUR	2,033	1,563
8.000%, 02/26/08(B) (D)	EUR	114	147
8.000%, 10/30/09(B) (D)	EUR	366	476
7.820%, 12/31/33(B) (D)	EUR	7,618	9,986
7.625%, 08/11/07(B) (D)	EUR	13	14
7.500%, 05/23/02(B) (D)	EUR	52	40
7.125%, 06/10/02(B) (D)	EUR	97	102
7.000%, 03/18/04(B) (D)	EUR	141	166
5.870%, 03/31/23(B) (D)	EUR	28	40
0.000%, 07/22/03(B) (D)	EUR	66	51
0.000%, 12/22/04(B) (D)	EUR	29	31
Bosnia & Herzegovina Government International Bond
0.500%, VAR ICE LIBOR EUR 6M+0.813% 12/22/17	EUR	380	444
City of Cordoba, Argentina
7.875%, 09/29/24		3,500	3,668

Description	Face Amount (000)(1)/Shares		Value (000)
Egyptian Paris Club
5.056%, 01/01/21(D) (H)		$7	$5
Ghana Government International Bond
8.500%, 10/04/17		100	100
Ivory Coast Government International Bond
5.750%, 12/31/32		57	56
Province of Salta, Argentina
9.500%, 03/16/22		1,512	1,618
Provincia de Entre Rios, Argentina
8.750%, 02/08/25		4,000	4,160
Provincia de Neuquen, Argentina
7.500%, 04/27/25		1,000	1,043
Republic of Azerbaijan International Bond
3.500%, 09/01/32		5,619	4,875
Republic of Belarus International Bond
8.950%, 01/26/18		5,100	5,192
Ukraine Government International Bond
7.375%, 09/25/32		7,500	7,303
0.000%, 05/31/40(G)		2,000	1,077

Total Sovereign Debt
(Cost $54,806)			54,837

Closed-End Fund [0.6%]
Stone Ridge Reinsurance Risk Premium Interval Fund(D)		1,699,627	15,331

Total Closed-End Fund
(Cost $17,257)			15,331

Limited Partnership [0.3%]
Financial Services [0.3%]
Cartesian LP * (D) (H) (I)		1	7,815

Total Limited Partnership
(Cost $10,000)			7,815

Common Stock [0.2%]
Energy [0.0%]
Templar Energy, Cl A *		105,419	276

Financial [0.0%]
Aretec Group *		3,419	103

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 105

consolidated schedule of investments
September 30, 2017
City National Rochdale Fixed Income Opportunities Fund (continued)

Description	Shares/ Face Amount (000)(1)/ Number of Warrants		Value (000)
Metals & Mining [0.0%]
New World Resources, Cl A * (D)		44,276,198	$89

Oil, Gas & Consumable Fuels [0.2%]
Gulf Keystone Petroleum *		2,879,160	3,704

Services [0.0%]
A’Ayan Leasing * (D)		1,169,438	122
Astana Finance *		208,618	—

Total Services			122

Total Common Stock
(Cost $6,055)			4,294

Convertible Bonds [0.2%]
Coal Mining [0.0%]
New World Resources
4.000%, 10/07/20(B) (D)	EUR	380	—

Medical Products & Services [0.0%]
Bio City Development
8.000%, 07/06/18(B) (D)		1,000	200

Metal-Iron [0.0%]
London Mining Jersey
12.000%, 04/30/19(B) (D)		1,500	15

Petroleum & Fuel Products [0.2%]
Dana Gas Sukuk
9.000%, 10/31/17(B)		4,642	3,661
7.000%, 10/31/17		450	365

Total Petroleum & Fuel Products			4,026

Total Convertible Bonds
(Cost $7,400)			4,241

Warrant [0.1%]
Central Bank of Nigeria,
Expires 11/15/20, Strike Price $0.0001*(D)		36,000	2,673

Total Warrant
(Cost $5,425)			2,673

Description	Face Amount (000)(1)/Shares		Value (000)
Asset-Backed Security [0.0%]
BT SPE (Acquired 07/06/11, Acquisition Cost $10,781,378)
9.250%, 06/06/16(D) (H) (I) (J)		$4,438	$328

Total Asset-Backed Security
(Cost $4,438)			328

Repurchase Agreement [2.7%]
Barclays(K)
1.050%, dated 09/29/17, repurchased on 10/02/17, repurchase price $75,006,563 (collateralized by various U.S. Government obligations, par values ranging from $100 ‒ $19,844,200, 0.000% ‒ 6.625%, 01/02/18 ‒ 02/15/36; with a total market value $76,500,000)		75,000	75,000

Total Repurchase Agreement
(Cost $75,000)			75,000

Short-Term Investment [7.0%]
SEI Daily Income Trust Government Fund, Cl F, 0.840%**		192,698,140	192,698

Total Short-Term Investment
(Cost $192,698)			192,698

Total Investments [100.1%]
(Cost $2,647,339)			$2,743,395

Percentages are based on Net Assets of $2,740,248 (000).

*	Non-income producing security.
**	The rate reported is the 7-day effective yield as of September 30, 2017.
(1)	In U.S. dollars unless otherwise indicated.
(A)
Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration normally to qualified institutions. On September 30, 2017, the value of these securities amounted to $358,544 (000), representing 13.1% of the net assets of the Fund.

(B)	In default on interest payments. Rate shown represents the last coupon rate prior to default.
(C)	Step Bond — The rate reported is the rate in effect on September 30, 2017. The coupon on a step bond changes on a specific date.
(D)	Security is considered illiquid. The total market value of such securities as of September 30, 2017, was $236,195 (000) and represented 8.6% of the net assets of the Fund.

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 106

consolidated schedule of investments
September 30, 2017
City National Rochdale Fixed Income Opportunities Fund (continued)

(E)	Zero coupon security. The rate reported is the effective yield at time of purchase.
(F)	Unsettled bank loan.
(G)	Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets.
(H)	Level 3 security in accordance with fair value hierarchy.
(I)
Security fair valued using methods determined in good faith by the Fair Value Committee designated by the Board of Trustees. The total market value of such securities as of September 30, 2017, was $156,271 (000) and represented 5.7% of the net assets of the Fund.

(J)	Security is considered restricted. The total market value of such securities as of September 30, 2017, was $148,456 (000) and represented 5.4% of the net assets of the Fund.
(K)	Tri-Party Repurchase Agreement.
(L)	Maturity date is 06/05/2115.

CHF — Swiss Franc
Cl — Class
EUR — Euro
Euribor — Euro Interbank Offered Rates
GBP — British Pound Sterling
ICE — Intercontinental Exchange
LIBOR — London Interbank Offered Rates
LLC — Limited Liability Corporation
LLP — Limited Liability Partnership
LP — Limited Partnership
MLP — Master Limited Partnership
MTN — Medium Term Note
PIK — Payment in-kind
PLC — Public Limited Company
Pte. Ltd. — Private Limited
SA — Special Assessment
SAB — Special Assessment Board
Ser — Series
SPE — Special Purpose Entity
USD — United States Dollar
VAR — Variable

A list of the open forward foreign currency contracts held by the Fund at September 30, 2017, is as follows:

Counterparty	Settlement Date	Currency to Deliver (000)		Currency to Receive (000)		Unrealized Appreciation (Depreciation) (000)
U.S. Bank	11/30/17	GBP	1,640	USD	2,208	$6
U.S. Bank	10/10/17	GBP	28,350	USD	37,095	(906)
U.S. Bank	10/10/17	EUR	127,960	USD	153,795	2,476
U.S. Bank	10/10/17 - 11/30/17	EUR	19,600	USD	23,148	(83)
U.S. Bank	05/31/18	CHF	6,000	USD	6,325	21
U.S. Bank	03/29/18	CHF	1,500	USD	1,565	(4)
						$1,510

The following is a list of the inputs used as of September 30, 2017, in valuing the Fund’s investments and other financial instruments carried at value (000):

Investments in Securities	Level 1	Level 2	Level 3(1)	Total
Corporate Bonds	$—	$1,436,540	$—	$1,436,540
Loan Participations	—	799,715	1,795	801,510
Life Settlement Contracts	—	—	148,128	148,128
Sovereign Debt	—	54,832	5	54,837
Closed-End Fund	15,331	—	—	15,331
Limited Partnership	—	—	7,815	7,815
Common Stock	3,826	468	—	4,294
Convertible Bonds	—	4,241	—	4,241
Warrant	2,673	—	—	2,673
Asset-Backed Security	—	—	328	328
Repurchase Agreement	—	75,000	—	75,000
Short-Term Investment	192,698	—	—	192,698
Total Investments in Securities	$214,528	$2,370,796	$158,071	$2,743,395

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Forwards Contracts*
Unrealized Appreciation	$—	$2,503	$—	$2,503
Unrealized Depreciation	—	(993)	—	(993)
Total Other Financial Instruments	$—	$1,510	$—	$1,510

*	Forwards contracts are valued at the unrealized appreciation/(depreciation) on the instrument.
(1)
Of the $158,071 (000) in Level 3 securities as of September 30, 2017, $156,271 (000) or 98.9% are not valued via third party pricing vendors and broker quotes. If significant, the disclosure of the unobservable inputs and the interrelationships and sensitivity between these inputs is required for those Level 3 securities that are not valued by third party vendors or broker quotes.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value as of September 30, 2017:

	Investments in Loan Participations (000)	Investments in Life Settlement Contracts (000)	Investments in Sovereign Debt (000)
Beginning balance as of 10/1/16	$2,185	$152,481	$10
Accrued discounts/ premiums	89	—	—
Realized gain/(loss)	49	13,923	1
Change in unrealized appreciation/(depreciation)	(50)	5,469	(2)
Purchases	—	1,925	—
Sales/paydowns	(478)	(25,670)	(4)
Transfers into Level 3	—	—	—
Transfers out of Level 3	—	—	—
Ending balance as of 9/30/17	$1,795	$148,128	$5
Changes in unrealized gains/(losses) included in earnings related to securities still held at reporting date	$(50)	$5,469	$(2)

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 107

consolidated schedule of investments
September 30, 2017
City National Rochdale Fixed Income Opportunities Fund (concluded)

	Investments in Limited Partnership (000)	Investments in Asset-Backed Securities (000)	Total (000)
Beginning balance as of 10/1/16	$—	$1,316	$155,992
Accrued discounts/ premiums	—	—	89
Realized gain/(loss)	—	—	13,973
Change in unrealized appreciation/(depreciation)	—	(407)	5,010
Purchases	—	—	1,925
Sales/paydowns	—	(581)	(26,733)
Transfers into Level 3	7,815	—	7,815
Transfers out of Level 3	—	—	—
Ending balance as of 9/30/17	$7,815	$328	$158,071
Changes in unrealized gains/(losses) included in earnings related to securities still held at reporting date	$—	$(407)	$5,110

The following table summarizes the quantitative inputs and assumptions used for items categorized as material Level 3 investments as of September 30, 2017. The disclosures below also include qualitative information on the sensitivity of the fair value measurements to changes in the significant unobservable inputs.

	Fair Value at September 30, 2017 (000)	Valuation Techniques
BT SPE	$328	Discounted Cash Flow Model
		based on actual collection level and experienced defaults

		Observable Inputs
		Cumulated Collections
		Cumulated Defaults
		Annualized Default Rate
		Cumulated Default Rate
		Pace of Collection
		Pace of Defaults
		Interest Rates

		Unobservable Inputs	Range
		Projected Default Rates	5%-12%
		Projected Collection Rates	90%-100%
		Expected Discount Rates	9.25%

		Valuation Techniques
Life Settlement Contracts	148,128	Discounted Cash Flow Model

		Observable Inputs
		Maturity Value

		Unobservable Inputs	Range
		Discount Rate	13.5%
		Expected Maturity (months)	6-130 months

		Valuation Techniques
Limited Partnership	7,815	Fair value based on estimates of insured losses and disposition of industry loss warranties

		Observable Inputs
		Previous month's Net Asset Value

		Unobservable Inputs	Range
		Projected insured losses from hurricanes provided by management	30%

The unobservable inputs used to determine fair value of recurring Level 3 assets may have similar or diverging impacts on valuation. Significant increases and decreases in these inputs in isolation and the interrelationships between them could result in significantly higher or lower fair value measurements. Increases in projected collection rates in isolation would result in a higher fair value measurement, while increases in expected discount rates, projected default rates, and maturities of life settlement contracts, in isolation, would result in a lower fair value measurement.

For the year ended September 30, 2017, there were transfers between Level 2 and Level 3 assets and liabilities. Transfers between Levels are recognized at period end.

The transfers between fair values hierarchy levels were due to changes in the availability of observable inputs to determine fair value.

The following is a summary of the transactions with affiliates for the year ended September 30, 2017:

City National Rochdale Government Money Market Fund, Class I (000)
Beginning balance as of 10/1/16	$8,930
Purchases at Cost	7,846
Proceeds from Sales	(16,776)
Unrealized Gain/(Loss)	—
Realized Gain/(Loss)	—
Ending balance as of 9/30/17	$—
Dividend Income	$—

At September 30, 2017, the Fund had the following investments in life settlement contracts:

Year	Number of Contracts	Fair Value (000)	Face Value (Death Benefits) (000)
2018	2	$9,120	$12,000
2019	6	14,403	21,824
2020	10	41,066	77,508
2021	15	36,513	88,000
2022	10	21,208	61,000
Thereafter	17	25,818	101,872
	60	$148,128	$362,204

For the year ended September 30, 2017, the net change to fair value on life settlement contracts, net of premiums paid and continuing costs disclosed in the Fund’s Consolidated Statement of Operations, as part of the unrealized appreciation/(depreciation) on investments, consisted of a net positive change to fair value on life settlement contracts of $1,497,475, offset by $19,664,536 in premiums paid and continuing costs associated with its investment in the policies. For the year ended September 30, 2017, the Fund realized gains of $13,923,133 on matured life settlements, which are disclosed in the Consolidated Statement of Operations, as part of the realized gain/(loss) on investments.

Amounts designated as “—“ are either $0 or have been rounded to $0.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in the Notes to Financial Statements.

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 108

schedule of investments
September 30, 2017
City National Rochdale Dividend & Income Fund

Description	Shares	Value (000)
Common Stock [96.3%]
Consumer Discretionary [6.2%]
Cedar Fair (A)	28,000	$1,795
Hasbro	58,800	5,743
McDonald’s	38,800	6,079
Six Flags Entertainment	32,500	1,981

Total Consumer Discretionary		15,598

Consumer Staples [24.2%]
Altria Group	114,750	7,277
B&G Foods	141,800	4,516
British American Tobacco ADR	8,559	535
Clorox	37,700	4,973
Coca-Cola	75,372	3,393
Dr. Pepper Snapple Group	61,400	5,432
General Mills	110,780	5,734
Hershey	25,400	2,773
Imperial Brands ADR	46,304	2,004
Kellogg	47,000	2,931
Kimberly-Clark	19,000	2,236
Mondelez International, Cl A	25,000	1,017
Philip Morris International	61,700	6,849
Procter & Gamble	45,949	4,180
Sysco	38,800	2,093
Unilever ADR	22,200	1,287
Vector Group	198,979	4,073

Total Consumer Staples		61,303

Energy [5.5%]
Buckeye Partners (A)	12,400	707
Chevron	36,183	4,252
Enterprise Products Partners (A)	87,984	2,294
ExxonMobil	25,838	2,118
Occidental Petroleum	25,500	1,637
ONEOK	18,500	1,025
TransCanada	37,128	1,835

Total Energy		13,868

Financials [7.5%]
Ares Capital	91,000	1,492
Arthur J Gallagher	13,200	812
BB&T	64,600	3,032
Cincinnati Financial	60,650	4,644
Compass Diversified Holdings (A)	153,000	2,716
JPMorgan Chase	33,400	3,190
People’s United Financial	30,000	544
Umpqua Holdings	71,000	1,385
United Bankshares	33,500	1,245

Total Financials		19,060

Health Care [7.4%]
Bristol-Myers Squibb	54,200	3,455
GlaxoSmithKline ADR	67,800	2,752
Johnson & Johnson	44,300	5,759
Merck	73,150	4,684
Pfizer	56,944	2,033

Total Health Care		18,683

Industrials [6.2%]
Eaton	41,300	3,172
General Dynamics	15,300	3,145
Lockheed Martin	30,117	9,345

Total Industrials		15,662

Information Technology [3.2%]
Intel	134,500	5,122
Paychex	52,000	3,118

Total Information Technology		8,240

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 109

schedule of investments
September 30, 2017
City National Rochdale Dividend & Income Fund (continued)

Description	Shares	Value (000)
Materials [2.1%]
DowDuPont	58,597	$4,056
Sonoco Products	24,000	1,211

Total Materials		5,267

REITs [13.3%]
EPR Properties	34,500	2,406
Government Properties Income Trust	35,000	657
Gramercy Property Trust	46,999	1,422
Healthcare Trust of America, Cl A	79,500	2,369
Lamar Advertising, Cl A	84,800	5,811
Liberty Property Trust	83,985	3,449
Life Storage	10,036	821
Mid-America Apartment Communities	26,500	2,832
National Retail Properties	59,500	2,479
National Storage Affiliates Trust	50,000	1,212
Select Income	35,500	832
Simon Property Group	10,000	1,610
Tanger Factory Outlet Centers	27,984	683
Ventas	40,232	2,620
Welltower	32,262	2,267
Weyerhaeuser	38,400	1,307
WP Carey	12,000	809

Total REITs		33,586

Telecommunication Services [5.0%]
AT&T	98,500	3,858
Consolidated Communications Holdings	150,900	2,879
Verizon Communications	119,167	5,898

Total Telecommunication Services		12,635

Utilities [15.7%]
American Electric Power	34,900	2,451
AmeriGas Partners (A)	28,200	1,268
Avangrid	59,000	2,798
Brookfield Infrastructure Partners	67,600	2,916
Dominion Energy	24,000	1,846
DTE Energy	15,000	1,610
Duke Energy	68,006	5,707
Entergy	13,700	1,046
Eversource Energy	39,242	2,372
OGE Energy	33,600	1,211
Pattern Energy Group, Cl A	22,000	530
Pinnacle West Capital	30,135	2,548
PPL	34,500	1,309
SCANA	44,100	2,139
Sempra Energy	9,000	1,027
Vectren	56,000	3,683
WEC Energy Group	38,050	2,389
Xcel Energy	62,100	2,939

Total Utilities		39,789

Total Common Stock
(Cost $185,630)		243,691

Exchange-Traded Funds [2.0%]
iShares US Preferred Stock ETF	27,300	1,059
PowerShares Preferred Portfolio	269,500	4,051

Total Exchange-Traded Funds
(Cost $5,027)		5,110

Preferred Stock [1.7%]
Financials [0.7%]
AmTrust Financial Services, 7.500%	10,000	260
Bank of America, 6.500%	10,000	269
Capital One Financial, 6.700%	10,000	272
JPMorgan Chase, 6.125%	10,000	268
Wells Fargo, 6.000%	20,000	524
Wells Fargo Real Estate Investment, 6.375%	10,000	264

Total Financials		1,857

REITs [0.6%]
Digital Realty Trust, 5.250%	10,000	251
National Retail Properties, 5.200%	10,000	251
PS Business Parks, 5.200%	10,000	253
Public Storage, 5.050%	30,000	770

Total REITs		1,525

Telecommunication Services [0.2%]
Qwest, 7.000%	10,000	269
Verizon Communications, 5.900%	10,000	272

Total Telecommunication Services		541

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 110

schedule of investments
September 30, 2017
City National Rochdale Dividend & Income Fund (continued)

Description	Shares/Face Amount (000)	Value (000)
Utilities [0.2%]
Dominion Energy, 5.250%	5,000	$129
Southern, 6.250%	10,000	274

Total Utilities		403

Total Preferred Stock
(Cost $4,125)		4,326

Asset-Backed Security [0.0%]
BT SPE (Acquired 07/06/11, Acquisition Cost $551,294)
9.250%, 06/06/16(B) (C) (D)	$227	17

Total Asset-Backed Security
(Cost $227)		17

Short-Term Investment [0.0%]
SEI Daily Income Trust Government Fund, Cl F, 0.840%**	194	—

Total Short-Term Investment
(Cost $0)		—

Total Investments [100.0%]
(Cost $195,009)		$253,144

Percentages are based on Net Assets of $253,209 (000).

**	The rate reported is the 7-day effective yield as of September 30, 2017.
(A)	Security is a Master Limited Partnership. At September 30, 2017, such securities amounted to $8,780 (000), or 3.5% of the net assets of the Fund.
(B)
Security fair valued using methods determined in good faith by the Fair Value Committee designated by the Board of Trustees. The total market value of such security as of September 30, 2017, was $17 (000) and represented 0.0% of the net assets of the Fund.

(C)	Security is considered illiquid. The total market value of such security as of September 30, 2017, was $17 (000) and represented 0.0% of the net assets of the Fund.
(D)	Level 3 security in accordance with fair value hierarchy.

ADR — American Depositary Receipt
Cl — Class
ETF — Exchange-Traded Fund
REIT — Real Estate Investment Trust
SPE — Special Purpose Entity

The following is a list of the inputs used as of September 30, 2017, in valuing the Fund’s investments carried at value (000):

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stock	$243,691	$—	$—	$243,691
Exchange-Traded Funds	5,110	—	—	5,110
Preferred Stock	4,326	—	—	4,326
Asset-Backed Security	—	—	17	17
Short-Term Investment	—	—	—	—
Total Investments in Securities	$253,127	$—	$17	$253,144

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value as of September 30, 2017:

Investments in Asset-Backed Security (000)
Beginning balance as of 10/1/16	$67
Accrued discounts/premiums	—
Realized gain/(loss)	—
Change in unrealized appreciation/(depreciation)	(21)
Purchases	—
Sales/paydowns	(29)
Transfers into Level 3	—
Transfers out of Level 3	—
Ending balance as of 9/30/17	$17
Changes in unrealized gains/(losses) included in earnings related to securities still held at reporting date	$(21)

The following table summarizes the quantitative inputs and assumptions used for items categorized as material Level 3 investments as of September 30, 2017. The disclosures below also include qualitative information on the sensitivity of the fair value measurements to changes in the significant unobservable inputs.

	Fair Value at September 30, 2017 (000)	Valuation Techniques
BT SPE	$ 17	Discounted Cash Flow Model based on actual collection level and experienced defaults

Observable Inputs
Cumulated Collections
Cumulated Defaults
Annualized Default Rate
Cumulated Default Rate
Pace of Collection
Pace of Defaults
Interest Rates

		Unobservable Inputs	Range
		Projected Default Rates	5%-12%
		Projected Collection Rates	90%-100%
		Expected Discount Rates	7%-9.25%

The unobservable inputs used to determine fair value of recurring Level 3 assets may have similar or diverging impacts on valuation. Significant increases and decreases in these inputs in isolation and the interrelationships between them could result in significantly higher or lower fair value measurements.

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 111

schedule of investments
September 30, 2017
City National Rochdale Dividend & Income Fund (concluded)

For the year ended September 30, 2017, there have been no transfers between any of the fair value hierarchy levels. Transfers between Levels are recognized at period end.

The following is a summary of the transactions with affiliates for the year ended September 30, 2017:

City National Rochdale Government Money Market Fund, Class I (000)
Beginning balance as of 10/1/16	$3,417
Purchases at Cost	18,275
Proceeds from Sales	(21,692)
Unrealized Gain (Loss)	—
Realized Gain (Loss)	—
Ending balance as of 9/30/17	$—
Dividend Income	$2

Amounts designated as “—“ are either $0 or have been rounded to $0.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in the Notes to Financial Statements.

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 112

schedule of investments
September 30, 2017
City National Rochdale U.S. Core Equity Fund

Description	Shares	Value (000)
Common Stock [99.5%]
Aerospace & Defense [2.4%]
Northrop Grumman	12,100	$3,481
Raytheon	15,000	2,799

Total Aerospace & Defense		6,280

Auto Components [1.7%]
Magna International	80,800	4,313

Banks [4.8%]
Bank of America	104,000	2,635
PNC Financial Services Group	38,000	5,121
SunTrust Banks	76,000	4,543

Total Banks		12,299

Beverages [2.1%]
PepsiCo	48,000	5,348

Biotechnology [2.0%]
Celgene *	36,100	5,264

Building Products [0.6%]
Lennox International	8,800	1,575

Capital Markets [3.2%]
BlackRock, Cl A	6,100	2,727
CME Group, Cl A	40,900	5,549

Total Capital Markets		8,276

Chemicals [2.7%]
DowDuPont	36,000	2,492
Ecolab	18,900	2,431
Westlake Chemical	25,000	2,077

Total Chemicals		7,000

Commercial Banks [4.7%]
JPMorgan Chase	77,100	7,364
US Bancorp	90,000	4,823

Total Commercial Banks		12,187

Commercial Services & Supplies [2.0%]
Cintas	35,000	5,050

Diversified Financial Services [1.9%]
Berkshire Hathaway, Cl B *	27,000	4,950

Electric Utilities [2.7%]
PG&E	102,800	7,000

Electronic Equipment [1.1%]
Amphenol, Cl A	33,000	2,793

Energy Equipment & Services [1.0%]
Halliburton	58,000	2,670

Food & Staples Retailing [3.1%]
Costco Wholesale	22,800	3,746
Wal-Mart Stores	54,300	4,243

Total Food & Staples Retailing		7,989

Health Care Equipment & Supplies [2.6%]
Danaher	28,000	2,402
Edwards Lifesciences *	38,000	4,154

Total Health Care Equipment & Supplies		6,556

Health Care Providers & Services [2.9%]
UnitedHealth Group	38,600	7,560

Hotels, Restaurants & Leisure [3.1%]
McDonald’s	32,800	5,139
Starbucks	51,500	2,766

Total Hotels, Restaurants & Leisure		7,905

Household Durables [2.0%]
PulteGroup	190,000	5,193

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 113

schedule of investments
September 30, 2017
City National Rochdale U.S. Core Equity Fund (continued)

Description	Shares	Value (000)
Household Products [1.7%]
Colgate-Palmolive	61,700	$4,495

Industrial Conglomerates [2.6%]
3M	15,100	3,169
Honeywell International	24,800	3,515

Total Industrial Conglomerates		6,684

Internet Software & Services [6.6%]
Alphabet, Cl A *	8,600	8,374
Alphabet, Cl C *	1,800	1,727
Facebook, Cl A *	40,600	6,937

Total Internet Software & Services		17,038

IT Services [7.0%]
Mastercard, Cl A	62,200	8,783
Visa, Cl A	87,000	9,156

Total IT Services		17,939

Life Sciences Tools & Services [2.2%]
Thermo Fisher Scientific	29,200	5,525

Machinery [1.0%]
Ingersoll-Rand	28,000	2,497

Media [4.7%]
Comcast, Cl A	153,200	5,895
Time Warner	26,600	2,725
Walt Disney	34,000	3,352

Total Media		11,972

Oil, Gas & Consumable Fuels [4.3%]
Cabot Oil & Gas	95,000	2,541
Chevron	26,600	3,126
Concho Resources *	20,000	2,634
ExxonMobil	35,000	2,869

Total Oil, Gas & Consumable Fuels		11,170

Pharmaceuticals [5.6%]
Eli Lilly	48,000	4,106
Johnson & Johnson	42,000	5,460
Zoetis, Cl A	74,000	4,718

Total Pharmaceuticals		14,284

Real Estate Investment Trusts [1.8%]
Essex Property Trust	18,000	4,573

Road & Rail [1.3%]
Union Pacific	28,500	3,305

Semiconductors & Semiconductor Equipment [2.8%]
NXP Semiconductors *	52,300	5,915
Texas Instruments	15,000	1,344

Total Semiconductors & Semiconductor Equipment		7,259

Software [4.5%]
Adobe Systems *	32,600	4,863
Microsoft	90,900	6,771

Total Software		11,634

Specialty Retail [2.8%]
Home Depot	43,500	7,115

Technology Hardware, Storage & Peripherals [2.4%]
Apple	40,300	6,211

Water Utilities [1.6%]
American Water Works	51,500	4,167

Total Common Stock
(Cost $181,081)		256,076

Short-Term Investment [0.4%]
SEI Daily Income Trust Government Fund, Cl F, 0.840%**	1,150,459	1,150

Total Short-Term Investment
(Cost $1,150)		1,150

Total Investments [99.9%]
(Cost $182,231)		$257,226

Percentages are based on Net Assets of $257,475 (000).

*	Non-income producing security.
**	The rate reported is the 7-day effective yield as of September 30, 2017.

Cl — Class

As of September 30, 2017, all of the Fund’s investments are Level 1, in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP.

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 114

schedule of investments
September 30, 2017
City National Rochdale U.S. Core Equity Fund (concluded)

For the year ended September 30, 2017, there have been no transfers between any of the fair value hierarchy levels. Transfers between Levels are recognized at period end.

The following is a summary of the transactions with affiliates for the year ended September 30, 2017:

City National Rochdale Government Money Market Fund, Class I (000)
Beginning balance as of 10/1/16	$2,542
Purchases at Cost	12,851
Proceeds from Sales	(15,393)
Unrealized Gain (Loss)	—
Realized Gain (Loss)	—
Ending balance as of 9/30/17	$—
Dividend Income	$1

Amounts designated as “—“ are either $0 or have been rounded to $0.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in the Notes to Financial Statements.

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 115

consolidated schedule of investments
September 30, 2017
City National Rochdale Emerging Markets Fund

Description	Shares	Value (000)
Common Stock [88.1%]
China [37.1%]
AAC Technologies Holdings	3,491,200	$58,637
Alibaba Group Holding ADR *	348,219	60,141
ANTA Sports Products	4,243,000	17,843
Baidu ADR *	65,400	16,199
Bloomage BioTechnology	5,592,500	11,168
China Medical System Holdings	9,949,000	17,372
China Overseas Land & Investment	4,369,000	14,206
China Railway Group, Cl H	17,876,000	14,783
China State Construction International Holdings	12,472,091	18,169
Ctrip.com International ADR *	256,500	13,528
Great Wall Motor, Cl H (A)	30,646,500	37,663
Minth Group	4,370,000	22,880
New Oriental Education & Technology Group ADR	391,500	34,554
Ping An Insurance Group of China, Cl H	4,625,000	35,495
Sunny Optical Technology Group	5,202,132	82,711
Tencent Holdings	2,011,600	86,576
Zhejiang Expressway, Cl H	12,607,000	15,671
ZTE, Cl H	6,566,824	21,479

Total China		579,075

Hong Kong [8.1%]
Chow Tai Fook Jewellery Group	1,523,400	1,827
Galaxy Entertainment Group	6,078,000	42,794
Man Wah Holdings	26,458,400	23,709
MTR	2,629,327	15,349
NagaCorp	25,402,063	15,414
Skyworth Digital Holdings	21,425,285	10,944
Tongda Group Holdings	59,500,000	15,919

Total Hong Kong		125,956

India [16.9%]
Bharat Petroleum (B)	1,954,760	14,104
CESC (B)	1,407,688	21,266
Crompton Greaves Consumer Electricals (B)	3,259,392	10,421
Emami (B)	496,740	8,321
HDFC Bank (B)	360,293	10,019
HDFC Bank ADR (B)	239,000	23,032
Housing Development Finance (B)	755,772	20,157
ICICI Bank (B)	2,121,764	8,985
ICICI Bank ADR (B)	1,664,775	14,251
ICICI Lombard General Insurance *(B) (C)	915,458	9,533
ICICI Prudential Life Insurance (B) (C)	1,601,144	9,530
Indian Oil (B)	1,713,000	10,503
ITC (B)	4,428,234	17,511
Kotak Mahindra Bank (B)	1,597,940	24,518
SBI Life Insurance *(B) (C)	885,576	9,491
Tata Motors, Cl A (B)	1,482,833	5,046
Tata Motors ADR *(B)	388,670	12,154
Tech Mahindra (B)	2,637,336	18,486
Zee Entertainment Enterprises (B)	2,030,000	16,164

Total India		263,492

Indonesia [5.4%]
Bank Mandiri Persero	23,108,600	11,538
Ciputra Development	150,218,059	13,328
Jasa Marga Persero	16,795,543	6,983
Lippo Karawaci	178,078,261	9,585
Mitra Adiperkasa	21,327,600	11,084
MNC Kapital Indonesia * (A) (D) (E)	89,799,800	7,851
Sarana Menara Nusantara	15,367,300	5,100
Surya Citra Media	62,420,000	10,149
United Tractors	4,075,000	9,682

Total Indonesia		85,300

Malaysia [3.4%]
Inari Amertron	40,314,879	24,251
My EG Services	29,721,900	14,430
Padini Holdings	13,839,300	14,912

Total Malaysia		53,593

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 116

consolidated schedule of investments
September 30, 2017
City National Rochdale Emerging Markets Fund (continued)

Description	Shares	Value (000)
Philippines [6.8%]
Ayala	628,210	$11,996
BDO Unibank	5,940,860	15,285
GT Capital Holdings	612,760	14,004
JG Summit Holdings	5,601,680	8,270
Jollibee Foods	1,895,500	9,097
Megaworld	151,872,826	15,636
Security Bank	2,888,930	13,830
SM Prime Holdings	26,860,875	18,216

Total Philippines		106,334

South Korea [3.4%]
Cosmax	93,177	10,332
Innocean Worldwide	243,943	14,249
NAVER	13,150	8,553
Samsung Electronics	2,175	4,869
Samsung Life Insurance	148,100	14,612

Total South Korea		52,615

Taiwan [2.8%]
Airtac International Group	1,610,488	22,200
General Interface Solution Holding	2,106,000	20,939

Total Taiwan		43,139

Thailand [2.8%]
KCE Electronics	6,037,500	18,103
Minor International	12,350,305	15,091
Minor International NVDR	1,096,700	1,340
Siam Cement	648,000	9,754

Total Thailand		44,288

United States [1.4%]
Cognizant Technology Solutions, Cl A	224,000	16,249
Videocon d2h ADR *	658,724	5,863

Total United States		22,112

Total Common Stock
(Cost $951,168)		1,375,904

Participatory Notes [2.7%]
Boci Financial - Credit Suisse # *	3,247,990	14,761
Hangzhou Hikvision Digital,
Expires 06/22/18 *	5,340,226	25,725

Description	Shares/Number of Warrants	Value (000)
Hangzhou Hikvision Digital Technology - Credit Suisse # *	196,770	$948
Hangzhou Hikvision Digital-A - Credit Suisse,
Expires 09/27/21 *	65,000	313

Total Participatory Notes
(Cost $34,310)		41,747

Warrants [0.0%]
Inari Amertron,
Expires 02/17/20, Strike Price 1.60 (MYR)*	1,117,403	455
Minor International,
Expires 12/31/29, Strike Price 40 (THB)*	355,427	33

Total Warrants
(Cost $—)		488

Short-Term Investment [5.2%]
SEI Daily Income Trust Government Fund, Cl F, 0.840%**	81,121,352	81,121

Total Short-Term Investment
(Cost $81,121)		81,121

Total Investments [96.0%]
(Cost $1,066,599)		$1,499,260

Percentages are based on Net Assets of $1,562,732 (000).

*	Non-income producing security.
**	The rate reported is the 7-day effective yield as of September 30, 2017.
#	Expiration date not available.
(A)
Security fair valued using methods determined in good faith by the Fair Value Committee designated by the Board of Trustees. The total market value of such security as of September 30, 2017, was $45,514 (000) and represented 2.9% of the net assets of the Fund.

(B)	Securities held through a Mauritius Subsidiary.
(C)
Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration normally to qualified institutions. On September 30, 2017, the value of these securities amounted to $28,569 (000), representing 1.8% of the net assets of the Fund.

(D)	Level 3 security in accordance with fair value hierarchy.
(E)	Security is considered illiquid. The total market value of such security as of September 30, 2017, was $7,851 (000) and represented 0.5% of the net assets of the Fund.

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 117

consolidated schedule of investments
September 30, 2017
City National Rochdale Emerging Markets Fund (concluded)

ADR — American Depositary Receipt
Cl — Class
MYR — Malaysian Ringgit
NVDR — Non Voting Depositary Receipt
THB — Thai Baht

The following is a list of the inputs used as of September 30, 2017, in valuing the Fund’s investments carried at value (000):

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stock	$1,368,053	$—	$7,851	$1,375,904
Participatory Notes	—	41,747	—	41,747
Warrants	—	488	—	488
Short-Term Investment	81,121	—	—	81,121
Total Investments in Securities	$1,449,174	$42,235	$7,851	$1,499,260

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value as of September 30, 2017:

Investments in Common Stock (000)
Beginning balance as of 10/1/16	$8,360
Accrued discounts/premiums	—
Realized gain/(loss)	—
Change in unrealized appreciation/(depreciation)	(509)
Purchases	—
Sales/paydowns	—
Transfers into Level 3	—
Transfers out of Level 3	—
Ending balance as of 9/30/17	$7,851
Changes in unrealized gains/(losses) included in earnings related to securities still held at reporting date	$(509)

The following table summarizes the quantitative inputs and assumptions used for items categorized as material Level 3 investments that are not valued via one or more broker quotes as of September 30, 2017. The disclosures below also include qualitative information on the sensitivity of the fair value measurements to changes in the significant unobservable inputs.

	Fair Value at September 30, 2017 (000)	Valuation Techniques
Common Stock	$7,851	Discounted from the Last Traded Price

		Observable Inputs
		Last Traded Price

		Unobservable Inputs	Discount Range
		Discount Rate	25%

The unobservable inputs used to determine fair value of recurring Level 3 assets may have similar or diverging impacts on valuation. Significant increases and decreases in these inputs in isolation and the interrelationships between them could result in significantly higher or lower fair value measurements.

For the year ended September 30, 2017, there have been no transfers between any of the fair value hierarchy levels. Transfers between Levels are recognized at period end.

The following is a summary of the transactions with affiliates for the year ended September 30, 2017:

City National Rochdale Government Money Market Fund, Class I (000)
Beginning balance as of 10/1/16	$24,145
Purchases at Cost	99,908
Proceeds from Sales	(124,053)
Unrealized Gain (Loss)	—
Realized Gain (Loss)	—
Ending balance as of 9/30/17	$—
Dividend Income	$16

Amounts designated as “—“ are either $0 or have been rounded to $0.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in the Notes to Financial Statements.

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 118

statements of assets and liabilities (000)
September 30, 2017

	City National Rochdale Government Money Market Fund	City National Rochdale Government Bond Fund	City National Rochdale Corporate Bond Fund	City National Rochdale California Tax Exempt Bond Fund
ASSETS:
Cost of securities (including affiliated investments and repurchase agreements)	$4,244,610	$98,490	$135,221	$89,074
Investments in securities, at value	$3,397,610	$98,291	$133,097	$90,130
Affiliated investments, at value	—	—	—	531
Repurchase agreements, at value	847,000	—	3,000	—
Cash	—	9	—	—
Dividend and interest receivable	1,006	316	1,013	904
Receivable for capital shares sold	—	167	315	192
Prepaid expenses	83	3	2	1
Total Assets	$4,245,699	$98,786	$137,427	$91,758

LIABILITIES:
Payable for income distributions	442	28	168	77
Payable for capital shares redeemed	—	49	38	2
Payable for investment securities purchased	—	—	—	1,830
Investment advisory fees payable	1,679	20	29	2
Shareholder servicing and distribution fees payable	965	13	29	31
Administrative fees payable	74	15	15	14
Accrued expenses	326	19	45	23
Total Liabilities	3,486	144	324	1,979
Net Assets	$4,242,213	$98,642	$137,103	$89,779

Net Assets:
Paid-in Capital (unlimited authorization — $0.01 par value)	$4,242,206	$98,752	$137,433	$88,472
Undistributed net investment income	—	29	4	4
Accumulated net realized gain (loss) on investments	7	60	(1,210)	(284)
Net unrealized appreciation (depreciation) on investments	—	(199)	876	1,587
Net Assets	$4,242,213	$98,642	$137,103	$89,779

Institutional Class Shares:
Net Assets ($Dollars)	$—	$39,987,981	$—	$—
Total shares outstanding at end of year	—	3,815,466	—	—
Net asset value, offering and redemption price per share
(net assets ÷ shares outstanding)	$—	$10.48	$—	$—

Class N Shares:
Net Assets ($Dollars)	$1,099,004,904	$1,743,137	$5,625,681	$9,344,074
Total shares outstanding at end of year	1,098,997,133	166,114	539,427	877,867
Net asset value, offering and redemption price per share
(net assets ÷ shares outstanding)	$1.00	$10.49	$10.43	$10.64

Class S Shares:
Net Assets ($Dollars)	$841,246,244	$—	$—	$—
Total shares outstanding at end of year	841,246,141	—	—	—
Net asset value, offering and redemption price per share
(net assets ÷ shares outstanding)	$1.00	$—	$—	$—

Servicing Class Shares:
Net Assets ($Dollars)	$2,301,961,847	$56,910,810	$131,476,933	$80,435,169
Total shares outstanding at end of year	2,301,962,858	5,432,338	12,628,331	7,580,940
Net asset value, offering and redemption price per share
(net assets ÷ shares outstanding)	$1.00	$10.48	$10.41	$10.61

Amounts designated as “—” are either $0 or have been rounded to $0.

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 119

statements of assets and liabilities (000)/ consolidated statement of assets and liabilities (000)
September 30, 2017

	City National Rochdale Municipal High Income Fund	City National Rochdale High Yield Bond Fund	City National Rochdale Intermediate Fixed Income Fund	City National Rochdale Fixed Income Opportunities Fund
ASSETS:
Cost of securities (including repurchase agreements)	$1,138,090	$73,348	$242,345	$2,647,339
Investments in securities, at value	$1,166,419	$73,094	$244,732	$2,668,395
Repurchase agreements, at value	—	—	—	75,000
Cash	—	2	—	3,735
Foreign currency	—	—	—	1,705	(1)
Dividend and interest receivable	16,130	1,292	1,729	31,268
Foreign tax reclaim receivable	—	2	—	312
Receivable for capital shares sold	2,295	220	264	5,583
Receivable for investment securities sold	—	264	—	19,551
Unrealized gain on forward foreign currency contracts	—	10	—	2,503
Prepaid expenses	18	1	6	42
Total Assets	$1,184,862	$74,885	$246,731	$2,808,094

LIABILITIES:
Payable for investment securities purchased	5,289	728	—	63,904
Payable for income distributions	2,131	81	—	—
Payable for capital shares redeemed	416	29	25	331
Unrealized loss on forward foreign currency contracts	—	13	—	993
Investment advisory fees payable	482	36	77	1,075
Shareholder servicing and distribution fees payable	387	10	100	1,120
Administrative fees payable	28	14	17	48
Accrued expenses	112	27	32	375
Total Liabilities	$8,845	$938	$251	$67,846
Net Assets	$1,176,017	$73,947	$246,480	$2,740,248

NET ASSETS:
Paid-in Capital (unlimited authorization — $0.01 par value)	$1,167,397	$79,105	$244,391	$2,784,305
Undistributed (Distributions in excess of) net investment income	1,697	69	94	(76,057)
Accumulated net realized gain (loss) on investments	(21,406)	(4,971)	(392)	6,092
Net unrealized appreciation (depreciation) on:
Investments	28,329	(254)	2,387	24,430
Forward foreign currency contracts, foreign currencies and translation of other assets and liabilities denominated in foreign currencies	—	(2)	—	1,478
Net Assets	$1,176,017	$73,947	$246,480	$2,740,248

Institutional Class Shares:
Net Assets ($Dollars)	$—	$40,698,117	$4,589,126	$—
Total shares outstanding at end of year	—	5,050,529	175,307	—
Net asset value, offering and redemption price per share
(net assets ÷ shares outstanding)	$—	$8.06	$26.18	$—

Class N Shares:
Net Assets ($Dollars)	$686,922,118	$16,705,260	$241,890,688	$2,740,248,090
Total shares outstanding at end of year	63,836,890	2,073,159	9,243,249	106,165,938
Net asset value, offering and redemption price per share
(net assets ÷ shares outstanding)	$10.76	$8.06	$26.17	$25.81

Servicing Class Shares:
Net Assets ($Dollars)	$489,094,508	$16,543,683	$—	$—
Total shares outstanding at end of year	45,432,297	2,054,078	—	—
Net asset value, offering and redemption price per share
(net assets ÷ shares outstanding)	$10.77	$8.05	$—	$—

Amounts designated as “—” are either $0 or have been rounded to $0.

(1)	Cost of foreign currency $1,705 (000).

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 120

statements of assets and liabilities (000)/ consolidated statement of assets and liabilities (000)
September 30, 2017

	City National Rochdale Dividend & Income Fund	City National Rochdale U.S. Core Equity Fund		City National Rochdale Emerging Markets Fund
ASSETS:
Cost of securities	$195,009	$182,231		$1,066,599
Investments in securities, at value	$253,144	$257,226		$1,499,260
Cash	18	—		—
Foreign currency	—	—		71,786 (1)
Dividend and interest receivable	648	192		1,682
Receivable for investment securities sold	—	—		1,700
Foreign tax reclaim receivable	15	2		11
Receivable for capital shares sold	262	338		5,123
Prepaid expenses	4	4		20
Total Assets	254,091	257,762		1,579,582

LIABILITIES:
Payable for investment securities purchased	—	—		14,147
Payable for capital shares redeemed	229	80		439
Investment advisory fees payable	142	84		1,287
Shareholder servicing and distribution fees payable	104	78		712
Administrative fees payable	16	17		34
Line of credit	363	—		—
Accrued foreign capital gains tax on appreciated securities	—	—		10
Accrued expenses	28	28		221
Total Liabilities	882	287		16,850
Net Assets	$253,209	$257,475		$1,562,732

NET ASSETS:
Paid-in Capital (unlimited authorization — $0.01 par value)	$185,522	$181,667		$1,116,029
Undistributed (Distributions in excess of) net investment income	(14)	68		(1,814)
Accumulated net realized gain (loss) on investments and foreign currency	9,566	745		15,836
Net unrealized appreciation (depreciation) on:
Investments	58,135	74,995		432,661
Forward foreign currency contracts, foreign currencies and translation of other assets and liabilities denominated in foreign currencies	—	—		30
Accumulated foreign capital gains tax on appreciated securities	—	—		(10)
Net Assets	$253,209	$257,475		$1,562,732

Institutional Class Shares:
Net Assets ($Dollars)	$—	$16,835		$—
Total shares outstanding at end of year	—	1,063		—
Net asset value, offering and redemption price per share
(net assets ÷ shares outstanding)	$—	$15.83	*	$—

Class N Shares:
Net Assets ($Dollars)	$253,209,211	$127,086,287		$175,874,776
Total shares outstanding at end of year	6,268,170	8,112,975		3,338,344
Net asset value, offering and redemption price per share
(net assets ÷ shares outstanding)	$40.40	$15.66		$52.68

Servicing Class Shares:
Net Assets ($Dollars)	$—	$130,372,100		$—
Total shares outstanding at end of year	—	8,310,579		—
Net asset value, offering and redemption price per share
(net assets ÷ shares outstanding)	$—	$15.69		$—

Class Y Shares:
Net Assets ($Dollars)	$—	$—		$1,386,857,679
Total shares outstanding at end of year	—	—		26,262,975
Net asset value, offering and redemption price per share
(net assets ÷ shares outstanding)	$—	$—		$52.81

Amounts designated as “—” are either $0 or have been rounded to $0.

(1)	Cost of foreign currency $74,827 (000).
*	Net assets divided by total share outstanding do not calculate to the stated net asset value because net assets and total shares outstanding amounts are shown rounded.

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 121

statements of operations (000)
For the year ended September 30, 2017

	City National Rochdale Government Money Market Fund	City National Rochdale Government Bond Fund	City National Rochdale Corporate Bond Fund	City National Rochdale California Tax Exempt Bond Fund
INVESTMENT INCOME:
Dividend Income	$—	$6	$208	$4
Dividend Income from Affiliated Investments	—	—	1	34
Interest Income	35,397	1,914	3,153	1,837
Foreign Taxes Withheld	—	—	(2)	—
Total Investment Income	35,397	1,920	3,360	1,875

EXPENSES:
Investment Advisory Fees	13,294	568	527	254
Shareholder Servicing Fees — Class N(1)	16,738	9	25	44
Shareholder Servicing Fees — Class S(1)	6,927	—	—	—
Shareholder Servicing Fees — Servicing Class	2,866	193	317	213
Administration Fees	969	180	180	174
Transfer Agent Fees	387	10	10	7
Trustee Fees	178	32	32	31
Professional Fees	336	20	21	18
Custody Fees	207	6	12	4
Registration Fees	262	7	6	5
Printing Fees	105	3	3	2
Insurance and Other Expenses	242	11	37	21
Total Expenses	42,511	1,039	1,170	773
Recovery of Investment Advisory Fees Previously Waived(2)	5,520	—	—	—
Less, Waivers and/or Reimbursements of:
Investment Advisory Fees	—	(136)	(156)	(158)
Shareholder Servicing Fees — Class N(1)	(11,716)	—	—	—
Shareholder Servicing Fees — Class S(1)	(5,226)	—	—	—
Shareholder Servicing Fees — Servicing Class	(619)	—	—	—
Net Expenses	30,470	903	1,014	615

Net Investment Income	4,927	1,017	2,346	1,260
Net Realized Gain (Loss):
Investments	7	170	117	(237)
Affiliated Investments	—	—	—	(48)
Net Change in Unrealized Appreciation (Depreciation) on:
Investments	—	(1,758)	(1,287)	(756)
Affiliated Investments	—	—	—	(55)
Net Increase (Decrease) in Net Assets Resulting from Operations	$4,934	$(571)	$1,176	$164

(1)	Includes class specific distribution expenses.
(2)	See Note 4 for advisory fees recovered.

Amounts designated as “—” are either $0 or have been rounded to $0.

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 122

statements of operations (000)/ consolidated statement of operations (000)
For the year ended September 30, 2017

	City National Rochdale Municipal High Income Fund	City National Rochdale High Yield Bond Fund	City National Rochdale Intermediate Fixed Income Fund	City National Rochdale Fixed Income Opportunities Fund
INVESTMENT INCOME:
Dividend Income	$249	$9	$765	$2,206
Dividend Income from Affiliated Investments	15	—	1	—
Interest Income	51,415	4,834	6,762	147,446
Less: Foreign Taxes Withheld	—	—	(3)	(39)
Total Investment Income	51,679	4,843	7,525	149,613

EXPENSES:
Investment Advisory Fees	5,406	452	1,016	12,179
Shareholder Servicing Fees — Class N(1)	3,168	89	1,246	12,179
Shareholder Servicing Fees — Servicing Class	1,119	43	—	—
Administration Fees	331	171	199	622
Transfer Agent Fees	81	6	19	183
Trustee Fees	60	31	36	109
Professional Fees	82	17	28	278
Custody Fees	42	12	10	482
Registration Fees	47	4	11	107
Printing Fees	24	2	5	57
Insurance and Other Expenses	150	32	30	325
Total Expenses	10,510	859	2,600	26,521
Recovery of Investment Advisory Fees Previously Waived(2)	—	—	—	222
Less, Waivers of:
Investment Advisory Fees	—	—	(59)	—
Net Expenses	10,510	859	2,541	26,743

Net Investment Income	41,169	3,984	4,984	122,870
Net Realized Gain (Loss) from:
Securities Transactions	(14,443)	595	787	51,518
Purchased Options	—	—	—	(1)
Forward Foreign Currency Contracts	—	64	—	(5,586)
Foreign Currency Transactions	—	(105)	—	(9,877)
Net Change in Unrealized Appreciation (Depreciation) on:
Investments	(21,106)	1,715	(4,620)	26,066
Purchased Options	—	—	—	1
Forward Foreign Currency Contracts	—	(10)	—	1,620
Foreign Currency Translations	—	1	—	(65)
Net Increase in Net Assets Resulting from Operations	$5,620	$6,244	$1,151	$186,546

(1)	Includes class specific distribution expenses.
(2)	See Note 4 for advisory fees recovered.

Amounts designated as “—” are either $0 or have been rounded to $0.

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 123

statements of operations (000)/ consolidated statement of operations (000)
For the year ended September 30, 2017

	City National Rochdale Dividend & Income Fund	City National Rochdale U.S. Core Equity Fund	City National Rochdale Emerging Markets Fund
INVESTMENT INCOME:
Dividend Income	$8,462	$4,070	$18,981
Dividend Income from Affiliated Investments	2	1	16
Interest Income	17	7	26
Less: Foreign Taxes Withheld	(6)	(13)	(809)
Total Investment Income	8,475	4,065	18,214

EXPENSES:
Investment Advisory Fees	1,225	940	12,161
Shareholder Servicing Fees — Class N(1)	1,225	583	638
Shareholder Servicing Fees — Servicing Class(1)	—	296	—
Shareholder Servicing Fees — Class Y(1)	—	—	2,721
Administration Fees	198	196	353
Transfer Agent Fees	18	18	92
Trustee Fees	36	35	63
Professional Fees	28	27	103
Custody Fees	10	10	484
Registration Fees	11	10	45
Printing Fees	6	5	30
Insurance and Other Expenses	14	12	190
Total Expenses	2,771	2,132	16,880
Net Expenses	2,771	2,132	16,880

Net Investment Income	5,704	1,933	1,334
Net Realized Gain (Loss) from:
Securities Transactions	7,992	1,991	40,766
Foreign Currency Transactions	—	—	(1,112)
Net Change in Unrealized Appreciation (Depreciation) on:
Investments	(2,636)	37,144	273,424
Foreign Currency Translations	—	—	(139)
Foreign Capital Gains Tax	—	—	(10)
Net Increase in Net Assets Resulting from Operations	$11,060	$41,068	$314,263

(1)	Includes class specific distribution expenses.

Amounts designated as “—” are either $0 or have been rounded to $0.

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 124

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CITY NATIONAL ROCHDALE FUNDS | PAGE 125

statements of changes in net assets (000)
For the years ended September 30,

	City National Rochdale Government Money Market Fund		City National Rochdale Government Bond Fund
	2017	2016	2017	2016
OPERATIONS:
Net Investment Income	$4,927	$896	$1,017	$1,032
Net Realized Gain (Loss) from Security Transactions	7	—	170	255
Net Change in Unrealized Appreciation (Depreciation) on Investments and Affiliated Investments	—	—	(1,758)	111
Net Increase (Decrease) in Net Assets Resulting from Operations	4,934	896	(571)	1,398

DIVIDENDS AND DISTRIBUTIONS FROM:
Net Investment Income:
Institutional Class	—	—	(518)	(553)
Class N	(1,583)	(649)	(9)	(6)
Class S	(555)	(154)	—	—
Servicing Class	(2,789)	(94)	(571)	(556)
Realized Capital Gains:
Institutional Class	—	—	(42)	—
Class N	—	—	(1)	—
Servicing Class	—	—	(52)	—
Total Dividends and Distributions	(4,927)	(897)	(1,193)	(1,115)

CAPITAL SHARE TRANSACTIONS:(1)
Institutional Class:
Shares Issued	—	—	7,014	15,023
Shares Issued in Lieu of Dividends and Distributions	—	—	557	553
Shares Redeemed	—	—	(32,811)	(7,967)
Increase (Decrease) in Net Assets from Institutional Class Share Transactions	—	—	(25,240)	7,609

Class N:
Shares Issued	4,345,705	5,798,518	1,013	245
Shares Issued in Lieu of Dividends and Distributions	1,332	550	6	3
Shares Redeemed	(7,118,824)	(4,887,064)	(711)	(690)
Increase (Decrease) in Net Assets from Class N Share Transactions	(2,771,787)	912,004	308	(442)

Class S:
Shares Issued	2,288,322	2,017,973	—	—
Shares Issued in Lieu of Dividends and Distributions	—	—	—	—
Shares Redeemed	(2,330,002)	(1,803,230)	—	—
Increase (Decrease) in Net Assets from Class S Share Transactions	(41,680)	214,743	—	—

Servicing Class:
Shares Issued	4,547,446	2,473,708	18,242	20,079
Shares Issued in Lieu of Dividends and Distributions	1,557	3	254	272
Shares Redeemed	(3,229,008)	(1,800,335)	(43,816)	(27,963)
Increase (Decrease) in Net Assets from Servicing Class Share Transactions	1,319,995	673,376	(25,320)	(7,612)

Net Increase (Decrease) in Net Assets from Share Transactions	(1,493,472)	1,800,123	(50,252)	(445)
Total Increase (Decrease) in Net Assets	(1,493,465)	1,800,122	(52,016)	(162)

NET ASSETS:
Beginning of Year	5,735,678	3,935,556	150,658	150,820
End of Year	$4,242,213	$5,735,678	$98,642	$150,658
Undistributed net investment income	$—	$—	$29	$—

(1)	See Note 8 for shares issued and redeemed.

Amounts designated as “—” are either $0 or have been rounded to $0.

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 126

City National Rochdale Corporate Bond Fund		City National Rochdale California Tax Exempt Bond Fund		City National Rochdale Municipal High Income Fund
2017	2016	2017	2016	2017	2016

$2,346	$2,271	$1,260	$1,330	$41,169	$32,575
117	(1,132)	(285)	591	(14,443)	(7,503)
(1,287)	2,206	(811)	434	(21,106)	41,554
1,176	3,345	164	2,355	5,620	66,626

—	—	—	—	—	—
(76)	(59)	(97)	(121)	(22,943)	(17,013)
—	—	—	—	—	—
(2,271)	(2,212)	(1,164)	(1,207)	(17,313)	(14,761)

—	—	—	—	—	—
—	(10)	(47)	(4)	—	(88)
—	(300)	(540)	(32)	—	(73)
(2,347)	(2,581)	(1,848)	(1,364)	(40,256)	(31,935)

—	—	—	—	—	—
—	—	—	—	—	—
—	—	—	—	—	—
—	—	—	—	—	—

2,779	1,049	5,211	7,217	272,975	251,922
47	47	87	60	13,377	10,334
(950)	(1,738)	(3,295)	(11,347)	(174,843)	(68,453)
1,876	(642)	2,003	(4,070)	111,509	193,803

—	—	—	—	—	—
—	—	—	—	—	—
—	—	—	—	—	—
—	—	—	—	—	—

34,383	28,449	24,846	26,329	161,767	141,729
226	192	245	108	2,061	1,137
(26,711)	(36,068)	(33,769)	(23,113)	(103,735)	(31,971)
7,898	(7,427)	(8,678)	3,324	60,093	110,895

9,774	(8,069)	(6,675)	(746)	171,602	304,698
8,603	(7,305)	(8,359)	245	136,966	339,389

128,500	135,805	98,138	97,893	1,039,051	699,662
$137,103	$128,500	$89,779	$98,138	$1,176,017	$1,039,051
$4	$1	$4	$5	$1,697	$1,095

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 127

statements of changes in net assets/ consolidated statement of changes in net assets (000)
For the years ended September 30,

	City National Rochdale High Yield Bond Fund		City National Rochdale Intermediate Fixed Income Fund
	2017	2016	2017	2016
OPERATIONS:
Net Investment Income	$3,984	$4,754	$4,984	$5,187
Net Realized Gain (Loss) from:
Security Transactions and Purchased Options	595	(5,252)	787	(771)
Foreign Currency Transactions	(41)	81	—	—
Net Change in Unrealized Appreciation (Depreciation) on:
Investments, Affiliated Investments and Purchased Options	1,715	7,095	(4,620)	5,455
Foreign Currency Translations	(9)	1	—	—
Foreign Capital Gains Tax	—	—	—	—
Net Increase in Net Assets Resulting from Operations	6,244	6,679	1,151	9,871

DIVIDENDS AND DISTRIBUTIONS FROM:
Net Investment Income:
Institutional Class	(2,085)	(2,453)	(109)	(229)
Class N	(841)	(1,193)	(4,851)	(4,999)
Servicing Class	(866)	(1,362)	—	—
Class Y	—	—	—	—
Realized Capital Gains:
Institutional Class	—	—	—	—
Class N	—	—	—	—
Servicing Class	—	—	—	—
Class Y	—	—	—	—
Return of Capital:
Class N	—	—	—	—
Total Dividends and Distributions	(3,792)	(5,008)	(4,960)	(5,228)

CAPITAL SHARE TRANSACTIONS:(1)
Institutional Class:
Shares Issued	6,135	5,639	549	4,239
Shares Issued in Lieu of Dividends and Distributions	2,071	2,367	56	177
Shares Redeemed	(9,514)	(6,783)	(3,145)	(12,885)
Increase (Decrease) in Net Assets from Institutional Class Share Transactions	(1,308)	1,223	(2,540)	(8,469)

Class N:
Shares Issued	3,545	6,488	46,407	62,311
Shares Issued in Lieu of Dividends and Distributions	436	600	4,533	4,709
Shares Redeemed	(6,360)	(10,001)	(58,443)	(73,449)
Increase (Decrease) in Net Assets from Class N Share Transactions	(2,379)	(2,913)	(7,503)	(6,429)

Servicing Class:
Shares Issued	4,197	15,267	—	—
Shares Issued in Lieu of Dividends and Distributions	232	363	—	—
Shares Redeemed	(7,082)	(24,287)	—	—
Increase (Decrease) in Net Assets from Servicing Class Share Transactions	(2,653)	(8,657)	—	—

Class Y:
Shares Issued	—	—	—	—
Shares Issued in Lieu of Dividends and Distributions	—	—	—	—
Shares Redeemed	—	—	—	—
Increase (Decrease) in Net Assets from Class Y Share Transactions	—	—	—	—
Net Increase (Decrease) in Net Assets from Share Transactions	(6,340)	(10,347)	(10,043)	(14,898)
Total Increase (Decrease) in Net Assets	(3,888)	(8,676)	(13,852)	(10,255)

NET ASSETS:
Beginning of Year	77,835	86,511	260,332	270,587
End of Year	$73,947	$77,835	$246,480	$260,332
Undistributed (distribution in excess of) net investment income	$69	$(67)	$94	$52

(1)	See Note 8 for shares issued and redeemed.
(2)	Class Y commenced operations on June 1, 2016.
(3)	Includes transfer from Class N to Class Y of $692,420 (000).

Amounts designated as “—” are either $0 or have been rounded to $0.

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 128

City National Rochdale Fixed Income Opportunities Fund		City National Rochdale Dividend & Income Fund		City National Rochdale U.S. Core Equity Fund		City National Rochdale Emerging Markets Fund (2)
2017	2016	2017	2016	2017	2016	2017	2016

$122,870	$94,069	$5,704	$5,245	$1,933	$1,522	$1,334	$2,049

51,517	(42,394)	7,992	824	1,991	8,913	40,766	(15,955)
(15,463)	5,529	—	—	—	—	(1,112)	(1,573)

26,067	96,056	(2,636)	30,072	37,144	7,967	273,424	149,893
1,555	(478)	—	—	—	—	(139)	766
—	—	—	—	—	—	(10)	—
186,546	152,782	11,060	36,141	41,068	18,402	314,263	135,180

—	—	—	—	—	—	—	—
(145,340)	(131,462)	(6,846)	(5,466)	(810)	(636)	(178)	(228)
—	—	—	—	(1,099)	(923)	—	—
—	—	—	—	—	—	(2,287)	—

—	—	—	—	(1)	—	—	—
—	—	—	(164)	(4,736)	(710)	—	—
—	—	—	—	(4,806)	(739)	—	—
—	—	—	—	—	—	—	—

—	—	—	(823)	—	—	—	—
(145,340)	(131,462)	(6,846)	(6,453)	(11,452)	(3,008)	(2,465)	(228)

—	—	—	—	—	—	—	—
—	—	—	—	1	—	—	—
—	—	—	—	—	(7,205)	—	—
—	—	—	—	1	(7,205)	—	—

810,702	813,637	70,855	73,266	17,564	16,276	139,570	360,912
107,788	97,392	4,498	4,329	4,871	1,151	155	162
(382,028)	(411,723)	(63,315)	(58,011)	(18,854)	(18,823)	(107,632)	(1,043,367	)(3)
536,462	499,306	12,038	19,584	3,581	(1,396)	32,093	(682,293)

—	—	—	—	27,687	23,794	—	—
—	—	—	—	303	41	—	—
—	—	—	—	(23,547)	(24,637)	—	—
—	—	—	—	4,443	(802)	—	—

—	—	—	—	—	—	370,807	874,121	(3)
—	—	—	—	—	—	1,673	—
—	—	—	—	—	—	(146,903)	(17,698)
—	—	—	—	—	—	225,577	856,423
536,462	499,306	12,038	19,584	8,025	(9,403)	257,670	174,130
577,668	520,626	16,252	49,272	37,641	5,991	569,468	309,082

2,162,580	1,641,954	236,957	187,685	219,834	213,843	993,264	684,182
$2,740,248	$2,162,580	$253,209	$236,957	$257,475	$219,834	$1,562,732	$993,264
$(76,057)	$(39,650)	$(14)	$(12)	$68	$34	$(1,814)	$419

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 129

consolidated statement of cash flows (000)
For the year ended September 30, 2017

City National Rochdale Fixed Income Opportunities Fund
Cash Flows from Operating Activities:
Net increase in net assets from operations	$186,546
Adjustments to reconcile net increase in net assets resulting from operations to net cash used in operating activities:
Purchase of investment securities	(5,168,589)
Proceeds from disposition of investment securities	4,702,103
Amortization (accretion of market discount)	(15,514)
Premium payments	(19,664)
Net realized gain on investments	(51,517)
Net change in unrealized appreciation on investments	(26,067)
Net change in unrealized appreciation on currency	(9,051)

Changes in assets:
Dividend and interest receivable	(3,153)
Foreign tax reclaim receivable	(90)
Receivable for investment securities sold	37,896
Unrealized gain on forward foreign currency contracts	(2,397)
Prepaid expenses	(5)

Changes in liabilities:
Payable for investment securities purchased	(28,743)
Unrealized loss on forward foreign currency contracts	777
Investment advisory fees payable	243
Shareholder servicing and distribution fees payable	241
Administrative fees payable	9
Accrued expenses	(40)
Net cash used in operating activities	(397,015)

Cash Flows from Financing Activities:
Proceeds from shares issued	809,885
Cost of shares redeemed	(382,015)
Distributions	(37,552)
Net cash provided by financing activities	390,318
Net change in cash	(6,697)
Cash at beginning of year	12,137
Cash at end of year	$5,440

NON-Cash Financing Activities:
Reinvestments of dividends and distributions	$107,788

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 130

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CITY NATIONAL ROCHDALE FUNDS | PAGE 131

financial highlights
For a Share Outstanding Throughout Each Period For the year or period ended September 30,

	Net Asset Value Beginning of Period	Net Investment Income†		Net Realized and Unrealized Gains (Losses) on Securities†		Dividends from Net Investment Income	Distributions from Realized Capital Gains	Net Asset Value End of Period	Total Return‡	Net Assets End of Period (000)	Ratio of Expenses to Average Net Assets(1)(2)	Ratio of Net Investment Income to Average Net Assets(1)(2)	Ratio of Expenses to Average Net Assets (Excluding Waivers & Recovered Fees)(1)	Portfolio Turnover Rate
City National Rochdale Government Money Market Fund
Class N (commenced operations on June 21, 1999)
2017	$1.00	$0.001		$0.000	*	$(0.001)	$—	$1.00	0.06%	$1,099,005	0.60%	0.05%	0.86%	—%
2016	1.00	0.000	*	0.000	*	(0.000)*	—	1.00	0.02	3,870,786	0.30	0.02	0.86	—
2015	1.00	0.000	*	0.000	*	(0.000)*	—	1.00	0.01	2,958,782	0.10	0.01	0.87	—
2014	1.00	0.000	*	0.000	*	(0.000)*	—	1.00	0.01	3,174,351	0.08	0.01	0.88	—
2013	1.00	0.000	*	0.000	*	(0.000)*	—	1.00	0.01	3,040,396	0.13	0.01	0.97	—
Class S (commenced operations on October 6, 1999)
2017	$1.00	$0.001		$0.000	*	$(0.001)	$—	$1.00	0.06%	$841,246	0.67%	0.06%	1.06%	—%
2016	1.00	0.000	*	0.000	*	(0.000)*	—	1.00	0.02	882,925	0.31	0.02	1.06	—
2015	1.00	0.000	*	0.000	*	(0.000)*	—	1.00	0.01	668,183	0.10	0.01	1.07	—
2014	1.00	0.000	*	0.000	*	(0.000)*	—	1.00	0.01	705,932	0.08	0.01	1.08	—
2013	1.00	0.000	*	0.000	*	(0.000)*	—	1.00	0.01	475,151	0.12	0.01	1.11	—
Servicing Class (commenced operations on April 3, 2000)^^
2017	$1.00	$0.002		$0.000	*	$(0.002)	$—	$1.00	0.17%	$2,301,962	0.53%	0.24%	0.56%	—%
2016	1.00	0.000	*	0.000	*	(0.000)*	—	1.00	0.02	981,967	0.31	0.02	0.56	—
2015	1.00	0.000	*	0.000	*	(0.000)*	—	1.00	0.01	308,591	0.10	0.01	0.57	—
2014	1.00	0.000	*	0.000	*	(0.000)*	—	1.00	0.01	211,958	0.08	0.01	0.58	—
2013	1.00	0.000	*	0.000	*	(0.000)*	—	1.00	0.01	128,423	0.12	0.01	0.61	—
City National Rochdale Government Bond Fund
Institutional Class (commenced operations on February 1, 2012)
2017	$10.61	$0.10		$(0.12)		$(0.10)	$(0.01)	$10.48	(0.18)%	$39,988	0.53%	0.90%	0.63%	55%
2016	10.59	0.09		0.02		(0.09)	—	10.61	1.09	66,021	0.53	0.84	0.58	37
2015	10.49	0.06		0.10		(0.06)	—	10.59	1.55	58,301	0.53	0.59	0.57	37
2014	10.47	0.06		0.02		(0.06)	—	10.49	0.80	56,722	0.53	0.59	0.57	59
2013	10.73	0.11		(0.23)		(0.14)	—	10.47	(1.11)	56,351	0.54	1.03	0.52	28
Class N (commenced operations on April 13, 2000)
2017	$10.62	$0.05		$(0.12)		$(0.05)	$(0.01)	$10.49	(0.68)%	$1,743	1.03%	0.43%	1.13%	55%
2016	10.60	0.03		0.03		(0.04)	—	10.62	0.58	1,453	1.03	0.33	1.08	37
2015	10.51	0.01		0.09		(0.01)	—	10.60	0.95	1,895	1.03	0.08	1.07	37
2014	10.49	0.01		0.02		(0.01)	—	10.51	0.29	2,027	1.03	0.10	1.07	59
2013	10.75	0.04		(0.21)		(0.09)	—	10.49	(1.60)	2,505	1.03	0.38	1.02	28
Servicing Class (commenced operations on January 14, 2000)
2017	$10.60	$0.07		$(0.10)		$(0.08)	$(0.01)	$10.48	(0.34)%	$56,911	0.78%	0.68%	0.88%	55%
2016	10.58	0.06		0.03		(0.07)	—	10.60	0.84	83,184	0.78	0.59	0.83	37
2015	10.49	0.04		0.09		(0.04)	—	10.58	1.21	90,624	0.78	0.33	0.82	37
2014	10.47	0.04		0.02		(0.04)	—	10.49	0.54	113,485	0.78	0.34	0.82	59
2013	10.72	0.07		(0.20)		(0.12)	—	10.47	(1.26)	114,953	0.79	0.62	0.77	28
City National Rochdale Corporate Bond Fund
Class N (commenced operations on April 13, 2000)
2017	$10.52	$0.16		$(0.09)		$(0.16)	$—	$10.43	0.68%	$5,626	1.01%	1.53%	1.13%	26%
2016	10.45	0.16		0.08		(0.15)	(0.02)	10.52	2.39	3,783	1.01	1.52	1.09	30
2015	10.67	0.15		(0.14)		(0.15)	(0.08)	10.45	0.14	4,411	1.01	1.42	1.07	32
2014	10.71	0.14		0.03		(0.14)	(0.07)	10.67	1.64	4,008	1.01	1.32	1.07	37
2013	10.91	0.16		(0.10)		(0.17)	(0.09)	10.71	0.49	3,100	1.00	1.51	1.00	29
Servicing Class (commenced operations on January 14, 2000)
2017	$10.51	$0.19		$(0.10)		$(0.19)	$—	$10.41	0.84%	$131,477	0.76%	1.79%	0.88%	26%
2016	10.44	0.18		0.09		(0.18)	(0.02)	10.51	2.69	124,717	0.76	1.75	0.84	30
2015	10.66	0.18		(0.14)		(0.18)	(0.08)	10.44	0.39	131,394	0.76	1.67	0.82	32
2014	10.70	0.17		0.03		(0.17)	(0.07)	10.66	1.89	142,766	0.76	1.57	0.82	37
2013	10.90	0.19		(0.11)		(0.19)	(0.09)	10.70	0.75	135,184	0.75	1.77	0.75	29

*	Amount represents less than $0.001.
†	Per share calculations are based on Average Shares outstanding throughout the period.
‡
Returns are for the period indicated and have not been annualized. Fee waivers are in effect; if they had not been in effect, performance would have been lower. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

^^	Effective November 28, 2012, Institutional Class Shares were redesignated as Servicing Class Shares. This share class name change had no impact on the Fund’s operations or investment policy.
(1)	Annualized for periods less than one year.
(2)	Ratio includes waivers and previously waived investment advisory fees recovered. The impact of the recovered fees may cause a higher net expense ratio.

Amounts designated as “—” are either $0 or have been rounded to $0.

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 132

	Net Asset Value Beginning of Period	Net Investment Income†	Net Realized and Unrealized Gains (Losses) on Securities†	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Net Asset Value End of Period	Total Return‡	Net Assets End of Period (000)	Ratio of Expenses to Average Net Assets(1)(2)	Ratio of Net Investment Income to Average Net Assets(1)(2)	Ratio of Expenses to Average Net Assets (Excluding Waivers & Recovered Fees)(1)	Portfolio Turnover Rate
City National Rochdale California Tax Exempt Bond Fund
Class N (commenced operations on April 13, 2000)
2017	$10.82	$0.12	$(0.12)	$(0.12)	$(0.06)	$10.64	0.05%	$9,344	0.88%	1.11%	1.05%	45%
2016	10.71	0.12	0.11	(0.12)	—^ ^	10.82	2.20	7,444	0.88	1.14	0.99	25
2015	10.74	0.12	0.02	(0.12)	(0.05)	10.71	1.30	11,386	0.88	1.10	1.00	10
2014	10.54	0.13	0.22	(0.13)	(0.02)	10.74	3.31	10,955	0.88	1.17	1.02	36
2013	10.86	0.18	(0.22)	(0.18)	(0.10)	10.54	(0.45)	8,197	0.87	1.64	0.86	34
Servicing Class (commenced operations on January 14, 2000)
2017	$10.79	$0.14	$(0.12)	$(0.14)	$(0.06)	$10.61	0.31%	$80,435	0.63%	1.36%	0.80%	45%
2016	10.68	0.15	0.11	(0.15)	—^ ^	10.79	2.48	90,694	0.63	1.39	0.74	25
2015	10.71	0.14	0.03	(0.15)	(0.05)	10.68	1.56	86,507	0.63	1.36	0.75	10
2014	10.51	0.15	0.22	(0.15)	(0.02)	10.71	3.58	70,698	0.63	1.43	0.77	36
2013	10.83	0.20	(0.22)	(0.20)	(0.10)	10.51	(0.20)	59,149	0.62	1.91	0.62	34
City National Rochdale Municipal High Income Fund
Class N (commenced operations on December 30, 2013)
2017	$11.14	$0.38	$(0.38)	$(0.38)	$—	$10.76	0.16%	$686,922	1.07%	3.62%	1.07%	50%
2016	10.67	0.41	0.46	(0.40)	—^ ^	11.14	8.34	595,221	1.04	3.76	1.04	28
2015	10.71	0.41	(0.04)	(0.41)	—	10.67	3.55	382,461	1.04	3.85	1.03	2
2014	10.00	0.32	0.71	(0.32)	—	10.71	10.38	201,200	1.08	4.02	1.08	1
Servicing Class (commenced operations on December 30, 2013)
2017	$11.14	$0.41	$(0.37)	$(0.41)	$—	$10.77	0.50%	$489,095	0.83%	3.87%	0.83%	50%
2016	10.68	0.44	0.45	(0.43)	—^ ^	11.14	8.50	443,830	0.79	4.01	0.79	28
2015	10.72	0.44	(0.04)	(0.44)	—	10.68	3.81	317,201	0.79	4.10	0.79	2
2014	10.00	0.34	0.72	(0.34)	—	10.72	10.68	220,851	0.83	4.27	0.84	1
City National Rochdale High Yield Bond Fund
Institutional Class (commenced operations on February 2, 2012)
2017	$7.80	$0.43	$0.24	$(0.41)	$—	$8.06	8.82%	$40,698	0.96%	5.46%	0.96%	59%
2016	7.58	0.47	0.24	(0.49)	—	7.80	9.88	40,701	0.83	6.39	0.89	69
2015	8.76	0.49	(0.77)	(0.49)	(0.41)	7.58	(3.47)	38,274	0.70	5.94	0.83	77
2014	8.59	0.53	0.19	(0.53)	(0.02)	8.76	8.49	40,639	0.70	5.98	0.78	59
2013	8.64	0.60	(0.05)	(0.60)	—	8.59	6.49	39,219	0.75	6.87	0.75	56
Class N (commenced operations on January 14, 2000)
2017	$7.80	$0.39	$0.24	$(0.37)	$—	$8.06	8.28%	$16,705	1.46%	4.95%	1.46%	59%
2016	7.58	0.45	0.23	(0.46)	—	7.80	9.44	18,513	1.23	6.02	1.30	69
2015	8.76	0.44	(0.76)	(0.45)	(0.41)	7.58	(3.94)	21,063	1.20	5.43	1.33	77
2014	8.59	0.49	0.18	(0.48)	(0.02)	8.76	7.95	26,166	1.20	5.49	1.28	59
2013	8.64	0.56	(0.05)	(0.56)	—	8.59	5.95	34,371	1.27	6.37	1.26	56
Servicing Class (commenced operations on January 14, 2000)
2017	$7.80	$0.41	$0.23	$(0.39)	$—	$8.05	8.42%	$16,544	1.21%	5.21%	1.21%	59%
2016	7.58	0.46	0.23	(0.47)	—	7.80	9.61	18,621	1.07	6.16	1.14	69
2015	8.76	0.47	(0.77)	(0.47)	(0.41)	7.58	(3.71)	27,174	0.95	5.67	1.08	77
2014	8.59	0.51	0.19	(0.51)	(0.02)	8.76	8.22	43,974	0.95	5.83	1.02	59
2013	8.63	0.58	(0.04)	(0.58)	—	8.59	6.35	88,949	0.99	6.58	0.99	56
City National Rochdale Intermediate Fixed Income Fund
Institutional Class (commenced operations on December 20, 2013)
2017	$26.56	$0.64	$(0.38)	$(0.64)	$—	$26.18	1.02%	$4,589	0.51%	2.43%	0.53%	20%
2016	26.12	0.63	0.45	(0.64)	—	26.56	4.20	7,249	0.51	2.38	0.51	25
2015	26.23	0.60	(0.11)	(0.60)	—	26.12	1.87	15,574	0.51	2.29	0.53	21
2014	25.89	0.53	0.33	(0.52)	—	26.23	3.35	8,784	0.51	2.57	0.52	28
Class N (commenced operations on December 31, 1999)
2017	$26.56	$0.51	$(0.39)	$(0.51)	$—	$26.17	0.48%	$241,891	1.01%	1.95%	1.03%	20%
2016	26.11	0.50	0.46	(0.51)	—	26.56	3.72	253,083	1.01	1.90	1.01	25
2015	26.23	0.47	(0.12)	(0.47)	—	26.11	1.34	255,013	1.01	1.79	1.03	21
2014	25.89	0.57	0.34	(0.57)	—	26.23	3.54	204,264	1.01	2.17	1.04	28
2013*	26.76	0.60	(0.85)	(0.62)	—	25.89	(0.96)	155,740	1.02	3.04	1.04	21
2012	25.68	0.95	1.08	(0.95)	—	26.76	7.99	130,359	1.13	3.59	1.12	26

*
For the nine months ended September 30, 2013, and the year or period ended December 31. Effective March 29, 2013, Rochdale Investment Trust’s Rochdale Intermediate Fixed Income Portfolio (the “Predecessor Fund”) was merged into City National Rochdale Funds’ City National Rochdale Intermediate Fixed Income Fund. Information presented for the period prior to March 29, 2013, is that of the respective Predecessor Fund, which had a December 31 fiscal year end.

†	Per share calculations are based on Average Shares outstanding throughout the period.
‡
Returns are for the period indicated and have not been annualized. Fee waivers are in effect; if they had not been in effect, performance would have been lower. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

^^	Amount represents less than $0.01.
(1)	Annualized for periods less than one year.
(2)	Ratio includes waivers and previously waived investment advisory fees recovered. The impact of the recovered fees may cause a higher net expense ratio.

Amounts designated as “—” are either $0 or have been rounded to $0.

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 133

financial highlights/consolidated financial highlights
For a Share Outstanding Throughout Each Period For the year or period ended September 30,

		Net Asset Value Beginning of Period	Net Investment Income†	Net Realized and Unrealized Gains (Losses) on Securities†	Redemption Fees†	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Distributions from Return of Capital	Net Asset Value End of Period	Total Return‡	Net Assets End of Period (000)	Ratio of Expenses to Average Net Assets(1)(2)		Ratio of Net Investment Income to Average Net Assets(1)(2)	Ratio of Expenses to Average Net Assets (Excluding Waivers & Recovered Fees)(1)		Portfolio Turnover Rate
City National Rochdale Fixed Income Opportunities Fund
Class N (commenced operations on July 1, 2009)
2017		$25.36	$1.30	$0.67	$—	$(1.52)	$—	$—	$25.81	7.99%	$2,740,248	1.10	%(6)	5.04%	1.09	%(6)	140%
2016		25.22	1.28	0.65	—	(1.79)	—	—	25.36	8.04	2,162,580	1.10	(5)	5.15	1.10	(5)	124
2015		27.19	1.34	(1.59)	—	(1.60)	(0.12)	—	25.22	(0.88)	1,641,954	1.10	(4)	5.08	1.12	(4)	73
2014		26.83	1.28	0.38	—	(1.17)	(0.13)	—	27.19	6.20	1,391,497	1.11	(3)	4.65	1.12	(3)	82
2013	*	27.20	1.28	(0.43)	—	(1.22)	—^	—	26.83	3.16	924,444	1.08		6.24	1.11		52
2012		26.16	1.70	1.04	—	(1.64)	(0.06)	—	27.20	10.70	654,095	1.12		6.29	1.12		41
City National Rochdale Dividend & Income Fund
Class N (commenced operations on June 1, 1999)
2017		$39.68	$0.94	$0.90	$—	$(1.12)	$—	$—	$40.40	4.66%	$253,209	1.13%		2.33%	1.13%		15%
2016		34.22	0.94	5.67	—	(0.97)	(0.03)	(0.15)	39.68	19.50	236,957	1.11		2.49	1.12		5
2015		35.08	0.94	(0.72)	—	(1.08)	—	—	34.22	0.53	187,685	1.11		2.60	1.13		13
2014		32.25	0.95	2.96	—	(1.08)	—	—	35.08	12.20	172,917	1.09		2.74	1.14		16
2013	*	29.07	0.62	3.37	—	(0.54)	—	(0.27)	32.25	13.74	155,807	1.16		2.55	1.19		17
2012		28.06	0.92	1.17	—	(0.92)	—	(0.16)	29.07	7.49	116,138	1.38		3.18	1.37		13
City National Rochdale U.S. Core Equity Fund
Institutional Class (commenced operations on December 3, 2012)
2017		$14.00	$0.17	$2.43	$—	$(0.17)	$(0.60)	$—	$15.83	19.40%	$17	0.53%		1.19%	0.53%		25%
2016		13.04	0.13	1.07	—	(0.15)	(0.09)	—	14.00	9.25	14	0.52		0.93	0.52		31
2015		14.21	0.11	0.13	—	(0.10)	(1.31)	—	13.04	1.79	6,870	0.52		0.79	0.52		32
2014		12.13	0.08	2.30	—	(0.08)	(0.22)	—	14.21	19.86	6,759	0.53		0.59	0.53		60
2013		10.00	0.14	2.08	—	(0.09)	—	—	12.13	22.23	—	0.00^		1.57	0.00^		32
Class N (commenced operations on December 3, 2012)
2017		$13.86	$0.10	$2.40	$—	$(0.10)	$(0.60)	$—	$15.66	18.81%	$127,086	1.03%		0.70%	1.03%		25%
2016		12.92	0.08	1.03	—	(0.08)	(0.09)	—	13.86	8.63	108,807	1.02		0.58	1.02		31
2015		14.09	0.04	0.14	—	(0.04)	(1.31)	—	12.92	1.31	102,753	1.02		0.29	1.02		32
2014		12.08	0.01	2.23	—	(0.01)	(0.22)	—	14.09	18.80	97,205	1.03		0.09	1.04		60
2013		10.00	0.05	2.08	—	(0.05)	—	—	12.08	21.33	66,145	0.99		0.52	0.99		32
Servicing Class (commenced operations on December 3, 2012)
2017		$13.88	$0.14	$2.40	$—	$(0.13)	$(0.60)	$—	$15.69	19.14%	$130,372	0.78%		0.95%	0.78%		25%
2016		12.93	0.11	1.04	—	(0.11)	(0.09)	—	13.88	8.97	111,013	0.77		0.83	0.77		31
2015		14.11	0.07	0.13	—	(0.07)	(1.31)	—	12.93	1.48	104,220	0.77		0.54	0.77		32
2014		12.09	0.05	2.24	—	(0.05)	(0.22)	—	14.11	19.15	103,246	0.78		0.34	0.79		60
2013		10.00	0.07	2.08	—	(0.06)	—	—	12.09	21.60	68,919	0.74		0.73	0.74		32
City National Rochdale Emerging Markets Fund
Class N (commenced operations on December 14, 2011)
2017		$41.67	$(0.05)	$11.13	$—	$(0.07)	$—	$—	$52.68	26.66%	$175,875	1.61%		(0.12)%	1.61%		24%
2016		35.38	0.04	6.26	—	(0.01)	—	—	41.67	17.81	112,388	1.61		0.11	1.62		15 ††
2015		38.90	0.09	(3.48)	—	(0.13)	—	—	35.38	(8.74)	684,182	1.61		0.21	1.65		34
2014		34.24	0.22	4.55	—	(0.11)	—	—	38.90	13.96	582,490	1.61		0.58	1.64		42
2013	*	32.31	0.33	1.60	—	—	—	—	34.24	5.97	294,040	1.62		1.31	1.69		25
2012		25.28	0.04	7.00	0.01	—	—	(0.02)	32.31	27.87	136,838	1.97		0.15	1.94		69
Class Y (commenced operations on June 1, 2016)
2017		$41.71	$0.06	$11.14	$—	$(0.10)	$—	$—	$52.81	26.95%	$1,386,857	1.36%		0.14%	1.36%		24%
2016		38.33	0.10	3.28	—	—	—	—	41.71	8.82	880,876	1.37		0.74	1.37		15 ††

*
For the nine months ended September 30, 2013, and the year or period ended December 31. Effective March 29, 2013, Rochdale Investment Trust’s Fixed Income Opportunities Portfolio, Rochdale Investment Trust’s Rochdale Dividend & Income Portfolio, and Rochdale Emerging Markets Portfolio (each a “Predecessor Fund”) were merged into City National Rochdale Funds’ City National Rochdale Fixed Income Opportunities Fund, City National Rochdale Funds’ City National Rochdale Dividend & Income Fund, and City National Rochdale Emerging Markets Fund, respectively. Information presented for the period prior to March 29, 2013, is that of the respective Predecessor Fund, which had a December 31 fiscal year end.

†	Per share calculations are based on Average Shares outstanding throughout the period.
††	Portfolio turnover rate is presented at the Fund level.
‡
Returns are for the period indicated and have not been annualized. Fee waivers are in effect; if they had not been in effect, performance would have been lower. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

^	Amount represents less than $0.01 per share.
(1)	Annualized for periods less than one year.
(2)	Ratio includes waivers and previously waived investment advisory fees recovered. The impact of the recovered fees may cause a higher net expense ratio.
(3)	The expense ratio includes acquired fund fee expenses from the investment in the Subsidiary. Had this expense been excluded, the ratios would have been 1.09% and 1.10%, respectively.
(4)	The expense ratio includes acquired fund fee expenses from the investment in the Subsidiary. Had this expense been excluded, the ratios would have been 1.09% and 1.11%, respectively.
(5)	The expense ratio includes acquired fund fee expenses from the investment in the Subsidiary. Had this expense been excluded, the ratios would have been 1.09% and 1.09%, respectively.
(6)	The expense ratio includes acquired fund fee expenses from the investment in the Subsidiary. Had this expense been excluded, the ratios would have been 1.09% and 1.08%, respectively.

Amounts designated as “—” are either $0 or have been rounded to $0.

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 134

notes to financial statements/ consolidated notes to financial statements
September 30, 2017

1.	ORGANIZATION:

City National Rochdale Funds, a Delaware statutory trust (the “Trust”), is registered under the Investment Company Act of 1940, as amended ( the “1940 Act”), as an open-end management investment company currently offering the following 11 series (each a “Fund” and collectively, the “Funds”): City National Rochdale Government Money Market Fund (“Government Money Market Fund”); City National Rochdale Government Bond Fund (“Government Bond Fund”), City National Rochdale Corporate Bond Fund (“Corporate Bond Fund”), City National Rochdale California Tax Exempt Bond Fund (“California Tax Exempt Bond Fund”), City National Rochdale Municipal High Income Fund (“Municipal High Income Fund”), City National Rochdale High Yield Bond Fund (“High Yield Bond Fund”), City National Rochdale Intermediate Fixed Income Fund (“Intermediate Fixed Income Fund”), and City National Rochdale Fixed Income Opportunities Fund (“Fixed Income Opportunities Fund”) (collectively, the “Fixed Income Funds”); and City National Rochdale Dividend & Income Fund (“Dividend & Income Fund”), City National Rochdale U.S. Core Equity Fund (“U.S. Core Equity Fund”), and City National Rochdale Emerging Markets Fund (“Emerging Markets Fund”) (collectively, the “Equity Funds”).

On June 1, 2016, a new Class Y of the Emerging Markets Fund opened.

The City National Rochdale California Tax Exempt Money Market Fund was liquidated on October 3, 2016.

The assets of each Fund are segregated, and a shareholder’s interest is limited to the Fund in which shares are held. Each Fund is diversified with the exception of the California Tax Exempt Bond Fund and the Emerging Markets Fund, which are non-diversified.

2.	SIGNIFICANT ACCOUNTING POLICIES:

The following is a summary of significant accounting policies followed by the Funds.

Use of Estimates – The Funds are investment companies that conform with accounting principles generally accepted in the United States of America (“GAAP”). Therefore the Funds follow the accounting and reporting guidance for investment companies. The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Security Valuation – Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ) are valued at the last quoted sale price on the primary exchange or market (foreign or domestic) on which they are traded, or, if there is no such reported sale, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price is used. If available, debt securities are priced based upon valuations provided by independent, third-party pricing agents. Such values generally reflect the last reported sales price if the security is actively traded. The third-party pricing agents may also value debt securities at an evaluated bid price by employing methodologies that utilize actual market transactions, broker-supplied valuations, or other methodologies designed to identify the market value for such securities. Debt obligations with remaining maturities of sixty days or less may be valued at their amortized cost, if the Funds’ Fair Value Committee concludes it approximates market value after taking into account factors such as credit, liquidity and interest rate conditions as well as issuer specific factors. Investments in underlying registered investment companies are valued at their respective daily net assets in accordance with pricing procedures approved by their respective boards. The prices for foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates. Prices for most securities held by the Funds are provided daily by recognized independent pricing agents. If a security price cannot be obtained from an independent, third-party pricing agent, the Funds seek to obtain a bid price from one or more independent brokers.

Securities for which market prices are not “readily available” are valued in accordance with Fair Value Procedures established by the Trust’s Board of Trustees. The Funds’ Fair Value Procedures are implemented through a Fair Value Committee (the “Committee”) designated by the Trust’s Board of Trustees. Some of the more common reasons that may necessitate that a security be valued using Fair Value Procedures include: the security’s trading has been halted or suspended; the security has been de-listed from a national exchange; the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open; for international securities, market events occur after the close of the foreign markets that make closing prices not representative of fair value; or the security’s primary pricing source is not able or willing to provide a price. When a security is valued in accordance with the Fair Value

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notes to financial statements/ consolidated notes to financial statements
September 30, 2017

Procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee.

Beginning January 1, 2017, investments in life settlement policies (“Policies”) are valued using a probabilistic method, for an actuarially derived valuation approach, in order to determine the fair value of each Policy. Previously, the Policies were valued using a deterministic method. The change in methodology resulted in approximately $22.5 million decrease to the fair value. The Fair Value Procedures recognize that the Policies are illiquid and that no market currently exists for the Policies. Under the probabilistic method, two life expectancies are obtained from established life expectancy providers on the insured(s) of the Policy and an actuarial table is used to determine the probability of survival in each year going forward for the insured(s) for each of the two life expectancies. The probabilities associated with each life expectancy are then utilized along with the premiums due and the death benefit of the Policy for each year of the Policy to determine expected cash flows. These cash flows are then discounted at a rate that accounts for the risk associated with the Policy and various other factors. The valuations from each life expectancy are then typically averaged to obtain the desired market valuation for the investor. Life settlement policies are included in Level 3 of the fair value hierarchy.

In accordance with GAAP, the objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). The fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The three levels of the fair value hierarchy are described below:

●	Level 1 — Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Funds have the ability to access at the measurement date;

●	Level 2 — Quoted prices in inactive markets, or inputs that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

●	Level 3 — Prices, inputs or exotic modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).

Investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3, the fair value measurement of which considers several inputs, may include Level 1 or Level 2 inputs as components of the overall fair value measurement.

For the year ended September 30, 2017, the Funds’ fair valuation methodology for Policies changed from a discounted cash flow model, which used a “deterministic method” for valuing the Policies, to the probabilistic method described above. None of the Funds’ other fair valuation methodologies changed during the period. For more details on the investment classifications, refer to the Schedules of Investments/Consolidated Schedule of Investments.

Security Transactions and Related Income – Security transactions are accounted for on the trade date of the security purchase or sale. Costs used in determining net realized capital gains and losses on the sale of securities are those of the specific securities sold. Interest income is recognized on an accrual basis and dividend income is recognized on the ex-dividend date. Purchase discounts and premiums on securities held by the Funds are accreted and amortized to maturity using the scientific method, which approximates the effective interest method over the holding period of a security, except for the Government Money Market Fund, which use a straight line basis which is not materially different from the scientific method.

Repurchase Agreements – Securities pledged as collateral for repurchase agreements are held by BNY Mellon until maturity of the repurchase agreements. Provisions of the agreements and procedures adopted by the investment adviser require that the market value of the collateral, including accrued interest thereon, is sufficient in the event of default by the counterparty. The Funds also invest in tri-party repurchase agreements. Securities held as collateral for tri-party repurchase agreements are maintained by the broker’s custodian bank in a segregated account until maturity of the repurchase agreements. Provisions of the agreements require that the market value of the collateral, including accrued interest thereon, is sufficient in the event of default. If the counterparty defaults and the value of the collateral declines or if the counterparty enters into an insolvency proceeding, realization of the collateral by a Fund may be delayed or limited.

TBA Transactions – The Funds may engage in “to be announced” (“TBA”) security transactions. Such transactions involve a commitment by a Fund to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. The Funds

CITY NATIONAL ROCHDALE FUNDS | PAGE 136

record TBA securities on the trade date and maintain security positions such that sufficient liquid assets will be available to make payments for the securities purchased.

Expense Allocation – Common expenses incurred by the Funds are allocated among the Funds (i) based upon relative average daily net assets, (ii) as incurred on a specific identification basis, (iii) equally, or (iv) a combination of the above, depending on the nature of the expenditure.

Classes – Class-specific expenses are borne by that class. Income, non class-specific expenses, and realized and unrealized gains/losses are allocated to the respective class on the basis of relative net asset value each day.

Dividends and Distributions to Shareholders – Dividends from net investment income are declared daily and paid to shareholders monthly for the Government Money Market Fund and Fixed Income Funds except for the Intermediate Fixed Income Fund and Fixed Income Opportunities Fund. Dividends from net investment income are declared and paid quarterly for the Intermediate Fixed Income Fund, Fixed Income Opportunities Fund and Equity Funds, except for the Emerging Markets Fund. Dividends from net investment income are declared and paid annually for the Emerging Markets Fund. Distributions from net realized capital gains are distributed to shareholders at least annually.

Foreign Currency – Values of investments denominated in foreign currencies are converted into U.S. dollars using the spot market rate of exchange at the time of valuation. Purchases and sales of investments and dividend and interest income are translated into U.S. dollars using the spot market rate of exchange prevailing on the respective dates of such translations. The gain or loss upon the sale of a security resulting from changes in foreign exchange rates is included with the net realized and unrealized gain or loss from investments, as appropriate. Foreign securities and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin.

Forward Foreign Currency Contracts – A forward foreign currency contract is an agreement between two parties to buy or sell a currency at a set price on a future date. Forward contracts are marked to market daily and the change in market value is recorded as an unrealized gain (loss) on forward foreign currency contracts in the Statements of Assets and Liabilities/Consolidated Statement of Assets and Liabilities. When a contract is closed, a Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed, which is included within realized gain (loss) on foreign currency transactions in the Statements of Operations/Consolidated Statement of Operations. A Fund could be at risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably.

To reduce counterparty risk with respect to over-the-counter (“OTC”) transactions, the High Yield Bond Fund and the Fixed Income Opportunities Fund have entered into master netting arrangements, established within the High Yield Bond Fund’s and the Fixed Income Opportunities Fund’s International Swaps and Derivatives Association, Inc. (“ISDA”) master agreements, which allow the High Yield Bond Fund and the Fixed Income Opportunities Fund to make (or to have an entitlement to receive) a single net payment in the event of default (close-out netting) for outstanding payables and receivables with respect to certain OTC positions in forward foreign currency contracts for each individual counterparty. In addition, the High Yield Bond Fund and the Fixed Income Opportunities Fund may require that certain counterparties post cash and/or securities in collateral accounts to cover their net payment obligations for those derivative contracts subject to ISDA master agreements. If the counterparty fails to perform under these contracts and agreements, the cash and/or securities will be made available to the High Yield Bond Fund and/or the Fixed Income Opportunities Fund.

For financial reporting purposes, the High Yield Bond Fund and the Fixed Income Opportunities Fund do not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statements of Assets and Liabilities/Consolidated Statement of Assets and Liabilities. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

Collateral terms are contract specific for OTC derivatives. For derivatives traded under an ISDA master agreement, the collateral requirements are typically calculated by netting the mark to market amount of each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the High Yield Bond Fund and the Fixed Income Opportunities Fund, or the counterparty.

For financial reporting purposes, cash collateral that has been pledged to cover obligations of the High Yield Bond Fund and the Fixed Income Opportunities Fund, if any, is reported separately on the Statements of Assets and Liabilities/Consolidated Statement of Assets and Liabilities as cash pledged as collateral. Non-cash collateral pledged by the High Yield

CITY NATIONAL ROCHDALE FUNDS | PAGE 137

notes to financial statements/ consolidated notes to financial statements
September 30, 2017

Bond Fund and the Fixed Income Opportunities Fund, if any, is noted in the Schedule of Investments/Consolidated Schedule of Investments. Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold before a transfer has to be made. To the extent amounts due to the High Yield Bond Fund and the Fixed Income Opportunities Fund from the Funds' counterparties are not fully collateralized, contractually or otherwise, the High Yield Bond Fund and the Fixed Income Opportunities Fund bear the risk of loss from counterparty nonperformance.

The following tables present, by derivative type, the High Yield Bond Fund’s and the Fixed Income Opportunities Fund’s OTC derivative assets and liabilities net of the related collateral posted for the benefit of the High Yield Bond Fund and the Fixed Income Opportunities Fund at September 30, 2017 (000):

Derivative Type	Derivative Assets Subject to a Netting Agreement or Similar Arrangement	Derivative Available for Offset	Collateral Received	Net Amount
High Yield Bond Fund
JP Morgan Chase Bank
Forward Foreign Currency Contracts	$10	$—	$—	$10
Fixed Income Opportunities Fund
U.S. Bank
Forward Foreign Currency Contracts	2,503	(993)	—	1,510

Derivative Type	Derivative Liabilities Subject to a Netting Agreement or Similar Arrangement	Derivative Available for Offset	Collateral Pledged	Net Amount
High Yield Bond Fund
Robert W. Baird
Forward Foreign Currency Contracts	$(13)	$—	$—	$(13)
Fixed Income Opportunities Fund
U.S. Bank
Forward Foreign Currency Contracts	(993)	993	—	—

Futures Contracts – To the extent consistent with their investment objective and strategies, certain Funds may use futures contracts for tactical hedging purposes as well as to enhance the Funds’ returns. Initial margin deposits of cash or securities are made upon entering into futures contracts. The contracts are marked to market daily and the resulting changes in value are accounted for as unrealized gains or losses. Variation margin payments are paid or received, depending upon whether unrealized gains or losses are incurred. When a contract is closed, a Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the amount invested in the contract.

Risks of entering into futures contracts include the possibility that there will be an imperfect price correlation between the futures contract and the underlying securities. Second, it is possible that a lack of liquidity for futures contracts could exist in the secondary market, resulting in an inability to close a position prior to its maturity date. Third, futures contracts involve the risk that a Fund could lose more than the original margin deposit required to initiate a futures transaction.

Finally, the risk exists that losses could exceed amounts disclosed on the Statements of Assets and Liabilities or Consolidated Statement of Assets and Liabilities. As of September 30, 2017, there were no open futures contracts.

Options Contracts – A Fund may also purchase put and call options. Purchasing call options tends to increase a Fund’s exposure to the underlying instrument. Purchasing put options tends to decrease a Fund’s exposure to the underlying instrument. When purchasing an option, a Fund will pay a premium which is included on the Fund’s Statement of Assets and Liabilities and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the unrealized gain or loss.

The net realized gain or loss on options contracts is reflected in the Statement of Operations and the net unrealized gains/(losses) are included as a component of the net change in unrealized appreciation/(depreciation) on options contracts in the Statement of Operations. Realized and changes in unrealized gains or losses on options contracts during the period as

CITY NATIONAL ROCHDALE FUNDS | PAGE 138

disclosed in the Statements of Operations, serve as indicators of the volume of derivative activity for a Fund. As of September 30, 2017, there were no open options contracts.

Restricted Securities – Restricted securities include securities that have not been registered under the Securities Act of 1933, as amended, and securities that are subject to restrictions on resale.

A Fund may invest in restricted securities that are consistent with the Fund’s investment objective and investment strategies. A Fund will not invest in a restricted security if, immediately after and as a result of the investment in such security, more than 15% (5% in the case of the Government Money Market Fund) of the Fund’s net assets would be invested in illiquid securities. In some cases, the issuer of restricted securities has agreed to register such securities for resale, at the issuer’s expense either upon demand by a Fund or in connection with another registered offering of the securities. Investments in restricted securities are valued at fair value as determined in good faith in accordance with procedures adopted by the Board of Trustees. It is possible that the estimated value may differ significantly from the amount that might ultimately be realized in the near term, and the difference could be material.

Master Limited Partnerships – Entities commonly referred to as “MLPs” are generally organized under state law as limited partnerships or limited liability companies. The Dividend & Income Fund may, as a non-principal investment strategy, invest in MLPs receiving partnership taxation treatment under the Internal Revenue Code of 1986, interests or “units” of which are traded on securities exchanges like shares of corporate stock. To qualify as an MLP for U.S. Federal income tax purposes, an entity must receive at least 90% of its income from qualifying sources such as interest, dividends, real estate rents, gains from the sale or disposition of real property, income and gains from certain mineral or natural resources activities, income and gains from the transportation or storage of certain fuels, and, in certain circumstances, income and gains from commodities or futures, forwards and options with respect to commodities, and gains from the sale or other disposition of a capital asset held for the production of such income. Mineral or natural resources activities include exploration, development, production, mining, processing, refining, marketing and transportation (including pipelines), of oil and gas, minerals, geothermal energy, fertilizer, timber or industrial source carbon dioxide. An MLP consists of a general partner and limited partners (or in the case of MLPs organized as limited liability companies, a managing member and members). The general partner or managing member typically controls the operations and management of the MLP and has an ownership stake in the partnership. The limited partners or members, through their ownership of limited partner or member interests, provide capital to the entity, are intended to have no role in the operation and management of the entity, and receive cash distributions. The MLPs themselves generally do not pay U.S. Federal income taxes. Thus, unlike investors in corporate securities, direct MLP investors are generally not subject to double taxation (i.e., corporate level tax and tax on corporate dividends). Currently, most MLPs operate in the energy, natural resources or real estate sectors.

Investments in Irish Subsidiary – The Fixed Income Opportunities Fund may invest up to 15% of its net assets in life insurance policies and interests related thereto purchased through life settlement transactions. The Fund may invest in life insurance policies and related interests directly or through a wholly-owned subsidiary of the Fund under the laws of Ireland (the “Subsidiary”).

The principal purpose of investment in the Subsidiary is to allow the Fixed Income Opportunities Fund to gain exposure to life insurance policies within the limitations of the federal tax law requirements applicable to regulated investment companies. The Subsidiary is a company organized under the laws of Ireland and is overseen by its own board of directors. Although the Subsidiary has its own board of directors, the Subsidiary is wholly-owned and controlled by the Fund. The Subsidiary is not an investment company registered under the 1940 Act and is not subject to all of the investor protections of the 1940 Act.

Information regarding the Fixed Income Opportunities Fund and the Subsidiary has been consolidated in the Consolidated Schedule of Investments, Consolidated Statement of Assets and Liabilities, Consolidated Statement of Operations, Consolidated Statement of Changes in Net Assets and Consolidated Statement of Cash Flows.

The Subsidiary commenced operations on October 3, 2013. The net assets of the Subsidiary at September 30, 2017, were $160,003,996, which represented 5.8% of the net assets of the Fixed Income Opportunities Fund.

Investments in Mauritius Subsidiary – To the extent that the Emerging Markets Fund seeks to invest in the securities of Indian companies, it currently intends to do so by investing in shares of a wholly-owned collective investment vehicle (the “Mauritius Subsidiary”) registered with and regulated by the Mauritius Financial Services Commission that is also managed by City National Rochdale. The Mauritius Subsidiary was formed to allow the Fund’s investments in Indian companies to benefit from a favorable tax treaty between Mauritius and India. In order to do so, the Mauritius Subsidiary will seek to maintain residency in Mauritius.

CITY NATIONAL ROCHDALE FUNDS | PAGE 139

notes to financial statements/ consolidated notes to financial statements
September 30, 2017

Due to the recent amendment of the tax treaty between India and Mauritius, the capital gains tax exemption on shares of Indian companies will be phased out over a two-year period that began on April 1, 2017, and ends on March 31, 2019. Shares of Indian companies acquired after April 1, 2017, will be subject to a reduced capital gains tax until March 31, 2019, and shares will be taxed at India’s full tax rate thereafter. There is no guarantee that the tax treaty will not be amended further.

Investments in Affiliated Securities – The Fixed Income Funds and Equity Funds may invest excess cash in the Government Money Market Fund and Municipal High Income Fund.

3.	ADMINISTRATION, TRANSFER AGENT, DISTRIBUTION AND SHAREHOLDER SERVICES AGREEMENTS:

Pursuant to an Amended and Restated Administration Agreement dated January 1, 2013, as amended (the “Agreement”), SEI Investments Global Funds Services (the “Administrator”), a wholly owned subsidiary of SEI Investments Company, acts as the Trust’s administrator. Under the terms of the Agreement, the Administrator is entitled to receive an annual fee based on the average daily net assets of the Trust and subject to a minimum annual fee.

The Trust has adopted a Rule 12b-1 Distribution Plan (“the Plan”) with respect to Class N and Class S Shares that allows each Fund to pay distribution and servicing fees. Pursuant to the Plan, SEI Investments Distribution Co. (the “Distributor”) may receive a distribution fee, computed daily and paid monthly, at the annual rate of 0.50% of the average daily net assets of the Class S Shares and 0.30% of the average daily net assets of the Class N Shares of the Government Money Market Fund and 0.25% of the Class N Shares of the Fixed Income Funds and Equity Funds, which may be used by the Distributor to provide compensation for sales support and distribution-related activities. Pursuant to a Distribution Coordination Agreement, the entirety of the fees received by the Distributor pursuant to the Distribution Plan is transmitted to RIM Securities LLC (“RIM Securities”) as Sub-Distribution Coordinator. RIM Securities then reallows those fees to broker-dealers and service providers, including City National Rochdale and other affiliates, for payments for distribution services of the type identified in the Distribution Plan, and retains any undistributed balance of fees received from the Distributor.

US Bancorp Fund Services, LLC (the “Transfer Agent”) serves as transfer agent for the Trust and provides services at an annual rate of $20,000 per share class for all Funds plus other transaction based fees and out-of-pocket expenses.

The Trust has entered into Shareholder Servicing Agreements that permit payment of compensation to City National Bank (“CNB”) and its affiliates (including City National Rochdale), which provide certain shareholder support for their customers who own Class N, Class S, or Servicing Class Shares, as applicable. In consideration for such services, a shareholder servicing fee is charged at the annual rate of up to 0.25% of the average daily net assets of the relevant class of each Fund.

The Board has adopted, on behalf of Class Y shares of the Emerging Markets Fund, a Shareholder Service Plan (the “Service Plan”) under which City National Rochdale will provide, or arrange for others (such as banks, trust companies, broker-dealers and other financial intermediaries (each, a “Service Organization”)) to provide, certain specified non-distribution shareholder servicing functions for Class Y shares of the Emerging Markets Fund owned by its respective customers, including but not limited to (a) establishing and maintaining accounts and records relating to customers who invest in the Class; (b) aggregating and processing orders involving Class Y shares; (c) processing dividend and other distribution payments from the Class on behalf of customers; (d) preparing tax reports or forms on behalf of customers; (e) forwarding communications from the Fund; (f) providing subaccounting with respect to Class Y shares of the Fund or the information to the Fund necessary for subaccounting; (g) providing customers with a service that invests the assets of their accounts in Class Y shares of the Fund pursuant to specific or pre-authorized instructions; and (h) providing such other similar services as the Adviser may reasonably request to the extent it or a Service Organization is permitted to do so under applicable statutes, rules or regulations. The Class Y shares of the Emerging Markets Fund will pay the City National Rochdale or Service Organizations, as applicable, at an annual rate of up to 0.25% of the average daily net assets of Class Y shares owned by its respective customers, payable monthly.

CNB and City National Rochdale have agreed to voluntarily waive portions of their shareholder servicing fees with respect to certain Funds. For the year ended September 30, 2017, CNB and City National Rochdale received $23,445,372 in shareholder servicing fees from the Trust.

Certain officers of the Trust are also officers or employees of City National Rochdale, CNB or the Administrator. Such officers are paid no fees by the Trust for serving as officers of the Trust.

CITY NATIONAL ROCHDALE FUNDS | PAGE 140

4.	INVESTMENT ADVISORY FEES AND OTHER AGREEMENTS:

Under the terms of the current investment management agreements, City National Rochdale receives an annual fee equal to a percentage of the average daily net assets of each Fund, as follows:

Fund	Fee
Government Money Market Fund	0.26%
Government Bond Fund	0.43
Corporate Bond Fund	0.40
California Tax Exempt Bond Fund	0.27
Municipal High Income Fund	0.50
High Yield Bond Fund	0.60
Intermediate Fixed Income Fund	0.40
Fixed Income Opportunities Fund	0.50
Dividend & Income Fund	0.50
U.S. Core Equity Fund	0.40
Emerging Markets Fund	1.00

Guggenheim Partners Investment Management, LLC (“Guggenheim”) acts as the investment sub-adviser with respect to the High Yield Bond Fund.

Alcentra LTD, All Financial Partners II LLC, Ashmore Investment Management Limited, Federated Investment Management Company, GML Capital LLP and Seix Investment Advisors LLC act as the investment sub-advisers with respect to the Fixed Income Opportunities Fund.

Sub-adviser fees are paid by City National Rochdale.

City National Rochdale has voluntarily agreed to limit its fees or reimburse expenses to the extent necessary to keep operating expenses at or below certain percentages of certain of the Funds’ respective average daily net assets. The voluntary expense limitations (expressed as percentages of the average daily net assets) are as follows:

	Government Money Market Fund	Government Bond Fund	Corporate Bond Fund
Institutional Class	n/a	0.53%	n/a
Class N	0.93%	1.03%	1.01%
Class S	1.13%	n/a	n/a
Servicing Class	0.63%	0.78%	0.76%

	California Tax Exempt Bond Fund	Intermediate Fixed Income Fund	Fixed Income Opportunities Fund
Institutional Class	n/a	0.51%	n/a
Class N	0.88%	1.01%	1.09%
Servicing Class	0.63%	n/a	n/a

Effective January 31, 2016, the Adviser discontinued the voluntary fee waivers for the Municipal High Income Fund, High Yield Bond Fund, Dividend & Income Fund, U.S. Core Equity Fund, and Emerging Markets Fund.

Any fee reductions or expense reimbursements may be repaid by a Fund to City National Rochdale, within three years after occurrence if such repayments can be achieved within the Fund’s expense limit in effect at the time such expenses were incurred and if certain other conditions are satisfied.

As of September 30, 2017, fees which were previously waived by City National Rochdale which may be subject to possible future reimbursement were as follows:

Fund	Potential Amount of Recovery (000)	Expiration
Government Money Market Fund	$ 3,066	2018
	345	2019
Government Bond Fund	74	2018
	79	2019
	136	2020
Corporate Bond Fund	89	2018
	109	2019
	156	2020
California Tax Exempt Bond Fund	109	2018
	105	2019
	158	2020
Intermediate Fixed Income Fund	43	2018
	8	2019
	59	2020
Fixed Income Opportunities Fund	248	2018
Dividend & Income Fund	44	2018
	12	2019
Emerging Markets Fund	291	2018
	47	2019

During the year ended September 30, 2017, the Adviser recovered $5,520 (000) and $222 (000) in previously waived fees for the Government Money Market Fund and Fixed Income Opportunities Fund, respectively.

City National Rochdale and CNB have voluntarily agreed to further waive and reduce their fees and/or reimburse certain expenses of the Government Money Market Fund in order to maintain a one-day net income yield (yield floor) of not less than

CITY NATIONAL ROCHDALE FUNDS | PAGE 141

notes to financial statements/ consolidated notes to financial statements
September 30, 2017

0.01% of the Fund’s average daily net assets. The following table shows waivers, with respect to such yield floor, by class for the year ended September 30, 2017:

	Shareholder Servicing Fee Waiver (000)
Government Money Market Fund
Class N	$11,716	(1)
Class S	5,226	(1)
Servicing Class	619

(1)	Includes class specific distribution expenses.

5.	INVESTMENT TRANSACTIONS:

The cost of security purchases and proceeds from the sale and maturities of securities, other than temporary investments in short-term securities for the year ended September 30, 2017, were as follows for the Fixed Income Funds and Equity Funds:

	Purchases			Sales and Maturities
Fund	U.S. Gov’t (000)	Other (000)		U.S. Gov’t (000)	Other (000)
Government Bond Fund	$63,984	$—		$104,592	$300
Corporate Bond Fund	—	36,475		3	30,613
California Tax Exempt Bond Fund	—	36,234		—	42,921
Municipal High Income Fund	—	579,683		—	481,513
High Yield Bond Fund	—	37,508	†	—	40,550	†
Intermediate Fixed Income Fund	11,367	35,843		6,774	50,341
Fixed Income Opportunities Fund	31,489	2,196,788	‡	33,285	1,974,471	‡
Dividend & Income Fund	—	55,884		—	35,526
U.S. Core Equity	—	61,379		—	58,408
Emerging Markets Fund	—	466,380		—	261,966

†	Includes 17a-7 related party transactions of $1,453 (000) and $1,703 (000), respectively.
‡	Includes 17a-7 related party transactions of $13,060 (000) and $1,853 (000), respectively.

The Funds may purchase or sell investment securities in transactions with affiliated entities under procedures adopted by the Board of Trustees, pursuant to the 1940 Act. These transactions are effected at market rates without incurring broker commissions.

6.	FEDERAL TAX INFORMATION:

Each Fund intends to qualify or continue to qualify as a regulated investment company for U.S. Federal income tax purposes and distribute all of its taxable income and net capital gains. Accordingly, no provisions for U.S. Federal income taxes are required.

Management has analyzed the Funds’ tax positions taken on U.S. Federal income tax returns for all open tax years and has concluded that as of September 30, 2017, no provision for income tax would be required in the Funds’ financial statements. The Funds’ U.S. Federal and state income and U.S. Federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

The Funds may be subject to taxes imposed by countries in which they invest, with respect to their investments in issuers existing or operating in such countries. Such taxes are generally based on income earned. The Funds accrue such taxes when the related income is earned.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with U.S. Federal tax regulations, which may differ from accounting principles generally accepted in the United States of America. As a result, net investment income/(loss) and net realized gain/(loss) on investment transactions for a reporting period may differ significantly from distributions during such period. These book/tax differences may be temporary or permanent. To the extent these differences are permanent in nature, they are charged or credited to undistributed net investment income/(loss), accumulated net realized gain/(loss), or paid-in capital, as appropriate, in the period that the differences arise.

Accordingly, the following permanent differences, primarily attributable to foreign currency transactions, REIT adjustments, investments in partnerships, realized gains/(losses) on paydowns, default bonds, non-deductible excise tax paid, PFIC adjustments, expired capital loss carryforward, reclass of distribution, return of capital distribution received and market discount adjustment, were reclassified to/from the following accounts as of September 30, 2017:

	Increase (Decrease) Undistributed Net Investments Income (Loss) (000)	Increase (Decrease) Accumulated Net Realized Gain (Loss) (000)	Increase (Decrease) Paid-in Capital (000)
Government Bond Fund	$110	$(110)	$—
Corporate Bond Fund	4	—	(4)
Municpal High Income Fund	(311)	311	—
High Yield Bond Fund	(56)	56	—
Intermediate Fixed Income Fund	18	2,099	(2,117)
Fixed Income Opportunities Fund	(13,937)	13,937	—
Dividend & Income Fund	1,140	(1,135)	(5)
U.S. Core Equity Fund	10	(10)	—
Emerging Markets Fund	(1,102)	1,102	—

Amounts designated as “—” are either $0 or have been rounded to $0.

CITY NATIONAL ROCHDALE FUNDS | PAGE 142

The tax character of dividends and distributions declared during the years ended September 30, 2017, and September 30, 2016, unless otherwise indicated were as follows:

Fund	Tax Exempt Income (000)	Ordinary Income (000)	Long-Term Capital Gain (000)	Return of Capital (000)	Total (000)
Government Money Market Fund
2017	$—	$4,927	$—	$—	$4,927
2016	—	897	—	—	897
Government Bond Fund
2017	$—	$1,098	$95	$—	$1,193
2016	—	1,115	—	—	1,115
Corporate Bond Fund
2017	$—	$2,347	$—	$—	$2,347
2016	—	2,271	310	—	2,581
California Tax Exempt Bond Fund
2017	$1,261	$151	$436	$—	$1,848
2016	1,328	—	36	—	1,364
Municipal High Income Fund
2017	$39,585	$671	$—	$—	$40,256
2016	31,625	261	49	—	31,935
High Yield Bond Fund
2017	$—	$3,792	$—	$—	$3,792
2016	—	5,008	—	—	5,008
Intermediate Fixed Income Fund
2017	$—	$4,960	$—	$—	$4,960
2016	—	5,228	—	—	5,228
Fixed Income Opportunities Fund
2017	$—	$145,340	$—	$—	$145,340
2016	—	131,462	—	—	131,462
Dividend & Income Fund
2017	$—	$5,052	$1,794	$—	$6,846
2016	—	5,018	612	823	6,453
U.S. Core Equity Fund
2017	$—	$1,909	$9,543	$—	$11,452
2016	—	1,581	1,427	—	3,008
Emerging Markets Fund
2017	$—	$2,465	$—	$—	$2,465
2016	—	228	—	—	228

As of September 30, 2017, the components of Distributable Earnings/(Accumulated Losses) on a tax basis were as follows:

Fund	Undistributed Tax-Exempt Income (000)	Undistributed Ordinary Income (000)	Undistributed Long-Term Capital Gain (000)	Capital Loss Carryforwards (000)	Post-October Losses (000)	Unrealized Appreciation (Depreciation) (000)	Other Temporary Differences (000)	Total Distributable Earnings (Accumulated Losses) (000)
Government Money Market Fund	$—	$1,345	$—	$—	$—	$—	$(1,338)	$7
Government Bond Fund	—	94	60	—	—	(199)	(65)	(110)
Corporate Bond Fund	—	195	—	(1,210)	—	876	(191)	(330)
California Tax Exempt Bond Fund	100	—	—	(123)	(161)	1,587	(96)	1,307
Municipal High Income Fund	3,497	—	—	(7,924)	(13,257)	29,805	(3,501)	8,620
High Yield Bond Fund	—	363	—	(4,936)	—	(289)	(296)	(5,158)
Intermediate Fixed Income Fund	—	103	—	(392)	—	2,380	(2)	2,089
Fixed Income Opportunities Fund	—	7,694	—	(44,910)	—	(6,841)	—	(44,057)
Dividend & Income Fund	—	—	7,344	—	—	60,358	(15)	67,687
U.S. Core Equity Fund	—	67	1,195	—	(434)	74,980	—	75,808
Emerging Markets Fund	—	4,328	15,956	—	—	426,421	(2)	446,703

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notes to financial statements/ consolidated notes to financial statements
September 30, 2017

Post-October losses represent losses realized on investments and foreign currency transactions from November 1, 2016, through September 30, 2017, that, in accordance with U.S. Federal income tax regulations, the Funds have elected to defer and treat as having arisen in the following fiscal year.

Under the Regulated Investment Company Modernization Act of 2010, the Funds will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010, for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law. Losses carried forward under these new provisions are as follows:

Fund	Short-Term Loss (000)	Long-Term Loss (000)	Total (000)
Corporate Bond Fund	$—	$(1,210)	$(1,210)
California Tax Exempt Bond Fund	(123)	—	(123)
Municipal High Income Fund	(1,358)	(6,566)	(7,924)
High Yield Bond Fund	—	(4,936)	(4,936)
Intermediate Fixed Income Fund	—	(392)	(392)
Fixed Income Opportunities Fund	—	(44,910)	(44,910)

During the year ended September 30, 2017, the following Funds utilized capital loss carryforwards to offset capital gains amounting to:

Fund	Amount (000)
Municipal High Income Fund	$521
High Yield Bond Fund	150
Fixed Income Opportunities Fund	26,744
Emerging Markets Fund	6,801

The aggregate gross unrealized appreciation on investments, the aggregate gross unrealized depreciation on investments and the net unrealized appreciation/(depreciation) for tax purposes as of September 30, 2017, for each of the Fixed Income Funds' and Equity Funds' investments were as follows:

Fund	Federal Tax Cost (000)	Aggregate Gross Unrealized Appreciation (000)	Aggregate Gross Unrealized Depreciation (000)	Net Unrealized Appreciation (Depreciation) (000)
Government Bond Fund	$98,490	$169	$(368)	$(199)
Corporate Bond Fund	135,221	1,516	(640)	876
California Tax Exempt Bond Fund	89,074	1,764	(177)	1,587
Municipal High Income Fund	1,136,614	49,414	(19,609)	29,805
High Yield Bond Fund	73,381	2,386	(2,673)	(287)
Intermediate Fixed Income Fund	242,352	4,559	(2,179)	2,380
Fixed Income Opportunities Fund	2,654,760	155,237	(65,047)	90,190
Dividend & Income Fund	192,786	61,647	(1,289)	60,358
U.S. Core Equity Fund	182,246	75,085	(105)	74,980
Emerging Markets Fund	1,072,859	458,822	(32,392)	426,430

At September 30, 2017, the Government Money Market Fund’s cost of securities for U.S. Federal income tax purposes approximates the cost disclosed in the Schedule of Investments.

7.	CONCENTRATION OF RISK

In the normal course of business, the Funds enter into contracts that provide general indemnifications. The Funds’ maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be established; however, based on experience, the risk of loss from such claims is considered remote.

The Intermediate Fixed Income Fund, the Fixed Income Opportunities Fund, the Dividend & Income Fund and the Emerging Markets Fund may invest in exchange-traded notes (“ETNs”), each as a non-principal investment strategy. ETNs are unsecured debt obligations of investment banks which are traded on exchanges and the returns of which are linked to the performance of market indexes. In addition to trading ETNs on exchanges, investors may redeem ETNs directly with the issuer on a weekly basis, typically in a minimum amount of 50,000 units, or hold the ETNs until maturity. ETNs are riskier than ordinary unsecured debt securities and have no principal protection. The Funds will generally invest in ETNs which are linked to commodities indexes. A Fund’s investment in an ETN may be influenced by many unpredictable factors, including highly volatile commodities prices, changes in supply

CITY NATIONAL ROCHDALE FUNDS | PAGE 144

and demand relationships, weather, agriculture, trade, changes in interest rates, and monetary and other governmental policies, action and inaction. Investing in ETNs is not equivalent to investing directly in index components or the relevant index itself. Because ETNs are debt securities, they possess credit risk; if the issuer has financial difficulties or goes bankrupt, the investor may not receive the return expected.

The Municipal High Income Fund, High Yield Bond Fund, Intermediate Fixed Income Fund and Fixed Income Opportunities Fund may invest in lower-rated corporate bonds, known as high yield bonds. High yield bonds involve greater risks of default, downgrade, or price declines and are more volatile than investment grade securities. Issuers of high yield bonds may be more susceptible than other issuers to economic downturns and investors are subject to a greater risk that the issuer may not be able to pay interest or dividends and ultimately to repay the principal upon maturity. Discontinuation of these payments could have a substantial adverse effect on the market value of the security.

The Intermediate Fixed Income Fund and Fixed Income Opportunities Fund may invest in asset-backed and mortgage-backed securities. As a general rule, prepayments of the principal of the loans underlying mortgage-backed or other pass-through securities increase during a period of falling interest rates and decrease during a period of rising interest rates. In periods of declining interest rates, as a result of prepayments a Fund may be required to reinvest its assets in securities with lower interest rates. In periods of increasing interest rates, the securities subject to prepayment risk held by a Fund may exhibit price characteristics of longer-term debt securities.

The Intermediate Fixed Income Fund and Fixed Income Opportunities Fund may invest in bank loans. Bank loans are not traded on an exchange and purchasers and sellers of bank loans generally rely on market makers, typically the administrative agent under a bank loan, to effect private sales transactions. As a result, bank loans may have relatively less liquidity than other types of fixed income assets, and a Fund may be more likely to incur losses on the sale of bank loans than on other, more liquid, investments.

The Fixed Income Opportunities Fund may invest in beneficial interests in individual life insurance policies. A Policy owner transfers his or her Policy at a discount to its face value (the amount that is payable upon the death of the insured) in return for an immediate cash settlement. The ultimate purchaser of the Policy (in this case, the Fund) is responsible for premiums payable on the Policy and is entitled to receive the full face value from the insurance company upon the death of the insured. If the Fund is unable to make premium payments on a Policy, the Policy will lapse and the Fund will lose its ownership interest in the Policy. There is currently no established secondary market for Policies, and the Policies are not considered liquid investments by the Fund. If the Fund must sell Policies to meet redemption requests or other cash needs, the Fund may be forced to sell at a loss. The longer the insured lives, the lower the Fund’s rate of return on the Policy. The underwriter’s estimate of the insured’s life expectancy may be incorrect. An insurance company may be unable or may refuse to pay benefits on a Policy. In addition, market quotations will not be readily available for the Policies and the Policies will be priced using a fair value methodology adopted by the Trust’s Board of Trustees. The sales price the Fund could receive for a Policy may differ from the Trust’s valuation of the Policy. A Policy is a liability of the issuing life insurance company, and if the life insurance company goes out of business, sufficient funds may not be available to pay that liability.

California Tax Exempt Bond Fund – Specific Risks

The ability of issuers to pay interest on, and repay the principal of, California municipal securities may be affected by economic and political developments in the State of California.

Certain securities are backed by letters of credit from various financial institutions and financial guaranty assurance agencies. These letters of credit enhance the credit quality of the individual securities; however, if any of the financial institutions’ or financial guaranty assurance agencies’ credit quality should deteriorate, it could cause the individual security’s credit quality to change. Additionally, if the Fund concentrates its letters of credit in any one financial institution, the risk of credit quality deterioration increases.

The Fund invests in Certificates of Participation in a municipal obligation, which are subject to annual appropriation risk.

Emerging Markets Fund – Specific Risks

Foreign investments tend to be more volatile than domestic securities, and are subject to risks that are not typically associated with domestic securities (e.g., changes in currency rates and exchange control regulations, future political and economic developments and the possibility of seizure or nationalization of companies, or the imposition of withholding taxes on income). There may be less government supervision of foreign markets. As a result, foreign issuers may not be subject to the uniform accounting, auditing, and financial reporting standards and practices applicable to domestic issuers, and there may be less publicly available information about foreign issuers.

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notes to financial statements/ consolidated notes to financial statements
September 30, 2017

As long as the Emerging Markets Fund holds a foreign security, its value will be affected by the value of the local currency relative to the U.S. dollar. The value of a foreign currency may decline in relation to the U.S. dollar while the Fund holds securities denominated in such currency. Currency exchange rates can be volatile and can be affected by, among other factors, the general economics of a country or the actions of the United States or foreign governments or central banks. U.S. dollar-denominated securities of foreign issuers may also be affected by currency risk, as the value of these securities may also be affected by changes in the issuer’s local currency.

Risks associated with foreign investments may be intensified in the case of investments in emerging market countries, the political, legal and economic systems of which are less developed and less stable than those of more developed nations. Emerging markets may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners, social instability, and different and/or developing legal systems. In some countries, there is the risk that the government may take over the assets or operations of a company or that the government may impose withholding and other taxes or limits on the removal of the Emerging Market Fund’s assets from that country. In addition, the economies of emerging markets may be predominantly based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates. Such investments are often less liquid and/or more volatile than securities issued by companies located in developed nations. Emerging market securities are also subject to the risk that the securities may not be sold at the quoted market price within a reasonable period of time.

A more complete description of risks is included in the Funds’ prospectus and statement of additional information.

8.	CAPITAL SHARES ISSUED AND REDEEMED:

Capital share activity for the year ended September 30, 2017, and the year ended September 30, 2016, were as follows (000):

	Government Money Market Fund		Government Bond Fund		Corporate Bond Fund
	2017	2016	2017	2016	2017	2016
CAPITAL SHARES ISSUED AND REDEEMED:
Institutional Class:
Shares issued	—	—	668	1,418	—	—
Shares issued in lieu of dividends and distributions	—	—	53	52	—	—
Shares redeemed	—	—	(3,130)	(753)	—	—
Net Institutional Class transactions	—	—	(2,409)	717	—	—
Class N:
Shares issued	4,345,705	5,798,519	96	23	267	100
Shares issued in lieu of dividends and distributions	1,332	550	1	—	4	4
Shares redeemed	(7,118,824)	(4,887,064)	(68)	(65)	(91)	(167)
Net Class N transactions	(2,771,787)	912,005	29	(42)	180	(63)
Class S:
Shares issued	2,288,322	2,017,973	—	—	—	—
Shares issued in lieu of dividends and distribtuions	—	—	—	—	—	—
Shares redeemed	(2,330,002)	(1,803,230)	—	—	—	—
Net Class S transactions	(41,680)	214,743	—	—	—	—
Servicing Class:
Shares issued	4,547,445	2,473,708	1,738	1,899	3,301	2,733
Shares issued in lieu of dividends and distributions	1,557	3	24	26	22	18
Shares redeemed	(3,229,008)	(1,800,335)	(4,176)	(2,642)	(2,566)	(3,466)
Net Servicing Class transactions	1,319,994	673,376	(2,414)	(717)	757	(715)

CITY NATIONAL ROCHDALE FUNDS | PAGE 146

	California Tax Exempt Bond Fund		Municipal High Income Fund
	2017	2016	2017	2016
CAPITAL SHARES ISSUED AND REDEEMED:
Class N:
Shares issued	493	668	25,835	22,941
Shares issued in lieu of dividends and distributions	8	6	1,265	943
Shares redeemed	(311)	(1,049)	(16,699)	(6,281)
Net Class N transactions	190	(375)	10,401	17,603
Servicing Class:
Shares issued	2,351	2,445	15,348	12,941
Shares issued in lieu of dividends and distributions	23	10	195	103
Shares redeemed	(3,199)	(2,150)	(9,938)	(2,923)
Net Servicing Class transactions	(825)	305	5,605	10,121

	High Yield Bond Fund		Intermediate Fixed Income Fund		Fixed Income Opportunities Fund
	2017	2016	2017	2016	2017	2016
CAPITAL SHARES ISSUED AND REDEEMED:
Institutional Class:
Shares issued	772	759	21	161	—	—
Shares issued in lieu of dividends and distributions	260	319	2	7	—	—
Shares redeemed	(1,196)	(910)	(120)	(491)	—	—
Net Institutional Class transactions	(164)	168	(97)	(323)	—	—
Class N:
Shares issued	444	880	1,770	2,371	31,530	32,737
Shares issued in lieu of dividends and distributions	55	81	174	180	4,227	3,950
Shares redeemed	(798)	(1,368)	(2,230)	(2,787)	(14,867)	(16,515)
Net Class N transactions	(299)	(407)	(286)	(236)	20,890	20,172
Servicing Class:
Shares issued	528	2,051	—	—	—	—
Shares issued in lieu of dividends and distributions	29	49	—	—	—	—
Shares redeemed	(890)	(3,298)	—	—	—	—
Net Servicing Class transactions	(333)	(1,198)	—	—	—	—

CITY NATIONAL ROCHDALE FUNDS | PAGE 147

notes to financial statements/ consolidated notes to financial statements
September 30, 2017

	Dividend & Income Fund		U.S. Core Equity Fund		Emerging Markets Fund (1)
	2017	2016	2017	2016	2017	2016
CAPITAL SHARES ISSUED AND REDEEMED:
Institutional Class:
Shares issued	—	—	—	—	—	—
Shares issued in lieu of dividends and distributions	—	—	—	—	—	—
Shares redeemed	—	—	—	(526)	—	—
Net Institutional Class transactions	—	—	—	(526)	—	—
Class N:
Shares issued	1,762	1,906	1,221	1,225	3,093	9,641
Shares issued in lieu of dividends and distributions	111	114	355	85	4	4
Shares redeemed	(1,577)	(1,532)	(1,312)	(1,416)	(2,456)	(26,285	)(2)
Net Class N transactions	296	488	264	(106)	641	(16,640)
Servicing Class:
Shares issued	—	—	1,929	1,778	—	—
Shares issued in lieu of dividends and distributions	—	—	22	3	—	—
Shares redeemed	—	—	(1,638)	(1,841)	—	—
Net Servicing Class transactions	—	—	313	(60)	—	—
Class Y:
Shares issued	—	—	—	—	8,286	21,547	(2)
Shares issued in lieu of dividends and distributions	—	—	—	—	44	—
Shares redeemed	—	—	—	—	(3,186)	(428)
Net Class Y transactions	—	—	—	—	5,144	21,119

(1)	Class Y commenced operations on June 1, 2016.

(2)	Includes transfers of 17,188 (000) Shares from Class N into 17,183 (000) Shares of Class Y.

9.	LINE OF CREDIT

The Funds, except for the Government Money Market Fund, have an unsecured Loan Agreement (“LOC”) with U.S. Bank N.A. Under the terms of the LOC, borrowings for an individual Fund were limited to either the lesser of 10% of the Fund’s net assets or an explicit amount on the LOC. Interest is charged to a Fund based on its borrowings at prime rate minus 0.50%.

Borrowing activity under the LOC for the year ended September 30, 2017, was as follows:

Fund	Maximum Amount of Line of Credit (000)	Interest Expense (000)	Average Rate	Average Borrowings (000)	Maximum Amount Outstanding (000)
Dividend & Income Fund	$50,000	$—	3.75%	$385	$428

10.	REGULATORY MATTERS

In October 2016, the Commission released its final rule on Investment Company Reporting Modernization (the “Rule”). The Rule, which introduces two new regulatory reporting forms for investment companies – Form N-PORT and Form N-CEN – also contains amendments to Regulation S-X, which impact the form and content of financial statements, particularly with respect to the disclosure of derivative investments. Management is still evaluating the impact of the Rule, but they believe that many of the Regulation S-X amendments are consistent with the Funds’ current financial statement presentation and they expect that the Funds will be in compliance with the Rule’s Regulation S-X amendments by the August 1, 2017, compliance date.

11.	SUBSEQUENT EVENTS

The Trust has evaluated the need for additional disclosures and/or adjustments resulting from subsequent events. Based on this evaluation, no adjustments were required to the financial statements as of September 30, 2017, and no issues were noted to disclose.

CITY NATIONAL ROCHDALE FUNDS | PAGE 148

report of independent registered public accounting firm

To the Shareholders and Board of Trustees
of City National Rochdale Funds

We have audited the accompanying statements of assets and liabilities of Government Money Market Fund, Government Bond Fund, Corporate Bond Fund, California Tax Exempt Bond Fund, Municipal High Income Fund, High Yield Bond Fund, Intermediate Fixed Income Fund, Fixed Income Opportunities Fund (consolidated), Dividend & Income Fund, U.S. Core Equity Fund, and Emerging Markets Fund (consolidated), each a series of shares of beneficial interest in City National Rochdale Funds (the “Funds”), including the schedules of investments, as of September 30, 2017, and the related statements of operations and cash flows (for Fixed Income Opportunities Fund only) for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the three-year period then ended (consolidated for Fixed Income Opportunities Fund and Emerging Markets Fund). These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights (consolidated for Fixed Income Opportunities and Emerging Markets Fund) for each of the years or periods presented through September 30, 2014 for each of the Funds were audited by other auditors, whose reports dated November 28, 2014 and March 31, 2013 expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2017 by correspondence with the custodian, brokers, and other counterparties, or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights (consolidated where noted) referred to above present fairly, in all material respects, the financial position of each of the Funds comprising the City National Rochdale Funds as of September 30, 2017, and the results of their operations and cash flows (for Fixed Income Opportunities Fund only) for the year then ended, the changes in their net assets for each of the years in the two-year period then ended and their financial highlights for each of the years in the three-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

Philadelphia, Pennsylvania
November 28, 2017

CITY NATIONAL ROCHDALE FUNDS | PAGE 149

trustees and officers (Unaudited)
September 30, 2017

The Trustees and officers of the Trust, their principal occupations during the past five years, and their affiliations, if any, with City National Rochdale, the investment manager to the Funds, are set forth below. The persons listed below may have held other positions with their employers named below during the relevant periods. Certain officers of the Trust also serve as officers to one or more other mutual funds for which SEI Investments or its affiliates act as investment manager, administrator or distributor. Andrew S. Clare (the “Interested Trustee”) is an “interested person” of the Trust, as defined in the 1940 Act. Each Trustee other than Mr. Clare may be referred to in this SAI as an “Independent Trustee” and collectively as the “Independent Trustees.” The Trust’s Statement of Additional Information (“SAI”) includes additional information about the Trustees and Officers. The SAI may be obtained without charge by calling 1-888-889-0799.

Name, Address, and Age	Position with the Trust	Term of Office(1) and Length of Time Served	Principal Occupation for the Past Five Years	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee For the Past Five Years
INDEPENDENT TRUSTEES
Daniel A. Hanwacker City National Rochdale Funds 400 N. Roxbury Drive Beverly Hills, California 90210 Age: 65	Trustee	Since 2013	CEO and President, Hanwacker Associates, Inc. (asset management consulting and executive search services) (2001-present). Managing Director - Asset Management, Putnam Lovell Securities (2000-2001). Co-Founding Partner, Constellation Financial Management, Co., LLC (1995-2000).	16	Rochdale Investment Trust (2011- 2013)
Jon C. Hunt City National Rochdale Funds 400 N. Roxbury Drive Beverly Hills, California 90210 Age: 65	Trustee	Since 2013	Retired (March 2013-present). Consultant to Management, Convergent Capital Management, LLC (“CCM”) (July 2012-March 2013). Managing Director and Chief Operating Officer, CCM (1998-June 2012).	16
Nuveen Commodities Asset Management, member of Independent Committee (February 2012 - present); Advisor’s Inner Circle Fund III (February 2014 – present); Winton Series Trust and Winton Diversified Opportunities Fund, Lead Independent Trustee (January 2015 - present)

Vernon C. Kozlen City National Rochdale Funds 400 N. Roxbury Drive Beverly Hills, California 90210 Age: 74	Trustee Chairman	Since 2007 Since 2016	Retired (2007-present). President and Chief Executive Officer, City National Rochdale Funds (2000-2007). Executive Vice President and Director of Asset Management Development, CNB (1996-2007). Director, Reed, Conner & Birdwell LLC (2000-2007), and Convergent Capital Management, LLC (2003-2007). Chairman of the Board, City National Asset Management, Inc. (2001-2005). Chairman of the Board, City National Securities, Inc. (1999-2005). Director, City National Asset Management, Inc. (2001-2006), and City National Securities, Inc. (1999-2006).	16	Windermere Jupiter Fund, LLC, CMS/Ironwood Multi-Strategy Fund LLC, CMS/Barlow Long-Short Equity Fund, LLC (3)

CITY NATIONAL ROCHDALE FUNDS | PAGE 150

Name, Address, and Age	Position with the Trust	Term of Office(1) and Length of Time Served	Principal Occupation for the Past Five Years	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee For the Past Five Years
INDEPENDENT TRUSTEES (Continued)
Jay C. Nadel City National Rochdale Funds 400 N. Roxbury Drive Beverly Hills, California 90210 Age: 58	Trustee	Since 2013	Financial Services Consultant (2005-present). Executive Vice President, Bank of New York Broker-Dealer and Member of the Operating Committee (2002-2004). Weiss, Peck & Greer, Partner, Managing Director and Chair of the Operations Committee (1986-2001).	16	Lapolla Industries, Inc. (2007 – present); Rochdale Investment Trust (2011-2013)
James R. Wolford City National Rochdale Funds 400 N. Roxbury Drive Beverly Hills, California 90210 Age: 63	Trustee	Since 1999
Chief Executive Officer of Corinthian Development Company (December 2013-present). President, Chief Operating Officer and Chief Financial Officer, Thompson National Properties (March 2011-December 2013). Chief Financial Officer, Pacific Office Properties, a real estate investment trust (April 2010-March 2011). Chief Financial Officer, Bixby Land Company, a real estate company (2004-March 2010). Regional Financial Officer, AIMCO, a real estate investment trust (2004). Chief Financial Officer, DBM Group, a direct mail marketing company (2001-2004). Senior Vice President and Chief Operating Officer, Forecast Commercial Real Estate Service, Inc. (2000-2001). Senior Vice President and Chief Financial Officer, Bixby Ranch Company (1985-2000).
				16	None
INTERESTED TRUSTEE
Andrew S. Clare (4) City National Rochdale Funds 400 N. Roxbury Drive Beverly Hills, California 90210 Age: 71	Trustee	Since 2013	Attorney and partner, Loeb & Loeb LLP, a law firm (1972-present).	16	None

(1)	The Trustees serve for terms of office as follows:

Name of Trustee	End of Term of Office
Vernon C. Kozlen	December 31, 2018*
James Wolford	March 29, 2023
Andrew S. Clare	December 31, 2020*
Daniel A. Hanwacker	March 29, 2023
Jon C. Hunt	March 29, 2023
Jay C. Nadel	March 29, 2023

*	Subject to extension by the Board for up to two years.

(2)
“Fund complex” is defined as two or more registered investment companies that hold themselves out to investors as related companies or have a common investment adviser or affiliated investment advisers and in this case includes the following registered closed-end funds: City National Rochdale High Yield Alternative Strategies Master Fund LLC, City National Rochdale High Yield Alternative Strategies Fund LLC, City National Rochdale High Yield Alternative Strategies Fund TEI LLC, City National Rochdale Structured Claims Fixed Income Fund LLC and City National Rochdale International Trade Fixed Income Fund.

(3)
Convergent Wealth Advisors, LLC, which is under common control with CNB, serves as investment adviser to Windermere Jupiter Fund, LLC, CMS/Ironwood Multi-Strategy Fund, LLC and CMS/Barlow Long-Short Equity Fund, LLC, each of which is a private investment fund.

(4)	Mr. Clare is an “interested person” of the Trust, as defined in the 1940 Act, by virtue of the provision of significant legal services by him and his law firm to CNB.

CITY NATIONAL ROCHDALE FUNDS | PAGE 151

trustees and officers (Unaudited) (Continued)
September 30, 2017

Name, Address, and Age	Position with the Trust	Term of Office(1) and Length of Time Served	Principal Occupation for the Past Five Years
OFFICERS
Garrett R. D’Alessandro City National Rochdale, LLC 400 N. Roxbury Drive Beverly Hills, California 90210 Age: 60	President and Chief Executive Officer	Since 2013	Chief Executive Officer, City National Rochdale (1986-present); Chief Investment Officer, City National Rochdale (April 2016-present).
Eric Kleinschmidt SEI Investments One Freedom Valley Drive Oaks, Pennsylvania 19456 Age: 49	Treasurer	Since 2005	Director of Fund Accounting, SEI Investments Company (2004-present). Manager of Fund Accounting, SEI Investments (1999-2004).
F. Michael Gozzillo City National Rochdale, LLC 400 N. Roxbury Drive Beverly Hills, California 90210 Age: 52	Vice President; Chief Compliance Officer (“CCO”); Anti-Money Laundering Officer & Identity Theft Program Officer	Since 2013
Senior Vice President & Chief Compliance Officer, City National Rochdale (2012-present). CCO, Symphonic Financial Advisers LLC (2013 to Present). CCO, City National Rochdale High Yield Alternative Strategies Master Fund LLC, City National Rochdale High Yield Alternative Strategies Fund LLC, City National Rochdale High Yield Alternative Strategies Fund TEI LLC, City National Rochdale Structured Claims Fixed Income Fund LLC and City National Rochdale International Trade Fixed Income Fund (2013-present). Director & Compliance Officer, TIAA-CREF (2008-2012). CCO, TIAA-CREF Life Insurance Co. Separate Accounts (2009-2012).

Lisa Whittaker SEI Investments One Freedom Valley Drive Oaks, Pennsylvania 19456 Age: 38	Vice President and Assistant Secretary	Since 2012	Attorney, SEI Investments Company (2012-present). Associate Counsel, The Glenmede Trust Company (2011-2012). Associate, Drinker Biddle & Reath LLP (2006-2011).
Mitchell Cepler City National Rochdale, LLC 400 N. Roxbury Drive Beverly Hills, California 90210 Age: 34	Vice President and Assistant Treasurer	Since 2015	Group Finance Manager, City National Rochdale (2011-present). Manager, Financial Planning and Analysis, ESP Technologies Corporation (2008-2011).
Kurt Hawkesworth City National Rochdale, LLC 400 N. Roxbury Drive Beverly Hills, California 90210 Age: 46	Vice President and Secretary	Since 2013	Chief Operating Officer, City National Rochdale (2003-present).
Anthony Sozio City National Rochdale, LLC 400 N. Roxbury Drive Beverly Hills, California 90210 Age: 46	Vice President and Assistant Secretary	Since 2013	Assistant Vice President of Registered Fund Operations, City National Rochdale (1998-present).

(1)	Each officer serves until removed by the Board or the principal executive officer of the Trust, or until such officer resigns.

CITY NATIONAL ROCHDALE FUNDS | PAGE 152

notice to shareholders (Unaudited)
September 30, 2017

For shareholders that do not have a September 30, 2017, taxable year end, this notice is for informational purposes only. For shareholders with a September 30, 2017, taxable year end, please consult your tax advisor as to the pertinence of this notice.

For California income tax purposes, for the fiscal year ended September 30, 2017, each of the California Tax Exempt Bond Fund and Municipal High Income Fund is designating 98.18% and 9.07%, respectively, of its distributions paid from net investment income as exempt-interest dividends under Section 17145 of the California Revenue and Taxation Code.

For Federal income tax purposes, for the fiscal year ended September 30, 2017, each Fund is designating the following items with regard to distributions paid during the year:

	(A) Long Term Capital Gain Distributions	(B) Return of Capital	(C) Ordinary Income Distributions	(D) Tax Exempt Interest	(E) Total Distributions	(F) Dividends Qualifying for Corporate Dividends Rec. Deduction (1)	(G) Qualifying Dividend Income (2)	(H) U.S. Government Interest (3)	(I) Interest Related Dividends (4)	(J) Qualified Short-Term Capital Gain Dividends (5)	(K) Foreign Tax Credit
Government Money Market Fund	0.00%	0.00%	100.00%	0.00%	100.00%	0.00%	0.00%	89.79%	99.81%	0.00%	0.00%
Government Bond Fund	7.79%	0.00%	92.21%	0.00%	100.00%	0.00%	0.00%	58.37%	99.80%	0.00%	0.00%
Corporate Bond Fund	0.00%	0.00%	100.00%	0.00%	100.00%	0.00%	0.00%	0.00%	85.30%	0.00%	0.00%
California Tax Exempt Bond Fund	23.50%	0.00%	8.12%	68.38%	100.00%	0.00%	0.00%	0.00%	0.00%	100.00%	0.00%
Municipal High Income Fund	0.00%	0.00%	1.69%	98.31%	100.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
High Yield Bond Fund	0.00%	0.00%	100.00%	0.00%	100.00%	0.00%	0.00%	0.00%	99.80%	0.00%	0.00%
Intermediate Fixed Income Fund	0.00%	0.00%	100.00%	0.00%	100.00%	8.96%	10.15%	3.97%	84.18%	0.00%	0.00%
Fixed Income Opportunities Fund	0.00%	0.00%	100.00%	0.00%	100.00%	26.74%	26.74%	0.01%	84.15%	0.00%	0.00%
Dividend & Income Fund	26.20%	0.00%	73.80%	0.00%	100.00%	100.00%	100.00%	0.00%	1.62%	0.00%	0.00%
U.S. Core Equity Fund	83.33%	0.00%	16.67%	0.00%	100.00%	100.00%	100.00%	0.00%	0.00%	0.00%	0.00%
Emerging Markets Fund (6)	0.00%	0.00%	100.00%	0.00%	100.00%	0.00%	100.00%	0.00%	0.00%	0.00%	10.45%

(1)	“Dividends Received Deduction” represent dividends which qualify for the corporate dividends received deduction.
(2)	“Qualifying Dividend Income” represent qualifying dividends as created by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund intends to designate the maximum amount permitted by law.
(3)
“U.S. Government Interest” represent the amount of interest that was derived from direct U.S. Government obligations and distributed during the fiscal year. This amount is reflected as a percentage of ordinary income. Generally, interest from direct U.S. Government obligations is exempt from state income tax. However, for shareholders who are residents of California, Connecticut or New York, the statutory threshold requirements were not satisfied to permit exemption of these amounts from state income.

(4)	“Interest Related Dividends” represent qualifying interest that is exempt from U.S. withholding tax when paid to foreign investors as created by the American Jobs Creation Act of 2004.
(5)
“Short-Term Capital Gain Dividends” represent qualifying short-term capital gain that is exempt from U.S. withholding tax when paid to foreign investors as created by the American Jobs Creation Act of 2004.

(6)
The Fund intends to pass through a foreign tax credit to shareholders. For the fiscal year ended September 30, 2017, the total amount of foreign source income was $19,023,212. The total amount of foreign tax to be paid is $287,625. Your allocable share of foreign tax credit will be reported on Form 1099-DIV.

Items (A), (B), (C), (D), (E) and (K) are based on the percentage of each fund’s total distribution.
Items (F) and (G) are based on the percentage of “Ordinary Income Distributions.”
Item (H) is based on the percentage of gross income of each Fund.
Item (I) is based on the percentage of net investment income distributions.
Item (J) is based on the percentage of short-term capital gain distributions.

CITY NATIONAL ROCHDALE FUNDS | PAGE 153

disclosure of fund expenses (Unaudited)

All mutual funds have operating expenses. As a shareholder of a Fund, your investment is affected by these ongoing costs, which include (among others) costs for portfolio management, administrative services, class-specific distribution fees, acquired fund fees and shareholder reports like this one. It is important for you to understand the impact of these costs on your investment returns.

Operating expenses such as these are deducted from a Fund’s gross income and directly reduce your final investment return. These expenses are expressed as a percentage of the Fund’s average net assets; this percentage is known as the Fund’s expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period (April 1, 2017 to September 30, 2017).

The table below illustrates your Fund’s costs in two ways:

Actual Fund Return. This section helps you to estimate the actual expenses that your Fund incurred over the period. The “Expenses Paid During Period” column shows the actual dollar expense cost incurred by a $1,000 investment in each Fund, and the “Ending Account Value” number is derived from deducting that expense cost from each Fund’s gross investment return.

You can use this information, together with the actual amount you invested in a Fund, to estimate the expenses you paid over that period. Simply divide your actual account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown for your Fund under “Expenses Paid During Period.”

Hypothetical 5% Return. This section helps you compare your Fund’s costs with those of other mutual funds. It assumes that each Fund had an annual 5% return before expenses during the year, but that the expense ratio (Column 3) for the period is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess your Fund’s comparative cost by comparing the hypothetical result for your Fund in the “Expenses Paid During Period” column with those that appear in the same charts in the shareholder reports for other funds.

NOTE: Because the return is set at 5% for comparison purposes – NOT your Fund’s actual return – the account values shown do not apply to your specific investment.

CITY NATIONAL ROCHDALE FUNDS | PAGE 154

	Beginning Account Value 4/01/2017	Ending Account Value 9/30/2017	Annualized Expense Ratios	Expense Paid During Period*
City National Rochdale Government Money Market Fund
Actual Fund Return
Class N	$ 1,000.00	$ 1,000.40	1.42%	$ 7.12
Class S	1,000.00	1,000.40	0.86%	4.31
Servicing Class	1,000.00	1,001.40	0.33%	1.66

Hypothetical 5% Return
Class N	$ 1,000.00	$ 1,017.95	1.42%	$ 7.18
Class S	1,000.00	1,020.76	0.86%	4.36
Servicing Class	1,000.00	1,023.41	0.33%	1.67

City National Rochdale Government Bond Fund
Actual Fund Return
Institutional Class	$ 1,000.00	$ 1,005.10	0.53%	$ 2.66
Class N	1,000.00	1,002.60	1.03%	5.17
Servicing Class	1,000.00	1,002.90	0.78%	3.92

Hypothetical 5% Return
Institutional Class	$ 1,000.00	$ 1,022.41	0.53%	$ 2.69
Class N	1,000.00	1,019.90	1.03%	5.22
Servicing Class	1,000.00	1,021.16	0.78%	3.95

City National Rochdale Corporate Bond Fund
Actual Fund Return
Class N	$ 1,000.00	$ 1,008.90	1.01%	$ 5.09
Servicing Class	1,000.00	1,010.20	0.76%	3.83

Hypothetical 5% Return
Class N	$ 1,000.00	$ 1,020.00	1.01%	$ 5.11
Servicing Class	1,000.00	1,021.26	0.76%	3.85

City National Rochdale California Tax Exempt Bond Fund
Actual Fund Return
Class N	$ 1,000.00	$ 1,015.20	0.88%	$ 4.45
Servicing Class	1,000.00	1,016.50	0.63%	3.18

Hypothetical 5% Return
Class N	$ 1,000.00	$ 1,020.66	0.88%	$ 4.46
Servicing Class	1,000.00	1,021.91	0.63%	3.19

City National Rochdale Municipal High Income Fund
Actual Fund Return
Class N	$ 1,000.00	$ 1,044.10	1.08%	$ 5.53
Servicing Class	1,000.00	1,045.30	0.83%	4.26

Hypothetical 5% Return
Class N	$ 1,000.00	$ 1,019.65	1.08%	$ 5.47
Servicing Class	1,000.00	1,020.91	0.83%	4.20

City National Rochdale High Yield Bond Fund
Actual Fund Return
Institutional Class	$ 1,000.00	$ 1,038.10	0.97%	$ 4.98
Class N	1,000.00	1,035.50	1.47%	7.50
Servicing Class	1,000.00	1,035.70	1.22%	6.24

Hypothetical 5% Return
Institutional Class	$ 1,000.00	$ 1,020.19	0.97%	$ 4.93
Class N	1,000.00	1,017.70	1.47%	7.44
Servicing Class	1,000.00	1,018.94	1.22%	6.19

City National Rochdale Intermediate Fixed Income Fund
Actual Fund Return
Institutional Class	$ 1,000.00	$ 1,014.50	0.51%	$ 2.58
Class N	1,000.00	1,011.90	1.01%	5.09

Hypothetical 5% Return
Institutional Class	$ 1,000.00	$ 1,022.51	0.51%	$ 2.59
Class N	1,000.00	1,020.00	1.01%	5.12

City National Rochdale Fixed Income Opportunities Fund
Actual Fund Return
Class N	$ 1,000.00	$ 1,037.70	1.09%	$ 5.57

Hypothetical 5% Return
Class N	$ 1,000.00	$ 1,019.60	1.09%	$ 5.52

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

CITY NATIONAL ROCHDALE FUNDS | PAGE 155

disclosure of fund expenses (Unaudited) (Continued)

	Beginning Account Value 4/01/2017	Ending Account Value 9/30/2017	Annualized Expense Ratios	Expense Paid During Period*
City National Rochdale Dividend & Income Fund
Actual Fund Return
Class N	$ 1,000.00	$ 1,004.60	1.13%	$ 5.66

Hypothetical 5% Return
Class N	$ 1,000.00	$ 1,019.42	1.13%	$ 5.71

City National Rochdale U.S. Core Equity Fund
Actual Fund Return
Institutional Class	$ 1,000.00	$ 1,100.10	0.53%	$ 2.75
Class N	1,000.00	1,097.00	1.03%	5.41
Servicing Class	1,000.00	1,098.20	0.78%	4.10

Hypothetical 5% Return
Institutional Class	$ 1,000.00	$ 1,022.45	0.53%	$ 2.65
Class N	1,000.00	1,019.91	1.03%	5.21
Servicing Class	1,000.00	1,021.16	0.78%	3.95

City National Rochdale Emerging Markets Fund
Actual Fund Return
Class N	$ 1,000.00	$ 1,183.90	1.62%	$ 8.85
Class Y	$ 1,000.00	$ 1,185.20	1.37%	7.48

Hypothetical 5% Return
Class N	$ 1,000.00	$ 1,016.96	1.62%	$ 8.17
Class Y	$ 1,000.00	$ 1,018.22	1.37%	6.91

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

CITY NATIONAL ROCHDALE FUNDS | PAGE 156

board approval of advisory and sub-advisory agreements
(Unaudited)

The Board of Trustees of City National Rochdale Funds (the “Trust”) is comprised of six Trustees, five of whom are Independent Trustees (i.e., not “interested persons” of the Trust as defined in the Investment Company Act of 1940, as amended). During the six months ended September 30, 2017, the Board and the Independent Trustees approved renewal of the following advisory and sub-advisory agreements:

●
The advisory agreement between City National Rochdale, LLC (the “Adviser”) and the Trust, on behalf of the City National Rochdale Government Money Market Fund (“Government Money Market Fund”), City National Rochdale Government Bond Fund (“Government Bond Fund”), City National Rochdale Corporate Bond Fund (“Corporate Bond Fund”), City National Rochdale California Tax Exempt Bond Fund (“California Tax Exempt Bond Fund”), City National Rochdale Municipal High Income Fund (“Municipal High Income Fund”), City National Rochdale High Yield Bond Fund (“High Yield Bond Fund”), City National Rochdale Intermediate Fixed Income Fund (“Intermediate Fixed Income Fund”), City National Rochdale Fixed Income Opportunities Fund (“Fixed Income Opportunities Fund”), City National Rochdale Dividend & Income Fund (“Dividend & Income Fund”), City National Rochdale U.S. Core Equity Fund (“U.S. Core Equity Fund”), and City National Rochdale Emerging Markets Fund (“Emerging Markets Fund”) (each a “Fund” and collectively, the “Funds”);

●	The sub-advisory agreement between the Adviser and Guggenheim Partners Investment Management, LLC (“Guggenheim”), with respect to the High Yield Bond Fund;

●	The sub-advisory agreement between the Adviser and Seix Investment Advisors LLC (“Seix”), with respect to the Fixed Income Opportunities Fund;

●	The sub-advisory agreement between the Adviser and Federated Investment Management Company (“Federated”), with respect to the Fixed Income Opportunities Fund;

●	The sub-advisory agreement between the Adviser and GML Capital LLP (“GML”), with respect to the Fixed Income Opportunities Fund;

●	The sub-advisory agreement between the Adviser and Alcentra Limited (“Alcentra”), with respect to the Fixed Income Opportunities Fund;

●	The sub-advisory agreement between the Adviser and Ashmore Investment Management Limited (“Ashmore”), with respect to the Fixed Income Opportunities Fund;

●	The sub-advisory agreement between the Adviser and AllFinancial Partners II, LLC (“AllFinancial”), with respect to the Fixed Income Opportunities Fund;

●	The advisory agreement between the Adviser and Rochdale Emerging Markets (Mauritius) (the “Mauritius Subsidiary”), a wholly-owned subsidiary of the Emerging Markets Fund; and

●
The advisory agreement between the Adviser and City National Rochdale Fixed Income Opportunities (Ireland) Limited (the “Irish Subsidiary”), a wholly-owned subsidiary of the Fixed Income Opportunities Fund.

The advisory and sub-advisory agreements listed above are collectively referred to below as the “Agreements.” Guggenheim, Seix, Federated, GML, Alcentra, Ashmore, and AllFinancial are collectively referred to below as the “Sub-Advisers,” and the Mauritius Subsidiary and the Irish Subsidiary are collectively referred to below as the “Subsidiaries.”

The Board also approved amendments to the sub-advisory agreements with Federated, Ashmore and Seix with respect to the Fixed Income Opportunities Fund, each of which provided for reductions of fees payable by the Adviser to the Sub-Adviser, as applicable. The amendment to the Ashmore sub-advisory agreement also included an expansion of its mandate with respect the Fixed Income Opportunities Fund to include investments in emerging market local currency bonds.

General Information

The following information summarizes the Board’s considerations associated with its review of the Agreements. In connection with their deliberations, the Board considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The Agreements were considered separately for each Fund and Subsidiary, although the Board took into account the common interests of the Funds and the Subsidiaries in its review. As described below, the Board considered the nature, quality and extent of the various investment advisory and administrative services performed by the Adviser and each Sub-Adviser. In considering these matters, the Independent Trustees discussed the approval of the Agreements with management and in private sessions with their independent counsel at which no representatives of the Adviser or the Sub-Advisers were present.

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board approval of advisory and sub-advisory agreements
(Unaudited) (Continued)

The Board reviewed extensive materials regarding investment results of the Adviser and each Sub-Adviser with respect to the Funds (or portions of the Funds) and the Subsidiaries they manage, advisory fee and expense comparisons, financial information with respect to each firm, descriptions of various functions such as compliance monitoring and portfolio trading practices, and information about the personnel providing investment management and administrative services to the Funds and the Subsidiaries. The Board also took into account information they received at past meetings of the Board and its committees with respect to these matters.

In deciding to approve the Agreements, the Board and the Independent Trustees did not identify a single factor as controlling and this summary does not describe all of the matters considered. In addition, each Board member did not necessarily attribute the same weight to each matter. However, the Board and the Independent Trustees concluded that each of the various factors referred to below favored such approval.

CITY NATIONAL ROCHDALE, LLC

Nature, Extent and Quality of Services

In reviewing the services provided by the Adviser to the Funds and the Subsidiaries, the Board considered a variety of matters, including the overall quality and depth of the Adviser’s organization, its overall financial strength and stability, its commitment to compliance with applicable laws and regulations and the systems in place to ensure compliance with those requirements, its portfolio trading and soft dollar practices, and its disaster recovery and contingency planning practices. The Board also considered the experience, capability and integrity of the Adviser’s senior management, the background, education and experience of the Adviser’s personnel, and its efforts to retain, attract and motivate capable personnel to serve the Funds and the Subsidiaries. The Board found all of these matters to be satisfactory.

The Board assessed the performance of each Fund compared with the returns of its respective benchmark index or indexes and the averages of the funds included in its respective peer group category selected by Lipper, Inc. (each, a “Lipper Universe”), and for the Government Money Market Fund, an iMoneyNet, Inc. index. They reviewed these matters for the one-, three-, five-, ten- and 15-year and since inception periods ended June 30, 2017, as applicable. In addition, the Board reviewed the performance of each Fund compared to the performance of a select group of comparable funds determined by the Adviser to have investment objectives similar to that of the Fund. With respect to the performance results of the Funds, the Trustees noted that the meeting materials indicated as follows:

●
The Government Money Market Fund (Servicing Class) underperformed the average returns of the funds in the Lipper Institutional U.S. Government Money Market Objective group (by 0.20% or less), and the iMoneyNet, Inc. Government Institutional group (by 0.22% or less) for the one-, three-, five-, ten- and 15-year and since inception periods.

●
The Government Bond Fund (Institutional Class) outperformed the Lipper Short/Intermediate U.S. Government Objective group, but trailed the Bloomberg Barclays U.S. 1-5 Year Government Bond Index (by 0.38% or less), for the three- and five-year periods. The Fund underperformed the Bloomberg Barclays Index (by 0.45% or less), and the Lipper Universe average returns (by 0.39% or less) for the one-, ten- and 15-year and since inception periods. The Board considered the Adviser’s explanation that the Fund’s underperformance compared to its Lipper Universe was primarily due to longer maturity profiles and greater allocations to mortgage-backed securities by the Fund’s peers.

●
The Corporate Bond Fund (Servicing Class) outperformed the Lipper Short/Intermediate Investment-Grade Objective group and the Bloomberg Barclays U.S. Corp 1-5 A3+, 2% Issuer Constrained Index for the one-year period, and outperformed the average return of the funds in the Lipper Universe, but underperformed the Barclays Index (by 0.42% or less), for the five-, ten- and 15-year and since inception periods. The Fund underperformed the Bloomberg Barclays Index (by 0.73%) and the Lipper Universe average (by 0.19%) for the three-year period. The Board noted the Adviser’s explanation that the Fund’s near-term outperformance was primarily attributable to the Fund’s conservative duration positioning which, in the previous year, contributed to the then near-term underperformance. The Board also considered several structural differences between the Fund, the benchmark, and Lipper peer group funds.

●
The California Tax Exempt Bond Fund (Servicing Class) outperformed the average returns of the funds in the Lipper CA Short/Intermediate Municipal Debt Objective group, but underperformed the Bloomberg Barclays CA Intermediate-Short Municipal Index (by 0.68% or less) for the one-, three-, five-, ten- and 15-year and since inception

CITY NATIONAL ROCHDALE FUNDS | PAGE 158

periods. The Board considered the Adviser’s explanation that although the Fund was outperforming its peers, it was underperforming its index primarily due to the size of the Fund and the low interest rate environment.

●
The Municipal High Income Fund (Servicing Class) underperformed the average returns of the funds in the Lipper High Yield Municipal Classification group (by 0.98% or less), and the Bloomberg Barclays High Yield Municipal Index (by 2.36% or less) for the one- and three-year and since inception periods. The Board noted that the Adviser was satisfied with the performance of the new portfolio management team, and considered the positive effect of the Fund’s relative overweight in tobacco-related holdings and below investment grade securities during the second half of the year.

●
The High Yield Bond Fund (Institutional Class) outperformed the average returns of the funds in the Lipper High Yield Bond Funds Objective group for the one-, three-, five-, ten- and 15-year and since inception periods. The Fund outperformed the Citigroup High-Yield Market Capped Index for the one- and five-year and since inception periods, but underperformed the Citigroup Index (by 0.72% or less) for the three-, ten- and 15-year periods. The Board considered the Adviser’s explanation that much of the Fund’s underperformance as compared to its benchmark was due to the higher credit quality of the Fund’s portfolio securities.

●
The Intermediate Fixed Income Fund (Institutional Class) outperformed the Bloomberg Barclays U.S. Intermediate Government/Credit Bond Index and the Lipper Core Bond Funds Classification group for the one-, three- and five-year periods. The Fund underperformed the Lipper Universe averages (by 0.65% or less) and the Bloomberg Barclays Index (by 0.38% or less) for the ten- and 15-year and since inception periods.

●
The Fixed Income Opportunities Fund (Class N) outperformed the average returns of the funds in the Lipper High Yield Bond Funds Classification group, the Bloomberg Barclays U.S. Aggregate Bond Index, and the Credit Suisse Leveraged Loan Index, but underperformed the Bloomberg Barclays U.S. Corporate High Yield Index (by 0.45%) for the three-year period. The Fund outperformed the Bloomberg Barclays U.S. Aggregate Bond Index, but underperformed the Credit Suisse Index (by 3.48% or less), the Lipper Universe average return (by 2.25% or less), and the Bloomberg Barclays U.S. Corporate High Yield Index (by 3.48% or less) for the one- and five-year and since inception periods. The Board noted that the Fund is a blended fund with several sleeves managed by the Adviser and different sub-advisers according to various investment mandates, that it was therefore difficult to compare the Fund to a broad-based securities index, and that many of the Fund’s secondary benchmarks were benchmarks applicable only to certain sleeves of the Fund.

●
The Dividend & Income Fund (Class N) outperformed the average returns of the funds in the Lipper Equity Income Funds Classification group, but underperformed the S&P 500 Index (by 2.35%) and the Blended Index (a customized index composed of 60% Dow Jones U.S. Select Dividend Index, 25% Bank of America ML Core Fixed Rate Preferred Securities Index and 15% MSCI U.S. REIT Index) (by 2.09%), for the three-year period. The Fund outperformed the Lipper Universe average return and the Blended Index, but underperformed the S&P 500 Index return (by 0.57%), for the ten-year period. For the one-, five- and 15-year periods, the Fund underperformed the Blended Index (by 5.71% or less), the Lipper Universe (by 10.91% or less), and the S&P 500 Index (by 15.6% or less). The Fund outperformed the S&P 500 Index but trailed the Lipper Universe average returns (by 0.41%) and the Blended Index (by 2.77%) for the since inception period. The Board noted the Adviser’s observation that most of the Fund’s underperformance compared to the Blended Index was due to weak performance over the one-year period ending June 30, 2017, and that, as of the prior year, the Fund had performed well. The Board also noted that the Fund had been ranked in the five-star category by Morningstar, Inc. for the ten-year period as of June 30, 2017, and is a four-star fund in the Large Value Category overall.

●
The U.S. Core Equity Fund (Institutional Class) outperformed the average returns of the funds in the Lipper Large Cap Core Funds Classification group and the S&P 500 Index, but underperformed the Lipper Large Cap Growth Funds Classification group (by 1.57%), for the one-year period. The Fund outperformed the Lipper Large Cap Core Universe, but underperformed the S&P 500 Index (by 0.84% or less) and the Lipper Large Cap Growth Universe (by 0.85% or less) for the three-year and since inception periods.

●
The Emerging Markets Fund (Class N) outperformed the MSCI Emerging Markets Index, the average returns of the funds in the Lipper Emerging Markets Funds Classification group and the MSCI Emerging Markets Asia Index for

CITY NATIONAL ROCHDALE FUNDS | PAGE 159

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(Unaudited) (Continued)

the three- and five-year and since inception periods. For the one-year period, the Fund outperformed the Lipper Universe but slightly underperformed the MSCI Emerging Markets Index (by 0.22%), and underperformed the MSCI Emerging Markets Asia Index (by 4.33%).

The Board concluded that the Adviser continues to provide high quality management and oversight services to the Funds, the Mauritius Subsidiary, and the Irish Subsidiary. The Board noted that the investment results of the Funds over the long term were generally competitive; that the Adviser had given reasonable explanations for the performance of those Funds that had underperformed relative to their benchmarks; that the results for the Government Money Market Fund compared to its peer group were acceptable given the special services and investment focuses of the Fund and the unusual market conditions applicable to the money market fund industry in recent years; and that consideration of returns of market indexes needed to take into account that indexes do not reflect the expenses of operating mutual funds.

Advisory Fees and Fund Expenses

The Board then reviewed information regarding the advisory fees (both before and after waivers) charged by the Adviser to each Fund, and the total expenses (net of fee waivers) for the last fiscal year of the Institutional Class, Servicing Class, and Class N shares of each Fund (as percentages of their respective average annual net assets), as applicable (“Total Expense Ratios”), compared to those of the funds included in its respective Lipper Universe and peer group identified by the Adviser (each, a “Peer Group”), as applicable.

The Board observed that the meeting materials indicated as follows with respect to the Funds’ investment advisory fees (net of fee waivers):

●
The net advisory fees paid by the Government Money Market Fund, Municipal High Income Fund, High Yield Bond Fund, Intermediate Fixed Income Fund, and Emerging Markets Fund were above their Lipper Universe averages and Peer Group averages.

●
The net advisory fees paid by the Government Bond Fund, Corporate Bond Fund, California Tax Exempt Bond Fund, Dividend & Income Fund, and U.S. Core Equity Fund were below their Peer Group and Lipper Universe averages.

●	The net advisory fee paid by the Fixed Income Opportunities Fund was below its Peer Group average but above its Lipper Universe average.

The Board noted that the Adviser does not manage investment portfolios for other registered investment companies, pension funds, or institutional accounts that have similar investment objectives and policies as the Funds, so it did not have a basis to compare the Funds’ advisory fees with advisory fees charged by the Adviser to other such clients.

The Board observed that the meeting materials indicated as follows with respect to the Total Expense Ratios of each Fund (net of fee waivers):

●
The Total Expense Ratios of the Institutional Class of the California Tax-Exempt Bond Fund, Corporate Bond Fund, Government Bond Fund, Municipal High Income Fund, Fixed Income Opportunities Fund, and Emerging Markets Fund; the Class N, Servicing Class and Institutional Class of the U.S. Core Equity Fund; and the Class N and Institutional Class of the Dividend & Income Fund were below both their respective Peer Group and Lipper Universe averages.

●
The Total Expense Ratios of the Servicing Class of the Government Bond Fund, California Tax Exempt Bond Fund, Emerging Markets Fund, and Municipal High Income Fund; and the Institutional Class of the Government Money Market Fund, High Yield Bond Fund, and Intermediate Fixed Income Fund were below their respective Lipper Universe averages but above their respective Peer Group averages.

●	The Total Expense Ratio of the Servicing Class of the Corporate Bond Fund was below its Peer Group average but above its Lipper Universe average.

●
The Total Expense Ratios of the Servicing Class of the Government Money Market Fund and High Yield Bond Fund; and the Class N of the Government Money Market Fund, Government Bond Fund, Corporate Bond Fund, California Tax Exempt Bond Fund, Municipal High Income Fund, High Yield Bond Fund, Intermediate Fixed Income Fund, Fixed Income Opportunities Fund, and Emerging Markets Fund were above their respective Peer Group and Lipper Universe averages. However, the Total Expense Ratios for the Government Bond Fund (Institutional Class), Corporate Bond Fund (Servicing Class), California Tax Exempt Bond Fund (Servicing Class), Municipal High Income Fund (Servicing Class), High Yield Bond Fund (Institutional Class), Intermediate Fixed Income Fund (Institutional Class), Fixed Income Opportunities Fund (Class N), and Emerging Markets Fund (Class N) were in the middle 60% of funds in their Lipper Universes.

CITY NATIONAL ROCHDALE FUNDS | PAGE 160

The Board concluded that the advisory fees charged by the Adviser were fair and reasonable in relation to the value of services provided, and the total expenses of each Fund continued to be reasonable in light of the services provided, noting the different expense structure and arrangements for shareholder services and distribution of the various classes of the Funds. The Board noted that the Government Money Market Fund offered unique features which created substantial demands on the Adviser’s portfolio management staff. The Board also noted that the Adviser was recouping previously waived advisory fees from the Government Money Market Fund and that its affiliates had begun to collect shareholder servicing fees again after years of waiving those fees in order to maintain yields at certain levels.

Profitability, Benefits to the Adviser and Economies of Scale

The Board next considered information prepared by the Adviser relating to its costs and profits, as well as the benefits received by the Adviser and its affiliates as a result of its relationship with the Funds (other than the investment advisory fees paid to the Adviser), including fees paid to City National Bank (“CNB”), City National Securities, Inc., the Adviser, and RIM Securities, LLC for providing certain shareholder servicing, distribution and sub-distribution services to the Trust, benefits to CNB’s brokerage and wealth management business as a result of the availability of the Funds to its customers, and any research received from broker-dealers that execute transactions on behalf of the Funds. The Board determined that the profitability to the Adviser of its relationship with the Funds was reasonable. The Board also concluded that although there were no advisory fee breakpoints, significant economies of scale were not available until the asset levels of the Funds were materially higher than their current levels.

Conclusion

The Board and the Independent Trustees concluded that, based on the various factors they had reviewed, the compensation payable to the Adviser under the advisory agreements was fair and reasonable in light of the nature and quality of the services it provides to the Funds, the Mauritius Subsidiary, and the Irish Subsidiary, and that renewal of the advisory agreements would be in the best interests of each Fund, the Mauritius Subsidiary, and the Irish Subsidiary and their respective shareholders.

SUB-ADVISERS

Nature, Extent and Quality of Services

In reviewing the services provided by each Sub-Adviser, the Board considered a variety of matters, including the overall quality and depth of each Sub-Adviser’s organization and each Sub-Adviser’s overall financial strength and stability. The Board also considered, among other things, the investment operations and staff of each Sub-Adviser, its commitment to compliance with applicable laws and regulations and the Trust’s compliance policies and procedures, its portfolio trading and soft dollar practices and its disaster recovery and contingency planning practices. In addition, the Board considered the background, education and experience of each Sub-Adviser’s key portfolio management and operational personnel, and each Sub-Adviser’s efforts to retain, attract and motivate capable personnel to serve the relevant Fund. The Board found all of these matters to be satisfactory.

Investment Performance

The Board reviewed information provided in the meeting materials setting forth the performance of the portion of the Fixed Income Opportunities Fund managed by each of its Sub-Advisers compared with applicable benchmarks for various periods ended June 30, 2017. The Board noted that since Guggenheim sub-advises the entire High Yield Bond Fund, the performance of Guggenheim had already been reviewed as a part of the review of the performance of the High Yield Bond Fund generally. The Board made the following additional observations in reviewing the performance of the following Sub-Advisers of the Fixed Income Opportunities Fund:

●
The annualized returns for the portion of the Fund managed by Federated were above the returns of the Bloomberg Barclays U.S. Corporate High Yield Index for the three- and five-year periods, but below the return of the Barclays Index (by 0.57%) for the one-year period.

●
The annualized returns for the portion of the Fund managed by Seix were above the return of the Credit Suisse Institutional Leveraged Loan Index for the three-year period, but below the return of the Credit Suisse Index (by 0.80% or less) for the one- and five-year periods.

●
The annualized returns for the portion of the Fund managed by Alcentra were below the returns of the Credit Suisse Institutional Western Europe Leveraged Loan Index (by 0.76% or less) for the one- and three-year periods.

●
The annualized returns for the portion of the Fund managed by GML were above the returns of the JP Morgan CEMBI Broad High Yield Index for the one-year period, but slightly below the JP Morgan Index (by 0.21% or less) for the three- and five-year periods.

CITY NATIONAL ROCHDALE FUNDS | PAGE 161

board approval of advisory and sub-advisory agreements
(Unaudited) (Continued)

●
The annualized returns for the portion of the Fund managed by Ashmore were above the returns of the JP Morgan CEMBI Broad High Yield Index for the one-year period, but below the JP Morgan Index (by 0.58%) for the three-year period.

The Board noted that, while not all of the Sub-Advisers outperformed their respective benchmarks for the periods under evaluation, the Adviser had reviewed their performance relative to current market conditions, with an understanding of each Sub-Adviser’s style and philosophy, and was satisfied with the performance of each Sub-Adviser.

The Board considered the investment results of the Funds to be generally competitive, and determined that each of Guggenheim, Seix, Federated, GML, Alcentra, Ashmore and AllFinancial continued to provide high quality sub-advisory services to the applicable Funds.

Sub-Advisory Fees and Fund Expenses

The Board reviewed information included in the meeting materials regarding the sub-advisory fees charged by each Sub-Adviser, and observed that the fees were generally low compared to the fees charged by the Sub-Advisers to their other institutional clients and noted that although certain Sub-Advisers charged lower fees to other mutual funds advised by the Sub-Advisers, those funds were significantly larger than the relevant Fund. The Trustees noted that the Adviser pays all sub-advisory fees out of its advisory fee. The Board considered that Ashmore, Seix and Federated had recently agreed to lower their fee rates, and that the Adviser had indicated that any net fee retained by the Adviser in connection with the decreased sub-advisory fees would be rebated to Fund shareholders investing in the Fixed Income Opportunities Fund through the Adviser’s managed accounts.

Benefits to Sub-Advisers and Economies of Scale

The Board also evaluated the financial information prepared by each Sub-Adviser. The Board considered that none of the Sub-Advisers or their affiliates receive benefits (other than the sub-advisory fees) as a result of their relationship with the Funds, except the intangible benefits of their association with the Funds generally, any favorable publicity arising in connection with the Funds’ performance, and any research received from broker-dealers that execute transactions on behalf of the Funds. The Board also considered that the asset levels of most of the Funds were relatively small and were currently not likely to lead to significant economies of scale.

Conclusion

Based on their review, including their consideration of each of the factors referred to above, the Board and the Independent Trustees concluded that the compensation payable to each Sub-Adviser pursuant to its respective sub-advisory agreement was fair and reasonable in light of the nature and quality of the services being provided by each Sub-Adviser to the respective Fund and its shareholders, and it would be in the best interests of each of the Funds and their respective shareholders to renew the sub-advisory agreements with each of Guggenheim, Seix, Federated, GML, Alcentra, Ashmore and AllFinancial.

AMENDMENTS TO SUB-ADVISORY AGREEMENTS

In connection with the proposed amendments to the Federated, Ashmore and Seix sub-advisory agreements, each of which provided for reduction of the applicable sub-advisory fee, the Board reviewed the performance of the relevant Sub-Adviser’s current portfolio. The Board noted the Adviser’s representation that there would be no change to the quality or quantity of services provided to the Fund by the Adviser or the relevant Sub-Adviser in connection with the proposed amendments to the sub-advisory agreements, and that any net fee retained by the Adviser in connection with the decreased sub-advisory fees would be rebated to Fund shareholders investing in the Fund through separately managed accounts.

With respect to the proposed amendment to the Ashmore sub-advisory agreement, which would also expand Ashmore’s mandate to include investments in emerging market local currency bonds, the Board considered information regarding Ashmore’s management of such investments, including performance of a Luxembourg registered fund managed by Ashmore using the same strategies it would use to manage the new emerging market local currency bond portion of the Fund. The Board observed that the Luxembourg fund outperformed its benchmark, the JP Morgan GBI-EM GD Index, for recent one-, three- and five-year and since inception periods.

Conclusion

Based on their review, including their consideration of each of the factors referred to above, the Board and the Independent Trustees concluded that the compensation payable to each Sub-Adviser pursuant to the amendment to its respective sub-advisory agreement was fair and reasonable and in the best interest of the Fixed Income Opportunities Fund and its shareholders to approve the amendments to the sub-advisory agreement with each of Federated, Seix and Ashmore.

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CITY NATIONAL ROCHDALE FUNDS | PAGE 164

THANK YOU

for your investment with City National Rochdale Funds. We value the trust you have placed in us to help you achieve your financial goals.

For more information on City National Rochdale Funds, including charges and expenses, please call 1-888-889-0799 or go to citynationalrochdalefunds.com for a free prospectus. Read it carefully before you invest or send money.

City National Rochdale
INVESTMENT MANAGEMENT

CNR-AR-001-1600

Item 2.	Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer and principal accounting officer.

Item 3.	Audit Committee Financial Expert.

(a)(1) The registrant’s board of trustees has determined that the registrant has at least one audit committee financial expert serving on the audit committee.

(a)(2) The audit committee financial expert is James R. Wolford. Mr. Wolford is independent as defined in Form N-CSR Item 3(a)(2).

Item 4.	Principal Accountant Fees and Services.

Fees billed by BBD LLP Related to the Trust

BBD LLP billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years as follows:

		2017			2016
		All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval	All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval
(a)	Audit Fees(1)	$224,000	N/A	N/A	$214,000	N/A	N/A
(b)	Audit-Related Fees	N/A	N/A	N/A	N/A	N/A	N/A
(c)	Tax Fees	N/A	N/A	N/A	N/A	N/A	N/A
(d)	All Other Fees	N/A	N/A	N/A	N/A	N/A	N/A

Notes:

(1)	Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings.

(e)(1)	Not Applicable

(e)(2)	Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	2017	2016
Audit-Related Fees	N/A	N/A
Tax Fees	N/A	N/A
All Other Fees	N/A	N/A

(f)	Not Applicable

(g)	The aggregate non-audit fees and services billed by BBD LLP for the last two fiscal years were $0 and $0 for 2017 and 2016, respectively.

(h)	Not Applicable

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Schedule of Investments

Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies

Not applicable

Item 9.	Purchases of Equity Securities by Closed-End Management Company and Affiliated Purchasers.

Not applicable to open-end management investment companies.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees during the period covered by this report.

Item 11.	Controls and Procedures.

(a) The certifying officers, whose certifications are included herewith, have evaluated the registrant’s disclosure controls and procedures within 90 days of the filing date of this report. In their opinion, based on their evaluation, the registrant’s disclosure controls and procedures are adequately designed, and are operating effectively to ensure, that information required to be disclosed by the registrant in the reports it files or submits under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b) There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s last fiscal half-year that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Items 12.	Exhibits.

(a)(1) Code of Ethics attached hereto.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(a)), are filed herewith.

(b) Officer certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(b)) also accompany this filing as an Exhibit.

SIGNATURES

Pursuant to the requirements of the securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	City National Rochdale Funds

By (Signature and Title)	/s/ Garrett R. D’Alessandro
Garrett R. D’Alessandro,
President & Chief Executive Officer

Date: December 8, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Garrett R. D’Alessandro
Garrett R. D’Alessandro,
President & Chief Executive Officer

Date: December 8, 2017

By (Signature and Title)	/s/ Eric Kleinschmidt
Eric Kleinschmidt,
Treasurer

Date: December 8, 2017